UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number       811-07912

Old Westbury Funds, Inc.

(Exact name of registrant as specified in charter)

760 Moore Rd.
King of Prussia, PA 19406

(Address of principal executive offices) (Zip code)

Andrew J. McNally
BNY Mellon Investment Servicing (US) Inc.
760 Moore Rd.
King of Prussia, PA 19406

(Name and address of agent for service)

Registrant’s telephone number, including area code:   800-607-2200

Date of fiscal year end:   October 31

Date of reporting period:   October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Old Westbury Funds, Inc.
Annual Report

October 31, 2010

Investment Adviser

Old Westbury Funds, Inc.

A Letter From the President	2
Investment Adviser’s Report:
U.S. Large Cap Fund	3
Non-U.S. Large Cap Fund	6
Global Small & Mid Cap Fund	9
Global Opportunities Fund	12
Real Return Fund	15
Fixed Income Fund	17
Municipal Bond Fund	19
Disclosure of Fund Expenses	22
Portfolios of Investments:
U.S. Large Cap Fund	24
Non-U.S. Large Cap Fund	25
Global Small & Mid Cap Fund	27
Global Opportunities Fund	30
Real Return Fund	61
Fixed Income Fund	67
Municipal Bond Fund	72
Statements of Assets and Liabilities	88
Statements of Operations	90
Statements of Changes in Net Assets	92
Financial Highlights:
U.S. Large Cap Fund	96
Non-U.S. Large Cap Fund	97
Global Small & Mid Cap Fund	98
Global Opportunities Fund	99
Real Return Fund	100
Fixed Income Fund	101
Municipal Bond Fund	102
Notes To Financial Statements	103
Report of Independent Registered Public Accounting Firm	134
Directors and Officers of Old Westbury Funds, Inc. (Unaudited)	135
Additional Information	138
Renewal of Amended and Restated Investment Advisory Agreement and Sub-Advisory Agreements and Approval of New Investment Advisory Agreement (Unaudited)	139

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Old Westbury Funds, Inc. A Letter From the President

Dear Shareholders:

At the beginning of the fiscal year, the economy had just begun to show some signs of life and markets had moved swiftly higher. Yet in many places, it didn’t look like a recovery at all: unemployment was elevated, consumer sentiment remained subdued, and banks were reluctant to lend. In fact, many forecasters were calling for a double-dip recession.

We saw things differently. Entering 2010, we foresaw a “1½ steps forward, 1 step back” market governed by both favorable forces and economic headwinds. This thesis ultimately played out. On the one hand, markets were rattled by fiscal problems in Europe, uncertainty over U.S. elections, and a mixed economic picture tainted by high unemployment. However, positive news emerged as well: global economic growth picked up, world trade rebounded, corporations posted strong earnings, and policymakers provided the necessary liquidity to stave off broader deflation. Though the job outlook remained cloudy, private employers began to add workers during the year.

As a result, the S&P 500 Index oscillated between monthly results ranging from a 9% gain (September) to an 8% decline (May) — en route to an overall gain of 16.52% for the fiscal year ended October 31, 2010. The MSCI EAFE Index, meanwhile, finished up 8.36%.

Our strategies helped us to participate in these market rallies while limiting volatility along the way. All of our Funds posted strong absolute returns for the fiscal year, led by Global Small & Mid Cap (up 23.68%), Global Opportunities (up 17.21%), and Non-U.S. Large Cap (up 14.58%). Many of them outperformed their benchmarks, including Non-U.S. Large Cap (outpaced its benchmark by 6.22 percentage points), Global Opportunities (2.49 percentage points), Global Small & Mid Cap (0.87 percentage points), and Real Return (0.86 percentage points). The U.S. Large Cap Fund, however, substantially underperformed because stock prices of many of its largest holdings remained depressed despite improving company earnings. Our Fixed Income and Municipal Bond Funds trailed their benchmarks because of their lower durations in a falling-yield environment.

While we would like each Fund to outperform its benchmark in every period, we believe our pattern of performance is in line with our goal of outperforming in most portfolios most of the time. Indeed, over the last three years, the annualized returns of most of our funds are ahead of their respective benchmarks.

During the fiscal year, the Adviser added greater depth to its team by hiring a new head of fixed income in David W. Rossmiller, who brought 25 years of investment experience following his tenure as Global Head of Fixed Income for Deutsche Bank Private Wealth Management. Additional enhancements from the Adviser included altering the global large cap team structure to provide greater responsibility to three key professionals through the new role of associate portfolio manager.

As we navigate an environment replete with lingering uncertainties and potential opportunities, our managers are looking to avoid areas with heightened risks and to benefit from those with compelling growth prospects. We are confident that this proactive approach will enable us to capture future return potential and to seek superior relative returns for shareholders over time.

Thank you for the trust you have placed in us.

Sincerely,

Marc D. Stern
President
Old Westbury Funds, Inc.

Old Westbury Funds, Inc.
U.S. Large Cap Fund
INVESTMENT ADVISER’S REPORT (Unaudited)

          The return of the Old Westbury U.S. Large Cap Fund (the “Fund”) for the fiscal year ended October 31, 2010 was 7.90%. In comparison, the return of the S&P 500 Index was 16.52%.

          Though earnings for many of our companies beat consensus expectations during the fiscal year, stock prices didn’t necessarily move in lockstep — partially because of market anxiety and uncertainty over the broader economy. We believe investors will ultimately acknowledge the value inherent in these companies and drive their stock prices higher — although failure to do so during the year constrained returns.

          The Fund’s underperformance versus the benchmark was largely due to unfavorable stock selection in many sectors. Although we were positioned correctly by overweighting consumer discretionary (9.98% of the Fund as of October 31, 2010) — the top-performing sector in the S&P 500 — our holdings in this area detracted most from relative performance. Two of our largest positions in this sector lagged: Office supply firm Staples (2.78%) was hurt by continued high unemployment, and department store Kohl’s (2.55%) failed to meet high expectations set in 2009. Additionally, not owning any companies in the restaurant and hotel industries, which rallied, hurt the Fund’s relative performance.

          Despite the Fund’s overweight positioning in the outperforming industrial (12.81%) sector, stock selection detracted from relative performance. Industrial conglomerate General Electric (3.91%) underperformed because investors were concerned about the speed with which the company could improve the financial side of the firm. Illinois Tool Works (sold) also lagged following a large rally last year. In the technology sector (20.16%), stock selection hampered relative performance, with the largest detractor coming from our decision not to own Apple. Moreover, payroll services provider Paychex (sold) fell behind because of the lack of improvement in small business hiring, while networking equipment provider Cisco (2.77%) struggled as investors grew increasingly worried about the sustainability of the firm’s growth.

          Other underperformers included healthcare company Baxter (sold), which was hurt by weak sales in a large product category; global investment bank Morgan Stanley (2.86%), which investors sold during the Euro zone credit crisis; oilfield-service firm Weatherford (sold), which ran into production problems in Mexico and battled operational issues throughout the year; and drug store chain Walgreen (sold), which had faltering prescription drug sales.

          On an absolute basis, the Fund benefited from a robust corporate earnings environment. The biggest contributor to relative performance was our outperformance in the energy sector (10.65%) due to strong stock selection. Our holding in oilfield equipment and services supplier National Oilwell Varco (4.33%), which rallied sharply due to a pickup in oilfield capital expenditures — along with our decision not to own Exxon Mobil — largely contributed to our outperformance in this sector.

          We continue to emphasize the stocks of companies that we believe are currently earning below their average long-term earnings potential, with strong cash flow and opportunities to expand their margins. At fiscal year-end, the Fund is overweight the industrials, consumer staples (12.07%), and technology sectors, based on our belief that firms in these industries will continue to post strong earnings — thanks to greater emerging-market demand and lower cost structures — and trade at attractive multiples. We are underweight the healthcare sector (6.13%), where regulatory reforms have muddled the industry’s outlook and dimmed prospects for growth.

Old Westbury Funds, Inc.
U.S. Large Cap Fund
INVESTMENT ADVISER’S REPORT - (Continued) (Unaudited)

PORTFOLIO DIVERSIFICATION BY SECTOR*

Sector:
Consumer Discretionary	10.0%
Consumer Staples	12.1
Diversified Financials	12.1
Energy	10.6
Health Care	6.1
Industrials	12.8
Information Technology	20.1
Insurance	3.3
Materials	3.1
Utilities	2.9
Other**	6.9

100.0%

*	Stated as a percentage of net assets.

**	Includes cash and equivalents, investment companies, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.
U.S. LARGE CAP FUND
INVESTMENT ADVISER’S REPORT - (Concluded) (Unaudited)

Average Annual Total Returns
For the Period Ended October 31, 2010

U.S. Large Cap Fund
One Year	7.90%
Five Year	0.17%
Ten Year	-1.82%

S&P 500 Index
One Year	16.52%
Five Year	1.73%
Ten Year	-0.02%

          Prior to October 2, 2008, the Fund was named the Large Cap Equity Fund and operated under a different investment strategy. Prior to February 16, 2004, the Fund was named the Core Equities Fund and operated under a different investment strategy. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy.

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

          The chart above illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The S&P 500 Index also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The S&P 500 Index is unmanaged. Investments cannot be made directly in an index.

OLD WESTBURY FUNDS, INC.
NON-U.S. LARGE CAP FUND
INVESTMENT ADVISER’S REPORT (Unaudited)

          The return of the Old Westbury Non-U.S. Large Cap Fund (the “Fund”) for the fiscal year ended October 31, 2010 was 14.58%. In comparison, the return of the Morgan Stanley Capital International Europe, Australasia, and Far East Index (the “MSCI EAFE Index”) was 8.36%.

          The most significant contributor to the Fund’s substantial outperformance was strong stock selection, particularly in the consumer discretionary (15.39% of the Fund as of October 31, 2010) and financial (18.73%) sectors. Significant gains came from Carnival Corp (4.27%), a global cruise line operator that had strong bookings; LVMH (sold), the French luxury goods conglomerate whose high-end brands gained traction in emerging markets throughout the year; Lloyds (3.27%), a U.K.-based bank that rallied strongly after surviving the global credit crisis; and Standard Chartered (3.12%), a London-based bank whose presence in emerging markets proved successful as demand for financial services rose in these regions. British drug maker Shire (sold) also boosted the Fund’s results because of strong sales for its ADHD medications.

          On a sector basis, we benefited from our overweights to outperforming industries such as consumer discretionary. In addition to strong security selection, relative returns were aided by our decision to underweight the year’s weakest-performing sectors such as financials and utilities (2.45%).

          Regionally, our exposure to the United Kingdom (18.85%), France (17.20%), and the United States (5.88%) added to results, as did our underweight to the weaker Japanese market (15.27%). However, our positions in Australian firms detracted slightly.1

          Detracting from our performance were weak results for French-based industrial firm Alstom (sold), which struggled throughout the year because of disappointing demand for power generation equipment, and for Japan Tobacco (2.69%), which faced pressures on its top line from pricing issues. An additional performance detractor was Japanese telecom provider NTT DoCoMo (2.64%), as investors worried about a potential pricing war between the firm and its local competitor.

          At fiscal year-end, the Fund is overweight the industrials (19.47%), materials (17.29%), and consumer discretionary sectors, based on our belief that rising global GDP could stimulate industrial volume, energy and commodity-related demand, and consumer growth in emerging markets. Moreover, we are underweight healthcare (1.87%), financials, consumer staples (6.26%), telecommunications (2.64%), utilities, and technology (3.05%) because of slow growth prospects for these industries. We continue to emphasize the stocks of companies that we believe are currently earning below their average long-term earnings potential, with strong cash flow and opportunities to expand their margins.

[1]	Investments in foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions.

OLD WESTBURY FUNDS, INC.
NON-U.S. LARGE CAP FUND
INVESTMENT ADVISER’S REPORT - (Continued) (Unaudited)

PORTFOLIO DIVERSIFICATION BY COUNTRY*

Country:
Australia	6.2%
France	17.2
Germany	8.6
Japan	15.2
Luxembourg	2.6
Netherlands	3.6
Norway	3.4
Sweden	3.0
Switzerland	9.8
United Kingdom	18.7
United States	5.9
Other**	5.8

100.0%

*	Stated as a percentage of net assets..

**	Includes cash and equivalents, rights/warrants, investment companies, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.
NON-U.S. LARGE CAP FUND
INVESTMENT ADVISER’S REPORT - (Concluded) (Unaudited)

Average Annual Total Returns
For the Period Ended October 31, 2010

Non-U.S. Large Cap Fund
One Year	14.58%
Five Year	2.59%
Ten Year	1.78%

MSCI EAFE Index
One Year	8.36%
Five Year	3.31%
Ten Year	3.17%

          Prior to July 28, 2008, the Fund was named the International Fund and operated under a different investment strategy. The prior performance shown represents performance of the Fund’s prior strategy to invest in a diversified portfolio of foreign companies located outside of the U.S., at least 85% of which were listed on recognized foreign securities exchanges. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy.

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

          The chart above illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The MSCI EAFE Index also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The MSCI EAFE Index is unmanaged. Investments cannot be made directly in an index.

Investments made in foreign and emerging country securities may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
INVESTMENT ADVISER’S REPORT (Unaudited)

          The return of the Old Westbury Global Small & Mid Cap Fund (the “Fund”) for the fiscal year ended October 31, 2010 was 23.68%. In comparison, the return of the Morgan Stanley Capital International World Small Cap Index (the “MSCI World Small Cap Index”) was 22.81%.

          During the fiscal year, the combination of increased risk taking among investors, an improving global economic environment, and strong profit growth drove substantial absolute returns in small- and mid-cap stocks, which generally outpaced large-cap stocks. Each of the Fund’s components had strong gains:

•	Mid-cap equities managed directly by Bessemer Investment Management (39.67% of the Fund as of October 31, 2010);

•	Small- and mid-cap stocks managed by Champlain Investment Partners (19.50%); and

•	Small-cap stocks managed by Dimensional Fund Advisors (30.70%).

          Specifically, the Fund benefited from strong security selection in the industrial (17.65%), consumer discretionary (14.61%), and technology (12.27%) sectors. Notable performers were U.S.-based engine manufacturer Cummins (1.23%), which was aided by a pickup in industrial demand in emerging markets such as China and India; low-cost retailer Dollar Tree (1.78%), whose stores were popular with bargain shoppers; and data storage firm NetApp (1.51%), which gained market share throughout the year. Our decision to underweight the underperforming financial sector (13.45%) played to our advantage as well. Regionally, the Fund’s overweight of emerging markets (10.63%) boosted performance in a year when developing economies continued to surge.

          The Fund’s modest cash reserve — at a level of about 5% during the year — was the most significant detractor from performance. In addition, an underweighting of the outperforming materials sector (8.51%) and stock selection within this segment hurt returns. Finally, our energy holdings (6.93%) modestly underperformed the broad sector, more than offsetting the positive impact of overweighting this outperforming sector.

          At fiscal year-end, the Fund is overweight emerging markets, which, in our opinion, are relatively faster-growing and attractively valued, offsetting an underweight of Japan (4.54%) and developed Europe (18.19%). We are overweight consumer staples (7.32%) and healthcare (11.14%) and underweight the financial, materials, and consumer discretionary sectors. The Fund is highly diversified, with 42.25% of the Fund invested in 44 countries outside the U.S.

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND INVESTMENT ADVISER’S REPORT - (Continued) (Unaudited)

PORTFOLIO DIVERSIFICATION BY COUNTRY*

Country:
Australia	1.5%
Austria	0.3
Bahamas	0.0	***
Belgium	0.3
Bermuda	0.5
Brazil	1.0
Canada	2.1
Cayman Islands	0.0	***
Chile	0.2
China	0.6
Cyprus	0.0	***
Denmark	0.3
Finland	3.1
France	2.9
Germany	1.1
Greece	0.2
Hong Kong	1.4
Hungary	0.0	***
India	0.9
Indonesia	0.3
Ireland	0.2
Israel	2.6
Italy	0.6
Japan	4.1
Liechtenstein	0.0	***
Luxembourg	0.0	***
Malaysia	0.3
Mexico	0.3
Monaco	0.0	***
Netherlands	0.5
New Zealand	0.1
Norway	0.2
Peru	0.0	***
Philippines	0.1
Poland	0.2
Portugal	0.1
Puerto Rico	0.0	***
Singapore	0.3
South Africa	0.7
South Korea	1.2
Spain	0.5
Sweden	0.6
Switzerland	1.3
Taiwan	1.0
Thailand	0.2
Turkey	0.2
United Arab Emirates	0.0	***
United Kingdom	5.5
Unites States	51.6
Other**	10.9

	100.0%

*	Stated as a percentage of net assets.

**

Includes cash and equivalents, exchange traded funds, rights/warrants, U.S. Government securities, investment companies, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

***	Represents less than 0.1% of net assets.

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
INVESTMENT ADVISER’S REPORT - (Concluded) (Unaudited)

Average Annual Total Returns
For the Period Ended October 31, 2010

Global Small & Mid Cap Fund
One Year	23.68%
Five Year	9.77%
Since Inception (April 5, 2005)	10.04%

MSCI World Small Cap Index
One Year	22.81%
Five Year	4.22%
April 5, 2005 to October 31, 2010	5.94%

          Prior to October 2, 2008, the Fund was named the Global Small Cap Fund and operated under a different investment strategy. The prior performance shown represents performance of the Fund’s prior strategy to invest at least 80% of its net assets plus any borrowings for investment purposes in securities of small-capitalization companies. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy.

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

          The chart above illustrates the total value of a $10,000 investment from the Fund’s inception, with distributions reinvested. The MSCI World Small Cap Index also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The MSCI World Small Cap Index is unmanaged. Investments cannot be made directly in an index.

Investments made in small-capitalization and mid-capitalization companies are subject to greater volatility and less liquidity compared to funds that invest in larger more established companies. Investments made in securities of companies in foreign and emerging countries may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

OLD WESTBURY FUNDS, INC. GLOBAL OPPORTUNITIES FUND INVESTMENT ADVISER’S REPORT (Unaudited)

          The return of the Old Westbury Global Opportunities Fund (the “Fund”) for the fiscal year ended October 31, 2010 was 17.21%. In comparison, the return of the S&P Global LargeMidCap Index was 14.72%.

          Strong double-digit returns came from each component of the portfolio:

•	Convertible bonds managed directly by Bessemer Investment Management (34.14% of the Fund as of October 31, 2010);

•	High-yield bonds managed by sub-adviser Shenkman Capital Management Inc. (19.44%);

•	Global equities managed by sub-adviser T. Rowe Price International, Inc.[1] (5.23%);

•	Global equities managed using our proprietary portfolio construction model (4.15%);

•	Mortgage-backed securities managed by BlackRock Financial Management, Inc. (11.15%); and

•	Global fixed income managed by sub-adviser Franklin Advisers, Inc. (10.47%).

          During the fiscal year, we benefited from our decision to remain invested in credit (65.99% of the Fund as of October 31, 2010) in an environment where credit spreads continued to come down because of an improving economic backdrop and greater availability of corporate refinancing.

          Currency was a strong contributor as well, particularly our weighting to emerging markets (36.50%). We benefited from long positions in the Australian dollar (up 9.3% versus the U.S. dollar during the fiscal year), Malaysian ringgit (up 8.8%), and Indonesian rupiah (up 6.8%), as well as our short position in the euro (down 5.2%). Part of the Fund’s exposure to currency came through forward contracts; roughly 2% of its absolute returns came from these investments. Furthermore, a stabilizing housing market, along with greater demand among investors for mortgage investments, benefited our position in non-agency residential mortgage-backed securities — a position which we increased during the fiscal year.

          Toward the end of the fiscal year, the Fund also benefited from investing in derivative instruments called variance swaps — investments whose returns are tied to future market volatility. Based on our analysis of historical volatility and current market fundamentals, we believed the market’s expectations for volatility over the next five years had reached an extreme level and represented an opportunity. By selling these swaps at historically high prices, we positioned the Fund to gain from a potential move toward normal levels.

          At fiscal year-end, we believe the Fund’s asset classes remain attractive and are well valued relative to fundamentals. While credit is still compelling, we are gradually reducing our exposure and continue to look for other asset class dislocations around the globe.

[1]	Effective as of the open of business on December 1, 2010, T. Rowe Price International, Inc. no longer served as a sub-adviser.

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
INVESTMENT ADVISER’S REPORT - (Continued) (Unaudited)

PORTFOLIO DIVERSIFICATION BY COUNTRY*

Country:
Argentina	0.1%
Australia	1.5
Austria	0.2
Bahamas	0.0	***
Belgium	0.0	***
Bermuda	1.6
Brazil	1.1
Canada	1.0
Chile	0.0	***
China	0.4
Cyprus	0.0	***
Denmark	0.0	***
Egypt	0.5
Finland	0.1
France	0.4
Germany	0.7
Hong Kong	0.2
Hungary	0.2
India	1.0
Indonesia	1.6
Ireland	0.3
Israel	0.4
Italy	0.2
Japan	0.5
Lithuania	0.2
Luxembourg	0.7
Macau	0.1
Malaysia	1.0
Mexico	1.2
Netherlands	0.1
New Zealand	0.0	***
Norway	1.7
Pakistan	0.0	***
Peru	0.0	***
Philippines	0.1
Poland	0.7
Portugal	0.0	***
Qatar	0.1
Russia	0.4
Singapore	0.0	***
South Africa	1.3
South Korea	2.0
Spain	0.3
Sri Lanka	0.2
Sweden	0.8
Switzerland	0.1
Taiwan	0.1
Thailand	0.2
Turkey	0.1
United Arab Emirates	0.7
United Kingdom	1.2
United States	67.6
Venezuela	0.3
Vietnam	0.1
Other**	6.7

	100.0%

*	Stated as a percentage of net assets.

**

Includes cash and equivalents, exchange traded funds, rights/warrants, futures, swap agreements, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

***	Represents less than 0.1% of net assets.

OLD WESTBURY FUNDS, INC. GLOBAL OPPORTUNITIES FUND INVESTMENT ADVISER’S REPORT - (Concluded) (Unaudited)

Average Annual Total Returns
For the Period Ended October 31, 2010

Global Opportunities Fund
One Year	17.21%
Since Inception (November 28, 2007)	-3.57%

S&P Global LargeMidCap
One Year	14.72%
November 28, 2007 to October 31, 2010	-5.53%

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

          The chart above illustrates the total value of a $10,000 investment from the Fund’s inception, with distributions reinvested. The S&P Global LargeMidCap also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The S&P Global LargeMidCap is unmanaged. Investments cannot be made directly in an index.

Investments made in securities of companies in foreign and emerging countries may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility. The Fund may invest in instruments that are volatile, speculative or otherwise risky. The Fund is non-diversified, meaning it may focus its assets in a smaller number of issuers and may be subject to more risk than a more diversified fund.

OLD WESTBURY FUNDS, INC. REAL RETURN FUND INVESTMENT ADVISER’S REPORT (Unaudited)

          The return of the Old Westbury Real Return Fund (the “Fund”) for the fiscal year ended October 31, 2010 was 11.28%. In comparison, the return of the Fund’s benchmark, the Barclays Capital U.S. Treasury Inflation-Protected Securities Index (the “Barclays Capital U.S. TIPS Index”) was 10.42%. The Dow Jones UBS Commodity Index returned 11.82%.

          During the fiscal year, the Fund’s allocation to commodities (through physical ownership and derivative contracts such as futures, swaps, and options) and commodity-related equities helped its relative performance against the Barclays Capital U.S. TIPS Index, as an improving economy boosted demand for raw materials worldwide. The Fund benefited most from our emphasis on the strong-performing precious metals sector (14.90% of the Fund as of October 31, 2010). Palladium (3.26%), which is used to make jewelry and emissions-control devices for cars, was the strongest performer in this area, nearly doubling in price because of surging demand for autos in China. The Fund’s exposure to gold bullion (4.15%) also boosted performance as investors and central banks around the world purchased increasing amounts to protect against currency debasement.

          Additionally, the Fund’s exposure to cotton (sold) and corn (5.27%) contributed strongly to performance, as supply tightened for both commodities while Asian demand remained robust for clothing, ethanol, and animal feed. Further adding to returns were our investments in infrastructure (5.40%), which benefited from increased global trade throughout the year; forward contracts in freight (0.19%) and an equity position in Singapore-based shipbuilder Keppel Corp. (sold) were key contributors. Moreover, Treasury Inflation-Protected Securities (17.42%) fared well, as real interest rates fell as a result of rising inflation expectations and falling nominal interest rates.

          The chief detractor from the Fund’s performance was our security selection in the underperforming energy sector (18.07%). Across the industry, the rapid expansion of shale-sourced natural gas supply pressured natural gas prices lower. As a result, our positions in natural-gas firms Goodrich Petroleum (2.13%) and Petrohawk (4.40%) hurt returns.

          At fiscal year-end, we continue to emphasize industrial materials, particularly steel through Steel Dynamics (3.50%) and lead (3.67%); agriculture, primarily corn and fertilizer through CF Industries (6.09%); precious metals, particularly palladium and platinum (4.13%); and U.S. TIPS. We currently allocate 48.78% of the Fund to global equities, 32.98% to commodities (through futures, swaps, options, and swaptions), and 18.24% to bonds and cash.

PORTFOLIO DIVERSIFICATION BY SECTOR*

Sector:
Asset-Backed Securities	2.6%
Collectible Coins	2.7
Commodities	10.2
Energy	10.0
Industrials	7.7
Materials	27.5
Municipal Bonds	0.3
Real Estate	1.0
U.S. Government and Agency Securities	32.8
Utilities	2.5
Other**	2.7

100.0%

*	Stated as a percentage of net assets.

**	Includes cash and equivalents, options, swap agreements, futures, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC. REAL RETURN FUND INVESTMENT ADVISER’S REPORT - (Concluded) (Unaudited)

Average Annual Total Returns
For the Period Ended October 31, 2010

Real Return Fund
One Year	11.28%
Five Year	4.96%
Since Inception (April 28, 2005)	5.26%

Barclays Capital U.S. TIPS Index
One Year	10.42%
Five Year	6.32%
April 28, 2005 to October 31, 2010	5.70%

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursement and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

          The chart above illustrates the total value of a $10,000 investment from the Fund’s inception, with distributions reinvested. The Barclays Capital U.S. TIPS Index also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The Barclays Capital U.S. TIPS Index is unmanaged. Investments cannot be made directly in an index.

The Fund may experience higher volatility and less liquidity due to the nature of the instruments in which it invests, such as commodities and derivatives. The Fund may also be adversely affected by inflation rate fluctuations. Fund turnover will not be a limiting factor which may subject the investor to greater expenses and capital gains. The Fund is non-diversified, meaning it may focus its assets in a smaller number of issuers and may be subject to more risk than a more diversified fund.

OLD WESTBURY FUNDS, INC.
FIXED INCOME FUND
INVESTMENT ADVISER’S REPORT (Unaudited)

          The return of the Old Westbury Fixed Income Fund (the “Fund”) for the fiscal year ended October 31, 2010 was 6.66%. In comparison, the return of the Barclays Capital Government/Credit Total Index (the “Index”) was 8.48%.

          During the fiscal year, interest rates fell across the board as economic activity slowed and the Federal Reserve maintained its low-interest-rate policy in an effort to stimulate the economy.

          As a result, the greatest factor behind the Fund’s underperformance was our decision to maintain a duration shorter than the Index’s (3.8 versus 5.5) during a period in which yields on U.S. Treasuries declined by 80 basis points on average. Throughout the year, we pursued this strategy because we believed the potential price volatility for longer-term bonds was too great given the low level of yields and the risk of rising interest rates. Also detracting slightly from relative performance was our lower weighting in credit (35.9% as of October 31, 2010) at the beginning of the year. Corporate and foreign issues outperformed high-quality government bonds over the same time frame.

          The Fund’s absolute performance benefited from our emphasis on securities in the 3- to 7-year maturity range where the rate decline was greatest and where the “roll-down” effect from investing in the steepest portion of the yield curve added to capital appreciation.

          At fiscal year-end, the Fund is positioned conservatively with a bias toward high-quality credit and shorter portfolio duration (3.8) in order to guard against potential future inflation while still providing return potential.

PORTFOLIO ASSET ALLOCATION*

U.S. Government Agencies and Securities	59.3%
Municipal Bonds	4.0
Corporate Bonds	34.9
Foreign Government Bonds	0.6
Other**	1.2

100.0%

*	Stated as a percentage of net assets.

**	Includes cash and equivalents, investment companies, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.
FIXED INCOME FUND
INVESTMENT ADVISER’S REPORT - (Concluded) (Unaudited)

Average Annual Total Returns
For the Period Ended October 31, 2010

Fixed Income Fund
One Year	6.66%
Five Year	6.65%
Ten Year	5.99%

Barclays Capital Government/Credit Total Index
One Year	8.48%
Five Year	6.33%
Ten Year	6.45%

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursement and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

          The chart above illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The Barclays Capital Government/Credit Total Index also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The Barclays Capital Government/Credit Total Index is unmanaged. Investments cannot be made directly in an index.

The Fund is subject to risks such as credit, prepayment and interest rate risk associated with the underlying bond holdings in the Fund. The value of the Fund can decline as interest rates rise and an investor can lose principal.

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
INVESTMENT ADVISER’S REPORT (Unaudited)

          The return of the Old Westbury Municipal Bond Fund (the “Fund”) for the fiscal year ended October 31, 2010 was 7.44%. In comparison, the return of the Barclays Capital Municipal Bond Index was 7.78%.

          During the fiscal year, yield spreads between Municipal Bonds and Treasuries continued to narrow, which benefited lower-quality bonds over higher-quality ones. As a result, the portfolio’s exposure to higher-quality credit (44% of the Fund was rated AAA1 by Standard & Poor’s as of October 31, 2010) slightly hampered returns. Also, our decision to hold securities backed by essential services or projects not subject to competition contributed to moderate underperformance during a time when greater economic stability helped bonds backed by generally riskier projects such as healthcare or industrial developments.

          The Fund benefited from our emphasis on bonds in the 7- to-15-year maturity range (54.74% of the Fund as of October 31, 2010) as yields declined most dramatically in that portion of the yield curve. Accordingly, this boosted our returns from the “roll-down” strategy — a technique whereby we overweight the steepest portion of the yield curve to capture both yield and greater relative capital appreciation.

          At fiscal year-end, we began to reduce the duration of the Fund from approximately 8.2 to 4.5, based on our belief that today’s lower yields — and the possibility of higher interest rates in the future — increase the risk of holding bonds. We believe a lower duration will help protect capital and make the Fund less sensitive to downside price pressure as yields rise — and ultimately raise the Fund’s long-term yield prospects.

1	Quality ratings reflect the credit quality of the underlying bonds in the fund portfolio and not of the fund itself. A fund’s portfolio and composition is subject to change.

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
INVESTMENT ADVISER’S REPORT - (Continued) (Unaudited)

PORTFOLIO DIVERSIFICATION BY STATE*

States:
Alabama	0.2%
Arizona	1.1
California	9.3
Colorado	0.3
Connecticut	2.4
Florida	8.3
Georgia	1.7
Hawaii	0.1
Illinois	2.3
Indiana	2.2
Kentucky	0.1
Louisiana	0.3
Maine	0.2
Maryland	1.1
Massachusetts	2.2
Michigan	1.3
Minnesota	0.1
Mississippi	0.5
Missouri	0.3
Nevada	1.7
New Jersey	3.8
New Mexico	0.5
New York	20.0
North Carolina	2.1
Ohio	1.0
Oregon	0.6
Pennsylvania	2.0
Puerto Rico	0.7
South Carolina	0.2
Texas	22.6
Utah	0.5
Virginia	1.7
Washington	5.9
West Virginia	0.0 ***
Wisconsin	0.3
Other**	2.4

100.0%

*	Stated as a percentage of net assets.

**	Includes cash and equivalents, investment companies, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

***	Represents less and 0.1% of net assets.

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
INVESTMENT ADVISER’S REPORT - (Concluded) (Unaudited)

Average Annual Total Returns
For the Period Ended October 31, 2010

Municipal Bond Fund
One Year	7.44%
Five Year	5.15%
Ten Year	5.28%

Barclays Capital Municipal Bond Index
One Year	7.78%
Five Year	5.20%
Ten Year	5.59%

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

          The chart above illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The Barclays Capital Municipal Bond Index also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The Barclays Capital Municipal Bond Index is unmanaged. Investments cannot be made directly in an index.

Municipal securities held by the Fund may be adversely affected by local political and economic factors. Income from the Fund may be subject to federal alternative minimum tax, state and local taxes.

OLD WESTBURY FUNDS, INC.
DISCLOSURE OF FUND EXPENSES
For the Period Ended October 31, 2010 (Unaudited)

As a shareholder of Old Westbury Funds, Inc., you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 through October 31, 2010.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Actual Beginning Account Value 5/1/10	Actual Ending Account Value 10/31/10	Actual Expenses Paid During Period* 5/1/10-10/31/10	Actual Expense Ratio During Period 5/1/10-10/31/10**

U.S. Large Cap Fund	$1,000.00	$962.30	$4.89	1.00%
Non-U.S. Large Cap Fund	1,000.00	1,079.00	5.44	1.05%
Global Small & Mid Cap Fund	1,000.00	1,075.70	5.74	1.11%
Global Opportunities Fund	1,000.00	1,055.50	6.15	1.20%
Real Return Fund	1,000.00	1,079.10	5.65	1.09%
Fixed Income Fund	1,000.00	1,048.40	3.47	0.68%
Municipal Bond Fund	1,000.00	1,040.20	3.36	0.66%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 to reflect the one-half year period.

**	Expense ratios are annualized and reflect existing expense waivers/reimbursements.

OLD WESTBURY FUNDS, INC.
DISCLOSURE OF FUND EXPENSES – (Continued)
For the Period Ended October 31, 2010 (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Hypothetical Beginning Account Value 5/1/10	Hypothetical Ending Account Value 10/31/10	Hypothetical Expenses Paid During Period* 5/1/10-10/31/10	Hypothetical Expense Ratio During Period 5/1/10-10/31/10**

U.S. Large Cap Fund	$1,000.00	$1,019.95	$5.04	1.00%
Non-U.S. Large Cap Fund	1,000.00	1,019.70	5.29	1.05%
Global Small & Mid Cap Fund	1,000.00	1,019.40	5.59	1.11%
Global Opportunities Fund	1,000.00	1,018.95	6.04	1.20%
Real Return Fund	1,000.00	1,019.50	5.49	1.09%
Fixed Income Fund	1,000.00	1,021.54	3.43	0.68%
Municipal Bond Fund	1,000.00	1,021.64	3.33	0.66%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 to reflect the one-half year period.

**	Expense ratios are annualized and reflect existing expense waivers/reimbursements.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OLD WESTBURY FUNDS, INC.
U.S. LARGE CAP FUND
PORTFOLIO OF INVESTMENTS	October 31, 2010

Shares		Value

COMMON STOCKS — 93.1%
Consumer Discretionary — 10.0%
265,475	Kohl’s Corp.(b)	$13,592,320
462,300	Lowe’s Cos., Inc.	9,860,859
724,575	Staples, Inc.	14,832,050
414,175	Walt Disney Co. (The)	14,955,859

		53,241,088

Consumer Staples — 12.1%
474,850	Archer-Daniels-Midland Co.	15,822,002
563,300	Kraft Foods, Inc. - Class A	18,177,691
214,875	Procter & Gamble Co. (The)	13,659,604
309,400	Wal-Mart Stores, Inc.	16,760,198

		64,419,495

Diversified Financials — 12.1%
467,300	American Express Co.	19,374,258
432,100	JPMorgan Chase & Co.	16,259,923
613,300	Morgan Stanley	15,252,771
249,360	T. Rowe Price Group, Inc.	13,782,127

		64,669,079

Energy — 10.6%
157,925	Apache Corp.	15,953,583
282,050	Hess Corp.	17,777,612
430,350	National Oilwell Varco, Inc.	23,135,616

		56,866,811

Health Care — 6.1%
976,500	Pfizer, Inc.	16,991,100
303,300	Teva Pharmaceutical Industries Ltd. - ADR	15,741,270

		32,732,370

Industrials — 12.8%
165,450	Boeing Co. (The)	11,687,388
1,304,600	General Electric Co.	20,899,692
346,650	Honeywell International, Inc.	16,330,682
495,750	Ingersoll-Rand Plc	19,487,933

		68,405,695

Information Technology — 20.1%
645,800	Cisco Systems, Inc.(b)	14,743,614

Shares		Value

Information Technology (continued)
672,200	EMC Corp.(b)	$14,122,922
27,445	Google, Inc. - Class A(b)	16,823,511
70,500	Mastercard, Inc. - Class A	16,924,230
829,000	Microsoft Corp.	22,084,560
1,208,300	Motorola, Inc.(b)	9,847,645
287,550	QUALCOMM, Inc.	12,977,131

		107,523,613

Insurance — 3.3%
292,500	ACE Ltd.	17,380,350

Materials — 3.1%
663,550	International Paper Co.	16,774,544

Utilities — 2.9%
321,050	PG&E Corp.	15,352,611

Total Common Stocks (Cost $453,913,294)		497,365,656

INVESTMENT COMPANY — 7.5%
39,826,900	SEI Daily Income Trust Government II Fund, Class A, 0.01%(c)	39,826,900

Total Investment Company (Cost $39,826,900)		39,826,900

TOTAL INVESTMENTS — 100.6% (Cost $493,740,194)(a)		537,192,556
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.6)%		(3,273,625)

NET ASSETS — 100.0%		$533,918,931

(a)	Cost for federal income tax purposes is $494,363,379 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$51,260,413
Unrealized depreciation	(8,431,236)

Net unrealized appreciation	$42,829,177

(b)	Non-income producing security.

(c)	Rate shown represents current yield at October 31, 2010.

ADR - American Depositary Receipt

OLD WESTBURY FUNDS, INC.
NON-U. S. LARGE CAP FUND
PORTFOLIO OF INVESTMENTS	October 31, 2010

Shares		Value

COMMON STOCKS — 94.2%
AUSTRALIA — 6.2%
2,452,841	BHP Billiton Ltd.	$100,720,054
1,711,859	Macquarie Group Ltd.	60,701,838

		161,421,892

FRANCE — 17.2%
2,518,681	Accor SA	103,290,144
704,313	Air Liquide SA	91,106,140
1,547,971	Cap Gemini SA	78,972,396
1,712,185	Carrefour SA	92,413,999
1,715,778	Cie de Saint-Gobain	80,142,395

		445,925,074

GERMANY — 8.6%
648,535	Bayer AG	48,399,347
1,331,375	Daimler AG(b)	87,888,650
2,336,985	ThyssenKrupp AG	85,999,643

		222,287,640

JAPAN — 15.2%
22,425	Japan Tobacco, Inc.	69,752,423
4,207,300	Komatsu Ltd.	103,104,208
40,686	NTT DoCoMo, Inc.	68,509,420
1,501,800	Shin-Etsu Chemical Co. Ltd.	76,051,137
6,179,360	Sumitomo Corp.	78,326,671

		395,743,859

LUXEMBOURG — 2.6%
1,630,855	Tenaris SA ADR	67,566,323

NETHERLANDS — 3.6%
1,586,000	Akzo Nobel NV	94,167,991

NORWAY — 3.4%
6,362,244	DnB Nor ASA	87,341,532

SWEDEN — 3.0%
5,838,135	Volvo AB - Class B(b)	79,054,937

SWITZERLAND — 9.8%
4,263,754	ABB Ltd.(b)	88,303,751
1,352,554	Adecco SA	75,596,230
2,176,767	Julius Baer Group Ltd.	91,888,523

		255,788,504

UNITED KINGDOM — 18.7%
4,083,002	BG Group Plc	79,523,298
76,776,777	Lloyds Banking Group Plc(b)	84,812,718
6,732,925	National Grid Plc	63,652,522
7,949,776	Prudential Plc	80,315,581
2,796,018	Standard Chartered Plc	80,890,455
8,352,993	WPP Plc	97,171,423

		486,365,997

UNITED STATES — 5.9%
2,561,018	Carnival Corp.	110,559,147

Shares		Value

UNITED STATES (continued)
595,519	Schlumberger Ltd.	$41,620,823

		152,179,970

Total Common Stocks (Cost $2,089,625,987)		2,447,843,719

RIGHTS/WARRANTS — 0.1%
Banks — 0.1%
349,502	Standard Chartered Plc, Rights, Expires 11/05/10(b)	2,942,945

Total Rights/Warrants (Cost $0)		2,942,945

INVESTMENT COMPANY — 2.0%
51,701,800	Federated Treasury Obligations Fund,0.02%(c)	51,701,800

Total Investment Company (Cost $51,701,800)		51,701,800

Principal Amount

U.S. GOVERNMENT AGENCIES — 7.1%
Fannie Mae — 0.3%
$4,200,000	0.14%, 11/03/10(d)	4,199,967
650,000	0.16%, 11/08/10(d)	649,980
2,520,000	0.15%, 11/09/10(d)	2,519,916

		7,369,863

Federal Home Loan Bank — 6.8%
50,000,000	0.12%, 11/01/10(d)	50,000,000
95,000,000	0.12%, 11/03/10(d)	94,999,367
19,810,000	0.14%, 11/09/10(d)	19,809,384
12,820,000	0.15%, 11/12/10(d)	12,819,412

		177,628,163

Total U.S. Government Agencies (Cost $184,998,026)		184,998,026

TOTAL INVESTMENTS — 103.4% (Cost $2,326,325,813)(a)		2,687,486,490
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.4)%		(88,689,284)

NET ASSETS — 100.0%		$2,598,797,206

OLD WESTBURY FUNDS, INC.
NON-U. S. LARGE CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

(a)	Cost for federal income tax purposes is $2,326,694,509 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$386,258,063
Unrealized depreciation	(25,466,082)

Net unrealized appreciation	$360,791,981

(b)	Non-income producing security.

(c)	Rate shown represents current yield at October 31, 2010.

(d)	The rate represents the annualized yield at time of purchase.

ADR-American Depositary Receipt

Portfolio diversification by Sector (Unaudited)

Sector	Percentage of Net Assets

Banks	9.7%
Consumer Discretionary	15.4%
Consumer Staples	6.2%
Diversified Financials	5.9%
Energy	7.3%
Health Care	1.9%
Industrials	19.4%
Information Technology	3.0%
Insurance	3.1%
Materials	17.2%
Telecommunication Services	2.6%
Utilities	2.5%
Other*	5.8%

100.0%

*	Includes cash and equivalents, investment company, U.S. government agencies, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
CONDENSED PORTFOLIO OF INVESTMENTS	October 31, 2010

	Percentage of Net Assets (%)	Value

COMMON STOCKS — 89.1%
AUSTRALIA — 1.5%
Other Securities	1.5	$64,333,100

AUSTRIA — 0.3%
Other Securities	0.3	10,899,152

BAHAMAS — 0.0%
Other Securities	0.0	19,968

BELGIUM — 0.3%
Other Securities	0.3	12,251,543

BERMUDA — 0.5%
Other Securities	0.5	19,730,238

BRAZIL — 1.0%
Other Securities	1.0	42,443,178

CANADA — 2.1%
Other Securities	2.1	88,797,513

CAYMAN ISLANDS — 0.0%
Other Securities	0.0	433,078

CHILE — 0.2%
Other Securities	0.2	9,038,497

CHINA — 0.6%
Other Securities	0.6	23,319,300

CYPRUS — 0.0%
Other Securities	0.0	1,496,384

DENMARK — 0.3%
Other Securities	0.3	10,757,667

FINLAND — 3.1%
Other Securities	3.1	127,400,450

FRANCE — 2.9%
Other Securities	2.9	119,391,721

GERMANY — 1.1%
Other Securities	1.1	46,818,071

GREECE — 0.2%
Other Securities	0.2	6,476,798

HONG KONG — 1.4%
Other Securities	1.4	56,884,581

HUNGARY — 0.0%
Other Securities	0.0	1,889,598

INDIA — 0.9%
Other Securities	0.9	36,789,355

INDONESIA — 0.3%
Other Securities	0.3	10,511,456

IRELAND — 0.2%
Other Securities	0.2	8,906,077

ISRAEL — 2.6%
Other Securities	2.6	105,849,665

ITALY — 0.6%
Other Securities	0.6	25,467,329

	Percentage of Net Assets (%)	Value

JAPAN — 4.1%
Other Securities	4.1	$171,852,051

LIECHTENSTEIN — 0.0%
Other Securities	0.0	434,501

LUXEMBOURG — 0.0%
Other Securities	0.0	391,601

MALAYSIA — 0.3%
Other Securities	0.3	13,719,999

MEXICO — 0.3%
Other Securities	0.3	11,613,255

MONACO — 0.0%
Other Securities	0.0	36,632

NETHERLANDS — 0.5%
Other Securities	0.5	21,740,346

NEW ZEALAND — 0.1%
Other Securities	0.1	4,172,731

NORWAY — 0.2%
Other Securities	0.2	8,127,651

PERU — 0.0%
Other Securities	0.0	320,853

PHILIPPINES — 0.1%
Other Securities	0.1	5,809,761

POLAND — 0.2%
Other Securities	0.2	6,393,249

PORTUGAL — 0.1%
Other Securities	0.1	4,742,277

PUERTO RICO — 0.0%
Other Securities	0.0	44,191

SINGAPORE — 0.3%
Other Securities	0.3	13,776,422

SOUTH AFRICA — 0.7%
Other Securities	0.7	30,867,117

SOUTH KOREA — 1.2%
Other Securities	1.2	50,405,216

SPAIN — 0.5%
Other Securities	0.5	20,434,011

SWEDEN — 0.6%
Other Securities	0.6	24,882,284

SWITZERLAND — 1.3%
Other Securities	1.3	54,125,625

TAIWAN — 1.0%
Other Securities	1.0	41,450,008

THAILAND — 0.2%
Other Securities	0.2	7,485,342

TURKEY — 0.2%
Other Securities	0.2	7,046,826

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
CONDENSED PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

	Percentage of Net Assets (%)	Value

UNITED ARAB EMIRATES — 0.0%
Other Securities	0.0	$791,072

UNITED KINGDOM — 5.5%
Other Securities	5.5	227,027,879

Shares		Percentage of Net Assets (%)	Value

UNITED STATES — 51.6%
370,473	ABM Industries, Inc.	0.2	$8,354,166
1,438,107	Advance Auto Parts, Inc.	2.3	93,448,193
228,800	Alberto-Culver Co.	0.2	8,531,952
29,117	Alleghany Corp.(b)	0.2	8,749,076
325,324	Aptargroup, Inc.	0.3	14,600,541
1,870,000	Assurant, Inc.	1.8	73,939,800
125,300	Bio-Rad Laboratories, Inc. - Class A(b)	0.3	11,354,686
291,000	Brady Corp. - Class A	0.2	8,948,250
3,326,000	CareFusion Corp.(b)	1.9	80,289,640
225,000	CLARCOR, Inc.	0.2	8,923,500
1,397,000	Computer Sciences Corp.	1.6	68,522,850
2,910,000	Crown Holdings, Inc.(b)	2.3	93,672,900
580,000	Cummins, Inc.	1.2	51,098,000
618,400	Del Monte Foods Co.	0.2	8,867,856
1,432,870	Dollar Tree, Inc.(b)	1.8	73,520,560
1,920,057	Dresser-Rand Group, Inc.(b)	1.6	65,704,351
105,000	Energizer Holdings, Inc.(b)	0.2	7,851,900
425,000	Flowers Foods, Inc.	0.3	10,829,000
685,000	Flowserve Corp.	1.6	68,500,000
240,000	Gen-Probe, Inc.(b)	0.3	11,623,200
400,000	HCC Insurance Holdings, Inc.	0.3	10,592,000
350,000	Healthcare Realty Trust, Inc. REIT	0.2	8,449,000
1,464,150	Henry Schein, Inc.(b)	2.0	82,212,023
405,101	IDEX Corp.	0.4	14,616,044
111,800	IHS, Inc. - Class A(b)	0.2	8,076,432
266,000	Informatica Corp.(b)	0.3	10,823,540
2,033,000	JC Penney Co., Inc.	1.5	63,388,940
201,200	John Wiley & Sons, Inc. - Class A	0.2	8,683,792
211,600	Landstar System, Inc.	0.2	7,960,392
1,897,624	McCormick & Co., Inc.	2.0	83,912,933
261,389	Morningstar, Inc.(b)	0.3	12,761,011
395,000	Myriad Genetics, Inc.(b)	0.2	7,872,350
352,300	National Instruments Corp.	0.3	12,256,517
1,178,746	NetApp, Inc.(b)	1.5	62,768,225
1,973,500	Omnicom Group, Inc.	2.1	86,755,060
125,000	Ralcorp Holdings, Inc.(b)	0.2	7,757,500
222,855	Ruddick Corp.	0.2	7,777,640
3,400,800	SEI Investments Co.	1.8	75,327,720
300,795	Sensient Technologies Corp.	0.2	9,718,686
425,173	Superior Energy Services, Inc.(b)	0.3	11,743,278
185,000	Ultimate Software Group, Inc.(b)	0.2	7,655,300
338,107	Ultra Petroleum Corp.(b)	0.3	13,913,103

Shares		Percentage of Net Assets (%)	Value

UNITED STATES (continued)
350,038	Waste Connections, Inc.	0.3	$14,260,548
1,046,151	Waters Corp.(b)	1.9	77,551,174
300,000	West Pharmaceutical Services, Inc.	0.3	10,707,000
1,347,222	Wisconsin Energy Corp.	1.9	80,213,598
	Other Securities	13.6	564,067,276

			2,139,151,503

Total Common Stocks (Cost $2,771,002,017)			3,696,747,122

EXCHANGE TRADED FUNDS — 6.5%
625,000	iShares MSCI EAFE Small Cap Index Fund	0.6	25,071,500
2,168,500	iShares MSCI Emerging Markets Index Fund	2.4	100,032,905
100,861	iShares MSCI Japan Small Cap Index Fund	0.1	4,225,067
1,575,000	iShares MSCI Malaysia Index Fund	0.5	22,160,250
1,317,400	iShares MSCI Singapore Index Fund	0.4	17,982,510
357,000	iShares MSCI South Korea Index Fund	0.5	19,417,230
250,000	iShares S&P Small Cap 600 Index Fund	0.4	15,410,000
55,000	SPDR Russell Nomura Small Cap Japan Fund	0.0	2,133,450
510,000	SPDR S&P International Small Cap Fund	0.4	14,795,100
328,648	SPDR S&P Midcap 400 ETF Trust	1.2	49,471,383

Total Exchange Traded Funds (Cost $196,220,437)			270,699,395

INVESTMENT COMPANY — 1.3%
52,741,300	SEI Daily Income Trust Government II Fund, Class A, 0.01%(d)	1.3	52,741,300

Total Investment Company (Cost $52,741,300)			52,741,300

RIGHTS/WARRANTS — 0.0%
948,663	Other Rights/Warrants	0.0	147,709

Total Rights/Warrants (Cost $48,252)			147,709

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
CONDENSED PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Principal Amount		Percentage of Net Assets (%)	Value

U.S. GOVERNMENT AGENCIES — 2.3%
Fannie Mae — 1.2%
$50,000,000	0.13%, 11/09/10(c)	1.2	$49,998,556
Federal Home Loan Bank — 1.1%
40,000,000	0.17%, 11/19/10(c)	1.0	39,996,600
4,000,000	0.10%, 11/01/10(c)	0.1	4,000,000

Total U.S. Government Agencies (Cost $93,995,156)			93,995,156

Shares

CASH SWEEP — 0.6%
24,823,335	Citibank - US Dollars on Deposit in Custody Account, 0.05%(d)	0.6	24,823,335

Total Cash Sweep (Cost $24,823,335)			24,823,335

TOTAL INVESTMENTS — 99.8% (Cost $3,138,824,446)(a)			4,139,154,017
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%			8,760,501

NET ASSETS — 100.0%			$4,147,914,518

(a)	Cost for federal income tax purposes is $3,145,721,257 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$1,043,151,271
Unrealized depreciation	(49,718,511)

Net unrealized appreciation	$993,432,760

(b)	Non-income producing security.

(c)	The rate represents the annualized yield at time of purchase.

(d)	Rate shown represents current yield at October 31, 2010.

This Condensed Portfolio of Investments does not reflect the complete portfolio holdings of the Fund. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete Portfolio of Investments is available (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the SEC’s website at http://www.sec.gov.

REIT — Real Estate Investment Trust

Common Stocks and Rights with a value of $1,383,787, or 0.03% of net assets were fair valued by the Board of Directors.

Portfolio diversification by Sector (Unaudited)

Sector	Percentage of Net Assets

Banks	2.5%
Consumer Discretionary	15.9%
Consumer Staples	6.7%
Diversified Financials	3.7%
Energy	9.3%
Health Care	11.0%
Industrials	14.4%
Information Technology	11.2%
Insurance	4.7%
Materials	5.4%
Real Estate	1.3%
Telecommunication Services	0.4%
Utilities	2.6%
Other*	10.9%

100%

*

Includes cash and equivalents, exchange traded funds, U.S. government agencies, rights/warrants, options, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments	October 31, 2010

Shares		Value

COMMON STOCKS — 10.8%
ARGENTINA — 0.0%
55,380	Siderar SAIC - Class A	$439,791

AUSTRALIA — 0.1%
285,230	Aditya Birla Minerals Ltd.(b)	339,466
135,910	Automotive Holdings Group	304,868
39,020	Bradken Ltd.	313,038
23,980	Energy Resources of Australia Ltd.	305,599
525,680	Grange Resources Ltd.(b)	350,151
123,270	Panoramic Resources Ltd.	283,760
220,860	Specialty Fashion Group Ltd.	287,736
300,030	WHK Group Ltd.	321,813

		2,506,431

AUSTRIA — 0.0%
78,150	CAT Oil AG	703,740

BAHAMAS — 0.0%
13,190	Steiner Leisure Ltd.(b)	511,376

BELGIUM — 0.0%
254,010	Ageas	780,955
5,121	Belgacom SA	200,923
1,350	D’ieteren SA	735,605

		1,717,483

BERMUDA — 0.1%
16,610	Aspen Insurance Holdings Ltd.	471,226
335,460	Northern Offshore Ltd(b)	801,906
23,930	Signet Jewelers Ltd.(b)	841,857

		2,114,989

BRAZIL — 0.4%
271,944	BM&FBOVESPA SA	2,267,933
27,160	Contax Participacoes SA	511,157
91,100	Itau Unibanco Holding SA - ADR	2,237,416
18,840	Natura Cosmeticos SA	538,507
45,050	Odontoprev SA	662,383
187,100	Petroleo Brasileiro SA - ADR	5,835,649
47,550	Sao Martinho SA	570,220
9,980	Souza Cruz SA	522,097
91,100	Tam SA - ADR	2,247,437
135,150	TPI - Triunfo Participacoes e Investimentos SA	634,298

		16,027,097

CANADA — 0.3%
401,220	Algonquin Power & Utilities Corp.	1,817,469
500,000	Asian Coast Development Ltd.(b)(c)	0
52,300	Barrick Gold Corp.	2,515,107
6,275	BCE, Inc.	210,479
45,790	Bird Construction Income Fund	1,692,600
220,930	Cott Corp.(b)	1,811,626
132,200	Flint Energy Services Ltd.(b)	2,064,855

Shares		Value

CANADA (continued)
5,398	Transcanada Corp.	$199,456

		10,311,592

CHILE — 0.0%
146,820	Empresa Electrica del Norte Grande SA	392,601
426,960	Enersis SA	194,587

		587,188

CHINA — 0.4%
21,900	Baidu Inc. - ADR(b)	2,409,219
228,000	China Petroleum & Chemical Corp.	215,021
546,000	China Shenhua Energy Co. Ltd. - H Shares	2,430,189
138,000	China Unicom Hong Kong Ltd.	196,195
158,100	Chongqing Changan Automobile Co. Ltd. - B Shares	164,397
43,200	Ctrip.com International Ltd. - ADR(b)	2,249,424
1,168,000	Dongfeng Motor Group Co. Ltd. - H Shares	2,531,514
469,420	Qingling Motors Co. Ltd. - H Shares	175,626
111,000	Shenzhou International Group Holdings Ltd.	128,882
138,000	Sinotruk Hong Kong Ltd.	158,986
158,600	Tencent Holdings Ltd.	3,631,866
234,400	Zhejiang Southeast Electric Power Co. - B Shares	144,625

		14,435,944

CYPRUS — 0.0%
181,560	Songa Offshore SE(b)	835,165

DENMARK — 0.0%
10,610	FLSmidth & Co. AS	784,151

EGYPT — 0.0%
43,240	Suez Cement	296,216

FINLAND — 0.1%
32,340	Ahlstrom Oyj	661,663
67,400	HKScan Oyj - A Shares	681,045
57,760	Huhtamaki Oyj	731,556
47,880	PKC Group Oyj	811,672

		2,885,936

FRANCE — 0.3%
2,216	Casino Guichard Perrachon SA	208,187
1,573	Christian Dior SA	227,579
55,860	Groupe Danone	3,535,517
77,684	Pernod-Ricard SA	6,888,402
7,288	Safran SA	231,069
73,630	UBISOFT Entertainment(b)	958,074
2,014	Vallourec	209,027

		12,257,855

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

GERMANY — 0.1%
5,640	Axel Springer AG	$838,751
113,790	Balda AG(b)	1,000,922
33,904	Deutsche Boerse AG	2,385,818
19,780	Gerry Weber International AG	953,087
321,250	QSC AG(b)	815,097

		5,993,675

HONG KONG — 0.2%
74,000	Cathay Pacific Airways Ltd.	199,052
13,000	Cheung Kong Holdings Ltd.	197,904
19,500	China Mobile Ltd.	198,616
308,000	China Overseas Land & Investment Ltd.	647,689
182,000	Chinese Estates Holdings Ltd.	310,876
420,500	Dickson Concepts International Ltd.	356,418
196,000	Fufeng Group Ltd.	174,222
227,500	Hengan International Group Co. Ltd.	2,142,558
31,000	Hongkong Land Holdings Ltd.	213,900
2,702,000	Hutchison Telecommunications Hong Kong Holdings Ltd.	836,613
4,400	Jardine Matheson Holdings Ltd.	198,000
7,000	Jardine Strategic Holdings Ltd.	183,120
82,680	Jinhui Shipping & Transportation Ltd.	328,936
8,740,000	Kai Yuan Holdings Ltd.(b)	293,166
518,000	Shun Tak Holdings Ltd.	341,491
14,500	Swire Pacific Ltd. - Class A	205,773
117,500	Swire Pacific Ltd. - Class B	311,514
538,000	Texhong Textile Group Ltd.	423,390
1,273,090	Victory City International Holdings Ltd.	321,917
31,000	Wharf Holdings Ltd.	203,567

		8,088,722

INDIA — 0.3%
28,860	Amara Raja Batteries Ltd.	128,725
48,300	Axis Bank Ltd.	1,599,363
70,040	Balrampur Chini Mills Ltd.	133,064
24,600	Container Corp. of India	728,725
1,173,531	GMR Infrastructure Ltd.(b)	1,413,256
2,770	Grasim Industries Ltd.(b)	140,283
28,480	Gujarat Flourochemicals Ltd.	118,055
124,000	Housing Development Finance Corp.	1,919,523
21,547	Indian Oil Corp. Ltd.(b)	203,005
7,450	Jammu & Kashmir Bank Ltd.(b)	152,681
5,080	JSW Steel Ltd.	152,960
146,486	Kotak Mahindra Bank Ltd.	1,530,808
32,250	Orchid Chemicals & Pharmaceuticals Ltd.	208,019
15,240	Plethico Pharmaceuticals Ltd.	134,493
123,900	Reliance Industries Ltd.	3,057,409
37,834	United Spirits Ltd.	1,273,326

		12,893,695

Shares		Value

INDONESIA — 0.0%

4,152,500	Bakrie Sumatera Plantations Tbk PT	$178,877
204,000	Hexindo Adiperkasa Tbk PT	148,364

		327,241

IRELAND — 0.2%
189,640	Accenture Plc - Class A	8,478,804
182,700	Grafton Group Plc	780,141

		9,258,945

ISRAEL — 0.0%
15,490	Koor Industries Ltd.	388,241

ITALY — 0.2%
229,790	Arnoldo Mondadori Editore SpA(b)	809,953
136,020	De’Longhi SpA	787,072
83,060	Esprinet SpA	826,565
61,560	Indesit Co. SpA	761,264
1,222,749	Intesa Sanpaolo SpA	4,301,379
1,223,360	Pirelli & C Real Estate SpA(b)	717,680
4,882	Saipem SpA	216,958
76,850	Societa Iniziative Autostradali e Servizi SpA	727,331

		9,148,202

JAPAN — 0.5%
72,100	Aeon Mall Co. Ltd.	1,691,622
23,000	Arcs Co. Ltd.	298,111
15,000	ASKUL Corp.	311,669
8,000	Autobacs Seven Co. Ltd.	299,739
85,000	Bando Chemical Industries Ltd.	286,256
59,000	Belluna Co. Ltd.	280,813
27	Central Japan Railway Co.	204,337
8,000	Chubu Electric Power Co., Inc.	202,411
54,000	Cleanup Corp.	326,134
12,000	Cosmos Pharmaceutical Corp.	377,731
71,000	Culture Convenience Club Co. Ltd.	315,869
36,000	Dainippon Sumitomo Pharma Co. Ltd.	324,792
110,000	Daiso Co. Ltd.	285,697
12,000	Doshisha Co. Ltd.	292,879
240	Fields Corp.	306,897
13,000	Foster Electric Co. Ltd.	300,323
71,000	Fujitsu Ltd.	485,274
46,000	Futaba Industrial Co. Ltd.(b)	244,663
260	Geo Corp.	273,990
6,000	Hakuhodo DY Holdings, Inc.	300,485
24,000	Heiwa Corp.	302,423
62,000	Hokuetsu Kishu Paper Co. Ltd.	286,616
125,400	Honda Motor Co. Ltd.	4,576,858
12,000	Inaba Denki Sangyo Co. Ltd.	302,722
9,000	Itochu Techno-Science Corp.	307,009
34,000	JX Holdings, Inc.	199,851
8,000	Kansai Electric Power Co., Inc. (The)	202,610

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

JAPAN (continued)
32,000	Koa Corp.	$326,482
29,000	Mimasu Semiconductor Industry Co. Ltd.	284,702
129,000	Morinaga & Co. Ltd.	294,967
73,000	Nichias Corp.	314,788
58,000	Nippon Flour Mills Co. Ltd.	277,495
5,000	Nippon Telegraph & Telephone Corp.	227,103
121	NTT DoCoMo, Inc.	203,747
38,000	Sanoh Industrial Co. Ltd.	291,835
36,000	Sanshin Electronics Co. Ltd.	291,686
19,000	Sega Sammy Holdings, Inc.	310,252
51,000	Seiren Co. Ltd.	326,395
33,000	Sekisui Jushi Corp.	317,820
3,000	Shimamura Co. Ltd.	287,809
28,000	Siix Corp.	251,920
16,000	Sumitomo Corp.	202,809
62,000	Sumitomo Warehouse Co. Ltd. (The)	322,058
22,000	Tachi-S Co. Ltd.	321,238
25,000	Taiyo Yuden Co. Ltd.	321,238
4,000	Takeda Pharmaceutical Co. Ltd.	187,399
45,000	Tokyo Gas Co. Ltd.	211,942
40,000	Tomy Co. Ltd.	307,692
32,000	Touei Housing Corp.	353,921
37,000	Transcosmos, Inc.	291,972
7,000	Tsuruha Holdings, Inc.	301,417
15,000	Xebio Co. Ltd.	294,520
49,000	Yahagi Construction Co.	278,278
24,000	Yamato Holdings Co. Ltd.	302,423

		21,291,689

MALAYSIA — 0.0%
209,500	AirAsia Berhad(b)	166,307
363,490	DRB-Hicom Berhad	140,186
189,200	Multi-Purpose Holdings Berhad	131,342
148,200	Puncak Niaga Holdings Berhad	135,268

		573,103

MEXICO — 0.2%
103,400	America Movil SAB de CV - ADR, Series L	5,920,684
291,220	Grupo Famsa SAB de CV - Series A(b)	419,802
321,600	Grupo Financiero Banorte SAB de CV - Series O	1,375,942

		7,716,428

NETHERLANDS — 0.1%
30,920	Beter BED Holding NV	824,760
25,520	CSM NV	808,056
3,359	Royal Dutch Shell Plc	215,883
23,460	Ten Cate NV	774,827

		2,623,526

NEW ZEALAND — 0.0%
119,610	Nuplex Industries Ltd.	309,117

Shares		Value

NORWAY — 0.1%
21,380	Fred Olsen Energy ASA	$803,128
46,040	Telenor ASA	742,492
47,040	TGS Nopec Geophysical Co. ASA	815,244

		2,360,864

PAKISTAN — 0.0%
408,190	Fauji Fertilizer Bin Qasim Ltd.	148,147
169,090	National Bank of Pakistan	127,248
594,980	Pakistan Telecommunication Co. Ltd.	126,474

		401,869

PERU — 0.0%
344,600	Ferreyros SA	474,079

POLAND — 0.0%
25,088	Polska Grupa Energetyczna SA	192,765
78,020	Telekomunikacja Polska SA	496,821

		689,586

PORTUGAL — 0.0%
238,660	Sonae Industria SGPS SA(b)	737,415

RUSSIA — 0.1%
54,200	Alliance Oil Co. Ltd. - GDR(b)	784,643
57,500	CTC Media, Inc.	1,357,000
3,519	Lukoil OAO - ADR	196,536
11,734	MMC Norilsk Nickel - ADR	218,839
25,600	X5 Retail Group NV - GDR(b)	1,072,640

		3,629,658

SINGAPORE — 0.0%
443,000	Hi-P International Ltd.	359,383
29,000	Keppel Corp. Ltd.	223,611
383,000	KS Energy Services Ltd.(b)	307,749

		890,743

SOUTH AFRICA — 0.1%
13,241	Gold Fields Ltd.	207,206
145,510	Grindrod Ltd.	353,129
23,070	Palabora Mining Co. Ltd.	347,120
48,210	Pioneer Foods Ltd.	337,298
4,504	Sasol Ltd.	202,799
219,970	Stefanutti Stocks Holdings Ltd.	351,073
66,900	Telkom SA Ltd.	345,817

		2,144,442

SOUTH KOREA — 0.2%
7,280	Daewoong Pharmaceutical Co. Ltd.	306,016
23,470	Daishin Securities Co. Ltd.	321,207
2,900	Dongwon Industries Co. Ltd.	360,809
97,310	Halim Co. Ltd.(b)	395,639
11,580	Hankook Tire Co. Ltd.	301,013
8,100	Hansol LCD, Inc.	460,698
26,930	Hansol Paper Co.	268,044
47,660	Hanwha Securities Co.	345,617

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

SOUTH KOREA (continued)
1,760	Honam Petrochemical Corp.	$387,896
733	Hyundai Heavy Industries Co. Ltd.	238,742
15,940	Hyundai Marine & Fire
	Insurance Co. Ltd.	339,978
1,458	Hyundai Motor Co.	220,271
16,450	Kia Motors Corp.	656,392
5,170	Korea Petrochemical Industries Co. Ltd.	398,346
28,590	KP Chemical Corp.	425,579
2,851	LG Corp.	203,960
1,400	Lotte Samkang Co. Ltd.	327,838
483	Lotte Shopping Co. Ltd.	197,664
2,450	Ottogi Corp.	317,885
10,350	Poongsan Holdings Corp.	353,661
23,470	Pyeong Hwa Automotive Co. Ltd.	365,008
460	Samsung Electronics Co. Ltd.	304,555
6,030	Samyang Corp.	343,500
24,290	SL Corp.	415,537
11,060	STX Engine Co. Ltd.	400,529
27,680	Sungwoo Hitech Co. Ltd.	348,076
69,900	Taeyoung Engineering & Construction	420,549
6,950	Unid Co. Ltd.	344,643

		9,769,652

SPAIN — 0.2%
63,060	Almirall SA	596,818
38,418	Criteria Caixacorp SA	216,930
74,260	Ferrovial SA	846,689
7,430	Repsol YPF SA	206,047
204,500	Telefonica SA	5,521,719
55,700	Vueling Airlines SA(b)	779,888

		8,168,091

SWEDEN — 0.1%
44,370	AF AB - B Shares	772,198
44,270	Bilia AB - A Shares	787,027
77,040	Duni AB	732,380
54,660	Hexpol AB	1,096,530
9,943	Investor AB - B Shares	204,080
13,504	Svenska Cellulosa AB - B Shares	209,444

		3,801,659

SWITZERLAND — 0.1%
3,485	ACE Ltd.	207,079
20,350	Foster Wheeler AG(b)	476,597
16,580	Garmin Ltd.	544,487
1,290	Gurit Holding AG	704,614
460	Vetropack Holding AG	829,734
856	Zurich Financial Services AG	209,553

		2,972,064

TAIWAN — 0.1%
224,120	Accton Technology Corp.	161,019

Shares		Value

TAIWAN (continued)
36,660	ASROCK, Inc.	$132,889
99,050	Avermedia Technologies, Inc.	127,122
59,120	Catcher Technology Co. Ltd.	157,350
162,320	Chin-Poon Industrial Co.	132,521
279,580	Chun Yuan Steel	136,496
138,860	D-Link Corp.	140,123
45,479	Dynapack International Technology Corp.	141,836
127,050	Eternal Chemical Co. Ltd.	147,084
58,050	Farglory Land Development Co. Ltd.	144,075
55,800	Formosa Chemicals & Fibre Corp.	159,993
199,040	Giantplus Technology Co. Ltd.(b)	133,575
144,130	Gigabyte Technology Co. Ltd.	141,440
290,260	Goldsun Development & Construction Co. Ltd.	149,768
139,091	Great Wall Enterprise Co.	145,807
165,210	Hannstar Board Corp.	114,918
108,850	Holystone Enterprise Co. Ltd.	132,235
122,220	Kenda Rubber Industrial Co. Ltd.	126,525
212,170	Lien Hwa Industrial Corp.	156,244
224,120	Macronix International	137,964
257,220	Micro-Star International Co. Ltd.	137,760
68,625	Phihong Technology Co. Ltd.	141,860
113,270	Quanta Storage, Inc.	132,241
99,880	Radiant Opto-Electronics Corp.	150,530
117,080	Shihlin Electric & Engineering Corp.	139,939
163,910	Sigurd Microelectronics Corp.	140,510
133,330	Siliconware Precision Industries Co.	145,863
67,420	Syncmold Enterprise Corp.	125,498
86,450	Taiwan PCB Techvest Co. Ltd.	127,890
306,210	Taiwan Styrene Monomer Corp.	144,498
53,720	Transcend Information, Inc.	133,504
78,420	Wah Lee Industrial Corp.	146,486
240,910	Walsin Technology Corp.(b)	140,826
300,700	Yuen Foong Yu Paper Manufacturing Co. Ltd.	148,280

		4,774,669

THAILAND — 0.0%
67,400	Big C Supercenter Public Co. Ltd.	141,634
1,091,900	CalComp Electronics Public Co. Ltd.	136,943
44,150	Electricity Generating Public Co. Ltd. - FOR	141,374
507,750	GFPT Public Co. Ltd.	135,490
1,562,300	Quality Houses Public Co. Ltd.	120,898
123,000	STP & I Public Co. Ltd.	155,904
23,400	Thai Stanley Electric Public Co. Ltd.	144,786

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

THAILAND (continued)
414,400	Vinythai Public Co. Ltd.	$134,079

		1,111,108

TURKEY — 0.1%
6,620	Brisa Bridgestone Sabanci	526,148
43,421	Koc Holding AS	207,365
361,730	Soda Sanayii AS(b)	534,645
126,611	Turk Hava Yollari AO(b)	525,212
270,930	Turk Sise ve Cam Fabrikalari AS(b)	506,217
46,523	Turk Telekomunikasyon AS	217,314

		2,516,901

UNITED ARAB EMIRATES — 0.1%
4,250,000	DP World Ltd.	2,545,750

UNITED KINGDOM — 1.0%
17,930	Amdocs Ltd.(b)	550,092
110,200	Anglo American Plc	5,134,945
3,976	AstraZeneca Plc	199,380
61,740	Atkins (WS) Plc	744,940
32,471	Aviva Plc	207,132
42,735	Barclays Plc	188,037
226,970	BBA Aviation Plc	733,194
923,470	Chaucer Holdings Plc	754,663
10,228	GlaxoSmithKline Plc	200,109
97,640	Greggs Plc	717,030
152,850	Hill & Smith Holdings Plc	742,722
620,820	Howden Joinery Group Plc(b)	773,439
210,830	Interserve Plc	679,029
32,930	J Sainsbury Plc	205,417
58,320	JD Sports Fashion Plc	747,597
923,470	Kcom Group Plc	725,068
153,750	Meggitt Plc	813,243
190,240	N Brown Group Plc	916,632
13,078	Pearson Plc	200,022
661,590	Photo-Me International Plc	747,374
129,990	Robert Wiseman Dairies Plc	679,861
899,891	Rolls-Royce Group Plc(b)	9,336,616
58,290,624	Rolls-Royce Group Plc - Class C(b)(c)	93,402
95,000	Standard Chartered Plc	2,748,406
298,900	Stobart Group Ltd.	695,428
243,650	Tesco Plc	1,666,485
53,730	Travis Perkins Plc	713,295
738,142	Vodafone Group Plc	2,008,932
420,892	WPP Plc	4,896,290

		38,818,780

UNITED STATES — 5.1%
28,945	Aaron’s, Inc.	545,903
21,260	Aeropostale, Inc.(b)	518,319
23,110	Alamo Group, Inc.	554,640
10,260	Alaska Air Group, Inc.(b)	541,728
11,400	Albemarle Corp.	571,482
32,100	Amazon.com, Inc.(b)	5,300,994
17,550	Amedisys, Inc.(b)	446,823

Shares		Value

UNITED STATES (continued)
6,180	Amerco, Inc.(b)	$508,738
5,595	American Electric Power Co., Inc.	209,477
16,280	American Financial Group, Inc.	497,842
8,930	Amgen, Inc.(b)	510,707
12,620	Andersons, Inc. (The)	496,849
94,810	APAC Customer Services, Inc.(b)	575,497
54,130	Apogee Enterprises, Inc.	567,824
10,180	Apollo Group, Inc.(b)	381,546
20,600	Apple, Inc.(b)	6,197,922
16,570	Applied Industrial Technologies, Inc.	503,894
77,017	Arch Coal, Inc.	1,893,848
133,710	Ariad Pharmaceuticals, Inc.(b)	492,053
39,710	Asbury Automotive Group, Inc.(b)	572,618
12,330	Assurant, Inc.	487,528
17,530	Astec Industries, Inc.(b)	516,609
7,030	AT&T, Inc.	200,355
10,200	Atlas Air Worldwide Holdings, Inc.(b)	533,052
34,530	ATMI, Inc.(b)	610,145
3,350	Atrion Corp.	545,648
17,850	Atwood Oceanics, Inc.(b)	580,303
13,300	AutoZone, Inc.(b)	3,160,479
36,940	AVX Corp.	529,720
11,750	AZZ, Inc.	436,395
48,400	Bed Bath & Beyond, Inc.(b)	2,124,760
3,594	Biogen Idec, Inc.(b)	225,380
21,890	Brink’s Co. (The)	516,604
86,170	Brooks Automation, Inc.(b)	585,094
16,230	Cal-Maine Foods, Inc.	470,183
5,148	Capital One Financial Corp.	191,866
15,110	Cardinal Health, Inc.	524,166
20,960	CarMax, Inc.(b)	649,550
19,860	Cato Corp. (The) - Class A	525,297
51,630	Central Garden & Pet Co. - Class A(b)	539,533
5,091	CenturyTel, Inc.	210,666
7,920	Cephalon, Inc.(b)	526,205
14,220	Chesapeake Utilities Corp.	521,732
8,550	Chubb Corp.	496,071
7,750	Cliffs Natural Resources, Inc.	505,300
11,327	Comcast Corp. - Class A	233,110
3,499	ConocoPhillips	207,841
10,350	Contango Oil & Gas Co.(b)	544,307
28,890	Corning, Inc.	528,109
21,820	Corrections Corp. of America(b)	560,119
12,000	Covance, Inc.(b)	563,880
13,140	Crane Co.	502,736
44,610	CROCS, Inc.(b)	621,417
12,470	Cubic Corp.	543,318
20,590	Dillard’s, Inc. - Class A	525,251
26,330	DISH Network Corp. - Class A	522,914

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

UNITED STATES (continued)
19,330	DPL, Inc.	$504,513
56,060	Earthlink, Inc.	503,979
7,090	Eastman Chemical Co.	557,061
6,170	Eaton Corp.	548,081
5,855	Edison International	216,049
32,500	Edwards Lifesciences Corp.(b)	2,077,075
11,340	EI Du Pont de Nemours & Co.	536,155
5,541	Eli Lilly & Co.	195,043
62,800	Emerson Electric Co.	3,447,720
10,970	Energen Corp.	489,701
2,627	Entergy Corp.	195,790
27,800	EOG Resources, Inc.	2,661,016
32,140	Finish Line (The) - Class A	491,742
104,030	GenCorp, Inc.(b)	506,626
17,620	Genesco, Inc.(b)	577,231
72,300	Gilead Sciences, Inc.(b)	2,868,141
19,770	Global Partners LP	541,105
32,500	Goldman Sachs Group, Inc. (The)	5,230,875
17,500	Google, Inc. - Class A(b)	10,727,325
100,830	Great Lakes Dredge & Dock Corp.	624,138
38,500	Greenbrier Cos., Inc.(b)	700,700
61,890	H&E Equipment Services, Inc.(b)	601,571
10,850	Hanover Insurance Group, Inc. (The)	490,962
20,500	Harsco Corp.	475,190
88,980	Hawaiian Holdings, Inc.(b)	651,334
12,770	Helmerich & Payne, Inc.	546,301
29,610	Hornbeck Offshore Services, Inc.(b)	658,526
9,570	Humana, Inc.(b)	557,835
17,600	Illumina, Inc.(b)	955,856
66,050	Infospace, Inc.(b)	557,462
25,940	Intel Corp.	520,616
18,270	InterDigital, Inc.(b)	613,324
8,110	ITT Educational Services, Inc.(b)	523,338
22,570	Jack in the Box, Inc.(b)	522,721
220,500	JPMorgan Chase & Co.	8,297,415
198,900	Juniper Networks, Inc.(b)	6,442,371
9,720	Kohl’s Corp.(b)	497,664
89,460	Kulicke & Soffa Industries, Inc.(b)	556,441
29,200	Laboratory Corp. of America Holdings(b)	2,374,544
19,270	Ladish Co., Inc.(b)	616,447
10,800	Lancaster Colony Corp.	538,704
112,090	Lattice Semiconductor Corp.(b)	544,757
22,920	Leggett & Platt, Inc.	467,110
13,290	Loews Corp.	524,689
157,800	Lowe’s Cos., Inc.	3,365,874
94,263	LTX-Credence Corp.(b)	598,570
4,670	Lubrizol Corp.	478,628
20,800	Mastercard, Inc. - Class A	4,993,248

Shares		Value

UNITED STATES (continued)
16,170	McGraw-Hill Cos., Inc. (The)	$608,800
56,880	Meadowbrook Insurance Group, Inc.	490,874
16,730	Medicis Pharmaceutical Corp. - Class A	497,717
21,280	Men’s Wearhouse, Inc.	520,083
69,300	Micron Technology, Inc.(b)	573,111
1,600,000	Microsoft Corp.	42,624,000
20,460	Mine Safety Appliances Co.	576,154
70,190	ModusLink Global Solutions, Inc.(b)	465,360
36,000	MSCI, Inc. - Class A(b)	1,290,600
36,753	Murphy Oil Corp.	2,394,825
39,780	National Semiconductor Corp.	544,986
47,180	Navigant Consulting, Inc.(b)	431,697
13,620	Nordstrom, Inc.	524,506
73,010	ON Semiconductor Corp.(b)	559,987
6,890	ONEOK Partners LP	539,694
19,680	Owens Corning, Inc.(b)	532,147
18,730	Park Electrochemical Corp.	505,710
7,320	Parker Hannifin Corp.	560,346
94,630	PDL BioPharma, Inc.	494,915
22,410	Perry Ellis International, Inc.(b)	503,777
4,439	PG&E Corp.	212,273
26,030	Pool Corp.	524,244
44,700	Praxair, Inc.	4,082,898
4,529	Progress Energy, Inc.	203,805
6,117	Public Service Enterprise Group, Inc.	197,885
131,500	QUALCOMM, Inc.	5,934,595
28,860	Questar Corp.	489,754
128,420	Quiksilver, Inc.(b)	535,511
66,400	Range Resources Corp.	2,482,696
8,150	Regal-Beloit Corp.	470,337
52,240	Retail Ventures, Inc.(b)	709,942
9,310	Ross Stores, Inc.	549,197
26,310	RPM International, Inc.	544,880
36,700	Schlumberger Ltd.	2,564,963
290	Seaboard Corp.	537,675
6,120	SEACOR Holdings, Inc.(b)	579,870
3,744	Sempra Energy	200,229
53,430	Sonic Automotive, Inc. - Class A(b)	583,456
13,200	StanCorp Financial Group, Inc.	566,280
13,056	Target Corp.	678,129
31,500	Team, Inc.(b)	624,960
35,710	TeleTech Holdings, Inc.(b)	542,078
47,360	Teradyne, Inc.(b)	532,326
34,050	Texas Roadhouse, Inc.(b)	523,008
3,733	Time Warner Cable, Inc.	216,029
22,699	Time Warner, Inc.	737,944
9,230	Travelers Cos., Inc. (The)	509,496
63,570	TriQuint Semiconductor, Inc.(b)	654,771
13,540	TRW Automotive Holdings Corp.(b)	618,643
5,759	UnitedHealth Group, Inc.	207,612

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

UNITED STATES (continued)
33,910	Universal American Corp.	$545,273
53,950	US Airways Group, Inc.(b)	636,070
14,120	Veeco Instruments, Inc.(b)	590,922
6,156	Verizon Communications, Inc.	199,885
6,340	VF Corp.	527,742
37,360	Viropharma, Inc.(b)	611,210
16,900	Walgreen Co.	572,572
50,000	WellPoint, Inc.(b)	2,717,000
150,940	Wet Seal, Inc. (The) - Class A(b)	528,290
19,326	Xerox Corp.	226,114
9,730	Zimmer Holdings, Inc.(b)	461,591

		206,297,355

Total Common Stocks (Cost $390,284,321)		437,132,223

EXCHANGE TRADED FUNDS — 3.6%
UNITED STATES — 3.6%
150,000	iShares iBoxx High Yield Corp. Bond Fund	13,611,000
1,000,000	iShares MSCI Malaysia Index Fund	14,070,000
1,525,000	iShares MSCI South Korea Index Fund	82,944,750
2,560,000	iShares MSCI Taiwan Index Fund	35,609,600

Total Exchange Traded Funds (Cost $116,585,145)		146,235,350

PREFERRED STOCKS — 0.4%
UNITED STATES — 0.4%
225,000	Fannie Mae	128,790
250,000	Freddie Mac	140,625
1,475,000	Motors Liquidation Co. Series C, Cnv.	12,537,500
140,000	Petroquest Energy, Inc.	4,851,196

Total Preferred Stocks (Cost $22,516,806)		17,658,111

RIGHTS/WARRANTS — 0.0%
HONG KONG — 0.0%
56,720	Ford Glory Holdings Ltd., Rights(c)	3,659

THAILAND — 0.0%
1,510,752	Bangkokland Public Co. Ltd., Warrants, Expires 09/22/15(b)(c)	0

UNITED KINGDOM — 0.0%
11,875	Standard Chartered Plc, Rights, Expires 11/05/10(b)	99,992

Total Rights/Warrants (Cost $0)		103,651

Principal Amount		Value

BANK LOANS — 2.1%
UNITED STATES — 2.1%
$1,994,987	Affinion Group Holdings, Inc., 5.00%, 01/28/18(d)	$1,966,060
1,481,978	Allison Transmission, Inc., Term Loan, 3.01%, 08/07/14(d)	1,420,847
2,437,429	Amscan Holdings, Inc., 2.60%, 05/27/13(d)	2,341,962
2,480,691	Avaya, Inc., Term Loan A, 3.18%, 10/24/14(d)	2,249,848
402,199	Calpine Corp., 3.43%, 03/29/14(d)	399,635
1,974,555	Cengage Learning Acquisitions, Inc., 2.94%, 07/03/14(d)	1,801,556
2,538,491	Cumulus Media, Inc., Replacement Term Loan, 4.34%, 06/11/14(d)	2,312,565
3,465,291	Dana Holding Corp., Term Advance, 4.62%, 01/30/15(d)	3,452,916
2,321,400	Ford Motor Company, Tranche B-1 Loan, 3.05%, 12/15/13(d)	2,297,206
234,113	Hertz Corp. (The), Letter of Credit, 2.09%, 12/21/12(d)	231,805
1,262,722	Hertz Corp. (The), Tranche B Term Loan, 2.01%, 12/21/12(d)	1,250,270
959,491	Isle of Capri Casinos, Inc., 5.00%, 11/25/13(d)	936,703
383,796	Isle of Capri Casinos, Inc., 5.00%, 11/25/13(d)	374,681
337,563	Isle of Capri Casinos, Inc., 5.00%, 11/25/13(d)	329,546
2,141,139	L-1 Identity Solutions, Inc., 6.97%, 08/05/13(d)	2,133,110
540,772	Las Vegas Sands Corp., I Term Loan, 2.10%, 05/23/14(d)	512,382
2,676,271	Las Vegas Sands Corp., Tranche B Term Loan, 2.10%, 05/23/14(d)	2,535,767
632,591	Manitowoc Co., Inc. (The), 8.00%, 11/06/14(d)	632,943
2,570,164	MGM Mirage, Inc., 6.00%, 10/03/11(d)	2,563,739
772,249	MGM Mirage, Inc., Class B Loan, 6.00%, 10/03/11(d)	767,905
1,603,065	Michaels Stores, Inc., Replacement Term B-1 Loan, 2.65%, 10/31/13(d)	1,552,769

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount		Value

UNITED STATES (continued)
$2,476,923	Multiplan, Inc., Term Loan B, 6.50%, 08/16/20(d)	$2,485,439
2,000,000	NBTY, Inc., Term Loan B, 6.50%, 09/21/17(d)	2,024,628
1,750,000	Neiman Marcus Group, Term Loan, 2.29%, 04/06/13(d)	1,704,460
3,285,170	Nuveen Investments, Inc., 3.46%, 11/13/14(d)	3,071,611
1,000,000	Nuveen Investments, Inc., 12.50%, 07/21/15(d)	934,993
2,329,926	OSI Restaurant Partners LLC, 2.71%, 06/14/14(d)	2,185,922
211,778	OSI Restaurant Partners LLC, Pre-Funded Loan, 0.30%, 06/14/13(d)	198,689
1,432,669	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 2.81%, 04/02/14(d)	1,394,166
3,900,000	PQ Corp., Second Lien, 6.77%, 07/30/15(d)	3,663,563
3,559,694	Rental Service Corp., 4.04%, 11/30/13(d)	3,476,041
993,750	Reynolds Group Holdings, Inc., Incremental Term Loan, 5.75%, 05/04/16(d)	998,299
3,000,000	Reynolds Group Holdings, Inc., Term Loan D, 6.50%, 09/28/16(d)	3,019,566
3,000,000	Savvis, Term Loan B, 6.75%, 07/30/16(d)	3,033,000
3,947,702	Sensata Technologies B.V./Sensata Technologies Finance Co. LLC, 2.08%, 04/27/13(d)	3,839,140
3,249,046	Sequa Corp., 3.79%, 12/03/14(d)	3,071,703
226,726	ServiceMaster Co. (The), 2.80%, 07/24/14(d)	214,993
2,276,709	ServiceMaster Co. (The), 2.98%, 07/24/14(d)	2,158,889
3,250,000	Spectrum Brands, Inc., Term Loan B, 8.00%, 06/04/16(d)	3,310,431
497,500	U.S. Telepacific Corp., Term Loan Advance, 9.25%, 08/17/15(d)	501,024
3,530,945	Univar, Inc., Tranche B Term Loan, 3.26%, 10/10/14(d)	3,514,551
4,300,000	Universal Health Services, Inc., Term Loan B, 4.00%, 07/28/16(d)	4,338,395
3,479,454	US Foodservice, Term Loan, 2.85%, 07/03/14(d)	3,144,014

Principal Amount		Value

UNITED STATES (continued)
$1,579,491	Venoco, Inc., 4.38%, 05/07/14(d)	$1,490,316

Total Bank Loans (Cost $80,922,760)		85,838,048

CORPORATE BONDS — 52.2%
AUSTRALIA — 0.7%
2,500,000	FMG Resources, 7.00%, 11/01/15(e)	2,562,500
6,000,000	Paladin Energy Ltd., Cnv., 4.50%, 12/15/11	6,075,000
22,500,000(f)	Transpacific Industries Group Ltd., Cnv., 6.75%, 12/07/14	19,990,348

		28,627,848

AUSTRIA — 0.2%
4,962,800(f)	A-TEC Industries AG, Cnv., 2.75%, 05/10/14(b)(g)	4,489,721
8,000,000(f)	A-TEC Industries AG, Cnv., 8.75%, 10/27/14(b)(g)	3,841,390

		8,331,111

BERMUDA — 1.5%
5,000,000	Alliance Oil Co. Ltd., Cnv., 7.25%, 07/16/14	5,812,500
7,000,000(h)	Celestial Nutrifoods Ltd., Cnv., 15.75%, 06/12/11(i)	1,081,666
32,000,000	Central European Media Enterprises Ltd., Cnv., 3.50%, 03/15/13(e)	28,600,000
5,000,000	Intelsat Bermuda Ltd., STEP, 11.25%, 02/04/17	5,356,250
1,550,000	Intelsat Jackson Holdings Ltd., 11.25%, 06/15/16	1,687,563
1,500,000	Intelsat Ltd., 6.50%, 11/01/13	1,511,250
1,500,000	Intelsat Subsidiary Holding Co. Ltd., 8.88%, 01/15/15(e)	1,545,000
1,000,000	NCL Corp. Ltd., 11.75%, 11/15/16	1,156,250
200,000	Petroplus Finance Ltd., 6.75%, 05/01/14(e)	191,000
1,000,000	Petroplus Finance Ltd., 9.38%, 09/15/19(e)	960,000
12,400,000	Petroplus Finance Ltd., Cnv., 4.00%, 10/16/15	10,738,400

		58,639,879

BRAZIL — 0.0%
1,000,000	Petrobras International Finance Co., 5.75%, 01/20/20	1,118,644

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount			Value

CANADA — 0.7%
$2,550,000		Bombardier, Inc., 7.75%, 03/15/20(e)	$2,830,500
1,500,000		Cascades, Inc., 7.88%, 01/15/20	1,610,625
5,000,000		Sino-Forest Corp., Cnv., 4.25%, 12/15/16(e)	5,968,750
1,600,000		Telesat Canada/Telesat LLC, 11.00%, 11/01/15	1,796,000
12,000,000	(f)	Uranium One, Inc., Cnv., 4.25%, 12/31/11	11,589,371
1,650,000		Videotron Ltee, 6.88%, 01/15/14	1,672,687
690,000		Videotron Ltee, 9.13%, 04/15/18	777,113

			26,245,046

FRANCE — 0.1%
1,500,000		Cie Generale de Geophysique- Veritas, 7.50%, 05/15/15	1,548,750
2,000,000		Cie Generale de Geophysique- Veritas, 9.50%, 05/15/16	2,210,000
1,850,000		Cie Generale de Geophysique- Veritas, 7.75%, 05/15/17	1,937,875

			5,696,625

GERMANY — 0.6%
500,000		Kabel Deutschland GmbH, 10.63%, 07/01/14	521,875
16,000,000	(f)	TUI AG, Cnv., 2.75%, 09/01/12	21,044,134
2,150,000		Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.13%, 12/01/17(e)	2,252,125

			23,818,134

HONG KONG — 0.0%
9,700,000		China Milk Products Group Ltd., Cnv., 12.86%, 01/05/12(c)(i)	1,133,154

INDIA — 0.7%
15,700,000		Jaiprakash Associates Ltd., Cnv., 7.44%, 09/12/12(i)	20,841,750
7,000,000		Jaiprakash Power Ventures Ltd., Cnv., 5.00%, 02/13/15	7,434,700

			28,276,450

INDONESIA — 0.1%
3,000,000		Berlian Laju Tanker Tbk PT, Cnv., 12.00%, 02/10/15	3,153,039

Principal Amount			Value

IRELAND — 0.1%
$4,000,000		Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 09/15/18(e)	$4,160,000

LUXEMBOURG — 0.7%
1,000,000		ArcelorMittal, 9.00%, 02/15/15	1,220,845
1,000,000		FMC Finance III SA, 6.88%, 07/15/17	1,083,750
500,000		Holcim US Finance Sarl & Cie SCS, 6.00%, 12/30/19(e)	543,465
13,500,000	(f)	Kloeckner & Co. Finance International SA, Cnv., 1.50%, 07/27/12	17,755,988
7,500,000		Wind Acquisition Finance SA, 11.75%, 07/15/17(e)	8,550,000

			29,154,048

MACAU — 0.1%
2,500,000		MCE Finance Ltd., 10.25%, 05/15/18(e)	2,821,875

MEXICO — 0.2%
6,000,000		Cemex SAB de CV, Cnv., 4.88%, 03/15/15(e)	6,015,000

NORWAY — 1.1%
46,400,000		Petroleum Geo-Services ASA, Cnv., 2.70%, 12/03/12	44,370,000

PHILIPPINES — 0.1%
5,000,000		First Gen Corp., Cnv., 2.50%, 02/11/13	5,698,750

SOUTH AFRICA — 1.1%
40,000,000	(f)	Netcare Ltd., Cnv., 6.00%, 09/30/11	5,974,333
236,000,000	(f)	Steinhoff International Holdings Ltd., Cnv., 5.70%, 07/31/13	32,047,823
39,000,000	(f)	Steinhoff International Holdings Ltd., Cnv., 9.63%, 07/20/15	6,305,139

			44,327,295

SPAIN — 0.1%
5,000,000		Telvent GIT SA, 5.50%, 04/15/15(e)	5,368,750

SWEDEN — 0.3%
78,000,000	(f)	SAS AB, Cnv., 7.50%, 04/01/15	10,538,726
2,000,000		Volvo Treasury AB, 5.95%, 04/01/15(e)	2,201,012

			12,739,738

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount		Value

THAILAND — 0.2%
$9,000,000	Thoresen Thai Agencies Public Co. Ltd., Cnv., 2.50%, 09/24/12	$9,990,000

UNITED ARAB EMIRATES — 0.5%
21,850,000	Dana Gas Sukuk Ltd., Cnv., 7.50%, 10/31/12	21,014,237

UNITED KINGDOM — 0.2%
750,000	Ineos Finance Plc, 9.00%, 05/15/15(e)	795,000
2,150,000	Virgin Media Finance Plc, 9.13%, 08/15/16	2,297,813
1,000,000	Virgin Media Finance Plc, 9.50%, 08/15/16	1,136,250
1,750,000	Virgin Media Finance Plc, 8.38%, 10/15/19	1,951,250

		6,180,313

UNITED STATES — 42.7%
2,500,000	Accellent, Inc., 8.38%, 02/01/17	2,637,500
1,300,000	Accellent, Inc., 10.00%, 11/01/17(e)	1,290,250
3,000,000	Advanced Micro Devices, Inc., 7.75%, 08/01/20(e)	3,180,000
6,505,000	Advanced Micro Devices, Inc., Cnv., 6.00%, 05/01/15	6,464,344
4,000,000	AES Corp. (The), 9.75%, 04/15/16	4,650,000
3,950,000	AES Corp. (The), 8.00%, 10/15/17	4,345,000
1,000,000	AES Corp. (The), 8.00%, 06/01/20	1,122,500
2,250,000	Affinion Group, Inc., 10.13%, 10/15/13	2,314,687
3,000,000	Affinion Group, Inc., 11.50%, 10/15/15	3,180,000
13,000,000	Affymetrix, Inc., Cnv., 3.50%, 01/15/38	12,171,250
52,000,000	Alcatel-Lucent USA, Inc., 2.88%, 06/15/25	48,490,000
2,000,000	Alliant Techsystems, Inc., 6.75%, 04/01/16	2,075,000
1,300,000	Ally Financial, Inc., 7.50%, 09/15/20(e)	1,404,000
1,000,000	Ameren Corp., 8.88%, 05/15/14	1,160,844
250,000	American Airlines, Inc., 10.50%, 10/15/12	271,875
750,000	American Axle & Manufacturing, Inc., 5.25%, 02/11/14	729,375

Principal Amount		Value

UNITED STATES (continued)
$2,450,000	American Axle & Manufacturing, Inc., 9.25%, 01/15/17(e)	$2,777,687
750,000	American Axle & Manufacturing, Inc., 7.88%, 03/01/17	758,437
2,500,000	AmeriGas Partners LP, 7.25%, 05/20/15	2,581,250
1,000,000	AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.13%, 05/20/16	1,042,500
3,000,000	Ameristar Casinos, Inc., 9.25%, 06/01/14	3,247,500
1,450,000	ARAMARK Corp., 5.00%, 06/01/12	1,459,063
11,000,000	ARAMARK Corp., 8.50%, 02/01/15	11,550,000
2,550,000	ArvinMeritor, Inc., 8.13%, 09/15/15	2,658,375
1,250,000	ArvinMeritor, Inc., 10.63%, 03/15/18	1,418,750
13,000,000	ArvinMeritor, Inc., Cnv., 4.00%, 02/15/27	12,642,500
2,250,000	Ashtead Capital, Inc., 9.00%, 08/15/16(e)	2,368,125
1,450,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.63%, 05/15/14	1,489,875
2,800,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.75%, 05/15/16	2,835,000
750,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.63%, 03/15/18	806,250
1,250,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25%, 01/15/19(e)	1,262,500
2,900,000	Avis Budget Group, Inc., Cnv., 3.50%, 10/01/14(e)	3,055,875
2,000,000	Baldor Electric Co., 8.63%, 02/15/17	2,135,000
750,000	Biomet, Inc., 10.00%, 10/15/17	832,500
3,250,000	Biomet, Inc., 11.63%, 10/15/17	3,660,313
1,500,000	Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.00%, 04/01/20	1,620,000
2,000,000	Boise Paper Holdings LLC/Boise Finance Co., 9.00%, 11/01/17	2,180,000
1,000,000	Bon-Ton Department Stores, Inc. (The), 10.25%, 03/15/14	1,020,000

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount		Value

UNITED STATES (continued)
$2,750,000	Boyd Gaming Corp., 6.75%, 04/15/14	$2,660,625
1,000,000	BPZ Resources, Inc., Cnv., 6.50%, 03/01/15	902,500
1,700,000	Cablevision Systems Corp., 8.63%, 09/15/17	1,918,875
2,700,000	Cablevision Systems Corp., 8.00%, 04/15/20	2,986,875
3,500,000	Calpine Corp., 7.25%, 10/15/17(e)	3,640,000
600,000	Calpine Corp., 7.88%, 07/31/20(e)	628,500
19,000,000	CapitalSource, Inc., Cnv., 7.25%, 07/15/37	19,190,000
8,000,000	CapitalSource, Inc., Cnv., STEP, 4.00%, 07/15/34	7,890,000
27,000,000	Carrizo Oil & Gas, Inc., Cnv., 4.38%, 06/01/28	26,831,250
2,000,000	CBIZ, Inc., Cnv., 4.88%, 10/01/15(e)	2,147,500
1,000,000	CBIZ, Inc., Cnv., 3.13%, 06/01/26	997,500
3,500,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17(e)	3,613,750
3,000,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.88%, 04/30/18(e)	3,187,500
500,000	CCO Holdings LLC/CCO Holdings Capital Corp., 8.13%, 04/30/20(e)	540,000
500,000	Cemex Finance LLC, 9.50%, 12/14/16(e)	505,000
2,000,000	Cengage Learning Acquisitions, Inc., 10.50%, 01/15/15(e)	2,070,000
27,000,000	Central European Distribution Corp., Cnv., 3.00%, 03/15/13	25,447,500
3,300,000	Cenveo Corp., 7.88%, 12/01/13	3,225,750
2,800,000	Cenveo Corp., 8.88%, 02/01/18	2,814,000
7,000,000	Charming Shoppes, Inc., Cnv., 1.13%, 05/01/14	5,810,000
14,353,000	Chemed Corp., Cnv., 1.88%, 05/15/14	14,155,646
2,000,000	CHS/Community Health Systems, Inc., 8.88%, 07/15/15	2,140,000
22,000,000	Ciena Corp. Cnv., 0.88%, 06/15/17	15,812,500
62,000,000	Ciena Corp., Cnv., 0.25%, 05/01/13	56,497,500

Principal Amount		Value

UNITED STATES (continued)
$2,000,000	Cincinnati Bell, Inc., 7.00%, 02/15/15	$2,015,000
1,000,000	Cincinnati Bell, Inc., 8.25%, 10/15/17	1,015,000
2,700,000	Cincinnati Bell, Inc., 8.75%, 03/15/18	2,612,250
5,000,000	CIT Group, Inc., 7.00%, 05/01/16	4,981,250
7,000,000	Clear Channel Communications, Inc., 6.25%, 03/15/11	6,982,500
850,000	Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17	918,000
4,050,000	Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17	4,424,625
16,500,000	Cogent Communications Group, Inc., Cnv., 1.00%, 06/15/27	13,777,500
2,500,000	Complete Production Services, Inc., 8.00%, 12/15/16	2,631,250
5,700,000	Consol Energy, Inc., 8.00%, 04/01/17(e)	6,241,500
1,750,000	Consol Energy, Inc., 8.25%, 04/01/20(e)	1,951,250
1,500,000	Constellation Brands, Inc., 7.25%, 09/01/16	1,650,000
1,750,000	Constellation Brands, Inc., 7.25%, 05/15/17	1,918,437
2,500,000	Corrections Corp. of America, 7.75%, 06/01/17	2,718,750
17,600,000	Covanta Holding Corp., Cnv., 1.00%, 02/01/27	17,116,000
1,750,000	Crown Americas LLC/Crown Americas Capital Corp. II, 7.63%, 05/15/17(e)	1,907,500
3,500,000	Crown Castle International Corp., 9.00%, 01/15/15	3,911,250
1,000,000	CSC Holdings, Inc., 8.50%, 04/15/14(e)	1,115,000
1,100,000	CSC Holdings, Inc., 7.63%, 07/15/18	1,216,875
1,500,000	DaVita, Inc., 6.63%, 11/01/20	1,543,125
448,000	Delta Air Lines, Inc., 9.50%, 09/15/14(e)	492,800
1,600,000	Denbury Resources, Inc., 7.50%, 12/15/15	1,660,000
2,500,000	Denbury Resources, Inc., 9.75%, 03/01/16	2,831,250
896,000	Denbury Resources, Inc., 8.25%, 02/15/20	999,040

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount		Value

UNITED STATES (continued)
$2,000,000	Discover Bank, 8.70%, 11/18/19	$2,420,428
2,350,000	DISH DBS Corp., 6.63%, 10/01/14	2,488,063
550,000	DISH DBS Corp., 7.13%, 02/01/16	583,000
150,000	DISH DBS Corp., 7.88%, 09/01/19	164,437
1,500,000	DJO Finance LLC/DJO Finance Corp., 10.88%, 11/15/14	1,644,375
750,000	DJO Finance LLC/DJO Finance Corp., 9.75%, 10/15/17(e)	780,000
1,900,000	Dole Food Co., Inc., 8.00%, 10/01/16(e)	2,018,750
7,000,000	DST Systems, Inc., Cnv., 3.62%, 08/15/23(d)	7,708,750
2,000,000	Easton-Bell Sports, Inc., 9.75%, 12/01/16	2,190,000
1,400,000	Education Management LLC/Education Management Finance Corp., 8.75%, 06/01/14	1,407,000
3,900,000	El Paso Corp., 7.00%, 06/15/17	4,251,148
600,000	El Paso Corp., 7.25%, 06/01/18	665,730
6,734,000	EnerSys, Cnv., STEP, 3.38%, 06/01/38	6,969,690
1,750,000	Equinix, Inc., 8.13%, 03/01/18	1,855,000
31,600,000	Euronet Worldwide, Inc., Cnv., 3.50%, 10/15/25	31,086,500
3,250,000	EXCO Resources, Inc., 7.50%, 09/15/18	3,201,250
10,788,000	Exterran Energy Corp., Cnv., 4.75%, 01/15/14	10,653,150
800,000	Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 05/01/14	810,000
1,500,000	Ferrellgas LP/Ferrellgas Finance Corp., 9.13%, 10/01/17	1,657,500
1,550,000	Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., 8.63%, 06/15/20	1,712,750
3,250,000	Ford Motor Credit Co. LLC, 8.00%, 06/01/14	3,638,667
4,000,000	Ford Motor Credit Co. LLC, 7.00%, 04/15/15	4,420,672
500,000	Ford Motor Credit Co. LLC, 6.63%, 08/15/17	559,219
4,750,000	Ford Motor Credit Co. LLC, 8.13%, 01/15/20	5,808,623

Principal Amount		Value

UNITED STATES (continued)
$3,000,000	Freescale Semiconductor, Inc., 10.13%, 03/15/18(e)	$3,292,500
3,500,000	Frontier Communications Corp., 8.25%, 04/15/17	3,990,000
2,750,000	Frontier Communications Corp., 8.50%, 04/15/20	3,176,250
500,000	FTI Consulting, Inc., 7.75%, 10/01/16	529,375
21,000,000	GenCorp, Inc., Cnv., 2.25%, 11/15/24	20,422,500
10,000,000	GenCorp, Inc., Cnv., 4.06%, 12/31/39(e)	9,075,000
2,000,000	Geo Group, Inc. (The), 7.75%, 10/15/17	2,182,500
100,000	Georgia-Pacific LLC, 8.25%, 05/01/16(e)	114,750
41,500,000	Global Industries Ltd., Cnv., 2.75%, 08/01/27	30,295,000
13,800,000	Goodrich Petroleum Corp., Cnv., 3.25%, 12/01/26	13,524,000
27,000,000	Goodrich Petroleum Corp., Cnv., 5.00%, 10/01/29	25,110,000
3,500,000	Goodyear Tire & Rubber Co. (The), 10.50%, 05/15/16	4,007,500
4,300,000	Goodyear Tire & Rubber Co. (The), 8.75%, 08/15/20	4,708,500
800,000	Graham Packaging Co. LP/ GPC Capital Corp. I, 8.25%, 10/01/18(e)	828,000
850,000	Graham Packaging Co. LP/GPC Capital Corp. I, 9.88%, 10/15/14	881,875
750,000	Graham Packaging Co. LP/GPC Capital Corp. I, 8.25%, 01/01/17(e)	778,125
1,250,000	Graphic Packaging International, Inc., 9.50%, 06/15/17	1,378,125
3,500,000	Gray Television, Inc., 10.50%, 06/29/15	3,653,125
7,000,000	Greatbatch, Inc., Cnv., 2.25%, 06/15/13	6,527,500
2,250,000	Hanesbrands, Inc., 8.00%, 12/15/16	2,435,625
1,500,000	HCA, Inc., 6.30%, 10/01/12	1,548,750
1,500,000	HCA, Inc., 6.75%, 07/15/13	1,560,000
1,000,000	HCA, Inc., 5.75%, 03/15/14	1,017,500

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount		Value

UNITED STATES (continued)
$750,000	HCA, Inc., 6.38%, 01/15/15	$770,625
3,220,000	HCA, Inc., 6.50%, 02/15/16	3,308,550
1,200,000	HCA, Inc., 9.25%, 11/15/16	1,299,000
1,900,000	HCA, Inc., 8.50%, 04/15/19	2,137,500
10,000,000	Headwaters, Inc., Cnv., 2.50%, 02/01/14	7,787,500
1,400,000	Helix Energy Solutions Group, Inc., 9.50%, 01/15/16(e)	1,449,000
34,100,000	Helix Energy Solutions Group, Inc., Cnv., 3.25%, 12/15/25	32,480,250
4,000,000	Hertz Corp. (The), 8.88%, 01/01/14	4,110,000
2,000,000	Hertz Corp. (The), 10.50%, 01/01/16	2,127,500
500,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.75%, 11/15/14	526,250
1,500,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.88%, 02/01/18	1,610,625
3,500,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20(e)	3,640,000
28,750,000	Hologic, Inc., Cnv., STEP, 2.00%, 12/15/37	27,096,875
3,000,000	Horizon Lines, Inc., Cnv., 4.25%, 08/15/12	2,745,000
3,000,000	Hornbeck Offshore Services, Inc., 8.00%, 09/01/17	3,041,250
23,150,000	Hornbeck Offshore Services, Inc., Cnv., STEP, 1.63%, 11/15/26	20,598,870
2,000,000	Hornbeck Offshore Services, Inc., Series B, 6.13%, 12/01/14	2,000,000
1,034,000	Host Hotels & Resorts LP, REIT, 7.13%, 11/01/13	1,046,925
750,000	Host Hotels & Resorts LP, REIT, Cnv., 2.63%, 04/15/27(e)	742,500
2,250,000	Hughes Network Systems LLC/HNS Finance Corp., 9.50%, 04/15/14	2,345,625
3,750,000	Huntsman International LLC, 5.50%, 06/30/16(e)	3,726,563

Principal Amount		Value

UNITED STATES (continued)
$1,000,000	Huntsman International LLC, 8.63%, 03/15/20	$1,093,750
23,535,000	Hutchinson Technology, Inc., Cnv., 3.25%, 01/15/26	18,004,275
4,250,000	IASIS Healthcare LLC/IASIS Capital Corp., 8.75%, 06/15/14	4,350,937
15,000,000	Iconix Brand Group, Inc., Cnv., 1.88%, 06/30/12	14,568,750
1,825,000	Inergy LP/Inergy Finance Corp., 6.88%, 12/15/14	1,866,063
2,300,000	Inergy LP/Inergy Finance Corp., 8.25%, 03/01/16	2,415,000
750,000	Inergy LP/Inergy Finance Corp., 7.00%, 10/01/18(e)	783,750
3,500,000	Ingles Markets, Inc., 8.88%, 05/15/17	3,867,500
10,000,000	Integra LifeSciences Holdings Corp., Cnv., 2.38%, 06/01/12(e)	9,875,000
1,850,000	Interactive Data Corp., 10.25%, 08/01/18(e)	2,023,437
3,950,000	Interpublic Group of Cos., Inc., Cnv., 4.25%, 03/15/23	4,354,875
250,000	Ipalco Enterprises, Inc., 7.25%, 04/01/16(e)	272,500
1,750,000	Iron Mountain, Inc., 7.75%, 01/15/15	1,763,125
1,300,000	Iron Mountain, Inc., 6.63%, 01/01/16	1,306,500
950,000	Iron Mountain, Inc., 8.00%, 06/15/20	1,035,500
2,500,000	Isle of Capri Casinos, Inc., 7.00%, 03/01/14	2,368,750
1,000,000	Jarden Corp., 8.00%, 05/01/16	1,103,750
4,000,000	Jarden Corp., 7.50%, 05/01/17	4,255,000
1,000,000	Jarden Corp., 7.50%, 01/15/20	1,060,000
7,135,000	Jazz Technologies, Inc., Cnv., 8.00%, 12/31/11	7,206,350
750,000	KCS Energy, Inc., 7.13%, 04/01/12	751,875
1,950,000	Key Energy Services, Inc., 8.38%, 12/01/14	2,088,937
1,000,000	Kinetic Concepts, Inc., Cnv., 3.25%, 04/15/15(e)	1,027,500
25,940,000	King Pharmaceuticals, Inc., Cnv., 1.25%, 04/01/26	25,842,725

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount		Value

UNITED STATES (continued)
$8,000,000	Knight Capital Group, Inc., Cnv., 3.50%, 03/15/15(e)	$7,465,000
3,175,000	Kulicke & Soffa Industries, Inc., Cnv., 0.88%, 06/01/12	2,976,563
9,675,000	L-1 Identity Solutions, Inc., Cnv., 3.75%, 05/15/27	9,675,000
2,400,000	Lamar Media Corp., 6.63%, 08/15/15	2,463,000
2,500,000	Lamar Media Corp., 7.88%, 04/15/18	2,668,750
1,600,000	Lamar Media Corp., Series C, 6.63%, 08/15/15	1,638,000
1,750,000	LBI Escrow Corp., 8.00%, 11/01/17(e)	1,916,250
16,665,000	Leap Wireless International, Inc., Cnv., 4.50%, 07/15/14	15,019,331
28,740,000	Level 3 Communications, Inc., Cnv., 5.25%, 12/15/11	28,740,000
35,500,000	Level 3 Communications, Inc., Cnv., 3.50%, 06/15/12	33,059,375
4,200,000	Levi Strauss & Co., 7.63%, 05/15/20	4,420,500
4,913,840	Liberty Media LLC, Cnv., 3.13%, 03/30/23	5,515,785
22,000,000	Liberty Media LLC, Cnv., 4.00%, 11/15/29	13,035,000
18,000,000	Liberty Media LLC, Cnv., 3.75%, 02/15/30	10,215,000
3,500,000	LifePoint Hospitals, Inc., Cnv., 3.50%, 05/15/14	3,478,125
4,900,000	LIN Television Corp., 6.50%, 05/15/13	4,949,000
25,000,000	Live Nation, Inc., Cnv., 2.88%, 07/15/27	21,562,500
2,350,000	Ltd. Brands, Inc., 6.90%, 07/15/17	2,549,750
400,000	Ltd. Brands, Inc., 8.50%, 06/15/19	472,000
2,650,000	Manitowoc Co., Inc. (The), 9.50%, 02/15/18	2,852,063
500,000	Mariner Energy, Inc., 7.50%, 04/15/13	515,000
2,750,000	Markwest Energy Partners LP/Markwest Energy Finance Corp., 8.75%, 04/15/18	3,018,125
1,000,000	Markwest Energy Partners LP/Markwest Energy Finance Corp., 6.75%, 11/01/20	1,022,500

Principal Amount		Value

UNITED STATES (continued)
$750,000	Mediacom Broadband LLC/Mediacom Broadband Corp., 8.50%, 10/15/15	$783,750
5,000,000	Mediacom LLC/Mediacom Capital Corp., 9.13%, 08/15/19	5,287,500
20,000,000	Mentor Graphics Corp., Cnv., 6.25%, 03/01/26	20,600,000
1,750,000	MGM Mirage, Inc., 6.75%, 09/01/12	1,725,937
5,000,000	MGM Mirage, Inc., 6.75%, 04/01/13	4,862,500
1,100,000	MGM Mirage, Inc., 9.00%, 03/15/20(e)	1,203,125
2,000,000	MGM Resorts International, 10.38%, 05/15/14(e)	2,250,000
2,000,000	MGM Resorts International, 11.38%, 03/01/18	2,075,000
3,750,000	Michaels Stores, Inc., 11.38%, 11/01/16	4,134,375
500,000	Michaels Stores, Inc., 7.75%, 11/01/18(e)	495,000
400,000	Michaels Stores, Inc., STEP, 2.40%, 11/01/16(i)	391,500
17,000,000	Micron Technology, Inc., Cnv., 1.88%, 06/01/14	16,277,500
1,000,000	Mirant Americas Generation LLC, 8.50%, 10/01/21	980,000
3,000,000	Mirant North America LLC, 7.38%, 12/31/13	3,078,750
5,000,000	MPT Operating Partnership LP, REIT, Cnv., 9.25%, 04/01/13(e)	5,669,500
1,500,000	Multiplan, Inc., 9.88%, 09/01/18(e)	1,605,000
1,450,000	Nalco Co., 8.88%, 11/15/13	1,479,000
1,800,000	NBTY, Inc., 9.00%, 10/01/18(e)	1,912,500
6,935,000	Nektar Therapeutics, Cnv., 3.25%, 09/28/12	7,099,706
4,000,000	Newpark Resources, Inc., Cnv., 4.00%, 10/01/17	3,695,000
1,300,000	Nextel Communications, Inc., 7.38%, 08/01/15	1,304,875
500,000	Nielsen Finance LLC/Nielsen Finance Co., 11.63%, 02/01/14	575,000
2,825,000	Nielsen Finance LLC/Nielsen Finance Co., 10.00%, 08/01/14	2,969,781

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount		Value

UNITED STATES (continued)
$1,000,000	Nielsen Finance LLC/Nielsen Finance Co., 7.75%, 10/15/18(e)	$1,036,250
3,950,000	Nielsen Finance LLC/Nielsen Finance Co., STEP, 9.00%, 08/01/16(i)	4,024,063
39,600,000	NII Holdings, Inc., Cnv., 3.13%, 06/15/12	38,610,000
2,000,000	NRG Energy, Inc., 7.38%, 02/01/16	2,082,500
4,000,000	NRG Energy, Inc., 7.38%, 01/15/17	4,170,000
2,200,000	NRG Energy, Inc., 8.25%, 09/01/20(e)	2,332,000
3,000,000	Nuveen Investments, Inc.., 10.50%, 11/15/15	3,135,000
250,000	Oshkosh Corp., 8.25%, 03/01/17	273,125
1,100,000	Oshkosh Corp., 8.50%, 03/01/20	1,218,250
2,500,000	Otter Tail Corp., 9.00%, 12/15/16	2,696,875
500,000	Owens Corning, Inc., 9.00%, 06/15/19	606,116
2,000,000	Owens-Brockway Glass Container, Inc., 7.38%, 05/15/16	2,180,000
1,000,000	PAETEC Holding Corp., 9.50%, 07/15/15	1,057,500
1,500,000	PAETEC Holding Corp., 8.88%, 06/30/17	1,616,250
4,300,000	Pantry, Inc. (The), 7.75%, 02/15/14	4,348,375
17,353,000	Pantry, Inc. (The), Cnv., 3.00%, 11/15/12	16,528,733
7,000,000	Parker Drilling Co., Cnv., 2.13%, 07/15/12	6,588,750
13,630,000	Patriot Coal Corp., Cnv., 3.25%, 05/31/13	12,641,825
1,000,000	Penn National Gaming, Inc., 6.75%, 03/01/15	1,020,000
1,000,000	Penn National Gaming, Inc., 8.75%, 08/15/19	1,107,500
6,400,000	Penn Virginia Corp., Cnv., 4.50%, 11/15/12	6,272,000
3,000,000	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., 8.25%, 04/15/18	3,157,500
5,000,000	Penske Auto Group, Inc., 7.75%, 12/15/16	5,050,000
1,500,000	Penske Auto Group, Inc., Cnv., 3.50%, 04/01/26	1,515,000
2,895,000	Penson Worldwide, Inc., Cnv., 8.00%, 06/01/14(e)	2,619,975

Principal Amount		Value

UNITED STATES (continued)
$250,000	Petrohawk Energy Corp., 7.25%, 08/15/18(e)	$259,375
925,000	Pinnacle Entertainment, Inc., 7.50%, 06/15/15	920,375
2,100,000	Pinnacle Entertainment, Inc., 8.63%, 08/01/17	2,262,750
2,075,000	Pinnacle Entertainment, Inc., 8.75%, 05/15/20	2,072,406
2,500,000	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.25%, 04/01/15	2,634,375
1,000,000	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.25%, 04/01/15(e)	1,053,750
2,400,000	Pioneer Natural Resources Co., 6.88%, 05/01/18	2,621,376
1,150,000	Plains Exploration & Production Co., 10.00%, 03/01/16	1,312,437
4,800,000	Plains Exploration & Production Co., 7.63%, 06/01/18	5,124,000
1,300,000	Plains Exploration & Production Co., 7.63%, 04/01/20	1,400,750
1,000,000	PolyOne Corp., 7.38%, 09/15/20	1,061,250
7,971,000	Powerwave Technologies, Inc., Cnv., 1.88%, 11/15/24	7,622,269
8,000,000	PREIT Associates LP, REIT, Cnv., 4.00%, 06/01/12(e)	7,660,000
6,250,000	Providence Service Corp. (The), Cnv., 6.50%, 05/15/14	6,210,937
4,000,000	Psychiatric Solutions, Inc., 7.75%, 07/15/15	4,160,000
2,100,000	QVC, Inc., 7.50%, 10/01/19(e)	2,257,500
1,900,000	QVC, Inc., 7.38%, 10/15/20(e)	2,033,000
1,000,000	Qwest Capital Funding, Inc., 6.50%, 11/15/18	1,027,500
1,000,000	Qwest Communications International, Inc., 7.50%, 02/15/14	1,020,000
1,000,000	Qwest Communications International, Inc., 8.00%, 10/01/15	1,087,500
5,000,000	Qwest Communications International, Inc., Series B, 7.50%, 02/15/14	5,100,000
1,000,000	Range Resources Corp., 7.50%, 05/15/16	1,047,500

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount		Value

UNITED STATES (continued)
$1,000,000	Range Resources Corp., 7.50%, 10/01/17	$1,068,750
2,450,000	RBS Global, Inc. Rexnord LLC, 8.50%, 05/01/18	2,572,500
500,000	Reddy Ice Corp., 11.25%, 03/15/15	521,250
250,000	Revlon Consumer Products Corp, 9.75%, 11/15/15	260,625
2,500,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.75%, 10/15/16(e)	2,650,000
2,500,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 8.50%, 05/15/18(e)	2,556,250
2,500,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 7.13%, 04/15/19(e)	2,606,250
500,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, 9.00%, 04/15/19(e)	519,375
11,050,000	RITE AID Corp., Cnv., 8.50%, 05/15/15	10,387,000
1,500,000	Rock-Tenn Co., 9.25%, 03/15/16	1,642,500
4,000,000	RRI Energy, Inc., 7.63%, 06/15/14	4,030,000
1,200,000	RSC Equipment Rental, Inc., 9.50%, 12/01/14	1,252,500
1,500,000	RSC Equipment Rental, Inc., 10.00%, 07/15/17(e)	1,676,250
49,000,000	SanDisk Corp., Cnv., 1.00%, 05/15/13	45,998,750
250,000	Sanmina-SCI Corp., 6.75%, 03/01/13	252,187
5,250,000	Sanmina-SCI Corp., 8.13%, 03/01/16	5,394,375
3,650,000	SBA Communications Corp., Cnv., 1.88%, 05/01/13(e)	4,037,813
5,250,000	School Specialty, Inc., Cnv., 3.75%, 11/30/26	5,171,250
650,000	Scientific Games Corp., 7.88%, 06/15/16(e)	669,500
1,000,000	Scientific Games International, Inc., 9.25%, 06/15/19	1,091,250

Principal Amount		Value

UNITED STATES (continued)
$500,000	SEACOR Holdings, Inc., 7.38%, 10/01/19	$534,079
3,500,000	Sealy Mattress Co., 8.25%, 06/15/14	3,543,750
1,800,000	Sealy Mattress Co., 10.88%, 04/15/16(e)	2,058,750
2,050,000	Service Corp. International, 7.38%, 10/01/14	2,239,625
1,250,000	Service Corp. International, 7.63%, 10/01/18	1,359,375
3,350,000	ServiceMaster Co. (The), 10.75%, 07/15/15(e)(j)	3,592,875
250,000	Sirius XM Radio, Inc., 8.75%, 04/01/15(e)	269,687
3,500,000	Sirius XM Radio, Inc., Cnv., 3.25%, 10/15/11	3,456,250
2,500,000	Solutia, Inc., 8.75%, 11/01/17	2,800,000
1,100,000	Spartan Stores, Inc., Cnv., 3.38%, 05/15/27	1,024,375
1,000,000	Spectrum Brands Holdings, Inc., 9.50%, 06/15/18(e)	1,110,625
1,000,000	Speedway Motorsports, Inc., 6.75%, 06/01/13	1,012,500
2,750,000	Speedway Motorsports, Inc., 8.75%, 06/01/16	2,997,500
6,050,000	Sprint Nextel Corp., 6.00%, 12/01/16	6,050,000
3,650,000	Sprint Nextel Corp., 8.38%, 08/15/17	4,024,125
1,525,000	Stater Brothers Holdings, 8.13%, 06/15/12	1,526,906
825,000	Stater Brothers Holdings, 7.75%, 04/15/15	855,937
3,600,000	Steel Dynamics, Inc., 6.75%, 04/01/15	3,730,500
1,000,000	Steel Dynamics, Inc., 7.75%, 04/15/16(e)	1,067,500
20,000,000	Stewart Enterprises, Inc., Cnv., 3.13%, 07/15/14	18,900,000
10,400,000	SunGard Data Systems, Inc., 9.13%, 08/15/13	10,647,000
1,250,000	SunGard Data Systems, Inc., 10.63%, 05/15/15	1,396,875
2,000,000	SunGard Data Systems, Inc., 10.25%, 08/15/15	2,107,500
3,000,000	SuperValu, Inc., 8.00%, 05/01/16	3,048,750
5,000,000	TeleCommunication Systems, Inc., Cnv., 4.50%, 11/01/14(e)	4,775,000
2,250,000	Tenet Healthcare Corp., 8.00%, 08/01/20(e)	2,286,563

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount		Value

UNITED STATES (continued)
$2,200,000	Tenneco, Inc., 8.63%, 11/15/14	$2,277,000
300,000	Tenneco, Inc., 8.13%, 11/15/15	318,000
500,000	Terex Corp., 7.38%, 01/15/14	508,750
1,000,000	Terex Corp., 10.88%, 06/01/16	1,140,000
3,250,000	Terex Corp., 8.00%, 11/15/17	3,241,875
3,500,000	Texas Industries, Inc., 9.25%, 08/15/20(e)	3,683,750
16,391,000	THQ, Inc., Cnv., 5.00%, 08/15/14	15,059,231
350,000	Time Warner Telecom, Inc., Cnv., 2.38%, 04/01/26	407,750
1,500,000	Toys R US Property Co. II LLC, 8.50%, 12/01/17(e)	1,623,750
6,000,000	Toys R US, Inc., 7.38%, 10/15/18	5,820,000
2,000,000	Trans Union LLC/TransUnion Financing Corp., 11.38%, 06/15/18(e)	2,305,000
650,000	TransDigm, Inc., 7.75%, 07/15/14	667,875
1,875,000	TransDigm, Inc., 7.75%, 07/15/14	1,926,563
1,900,000	Treehouse Foods, Inc., 7.75%, 03/01/18	2,082,875
19,203,000	Trinity Industries, Inc., Cnv., 3.88%, 06/01/36	17,882,794
4,500,000	TRW Automotive, Inc., 7.25%, 03/15/17(e)	4,792,500
1,500,000	TW Telecom Holdings, Inc., 8.00%, 03/01/18	1,620,000
2,000,000	UAL Corp., Cnv., 4.50%, 06/30/21	2,143,200
4,250,000	United Rentals North America, Inc., 7.75%, 11/15/13	4,297,813
750,000	United Rentals North America, Inc., 10.88%, 06/15/16	855,000
750,000	United Rentals North America, Inc., 9.25%, 12/15/19	832,500
4,000,000	United Rentals North America, Inc., 8.38%, 09/15/20	4,060,000
2,000,000	United States Steel Corp., 7.38%, 04/01/20	2,087,500
450,000	USG Corp., 6.30%, 11/15/16	402,750

Principal Amount		Value

UNITED STATES (continued)
$1,300,000	USG Corp., 9.50%, 01/15/18	$1,280,500
1,119,000	Valassis Communications, Inc., 8.25%, 03/01/15	1,176,349
2,000,000	Valeant Pharmaceuticals International, 7.00%, 10/01/20(e)	2,100,000
8,200,000	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.00%, 02/01/18	8,640,750
22,000,000	VeriFone Holdings, Inc., Cnv., 1.38%, 06/15/12	22,247,500
4,800,000	West Corp., 9.50%, 10/15/14	5,028,000
1,450,000	West Corp., 11.00%, 10/15/16	1,566,000
1,000,000	Weyerhaeuser Co., 7.38%, 10/01/19	1,106,916
2,500,000	Windstream Corp., 8.63%, 08/01/16	2,656,250
2,500,000	Windstream Corp., 7.88%, 11/01/17	2,731,250
1,000,000	Windstream Corp., 8.13%, 09/01/18(e)	1,077,500
3,250,000	Windstream Corp., 7.00%, 03/15/19	3,286,563
4,000,000	World Acceptance Corp., Cnv., 3.00%, 10/01/11	3,985,000
12,150,000	Wright Medical Group, Inc., Cnv., 2.63%, 12/01/14	10,980,563
3,000,000	Wyndham Worldwide Corp., 6.00%, 12/01/16	3,203,640
2,500,000	XM Satellite Radio, Inc., 7.63%, 11/01/18(e)	2,568,750
800,000	XM Satellite Radio, Inc., Cnv., 7.00%, 12/01/14(e)	946,000
3,140,000	Yankee Acquisition Corp., 8.50%, 02/15/15	3,261,675

		1,722,911,164

VENEZUELA — 0.2%
2,040,000	Corp. Andina de Fomento, 8.13%, 06/04/19	2,533,090
4,200,000	Petroleos de Venezuela SA, 11.35%, 07/10/11(i)	3,937,500

		6,470,590

Total Corporate Bonds (Cost $1,938,561,442)		2,106,261,690

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount			Value

GOVERNMENT BONDS — 10.5%
ARGENTINA — 0.1%
$21,758,000		Republic of Argentina, 0.17%, 08/03/12(d)	$5,102,251

AUSTRALIA — 0.7%
710,000	(f)	New South Wales Treasury Corp., 6.00%, 05/01/12	705,056
3,340,000	(f)	New South Wales Treasury Corp., 5.50%, 03/01/17	3,271,461
14,630,000	(f)	Queensland Treasury Corp., 6.00%, 06/14/11	14,440,690
685,000	(f)	Queensland Treasury Corp., 6.00%, 08/14/13	686,005
1,370,000	(f)	Queensland Treasury Corp., 6.00%, 09/14/17	1,380,771
420,000	(k)	Queensland Treasury Corp., 7.13%, 09/18/17(e)	347,089
9,355,000	(f)	Western Australia Treasury Corp., 5.50%, 07/17/12	9,221,897

			30,052,969

BRAZIL — 0.7%
9,490,000	(f)	Brazil Notas do Tesouro Nacional, Series B, 6.00%, 05/15/15	11,121,585
2,400,000	(f)	Brazil Notas do Tesouro Nacional, Series B, 6.00%, 05/15/45	2,872,628
19,570,000	(f)	Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/12	11,699,138
3,900,000	(f)	Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/17	2,176,814

			27,870,165

EGYPT — 0.5%
2,175,000	(f)	Egypt Treasury Bills, 10.26%, 11/02/10(i)	376,549
1,850,000	(f)	Egypt Treasury Bills, 10.17%, 11/23/10(i)	318,598
3,275,000	(f)	Egypt Treasury Bills, 10.22%, 11/30/10(i)	563,001
3,425,000	(f)	Egypt Treasury Bills, 10.20%, 12/07/10(i)	587,744
1,275,000	(f)	Egypt Treasury Bills, 10.27%, 12/21/10(i)	218,005
15,050,000	(f)	Egypt Treasury Bills, 10.13%, 01/04/11(i)	2,563,927
10,725,000	(f)	Egypt Treasury Bills, 10.55%, 02/08/11(i)	1,810,254

Principal Amount			Value

EGYPT (continued)
$325,000	(f)	Egypt Treasury Bills, 10.19%, 03/08/11(i)	$54,444
3,375,000	(f)	Egypt Treasury Bills, 9.77%, 03/22/11(i)	563,220
25,800,000	(f)	Egypt Treasury Bills, 9.99%, 03/29/11(i)	4,297,237
10,800,000	(f)	Egypt Treasury Bills, 9.79%, 04/05/11(i)	1,795,365
7,150,000	(f)	Egypt Treasury Bills, 10.02%, 04/12/11(i)	1,186,295
15,400,000	(f)	Egypt Treasury Bills, 9.85%, 05/03/11(i)	2,540,137
16,375,000	(f)	Egypt Treasury Bills, 9.96%, 05/31/11(i)	2,679,491
4,325,000	(f)	Egypt Treasury Bills, 10.02%, 06/07/11(i)	706,290
1,050,000	(f)	Egypt Treasury Bills, 10.20%, 07/12/11(i)	169,726
950,000	(f)	Egypt Treasury Bills, 10.00%, 08/09/11(i)	152,306
7,400,000	(f)	Egypt Treasury Bills, 10.17%, 09/20/11(i)	1,172,505

			21,755,094

HUNGARY — 0.2%
1,575,000	(f)	Hungary Government International Bond, 3.88%, 02/24/20	1,992,068
520,000	(f)	Republic of Hungary, 4.38%, 07/04/17	677,602
1,705,000	(f)	Republic of Hungary, 5.75%, 06/11/18	2,426,426
2,920,000		Republic of Hungary, 6.25%, 01/29/20	3,211,203

			8,307,299

INDONESIA — 1.5%
4,415,000		Indonesia Government International Bond, 11.63%, 03/04/19(e)	6,843,250
1,631,000		Indonesia Government International Bond, 8.50%, 10/12/35(e)	2,360,873
260,000		Indonesia Government International Bond, 6.63%, 02/17/37(e)	316,238
1,360,000		Indonesia Government International Bond, 7.75%, 01/17/38(e)	1,829,200
120,000,000,000	(f)	Indonesia Treasury Bond, 11.00%, 12/15/12(l)	14,757,764
23,560,000,000	(f)	Indonesia Treasury Bond, 9.00%, 09/15/13	2,825,268
3,590,000,000	(f)	Indonesia Treasury Bond, 9.00%, 09/15/18	444,185

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount			Value

INDONESIA (continued)
$33,800,000,000	(f)	Indonesia Treasury Bond, 12.80%, 06/15/21	$5,185,512
33,160,000,000	(f)	Indonesia Treasury Bond, 12.90%, 06/15/22	5,156,220
1,590,000,000	(f)	Indonesia Treasury Bond, 10.25%, 07/15/22	211,538
137,380,000,000	(f)	Indonesia Treasury Bond, 9.50%, 07/15/23	17,394,483
25,525,000,000	(f)	Indonesia Treasury Bond, 10.00%, 02/15/28	3,308,805

			60,633,336

ISRAEL — 0.4%
14,130,000	(f)	Israel Government Bond - Shahar, 7.00%, 04/29/11	4,111,711
6,900,000	(f)	Israel Treasury Bill - Makam, 1.90%, 12/01/10(i)	1,894,534
1,495,000	(f)	Israel Treasury Bill - Makam, 1.98%, 01/05/11(i)	409,701
1,935,000	(f)	Israel Treasury Bill - Makam, 2.04%, 02/02/11(i)	529,377
955,000	(f)	Israel Treasury Bill - Makam, 2.10%, 03/02/11(i)	260,849
6,915,000	(f)	Israel Treasury Bill - Makam, 2.17%, 04/06/11(i)	1,884,197
1,840,000	(f)	Israel Treasury Bill - Makam, 2.13%, 06/01/11(i)	499,186
10,893,600	(f)	Israel Treasury Bill - Makam, 2.14%, 07/06/11(i)	2,950,007
3,062,000	(f)	Israel Treasury Bill - Makam, 2.22%, 08/03/11(i)	827,965
690,000	(f)	Israel Treasury Bill - Makam, 2.20%, 09/07/11(i)	186,115
6,910,000	(f)	Israel Treasury Bill - Makam, 2.28%, 10/05/11(i)	1,856,225

			15,409,867

LITHUANIA — 0.2%
3,580,000		Republic of Lithuania, 6.75%, 01/15/15(e)	3,991,743
2,890,000		Republic of Lithuania, 7.38%, 02/11/20(e)	3,381,369

			7,373,112

MALAYSIA — 1.0%
2,865,000	(f)	Bank Negara Malaysia Monetary Notes, 2.42%, 11/02/10(i)	920,704
1,825,000	(f)	Bank Negara Malaysia Monetary Notes, 2.38%, 11/09/10(i)	586,182
13,540,000	(f)	Bank Negara Malaysia Monetary Notes, 2.60%, 11/16/10(i)	4,346,595

Principal Amount			Value

MALAYSIA (continued)
$6,255,000	(f)	Bank Negara Malaysia Monetary Notes, 2.41%, 01/06/11(i)	$2,000,092
61,650,000	(f)	Bank Negara Malaysia Monetary Notes, 2.78%, 03/15/11(i)	19,605,948
2,350,000	(f)	Bank Negara Malaysia Monetary Notes, 2.83%, 09/29/11(i)	735,173
8,785,000	(f)	Malaysia Government Bond, 3.76%, 04/28/11	2,836,611
11,500,000	(f)	Malaysia Government Bond, 3.83%, 09/28/11	3,726,495
13,820,000	(f)	Malaysia Government Bond, 3.81%, 02/15/17	4,490,556
10,300,000	(f)	Malaysia Treasury Bill, 2.73%, 12/31/10(i)	3,296,166

			42,544,522

MEXICO — 0.8%
5,800,000	(f)	Mexican Bonos, 9.00%, 12/20/12	510,107
2,550,000	(f)	Mexican Bonos, 9.00%, 06/20/13	227,038
24,000,000	(f)	Mexican Bonos, 8.00%, 12/19/13	2,107,094
20,000,000	(f)	Mexican Bonos, 8.00%, 12/17/15	1,799,482
36,000,000	(f)	Mexican Bonos, 7.25%, 12/15/16	3,161,224
23,900,000	(f)	Mexican Bonos, 7.75%, 12/14/17	2,160,058
137,500,000	(f)	Mexican Bonos, 10.00%, 12/05/24	14,965,986
50,940,000	(f)	Mexican Bonos, 10.00%, 11/20/36	5,605,545

			30,536,534

NORWAY — 0.5%
112,600,000	(f)	Norway Government Bond, 6.00%, 05/16/11	19,605,005

POLAND — 0.7%
4,520,000	(f)	Poland Government Bond, 4.75%, 04/25/12	1,588,772
6,975,000	(f)	Poland Government Bond, 5.75%, 04/25/14	2,500,592
26,560,000	(f)	Poland Government Bond, 6.25%, 10/24/15	9,710,043
24,800,000	(f)	Poland Government Bond, 5.75%, 09/23/22	8,722,448
5,400,000		Poland Government International Bond, 6.38%, 07/15/19	6,525,684

			29,047,539

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount			Value

QATAR — 0.1%
$2,100,000		Qatar Government International Bond, 6.55%, 04/09/19(e)	$2,512,125

RUSSIA — 0.3%
10,261,175		Russian Foreign Bond, STEP, 7.50%, 03/31/30(e)	12,262,104

SOUTH AFRICA — 0.1%
1,690,000		South Africa Government International Bond, 5.50%, 03/09/20	1,913,925
1,795,000		South Africa Government International Bond, 5.88%, 05/30/22	2,082,200

			3,996,125

SOUTH KOREA — 1.8%
400,000		Export-Import Bank of Korea, 8.13%, 01/21/14	470,297
105,000		Export-Import Bank of Korea, 5.25%, 02/10/14(e)	112,565
105,000		Export-Import Bank of Korea, 5.13%, 03/16/15	114,465
105,000	(m)	Export-Import Bank of Korea, 4.63%, 02/20/17	151,353
1,800,000,000	(f)	KDICB Redemption Fund Bond, 5.57%, 09/14/12	1,644,783
1,385,000		Korea Development Bank, 8.00%, 01/23/14	1,630,551
4,711,390,000	(f)	Korea Treasury Bond, 5.50%, 06/10/11	4,257,493
34,923,170,000	(f)	Korea Treasury Bond, 4.75%, 12/10/11	31,662,288
17,942,480,000	(f)	Korea Treasury Bond, 4.00%, 06/10/12	16,177,986
4,250,000,000	(f)	Korea Treasury Bond, 5.25%, 09/10/12	3,918,238
7,399,000,000	(f)	Korea Treasury Bond, 4.25%, 12/10/12	6,712,907
460,440,000	(f)	Korea Treasury Bond, 5.25%, 03/10/13	427,680
4,790,000		Republic of Korea, 7.13%, 04/16/19	6,043,303
250,000		Republic of Korea, 5.63%, 11/03/25	288,323

			73,612,232

SRI LANKA — 0.2%
13,950,000	(f)	Sri Lanka Government Bonds, Series A, 12.00%, 07/15/11	128,880
264,000,000	(f)	Sri Lanka Government Bonds, Series A, 11.00%, 08/01/15	2,526,030

Principal Amount			Value

SRI LANKA (continued)
$385,000,000	(f)	Sri Lanka Government Bonds, Series B, 11.00%, 09/01/15	$3,689,655

			6,344,565

SWEDEN — 0.4%
108,680,000	(f)	Sweden Government Bond, 5.25%, 03/15/11	16,511,114

UNITED ARAB EMIRATES — 0.1%
2,060,000		Emirate of Abu Dhabi, 6.75%, 04/08/19(e)	2,484,224

VENEZUELA — 0.1%
715,000		Venezuela Government International Bond, 1.29%, 04/20/11(d)	697,304
2,080,000		Venezuela Government International Bond, 10.75%, 09/19/13	2,007,200

			2,704,504

VIETNAM — 0.1%
1,625,000		Socialist Republic of Vietnam, 6.88%, 01/15/16(e)	1,842,344
2,490,000		Socialist Republic of Vietnam, 6.75%, 01/29/20(e)	2,826,150

			4,668,494

Total Government Bonds (Cost $367,622,184)			423,333,180

ASSET-BACKED SECURITIES — 0.5%
UNITED STATES — 0.5%
5,974,343		Bear Stearns Asset-Backed Securities Trust, Series 2005-AC8, Class A1, 0.59%, 11/25/35(d)	2,824,780
6,301,502		Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 22A1, 0.61%, 03/25/36(d)	2,833,672
6,301,502		Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 22A3, 0.61%, 03/25/36(d)	2,693,955
5,917,633		CSAB Mortgage Backed Trust, Series 2006-2, Class A2, 0.43%, 09/25/36(d)	2,645,281
5,716,568		CSAB Mortgage Backed Trust, Series 2006-3, Class A2, 0.42%, 11/25/36(d)	2,294,995
6,000,000		GSAA Trust, Series 2005-11, Class 3A5, 0.63%, 10/25/35(d)	2,966,084
1,550,524		GSAA Trust, Series 2006-7, Class AF2, 5.99%, 03/25/46(d)	1,250,386

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Principal Amount		Value

UNITED STATES (continued)
$2,145,000	Morgan Stanley ABS Capital I, Series 2006-HE4, Class A4, 0.50%, 06/25/36(d)	$769,775
5,000,000	Renaissance Home Equity Loan Trust, Series 2007-3, Class AF3, STEP, 7.24%, 09/25/37	2,775,365

Total Asset-Backed Securities (Cost $21,421,705)		21,054,293

NON-AGENCY MORTGAGE-BACKED SECURITIES — 10.7%

COLLATERALIZED MORTGAGE OBLIGATIONS — 10.1%
2,646,305	Adjustable Rate Mortgage Trust, Series 2005-10, Class 3A2, 5.33%, 01/25/36(d)	2,564,283
2,163,847	Adjustable Rate Mortgage Trust, Series 2005-3, Class 2A1, 3.06%, 07/25/35(d)	1,960,974
3,000,000	Adjustable Rate Mortgage Trust, Series 2005-7, Class 2A21, 2.86%, 10/25/35(d)	2,065,024
1,518,248	Adjustable Rate Mortgage Trust, Series 2006-1, Class 3A3, 5.71%, 03/25/36(d)	1,036,792
8,305,796	American Home Mortgage Assets, Series 2005-1, Class 2A21, 3.14%, 11/25/35(d)	5,698,308
3,897,341	American Home Mortgage Assets, Series 2005-1, Class 3A11, 0.53%, 11/25/35(d)	2,399,323
5,201,163	American Home Mortgage Investment Trust, Series 2005-4, Class 5A, 5.35%, 11/25/45(d)	3,819,074
2,583,181	American Home Mortgage Investment Trust, Series 2006-1, Class 2A3, 5.10%, 12/25/35(d)	1,781,071
3,612,811	Banc of America Funding Corp., Series 2004-C, Class 4A1, 0.59%, 12/20/34(d)	2,284,073
2,530,345	Banc of America Funding Corp., Series 2005-F, Class 6A1, 5.25%, 09/20/35(d)	2,180,640
10,362,564	Banc of America Funding Corp., Series 2005-H, Class 2A1, 3.24%, 11/20/35(d)	8,266,286
3,417,630	Banc of America Funding Corp., Series 2006-A, Class 3A2, 5.52%, 02/20/36(d)	1,819,743
3,966,208	Banc of America Funding Corp., Series 2006-E, Class 2A1, 5.65%, 06/20/36(d)	2,859,876

Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$2,386,071	Banc of America Funding Corp., Series 2006-F, Class 1A1, 5.07%, 07/20/36(d)	$2,023,556
2,686,722	Banc of America Funding Corp., Series 2007-7, Class 1A1, 6.00%, 08/25/37	2,274,517
5,786,311	Banc of America Funding Corp., Series 2007-A, Class 2A1, 0.42%, 02/20/47(d)	4,118,868
817,472	Banc of America Mortgage Securities, Inc., Series 2005-I, Class 2A3, 3.23%, 10/25/35(d)	788,319
3,425,000	Banc of America Mortgage Securities, Inc., Series 2005-I, Class 2A5, 3.23%, 10/25/35(d)	2,888,615
688,369	Banc of America Mortgage Securities, Inc., Series 2005-J, Class 2A3, 3.93%, 11/25/35(d)	664,588
4,228,331	Banc of America Mortgage Securities, Inc., Series 2005-K, Class 2A1, 4.91%, 12/25/35(d)	3,455,732
4,433,896	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-6, Class 5A1, 5.33%, 08/25/35(d)	3,652,091
5,494,263	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, 4.63%, 02/25/36(d)	4,894,376
2,637,294	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1, 5.35%, 05/25/47(d)	1,970,131
2,749,692	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-4, Class 22A1, 5.89%, 06/25/47(d)	2,204,441
8,321,491	Bear Stearns Alt-A Trust, Series 2005-9, Class 26A1, 5.48%, 11/25/35(d)	5,938,357
3,576,276	Bear Stearns Alt-A Trust, Series 2006-4, Class 13A1, 0.42%, 08/25/36(d)	1,427,779
5,886,925	Bear Stearns Alt-A Trust, Series 2007-1, Class 21A1, 5.28%, 01/25/47(d)	3,651,176
1,248,354	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A1, 3.03%, 05/25/35(d)	1,098,446
3,139,519	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Class 1A1A, 5.89%, 06/25/36(d)	2,583,080

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$2,108,421	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Class 1A2A, 5.77%, 06/25/36(d)	$1,873,906
5,167,518	Citigroup Mortgage Loan Trust, Inc., Series 2007-9, Class 1A1, 5.75%, 04/25/47(e)	3,961,660
6,645,835	Citigroup Mortgage Loan Trust, Inc., Series 2007-9, Class 1A3, 5.75%, 04/25/47(e)	4,669,944
3,113,018	Citimortgage Alternative Loan Trust, Series 2006-A7, Class 1A1, 6.00%, 12/25/36(d)	2,317,944
1,375,812	Citimortgage Alternative Loan Trust, Series 2007-A3, Class 1A7, 5.75%, 03/25/37	1,028,482
1,616,037	Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1A1, 6.00%, 02/25/35	1,417,537
2,787,903	Countrywide Alternative Loan Trust, Series 2005-20CB, Class 3A3, 5.50%, 07/25/35	2,744,398
3,957,154	Countrywide Alternative Loan Trust, Series 2005-31, Class 2A1, 0.56%, 08/25/35(d)	2,317,479
6,529,647	Countrywide Alternative Loan Trust, Series 2005-36, Class 2A1A, 0.57%, 08/25/35(d)	3,230,642
985,196	Countrywide Alternative Loan Trust, Series 2005-47CB, Class A7, 5.50%, 10/25/35	837,597
2,581,893	Countrywide Alternative Loan Trust, Series 2005-50CB, Class 1A1, 5.50%, 11/25/35	2,053,244
4,369,624	Countrywide Alternative Loan Trust, Series 2005-J14, Class A3, 5.50%, 12/25/35	3,536,543
12,011,266	Countrywide Alternative Loan Trust, Series 2006-12CB, Class A10, 0.61%, 05/25/36(d)	5,339,594
5,100,465	Countrywide Alternative Loan Trust, Series 2006-24CB, Class A13, 0.61%, 06/25/36(d)	3,109,079
5,100,465	Countrywide Alternative Loan Trust, Series 2006-24CB, Class A14, 6.89%, 06/25/36(d)	891,324
5,455,000	Countrywide Alternative Loan Trust, Series 2006-24CB, Class A15, 5.75%, 06/25/36	3,664,075
2,759,440	Countrywide Alternative Loan Trust, Series 2006-25CB, Class A2, 6.00%, 10/25/36	2,173,506
5,650,054	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A4, 0.66%, 03/25/36(d)	2,828,772

Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$6,494,739	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 1A10, 6.00%, 01/25/37	$4,687,458
4,000,000	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 1A4, 5.75%, 01/25/37	2,756,575
7,435,000	Countrywide Alternative Loan Trust, Series 2006-43CB, Class 1A12, 5.75%, 02/25/37	5,077,043
1,432,971	Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1A10, 5.50%, 05/25/36	1,189,215
2,690,383	Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1A2, 0.66%, 05/25/36(d)	1,571,585
6,317,552	Countrywide Alternative Loan Trust, Series 2006-HY12, Class A4, 0.64%, 08/25/36(d)	5,213,499
1,694,768	Countrywide Alternative Loan Trust, Series 2006-OA19, Class A1, 0.44%, 02/20/47(d)	816,018
2,619,711	Countrywide Alternative Loan Trust, Series 2006-OA21, Class A1, 0.45%, 03/20/47(d)	1,335,318
4,050,000	Countrywide Alternative Loan Trust, Series 2006-OC10, Class 2A2A, 0.44%, 11/25/36(d)	2,195,190
2,245,000	Countrywide Alternative Loan Trust, Series 2007-12T1, Class A5, 6.00%, 06/25/37	1,634,462
2,673,357	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-17, Class 1A6, 5.50%, 09/25/35	2,452,363
8,165,000	Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-17, Class A6, 6.00%, 12/25/36	7,130,627
2,013,729	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-15, Class A1, 5.50%, 08/25/35	1,930,338
2,478,107	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-21, Class 2A2, 5.50%, 10/25/35	2,235,421
3,489,136	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-J3, Class 2A4, 4.50%, 09/25/35	2,930,398
1,464,747	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-1, Class A2, 6.00%, 03/25/36	1,298,071

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$4,737,616	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-18, Class 2A7, 6.00%, 12/25/36	$4,115,188
2,499,070	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-J2, Class 1A1, 6.00%, 04/25/36	2,213,282
2,648,703	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-J4, Class A9, 6.25%, 09/25/36	2,464,494
993,719	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 3A1, 0.46%, 04/25/46(d)	592,213
2,712,693	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HYB1, Class 2A1, 5.26%, 03/25/37(d)	1,412,997
3,522,808	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-J3, Class A1, 0.76%, 07/25/37(d)	2,147,201
4,333,243	Credit Suisse Mortgage Capital Certificates, Series 2006-5, Class 3A3, 6.50%, 06/25/36	2,676,960
1,960,560	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 1A1, 4.50%, 10/25/21	1,754,744
1,656,489	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1, 6.00%, 10/25/21	1,312,436
1,824,917	Credit Suisse Mortgage Capital Certificates, Series 2007-1, Class 5A14, 6.00%, 02/25/37	1,578,420
3,138,103	Deutsche Alt-A Securities, Inc., Alternate Loan Trust, Series 2005-3, Class 4A4, 5.25%, 06/25/35	2,889,788
2,724,636	First Horizon Alternative Mortgage Securities, Series 2005-AA7, Class 2A1, 2.57%, 09/25/35(d)	1,877,512
3,605,309	First Horizon Alternative Mortgage Securities, Series 2006-AA6, Class 2A1, 5.43%, 11/25/36(d)	1,988,476
2,255,298	GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 2A1, 3.96%, 11/19/35(d)	1,942,715
5,275,777	GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 2A1, 5.42%, 04/19/36(d)	4,424,621

Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$5,855,000	Greenpoint Mortgage Funding Trust, Series 2007-AR1, Class 3A2, 0.42%, 02/25/37(d)	$1,852,519
1,331,736	GSR Mortgage Loan Trust, Series 2004-9, Class 3A1, 2.86%, 08/25/34(d)	1,130,711
2,586,858	GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 3.26%, 01/25/35(d)	2,344,658
1,589,072	GSR Mortgage Loan Trust, Series 2005-AR1, Class 4A1, 5.12%, 01/25/35(d)	1,571,143
3,878,438	GSR Mortgage Loan Trust, Series 2005-AR3, Class 5A1, 2.96%, 05/25/35(d)	3,140,564
4,675,618	GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A4, 2.98%, 10/25/35(d)	4,319,406
2,436,774	GSR Mortgage Loan Trust, Series 2006-4F, Class 1A1, 5.00%, 05/25/36	2,106,186
4,790,017	GSR Mortgage Loan Trust, Series 2006-9F, Class 9A1, 6.00%, 08/25/21	4,678,387
7,644,915	GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A1, 4.84%, 01/25/36(d)	6,315,303
4,962,079	GSR Mortgage Loan Trust, Series 2006-AR1, Class 3A1, 5.16%, 01/25/36(d)	4,404,655
2,929,104	GSR Mortgage Loan Trust, Series 2006-OA1, Class 2A1, 0.45%, 08/25/46(d)	2,407,662
3,316,120	Homebanc Mortgage Trust, Series 2006-1, Class 2A1, 5.95%, 04/25/37(d)	2,251,446
2,819,190	Homebanc Mortgage Trust, Series 2006-1, Class A1, 0.44%, 12/25/36(d)	2,067,838
4,131,716	Homebanc Mortgage Trust, Series 2007-1, Class 13A1, 5.96%, 04/25/47(d)	2,542,431
3,015,166	Indymac IMJA Mortgage Loan Trust, Series 2007-A1, Class A1, 6.00%, 08/25/37	2,723,710
4,495,295	Indymac Index Mortgage Loan Trust, Series 2006-AR11, Class 4A1, 4.36%, 06/25/36(d)	2,591,165
6,800,000	Indymac Index Mortgage Loan Trust, Series 2006-AR33, Class 2A21, 5.32%, 01/25/37(d)	4,720,763
1,684,628	JPMorgan Mortgage Trust, Series 2006-A3, Class 3A2, 5.72%, 05/25/36(d)	1,371,397

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$1,864,316	JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, 3.18%, 04/25/35(d)	$1,612,848
4,036,383	JPMorgan Mortgage Trust, Series 2007-S2, Class 2A3, 5.50%, 06/25/37	3,939,106
2,320,322	JPMorgan Mortgage Trust, Series 2008-R2, Class 2A, 5.50%, 12/27/35(e)	1,916,878
4,220,092	Lehman Mortgage Trust, Series 2007-10, Class 2A1, 6.50%, 01/25/38	3,510,732
4,034,918	Lehman Mortgage Trust, Series 2007-8, Class 2A2, 6.50%, 09/25/37	3,228,988
602,641	Mastr Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 3.01%, 03/25/35(d)	525,123
3,546,816	Mastr Adjustable Rate Mortgages Trust, Series 2005-6, Class 5A2, 2.56%, 07/25/35(d)	2,785,814
4,293,192	Merrill Lynch Mortgage Investors, Inc., Series 2006-AF2, Class AF1, 6.25%, 10/25/36	3,758,591
3,570,050	Morgan Stanley Mortgage Loan Trust, Series 2005-9AR, Class 1A, 0.55%, 12/25/35(d)	2,019,311
3,902,346	Morgan Stanley Mortgage Loan Trust, Series 2006-2, Class 2A1, 1.16%, 02/25/36(d)	2,610,829
3,244,373	Prime Mortgage Trust, Series 2006-DR1, Class 2A1, 5.50%, 05/25/35(e)	2,844,385
4,306,080	Prime Mortgage Trust, Series 2006-DR1, Class 2A2, 6.00%, 05/25/35(e)	3,919,454
6,662,287	Residential Accredit Loans, Inc., Series 2006-QO6, Class A2, 0.49%, 06/25/46(d)	2,736,761
4,231,131	Residential Accredit Loans, Inc., Series 2006-QS12, Class 2A4, 6.00%, 09/25/36	2,868,138
2,802,590	Residential Accredit Loans, Inc., Series 2006-QS15, Class A1, 6.50%, 10/25/36	1,936,283
869,916	Residential Accredit Loans, Inc., Series 2006-QS16, Class A7, 6.00%, 11/25/36	558,942
1,054,869	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A2, 6.00%, 06/25/36	659,076
979,587	Residential Accredit Loans, Inc., Series 2006-QS8, Class A1, 6.00%, 08/25/36	638,648

Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$3,640,397	Residential Accredit Loans, Inc., Series 2007-QS3, Class A33, 6.50%, 07/25/37	$2,306,020
3,346,330	Residential Accredit Loans, Inc., Series 2007-QS6, Class A1, 0.59%, 04/25/37(d)	1,603,989
334,633	Residential Accredit Loans, Inc., Series 2007-QS6, Class A2, 53.45%, 04/25/37(d)	590,352
4,626,089	Residential Asset Securitization Trust, Series 2006-A8, Class 2A3, 6.00%, 08/25/36	2,776,394
2,662,934	Residential Funding Mortgage Securities I, Series 2005-S8, Class A1, 5.50%, 11/25/35	2,556,523
4,085,135	Residential Funding Mortgage Securities I, Series 2005-SA5, Class 2A, 4.09%, 11/25/35(d)	3,098,698
1,602,381	Residential Funding Mortgage Securities I, Series 2006-S11, Class A2, 6.00%, 11/25/36	1,551,905
3,154,866	Residential Funding Mortgage Securities I, Series 2007-S4, Class A2, 6.00%, 04/25/37	2,742,910
2,074,320	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-11, Class 1A1, 2.66%, 05/25/35(d)	1,659,746
5,429,187	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 1A1, 0.58%, 10/25/35(d)	3,560,175
8,667,037	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-9, Class 1A1, 5.37%, 10/25/36(d)	5,212,837
3,518,074	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 2A1, 5.58%, 04/25/47(d)	2,599,077
6,072,478	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-4, Class 1A2, 0.48%, 05/25/37(d)	3,345,979
1,070,653	Structured Asset Securities Corp., Series 2005-5, Class 2A4, 5.50%, 04/25/35	1,056,517
2,315,886	Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-2, Class 4A1, 5.61%, 04/25/37(d)	1,808,156
2,137,904	Wamu Mortgage Pass-Through Certificates, Series 2005-AR16, Class 1A1, 4.97%, 12/25/35(d)	2,070,026

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$3,350,197	Wamu Mortgage Pass-Through Certificates, Series 2005-AR18, Class 1A1, 5.11%, 01/25/36(d)	$3,153,396
776,363	WaMu Mortgage Pass-Through Certificates, Series 2005-AR19, Class A1A2, 0.55%, 12/25/45(d)	567,870
1,305,105	WaMu Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A1, 5.87%, 09/25/36(d)	1,009,878
1,117,881	WaMu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A1, 5.50%, 11/25/36(d)	952,509
615,733	WaMu Mortgage Pass-Through Certificates, Series 2006-AR18, Class 1A1, 5.16%, 01/25/37(d)	466,586
2,501,045	Wamu Mortgage Pass-Through Certificates, Series 2006-AR8, Class 1A1, 5.74%, 08/25/46(d)	2,224,309
5,112,887	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-10, Class 2A6, 5.50%, 11/25/35	3,900,303
10,540,588	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-2, Class 4CB, 6.00%, 03/25/36	8,322,708
7,294,034	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-5, Class 3A3, STEP, 6.22%, 07/25/36	3,782,266
6,141,764	Wells Fargo Alternative Loan Trust, Series 2007-PA2, Class 1A1, 6.00%, 06/25/37	5,022,928
1,499,719	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 2A1, 5.43%, 07/25/36(d)	1,040,430
3,002,769	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 3A1, 2.86%, 07/25/36(d)	2,498,444
3,574,125	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A3, 5.43%, 07/25/36(d)	2,877,341
2,671,923	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12, Class 2A1, 5.96%, 09/25/36(d)	2,414,074

Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$3,508,919	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR19, Class A1, 5.48%, 12/25/36(d)	$3,341,005
1,195,758	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR2, Class 2A5, 4.34%, 03/25/36(d)	1,029,099
9,364,058	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR5, Class 2A1, 5.45%, 04/25/36(d)	7,780,715
2,993,162	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR7, Class 2A4, 5.51%, 05/25/36(d)	2,258,618
2,213,777	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A3, 2.91%, 04/25/36(d)	2,041,827
2,905,235	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4, Class A4, 6.00%, 04/27/37	2,718,749
3,573,568	Wells Fargo Mortgage Backed Securities Trust, Series 2007-6, Class A6, 6.00%, 05/25/37	3,338,362
2,349,214	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8, Class 1A16, 6.00%, 07/25/37	2,226,523
959,730	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8, Class 1A22, 6.00%, 07/25/37	909,807
2,274,365	Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR8, Class A1, 6.16%, 11/25/37(d)	1,850,020

		407,086,815

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.6%
3,000,000	Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4, 5.74%, 02/10/51(d)	3,201,684
3,000,000	Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class A4, 5.81%, 12/10/49(d)	3,266,297
3,000,000	GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4, 5.54%, 12/10/49	3,047,479
3,000,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.44%, 03/10/39	3,169,116

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Principal Amount		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
$3,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.70%, 09/12/49	$3,161,519
3,000,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, 5.74%, 06/15/49(d)	3,125,604
3,000,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 5.90%, 02/15/51(d)	3,160,029

		22,131,728

Total Non-Agency Mortgage-Backed Securities (Cost $410,017,140)		429,218,543

U.S. GOVERNMENT AGENCIES — 5.9%

Federal Home Loan Bank — 5.9%
14,750,000	0.10%, 11/01/10(n)	14,750,000
221,000,000	0.10%, 11/01/10(n)	221,000,000

		235,750,000

Total U.S. Government Agencies (Cost $235,750,000)		235,750,000

MUNICIPAL BONDS — 0.2%

California — 0.2%
1,130,000	City of Tulare Build America Revenue Bonds, OID, (AGM) 8.75%, 11/15/44	1,214,931
420,000	State of California Build America Bonds GO 6.65%, 03/01/22	461,437
295,000	State of California Build America Bonds GO 7.95%, 03/01/36	309,299
120,000	State of California Build America Bonds GO 7.30%, 10/01/39	122,699
1,695,000	State of California Build America Bonds GO 7.63%, 03/01/40	1,789,547
370,000	State of California Various Purpose GO 6.20%, 03/01/19	400,588
625,000	State of California Various Purpose GO, OID 5.25%, 03/01/30	659,856

Principal Amount		Value

California (continued)
$520,000	State of California Various Purpose GO, OID 5.50%, 03/01/40	$551,491
2,020,000	State of California Various Purpose GO, OID, 6.00%, 04/01/38	2,248,078

		7,757,926

Illinois — 0.0%
1,000,000	Illinois Finance Authority Refunding Revenue Bonds, (AGM) 5.00%, 01/01/20	1,064,500

Michigan — 0.0%
125,000	City of Detroit GO, OID 4.50%, 11/01/23	125,299

Total Municipal Bonds (Cost $8,291,792)		8,947,725

Shares

CASH SWEEP — 2.3%

UNITED STATES — 2.3%
91,030,600	Citibank - US Dollars on Deposit in Custody Account, 0.05%(o)	91,030,600

Total Cash Sweep (Cost $91,030,600)		91,030,600

TOTAL INVESTMENTS — 99.2% (Cost $3,683,003,895)(a)		4,002,563,414

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.8%		30,801,588

NET ASSETS — 100.0%		$4,033,365,002

Contracts		Value

CALL OPTIONS WRITTEN — (0.2)%

(12,000)	Microsoft Corp., Strike $22.50, Expires 01/21/12	(6,480,000)
(4,000)	Microsoft Corp., Strike $25.00, Expires 01/21/12	(1,480,000)

Total Call Options Written (Premiums received $(5,794,995))		(7,960,000)

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

FUTURES CONTRACTS: SHORT POSITION

Contracts		Unrealized Depreciation

1	10 Year U.S. Treasury Note, December 2010	$(695)

FUTURES CONTRACTS: LONG POSITION

Contracts		Unrealized Appreciation/ (Depreciation)

2,625	S&P 500 E-Mini Futures, December 2010	$9,795,529
445	U.S. Ultra Long-Term Treasury Bond, December 2010	(1,873,867)

	Net unrealized appreciation	$7,921,662

Cash collateral of $13,371,400 for the open futures contracts is reflected in segregated cash for futures contracts in the Statements of Assets and Liabilities.

At October 31, 2010, the Global Opportunities Fund held investments in restricted and illiquid securities amounting to $9,958,537 or 0.25% of net assets, which were valued under methods approved by the Board of Directors, as follows:

Acquisition Cost	Issuer	Acquisition Date	10/31/10 Carrying Value Per Unit

$20,000,000	Asian Coast Development Ltd.(c)	07/28/08	$—
$1,924,517	L-1 Identity Solutions Operating, Inc.	11/21/08	$99.63
$8,780,500	China Milk Products Group Ltd., Cnv.(c)	01/21/09	$11.68
$2,249,047	Amscan Holdings, Inc.	04/28/09	$96.08
$900,625	Qwest Capital Funding, Inc.	09/25/09	$102.75
$3,124,750	Cenveo Corp. 7.88%	01/06/10	$97.75
$0	Ford Glory Holdings Ltd., Rights(c)	03/17/10	$0.06
$0	Bangkokland Public Co. Ltd., Warrants(c)	09/22/10	$—
$58,291	Rolls-Royce Group Plc - Class C(c)	10/27/10	$—

At October 31, 2010, the Global Opportunities Fund held investments in restricted and illiquid swaps, which were valued under methods approved by the Board of Directors, as follows:

Acquisition Cost	Description	Acquisition Date	10/31/10 Carrying Value Per Unit

$0	Equity swap with Barclays Bank Plc, expiring 10/01/15 (Underlying notional amount $30,000,000)	10/12/10	$98.05
$0	Equity swap with Barclays Bank Plc, expiring 10/01/15 (Underlying notional amount $10,000,000)	10/25/10	$99.27

Unrealized Depreciation

SWAP AGREEMENTS (PURCHASED)
Equity swap with Barclays Bank Plc paying an amount if the Chicago Board Options Exchange (CBOE) S&P 500 Volatility Index is over the reference strategy level of each valuation date and receiving an amount if the CBOE S&P 500 Volatility Index is under the reference strategy level of each valuation date, expiring 10/01/15 (Underlying notional amount $30,000,000)	$(584,650)
Equity swap with Barclays Bank Plc paying an amount if the Chicago Board Options Exchange (CBOE) S&P 500 Volatility Index is over the reference strategy level of each valuation date and receiving an amount if the CBOE S&P 500 Volatility Index is under the reference strategy level of each valuation date, expiring 10/01/15 (Underlying notional amount $10,000,000)	(72,880)

$(657,530)

OLD WESTBURY FUNDS, INC. GLOBAL OPPORTUNITIES FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Unrealized Appreciation/ (Depreciation)

SWAP AGREEMENTS (WRITTEN)

Equity swap with Barclays Bank Plc paying an amount if the realized correlation is over the correlation strike price of 25.75 and receiving an amount if the realized correlation is under the correlation strike price of 25.75, expiring 04/18/12 (Underlying notional amount $50,000)	$(246,700)
Equity swap with Barclays Bank Plc paying an amount if the realized correlation is over the correlation strike price of 26.25 and receiving an amount if the realized correlation is under the correlation strike price of 26.25, expiring 04/13/12 (Underlying notional amount $50,000)	(224,149)
Equity swap with Barclays Bank Plc paying an amount if the realized correlation is over the correlation strike price of 28.25 and receiving an amount if the realized correlation is under the correlation strike price of 28.25, expiring 04/05/13 (Underlying notional amount $50,000)	(44,435)
Equity swap with Barclays Bank Plc paying an amount if the realized correlation is over the correlation strike price of 28.75 and receiving an amount if the realized correlation is under the correlation strike price of 28.75, expiring 03/23/12 (Underlying notional amount $50,000)	(102,536)
Equity swap with Barclays Bank Plc paying variance of the S&P 500 Index over the target volatility of 30.30 and receiving variance of the S&P 500 Index under the target volatility of 30.30, expiring 12/20/13 (Underlying notional amount $250,000)	476,957
Equity swap with Barclays Bank Plc paying variance of the S&P 500 Index over the target volatility of 31.00 and receiving variance of the S&P 500 Index under the target volatility of 31.00, expiring 12/20/13 (Underlying notional amount $250,000)	664,629

Unrealized Appreciation/ (Depreciation)

Equity swap with Barclays Bank Plc paying variance of the S&P 500 Index over the target volatility of 31.00 and receiving variance of the S&P 500 Index under the target volatility of 31.00, expiring 12/20/13 (Underlying notional amount $250,000)	$658,322
Equity swap with Barclays Bank Plc paying variance of the S&P 500 Index over the target volatility of 32.60 and receiving variance of the S&P 500 Index under the target volatility of 32.60, expiring 12/18/15 (Underlying notional amount $250,000)	761,648
Equity swap with Barclays Bank Plc paying variance of the S&P 500 Index over the target volatility of 32.90 and receiving variance of the S&P 500 Index under the target volatility of 32.90, expiring 12/18/15 (Underlying notional amount $250,000)	803,332
Equity swap with Barclays Bank Plc paying variance of the S&P 500 Index over the target volatility of 33.90 and receiving variance of the S&P 500 Index under the target volatility of 33.90, expiring 12/18/15 (Underlying notional amount $250,000)	1,015,576
Equity swap with Barclays Bank Plc paying variance of the S&P 500 Index over the target volatility of 34.00 and receiving variance of the S&P 500 Index under the target volatility of 34.00, expiring 12/18/15 (Underlying notional amount $200,000)	824,600
Equity swap with Barclays Bank Plc paying variance of the S&P 500 Index over the target volatility of 34.00 and receiving variance of the S&P 500 Index under the target volatility of 34.00, expiring 12/20/13 (Underlying notional amount $500,000)	2,866,175
Equity swap with Barclays Bank Plc paying variance of the S&P 500 Index over the target volatility of 36.00 and receiving variance of the S&P 500 Index under the target volatility of 36.00, expiring 12/18/15 (Underlying notional amount $250,000)	1,460,708

OLD WESTBURY FUNDS, INC. GLOBAL OPPORTUNITIES FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Unrealized Appreciation/ (Depreciation)

Equity swap with BNP Paribas paying an amount if the realized correlation ratio is over 31% and receiving an amount if the realized correlation ratio is under 31%, expiring 12/16/11 (Underlying notional amount $50,000).	$(341,017)
Equity swap with BNP Paribas paying an amount if the realized correlation ratio is over 31% and receiving an amount if the realized correlation ratio is under 31%, expiring 12/21/12 (Underlying notional amount $100,000)	(339,584)
Equity swap with BNP Paribas paying an amount if the realized correlation ratio is over 32% and receiving an amount if the realized correlation ratio is under 32%, expiring 12/21/12 (Underlying notional amount $50,000).	(219,915)
Equity swap with BNP Paribas paying an amount if the realized correlation ratio is over 51% and receiving an amount if the realized correlation ratio is under 51%, expiring 12/13/13 (Underlying notional amount JPY 4,625,000)	(1,315,392)
Equity swap with BNP Paribas paying an amount if the realized correlation ratio is over 56% and receiving an amount if the realized correlation ratio is under 56%, expiring 12/09/11 (Underlying notional amount JPY 4,675,000)	(1,162,544)
Equity swap with BNP Paribas paying an amount if the realized correlation ratio is over 59% and receiving an amount if the realized correlation ratio is under 59%, expiring 12/09/11 (Underlying notional amount JPY 4,625,000)	(980,496)
Equity swap with BNP Paribas paying an amount if the realized correlation ratio is over 63% and receiving an amount if the realized correlation ratio is under 63%, expiring 12/09/11 (Underlying notional amount JPY 4,525,000)	(739,798)

Unrealized Appreciation/ (Depreciation)

Equity swap with BNP Paribas paying variance of the S&P 500 Index over the target volatility of 30.50 and receiving variance of the S&P 500 Index under the target volatility of 30.50, expiring 12/20/13 (Underlying notional amount $500,000)	$1,285,971
Equity swap with BNP Paribas paying variance of the S&P 500 Index over the target volatility of 30.75 and receiving variance of the S&P 500 Index under the target volatility of 30.75, expiring 12/20/13 (Underlying notional amount $250,000)	568,542
Equity swap with BNP Paribas paying variance of the S&P 500 Index over the target volatility of 30.75 and receiving variance of the S&P 500 Index under the target volatility of 30.75, expiring 12/20/13 (Underlying notional amount $500,000)	1,166,537
Equity swap with BNP Paribas paying variance of the S&P 500 Index over the target volatility of 31.30 and receiving variance of the S&P 500 Index under the target volatility of 31.30, expiring 12/20/13 (Underlying notional amount $500,000)	1,441,267
Equity swap with BNP Paribas paying variance of the S&P 500 Index over the target volatility of 31.50 and receiving variance of the S&P 500 Index under the target volatility of 31.50, expiring 12/18/15 (Underlying notional amount $500,000)	838,243
Equity swap with BNP Paribas paying variance of the S&P 500 Index over the target volatility of 31.50 and receiving variance of the S&P 500 Index under the target volatility of 31.50, expiring 12/20/13 (Underlying notional amount $250,000)	757,061
Equity swap with BNP Paribas paying variance of the S&P 500 Index over the target volatility of 31.75 and receiving variance of the S&P 500 Index under the target volatility of 31.75, expiring 12/18/15 (Underlying notional amount $250,000)	470,874

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Unrealized Appreciation/ (Depreciation)

Equity swap with BNP Paribas paying variance of the S&P 500 Index over the target volatility of 32.75 and receiving variance of the S&P 500 Index under the target volatility of 32.75, expiring 12/18/15 (Underlying notional amount $500,000)	$1,614,901
Equity swap with BNP Paribas paying variance of the S&P 500 Index over the target volatility of 33.00 and receiving variance of the S&P 500 Index under the target volatility of 33.00, expiring 12/18/15 (Underlying notional amount $500,000)	1,581,489
Equity swap with BNP Paribas paying variance of the S&P 500 Index over the target volatility of 33.25 and receiving variance of the S&P 500 Index under the target volatility of 33.25, expiring 12/18/15 (Underlying notional amount $500,000)	1,686,783
Equity swap with BNP Paribas paying variance of the S&P 500 Index over the target volatility of 33.50 and receiving variance of the S&P 500 Index under the target volatility of 33.50, expiring 12/18/15 (Underlying notional amount $250,000)	896,272
Equity swap with BNP Paribas paying variance of the S&P 500 Index over the target volatility of 33.50 and receiving variance of the S&P 500 Index under the target volatility of 33.50, expiring 12/18/15 (Underlying notional amount $250,000)	911,433
Equity swap with BNP Paribas paying variance of the S&P 500 Index over the target volatility of 34.00 and receiving variance of the S&P 500 Index under the target volatility of 34.00, expiring 12/18/15 (Underlying notional amount $250,000)	994,415
Equity swap with BNP Paribas paying variance of the S&P 500 Index over the target volatility of 34.25 and receiving variance of the S&P 500 Index under the target volatility of 34.25, expiring 12/18/15 (Underlying notional amount $250,000)	1,049,832

Unrealized Appreciation/ (Depreciation)

Equity swap with BNP Paribas paying variance of the S&P 500 Index over the target volatility of 34.50 and receiving variance of the S&P 500 Index under the target volatility of 34.50, expiring 12/18/15 (Underlying notional amount $250,000)	$1,152,921
Equity swap with BNP Paribas paying variance of the S&P 500 Index over the target volatility of 35.50 and receiving variance of the S&P 500 Index under the target volatility of 35.50, expiring 12/18/15 (Underlying notional amount $100,000)	536,956
Equity swap with BNP Paribas paying variance of the S&P 500 Index over the target volatility of 36.35 and receiving variance of the S&P 500 Index under the target volatility of 36.35, expiring 12/20/19 (Underlying notional amount $500,000)	1,732,381
Equity swap with BNP Paribas paying variance of the S&P 500 Index over the target volatility of 36.5 and receiving variance of the S&P 500 Index under the target volatility of 36.5, expiring 12/21/12 (Underlying notional amount $300,000)	2,275,043
Equity swap with BNP Paribas paying variance of the S&P 500 Index over the target volatility of 37.00 and receiving variance of the S&P 500 Index under the target volatility of 37.00, expiring 12/20/19 (Underlying notional amount $250,000)	975,913
Equity swap with BNP Paribas paying variance of the S&P 500 Index over the target volatility of 40.5 and receiving variance of the S&P 500 Index under the target volatility of 40.5, expiring 12/21/12 (Underlying notional amount $100,000)	1,095,190
Equity swap with BNP Paribas receiving a payment if the dividends on the stocks in the STOXX50E Index are over the target value of 13.9 Euro and paying a payment if the dividends on the stocks in the STOXX50E Index are under the target value of 13.9 Euro, expiring 12/18/15 (Underlying notional amount Euro 100,000)	(4,368,716)

OLD WESTBURY FUNDS, INC. GLOBAL OPPORTUNITIES FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Unrealized Appreciation/ (Depreciation)

Equity swap with JPMorgan Chase Bank paying variance of the S&P 500 Index over the target volatility of 31.90 and receiving variance of the S&P 500 Index under the target volatility of 31.90, expiring 12/20/19 (Underlying notional amount $250,000)	$83,041
Equity swap with JPMorgan Chase Bank paying variance of the S&P 500 Index over the target volatility of 32.50 and receiving variance of the S&P 500 Index under the target volatility of 32.50, expiring 12/18/15 (Underlying notional amount $250,000)	700,171
Equity swap with JPMorgan Chase Bank paying variance of the S&P 500 Index over the target volatility of 33.05 and receiving variance of the S&P 500 Index under the target volatility of 33.05, expiring 12/20/19 (Underlying notional amount $500,000)	620,129
Equity swap with JPMorgan Chase Bank paying variance of the S&P 500 Index over the target volatility of 33.25 and receiving variance of the S&P 500 Index under the target volatility of 33.25, expiring 12/20/19 (Underlying notional amount $200,000)	291,615

$24,173,645

(a)	Cost for federal income tax purposes is $3,697,086,220 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$380,704,058
Unrealized depreciation	(75,226,864)

Net unrealized appreciation	$305,477,194

(b)	Non-income producing security.

(c)	Fair valued security under procedures established by the Fund’s Board of Directors. The aggregate value of fair valued securities is $1,230,215, which is 0.03% of net assets.

(d)	Variable rate security. Rate shown is the rate as of October 31, 2010.

(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. The aggregate value is $308,334,597, which is 7.64% of net assets.

(f)	Investment in non-U.S. Dollars. Principal amount reflects local currency.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Principal amount denoted in Singapore Dollars.

(i)	Zero coupon bond. The rate represents the yield at time of purchase.

(j)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(k)	Principal amount denoted in New Zealand Dollars.

(l)

Security is a fully principal/notional funded Total Return swap with JPMorgan Chase Bank, N.A. where upon maturity of this bond the Fund will receive the fully funded obligation principal amount from the broker.

(m)	Principal amount denoted in Euros.

(n)	The rate represents the annualized yield at time of purchase.

(o)	The rate shown is the current yield as of October 31, 2010.

ADR — American Depositary Receipt
AGM — Assured Guaranty Municipal Corp.
Cnv. — Convertible
FOR — Foreign Ownership Restrictions
GDR — General Depository Receipt
GO — General Obligations
OID — Original Issue Discount
REIT — Real Estate Investment Trust
STEP — Step Coupon Bond

Portfolio diversification by Sector (Unaudited)

Sector	Percentage of Net Assets

Asset-Backed Securities	0.5%
Banks	1.3%
Collateralized Mortgage Obligations	10.1%
Commercial Mortgage-Backed Securities	0.6%
Consumer Discretionary	13.4%
Consumer Staples	2.7%
Diversified Financials	2.6%
Energy	8.5%
Government Bonds	10.5%
Health Care	5.4%
Industrials	8.3%
Information Technology	10.8%
Insurance	0.2%
Materials	2.9%
Municipal Bonds	0.2%
Real Estate	0.5%
Telecommunication Services	7.2%
U.S. Government and Agency Securities	5.9%
Utilities	1.7%
Other*	6.7%

Total	100.0%

*	Includes cash and equivalents, exchange traded funds, futures, swap agreements, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.
REAL RETURN FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS	October 31, 2010

Shares		Value

COMMON STOCKS — 48.7%
BRAZIL — 3.3%
Materials — 3.3%
2,000,000	Vale SA - ADR.	$64,280,000

CANADA — 3.2%
Materials — 3.2%
2,000,000	Harry Winston Diamond Corp.(b)(d)	25,551,525
3,000,000	Harry Winston Diamond Corp.(b)	38,340,000

		63,891,525

CHINA — 3.5%
Real Estate — 1.0%
100,000,000	Renhe Commercial Holdings Co. Ltd.	19,093,694

Utilities — 2.5%
16,677,500	Xinao Gas Holdings Ltd.	50,132,011

		69,225,705

GREECE — 0.6%
Energy — 0.6%
2,194,200	StealthGas, Inc.(b)	10,510,218
188,458	Tsakos Energy Navigation Ltd.	1,948,656

		12,458,874

HONG KONG — 3.6%
Materials — 3.6%
3,600,000	Sino-Forest Corp.(b)	71,159,918

UNITED KINGDOM — 3.6%
Materials — 3.6%
1,500,000	Anglo American Plc	69,894,900

UNITED STATES — 30.9%
Energy — 9.4%
2,769,000	Brazil Ethanol, Inc.(b)(c)	0
3,082,300	Goodrich Petroleum Corp.(b)	42,042,572
732,000	Occidental Petroleum Corp.	57,557,160
5,100,000	PetroHawk Energy Corp.(b)	86,751,000
52,747	Vertex Energy, Inc.(b)	31,648

		186,382,380

Industrials — 7.7%
2,179,381	Arkansas Best Corp.	55,203,721
2,500,000	Diana Shipping, Inc.(b)	34,125,000
700,000	Walter Energy, Inc.	61,572,000

		150,900,721

Materials — 13.8%
980,000	CF Industries Holdings, Inc.	120,079,400
1,416,000	Monsanto Co.	84,138,720
4,750,000	Steel Dynamics, Inc.	68,970,000

		273,188,120

		610,471,221

Total Common Stocks (Cost $999,527,475)		961,382,143

Shares		Value

PREFERRED STOCKS — 0.0%
Energy — 0.0%
488,256	Vertex Energy, Inc., Series A, Cnv.(b)(c)	$0

Total Preferred Stocks (Cost $4,061,257)		0

RIGHTS/WARRANTS — 0.0%
Energy — 0.0%
6,666,666	Rancher Energy Corp. Warrants, Expires 12/21/11(b)(c)	1
45,000	Vertex Energy, Inc., Warrants, Expires 05/30/11(b)(c)	0

Total Rights/Warrants (Cost $1)		1

Number of Coins

COLLECTIBLE COINS — 2.6%
UNITED STATES — 2.6%
708	Various Collectible Coins and Sets of Coins	52,166,973

Total Collectible Coins (Cost $53,659,296)		52,166,973

Fine Troy Ounces

COMMODITIES — 10.2%
UNITED STATES — 10.2%
60,175	Gold Bullion	81,801,260
99,353	Palladium	64,355,883
31,936	Platinum	54,482,744

Total Commodities (Cost $137,688,748)		200,639,887

Contracts		Value

CALL OPTIONS PURCHASED — 13.2%
Commodities — 1.0%
12,400	Chicago Board of Trade Corn Futures, Strike $600.00, Expiring 11/26/10	10,230,000
600	New York Mercantile Exchange Natural Gas Futures, Strike $7.00, Expiring 03/25/13	1,216,800
600	New York Mercantile Exchange Natural Gas Futures, Strike $7.00, Expiring 04/25/13	1,039,200
600	New York Mercantile Exchange Natural Gas Futures, Strike $7.00, Expiring 05/28/13	1,053,600
600	New York Mercantile Exchange Natural Gas Futures, Strike $7.00, Expiring 06/25/13	1,147,200

OLD WESTBURY FUNDS, INC.
REAL RETURN FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Contracts		Value

Commodities (continued)
600	New York Mercantile Exchange Natural Gas Futures, Strike $7.00, Expiring 07/26/13	$1,242,000
600	New York Mercantile Exchange Natural Gas Futures, Strike $7.00, Expiring 08/27/13	1,435,800
600	New York Mercantile Exchange Natural Gas Futures, Strike $7.00, Expiring 09/25/13	1,786,800

		19,151,400

Diversified Financials — 12.3%
5,000	S&P 500 Index, Strike $700.00, Expiring 11/11/10	241,630,000

Total Call Options Purchased (Cost $210,771,697)		260,781,400

PUT OPTIONS PURCHASED — 0.0%
Commodities — 0.0%
600	COMEX Division Gold Futures, Strike $1,100.00, Expiring 01/26/11	162,000

Total Put Options Purchased (Cost $2,206,500)		162,000

Principal Amount		Value

ASSET-BACKED SECURITIES — 2.6%
UNITED STATES — 2.6%
$9,450,000	SLM Student Loan Trust, Series 2002-7, Class A10, 1.76%, 03/15/28(e)	9,213,750
19,850,000	SLM Student Loan Trust, Series 2002-7, Class A11, 1.76%, 03/15/28(e)	19,353,750
2,650,000	SLM Student Loan Trust, Series 2002-7, Class A6, 1.76%, 03/15/28(e)	2,583,750
7,950,000	SLM Student Loan Trust, Series 2002-7, Class A7, 1.75%, 03/15/28(e)	7,751,250
11,650,000	SLM Student Loan Trust, Series 2002-7, Class A8, 1.76%, 03/15/28(e)	11,358,750
1,400,000	SLM Student Loan Trust, Series 2002-7, Class A9, 1.76%, 03/15/28(e)	1,365,000

Total Asset-Backed Securities (Cost $50,572,843)		51,626,250

Principal Amount		Value

MUNICIPAL BONDS — 0.3%
Texas — 0.3%
$6,000,000	State of Texas Refunding GO, Veterans’ Housing Assistance Program, Fund II, Series D, (SPA - State Street Bank & Trust Co.) 0.26%, 06/01/26(e)	$6,000,000

Total Municipal Bonds (Cost $6,000,000)		6,000,000

U.S. GOVERNMENT AGENCIES — 15.4%
Federal Home Loan Bank — 15.4%
304,000,000	0.10%, 11/01/10(f)	304,000,000

Total U.S. Government Agencies (Cost $304,000,000)		304,000,000

U.S. GOVERNMENT SECURITIES — 17.4%
U.S. Treasury Notes — 17.4%
100,000,000	1.63%, 01/15/18(g)	115,111,804
101,875,000	2.13%, 01/15/19(g)	118,798,430
102,200,000	1.25%, 07/15/20(g)	109,853,869

Total U.S. Government Securities (Cost $314,646,073)		343,764,103

Shares

CASH SWEEP — 0.6%
10,947,506	Citibank - US Dollars on Deposit in Custody Account, 0.05%(h)	10,947,506

Total Cash Sweep (Cost $10,947,506)		10,947,506

TOTAL INVESTMENTS — 111.1% (Cost $2,094,081,396)(a)		2,191,470,263

LIABILITIES IN EXCESS OF OTHER ASSETS — (11.1)%		(218,536,371)

NET ASSETS — 100.0%		$1,972,933,892

Contracts

CALL OPTIONS WRITTEN — (11.9)%

Diversified Financials — (11.9)%
(5,000)	S&P 500 Index, Strike $712.50, Expiring 11/11/10	(235,394,450)

Total Call Options Written (Premiums received $(188,017,433))		(235,394,450)

OLD WESTBURY FUNDS, INC.
REAL RETURN FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Contracts		Value

PUT OPTIONS WRITTEN — (0.7)%
Commodities — (0.7)%
(200)	New York Mercantile Exchange Natural Gas Futures, Strike $4.15, Expiring 03/25/13	$(464,400)
(200)	New York Mercantile Exchange Natural Gas Futures, Strike $4.15, Expiring 04/25/13	(461,600)
(200)	New York Mercantile Exchange Natural Gas Futures, Strike $4.15, Expiring 05/28/13	(458,200)
(200)	New York Mercantile Exchange Natural Gas Futures, Strike $4.15, Expiring 06/25/13	(455,200)
(200)	New York Mercantile Exchange Natural Gas Futures, Strike $4.15, Expiring 07/26/13	(455,400)
(200)	New York Mercantile Exchange Natural Gas Futures, Strike $4.15, Expiring 08/27/13	(496,000)
(200)	New York Mercantile Exchange Natural Gas Futures, Strike $4.15, Expiring 09/25/13	(535,600)
(400)	New York Mercantile Exchange Natural Gas Futures, Strike $4.55, Expiring 03/25/13	(1,511,200)
(400)	New York Mercantile Exchange Natural Gas Futures, Strike $4.55, Expiring 04/25/13	(1,507,200)
(400)	New York Mercantile Exchange Natural Gas Futures, Strike $4.55, Expiring 05/28/13	(1,494,800)
(400)	New York Mercantile Exchange Natural Gas Futures, Strike $4.55, Expiring 06/25/13	(1,480,000)
(400)	New York Mercantile Exchange Natural Gas Futures, Strike $4.55, Expiring 07/26/13	(1,475,200)
(400)	New York Mercantile Exchange Natural Gas Futures, Strike $4.55, Expiring 08/27/13	(1,570,000)
(400)	New York Mercantile Exchange Natural Gas Futures, Strike $4.55, Expiring 09/25/13	(1,653,200)

		(14,018,000)

Total Put Options Written (Premiums received $(11,837,000))		(14,018,000)

FUTURES CONTRACTS: SHORT POSITIONS

Contracts		Unrealized Depreciation

400	COMEX Division Gold, December 2010	$(954,000)

FUTURES CONTRACTS: LONG POSITIONS

Contracts		Unrealized Appreciation/ (Depreciation)

1,117	New York Mercantile Exchange Platinum, January 2011	$2,591,520
40	Intercontinental Exchange Newcastle Coal, January 2011	36,500
20	Intercontinental Exchange Richards Bay Coal, January 2011	10,000
60	New York Mercantile Exchange Eastern Rail CSX Coal, January 2011	(282,000)
40	Intercontinental Exchange Newcastle Coal, February 2011	36,500
20	Intercontinental Exchange Richards Bay Coal, February 2011	10,000
60	New York Mercantile Exchange Eastern Rail CSX Coal, February 2011	(237,600)
40	Intercontinental Exchange Newcastle Coal, March 2011	36,500
20	Intercontinental Exchange Richards Bay Coal, March 2011	10,000
60	New York Mercantile Exchange Eastern Rail CSX Coal, March 2011	(200,400)
40	Intercontinental Exchange Newcastle Coal, April 2011	(15,500)
20	Intercontinental Exchange Richards Bay Coal, April 2011	3,000
60	New York Mercantile Exchange Eastern Rail CSX Coal, April 2011	(160,800)
40	Intercontinental Exchange Newcastle Coal, May 2011	(15,500)
20	Intercontinental Exchange Richards Bay Coal, May 2011	3,000
60	New York Mercantile Exchange Eastern Rail CSX Coal, May 2011	(160,800)
40	Intercontinental Exchange Newcastle Coal, June 2011	(15,500)
20	Intercontinental Exchange Richards Bay Coal, June 2011	3,000
60	New York Mercantile Exchange Eastern Rail CSX Coal, June 2011	(160,800)
40	Intercontinental Exchange Newcastle Coal, July 2011	(19,500)
20	Intercontinental Exchange Richards Bay Coal, July 2011	—
60	New York Mercantile Exchange Eastern Rail CSX Coal, July 2011	(42,000)
40	Intercontinental Exchange Newcastle Coal, August 2011	(19,500)
20	Intercontinental Exchange Richards Bay Coal, August 2011	—
60	New York Mercantile Exchange Eastern Rail CSX Coal, August 2011	(42,000)

OLD WESTBURY FUNDS, INC.
REAL RETURN FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Contracts		Unrealized Appreciation/ (Depreciation)

40	Intercontinental Exchange Newcastle Coal, September 2011	$(19,500)
20	Intercontinental Exchange Richards Bay Coal, September 2011	—
60	New York Mercantile Exchange Eastern Rail CSX Coal, September 2011	(42,000)
40	Intercontinental Exchange Newcastle Coal, October 2011	(25,500)
20	Intercontinental Exchange Richards Bay Coal, October 2011	9,000
60	New York Mercantile Exchange Eastern Rail CSX Coal, October 2011	45,000
40	Intercontinental Exchange Newcastle Coal, November 2011	(25,500)
20	Intercontinental Exchange Richards Bay Coal, November 2011	9,000
60	New York Mercantile Exchange Eastern Rail CSX Coal, November 2011	45,000
40	Intercontinental Exchange Newcastle Coal, December 2011	(25,500)
20	Intercontinental Exchange Richards Bay Coal, December 2011	9,000
60	New York Mercantile Exchange Eastern Rail CSX Coal, December 2011	45,000
1,200	London Metal Exchange Lead, December 2011	3,301,362
1,900	Chicago Board of Trade Corn, December 2011	5,174,456

	Net unrealized appreciation	$9,867,938

Cash collateral of $25,328,509 for the open futures contracts is reflected in segregated cash for futures contracts in the Statements of Assets and Liabilities.

At October 31, 2010, the Real Return Fund held investments in restricted and illiquid securities amounting to $52,166,973 or 2.6% of net assets, which were valued under methods approved by the Board of Directors, as follows:

Acquisition Cost	Issuer	Acquisition Date	10/31/10 Carrying Value Per Unit

$19,527,013	Brazil Ethanol, Inc.(c)	03/15/07	$—
1	Rancher Energy Corp., Warrants(c)	03/20/07	—
4,061,257	Vertex Energy Inc., Series A(c)	05/16/06	—
0	Vertex Energy Inc., Warrants(c)	11/30/09	—

10/31/10 Average Value Per Unit

53,659,296	Collectible Coins	12/14/06	73,682.17

(a)	Cost for federal income tax purposes is $2,023,085,726 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$448,773,622
Unrealized depreciation	(302,938,614)

Net unrealized appreciation	$145,835,008

(b)	Non-income producing security.

(c)	Fair valued security under procedures established by the Fund’s Board of Directors. The cost of fair valued securities is $23,588,270 and the aggregate value is zero.

(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The aggregate value of the security is $25,551,525, which is 1.39% of net assets.

(e)	Variable rate security. Rate shown is the rate as of October 31, 2010.

(f)	The rate represents the annualized yield at time of purchase.

(g)	Inflation protected security. Principal amount reflects original security face amount.

(h)	The rate shown is the current yield as of October 31, 2010.

ADR — American Depositary Receipt
Cnv. — Convertible
SPA — Standby Purchase Agreement
GO — General Obligation

OLD WESTBURY FUNDS, INC.
REAL RETURN FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Unrealized Appreciation/ (Depreciation)

SWAP AGREEMENTS (PURCHASED)

Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Panamax Freight Index (“BPI”) paying a fixed amount per day and receiving the arithmetic average of the rates for BPI Routes published by the Baltic Exchange expiring 11/30/10 (Underlying notional amount $2,065,500)	$(202,816)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Panamax Freight Index (“BPI”) paying a fixed amount per day and receiving the arithmetic average of the rates for BPI Routes published by the Baltic Exchange expiring 12/31/10 (Underlying notional amount $2,112,900)	(139,808)
Commodity Index Swap Agreement with Cargill, Inc. based on the Chicago Board of Trade Corn Index (“CBOT”) paying a fixed amount per bushel and receiving the closing settlement price of CBOT December 2011 Corn Futures contracts on the termination date expiring 11/28/11 (Underlying notional amount $120,851,542)	26,599,537
Commodity Index Swap Agreement with Cargill, Inc. based on the Chicago Board of Trade Corn Index (“CBOT”) paying a fixed amount per bushel and receiving the closing settlement price of CBOT December 2010 Corn Futures contracts on the termination date expiring 11/29/10 (Underlying notional amount $32,387,324)	9,949,999
Commodity Index Swap Agreement with Cargill, Inc. based on the Newcastle Coal Index (“NEWC”) paying a fixed amount per metric ton and receiving the price per metric ton of the NEWC Monthly Index applicable to the calculation period expiring 11/30/10 (Underlying notional amount $621,500)	422,406

Unrealized Appreciation/ (Depreciation)

Commodity Index Swap Agreement with Cargill, Inc. based on the Newcastle Coal Index (“NEWC”) paying a fixed amount per metric ton and receiving the price per metric ton of the NEWC Monthly Index applicable to the calculation period expiring 12/31/10 (Underlying notional amount $621,500)	$431,300
Commodity Index Swap Agreement with Cargill, Inc. based on the Marché à Terme International de France Milling Wheat Index (“MATIF”) paying a fixed amount per metric ton and receiving the closing settlement price of MATIF March 2011 Milling Wheat Futures contracts on the termination date expiring 02/15/11 (underlying notional amount $44,777,097)	2,685,929

$39,746,547

Unrealized Appreciation/ (Depreciation)

SWAP AGREEMENTS (WRITTEN)

Commodity Index Swap Agreement with Cargill, Inc. based on the Average Price Index # 4 Coal Index (“API4”) receiving a fixed amount per metric ton and paying the price per metric ton for API4 listed in the Argus/McCloskey’s Coal Price Index Report effective for the calculation period expiring 11/30/10 (Underlying notional amount $1,872,500)	$877,309
Commodity Index Swap Agreement with Cargill, Inc. based on the Average Price Index # 4 Coal Index (“API4”) receiving a fixed amount per metric ton and paying the price per metric ton for API4 listed in the Argus/McCloskey’s Coal Price Index Report effective for the calculation period expiring 12/31/10 (Underlying notional amount $1,872,500)	877,115

OLD WESTBURY FUNDS, INC.
REAL RETURN FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Unrealized Appreciation/ (Depreciation)

Commodity Index Swap Agreement with Cargill, Inc. based on the Chicago Board of Trade Wheat Index (“CBOT”) receiving a fixed amount per bushel and paying the closing settlement price of CBOT December 2011 Wheat Futures contracts on the termination date expiring 11/28/11 (Underlying notional amount $115,822,996)	$(22,776,355)

$(21,021,931)

OLD WESTBURY FUNDS, INC.
FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS	October 31, 2010

Principal Amount		Value

CORPORATE BONDS — 34.9%
Banks — 9.6%
$3,800,000	Bank of America Corp., 4.50%, 04/01/15	$3,957,187
540,000	Bank of New York Mellon Corp. (The), 4.30%, 05/15/14	591,949
1,000,000	Bank of Scotland Plc, 5.00%, 11/21/11(b)	1,032,992
1,000,000	Canadian Imperial Bank of Commerce Canada, 2.60%, 07/02/15(b)	1,045,584
5,000,000	Commonwealth Bank of Australia, 2.70%, 11/25/14(b)	5,255,310
2,340,000	Credit Suisse New York, 3.50%, 03/23/15	2,477,094
1,090,000	Deutsche Bank AG, 3.45%, 03/30/15	1,157,213
2,000,000	GMAC, Inc., 1.75%, 10/30/12	2,049,882
6,000,000	ING Bank NV, 2.63%, 02/09/12(b)	6,123,570
7,000,000	JPMorgan Chase & Co., 3.70%, 01/20/15	7,402,157
1,200,000	JPMorgan Chase & Co., 3.40%, 06/24/15	1,254,727
5,000,000	Standard Chartered Plc, 3.85%, 04/27/15(b)	5,284,150
3,000,000	Westpac Banking Corp., 2.90%, 09/10/14(b)	3,184,200

		40,816,015

Consumer Discretionary — 0.6%
1,000,000	Cornell University, 4.35%, 02/01/14	1,102,620
200,000	Dartmouth College, 4.75%, 06/01/19	223,726
1,000,000	Snap-On, Inc., 5.85%, 03/01/14	1,118,462

		2,444,808

Consumer Staples — 3.0%
5,000,000	Anheuser-Busch Inbev Worldwide, Inc., 5.38%, 11/15/14(b)	5,648,665
1,720,000	Procter & Gamble Co. (The), 3.50%, 02/15/15	1,884,146
1,500,000	Unilever Capital Corp., 3.65%, 02/15/14	1,614,830
970,000	Wal-Mart Stores, Inc., 4.25%, 04/15/13	1,053,556
580,000	Wal-Mart Stores, Inc., 3.20%, 05/15/14	624,496

Principal Amount		Value

Consumer Staples (continued)
$2,000,000	Wal-Mart Stores, Inc., 1.50%, 10/25/15	$1,991,206

		12,816,899

Diversified Financials — 9.1%
40,000	American Express Credit Corp., 5.13%, 08/25/14	44,156
2,955,000	American Express Credit Corp., Series C, 7.30%, 08/20/13	3,379,161
1,000,000	American Honda Finance Corp., 2.50%, 09/21/15(b)	1,021,904
2,000,000	Caterpillar Financial Services Corp., 2.00%, 04/05/13	2,052,754
40,000	Credit Suisse USA, Inc., 5.13%, 01/15/14	44,326
2,672,000	Eksportfinans A/S, 5.00%, 02/14/12	2,823,214
1,455,000	Eksportfinans A/S, 3.00%, 11/17/14	1,547,104
2,155,000	Eksportfinans A/S, 2.00%, 09/15/15	2,181,825
500,000	Enel Finance International SA, 3.88%, 10/07/14(b)	528,211
3,000,000	FIH Erhvervsbank AS, 2.45%, 08/17/12(b)	3,077,559
2,000,000	FMR LLC, 5.35%, 11/15/21(b)	2,103,100
950,000	General Electric Capital Corp, 3.50%, 06/29/15	1,005,658
1,000,000	General Electric Capital Corp., 2.25%, 03/12/12	1,025,055
1,250,000	General Electric Capital Corp., 2.80%, 01/08/13	1,289,777
425,000	General Electric Capital Corp., 1.88%, 09/16/13	430,066
4,543,000	General Electric Capital Corp., MTN, 5.25%, 10/19/12	4,904,741
990,000	General Electric Capital Corp., Series A, 3.75%, 11/14/14	1,057,140
2,000,000	Iberdrola Finance Ireland Ltd., 3.80%, 09/11/14(b)	2,080,588
1,000,000	Morgan Stanley, 4.20%, 11/20/14	1,039,630
2,555,000	PNC Funding Corp., 3.00%, 05/19/14	2,661,101
3,150,000	Sallie Mae, Inc., 7.30%, 08/01/12	3,543,413

OLD WESTBURY FUNDS, INC.
FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Principal Amount		Value

Diversified Financials (continued)
$1,000,000	Societe Financement de L’economie Francaise, 2.88%, 09/22/14(b)	$1,064,465

		38,904,948

Energy — 1.7%
500,000	Marathon Oil Corp., 6.50%, 02/15/14	575,346
1,700,000	Occidental Petroleum Corp., 4.13%, 06/01/16	1,908,852
4,225,000	Shell International Finance BV, 4.00%, 03/21/14	4,603,987
40,000	Shell International Finance BV, 3.10%, 06/28/15	42,417

		7,130,602

Health Care — 4.8%
1,465,000	Amgen, Inc., Cnv, 0.13%, 02/01/11	1,459,506
350,000	Celgene Corp., 2.45%, 10/15/15	351,785
570,000	Express Scripts, Inc., 6.25%, 06/15/14	657,007
500,000	McKesson Corp., 6.50%, 02/15/14	574,827
500,000	Medco Health Solutions, Inc., 2.75%, 09/15/15	513,083
1,435,000	Novartis Capital Corp., 4.13%, 02/10/14	1,570,998
2,475,000	Pfizer, Inc., 5.35%, 03/15/15	2,870,564
7,000,000	Roche Holdings, Inc., 5.00%, 03/01/14(b)	7,850,948
2,000,000	Thermo Fisher Scientific, Inc., 2.15%, 12/28/12	2,040,762
500,000	Thermo Fisher Scientific, Inc., 3.25%, 11/20/14	529,138
2,000,000	Wyeth, 5.50%, 02/01/14	2,274,908

		20,693,526

Industrials — 0.7%
1,200,000	Nomura Holdings, Inc., 5.00%, 03/04/15	1,300,818
1,700,000	Tyco International Finance SA, 3.38%, 10/15/15	1,802,043
80,000	United Parcel Service, Inc., 3.88%, 04/01/14	87,623

		3,190,484

Information Technology — 0.2%
930,000	International Business Machines Corp., 2.10%, 05/06/13	962,936

Principal Amount		Value

Insurance — 2.9%
$500,000	Berkshire Hathaway Finance Corp., 4.50%, 01/15/13	$538,107
1,400,000	Berkshire Hathaway Finance Corp., 5.00%, 08/15/13	1,554,900
3,705,000	Berkshire Hathaway, Inc., 3.20%, 02/11/15	3,938,374
5,800,000	New York Life Global Funding, 4.65%, 05/09/13(b)	6,290,512

		12,321,893

Materials — 1.3%
630,000	Airgas, Inc., 2.85%, 10/01/13	645,834
630,000	Airgas, Inc., 4.50%, 09/15/14	676,583
1,500,000	Anglo American Capital Plc, 2.15%, 09/27/13(b)	1,525,287
1,250,000	Dow Chemical Co. (The), 5.90%, 02/15/15	1,408,557
1,000,000	International Paper Co., 9.38%, 05/15/19	1,320,530

		5,576,791

Utilities — 1.0%
1,575,000	Dominion Resources, Inc., Series F, 5.25%, 08/01/33	1,801,548
2,475,000	FPL Group Capital, Inc., 2.60%, 09/01/15	2,503,948

		4,305,496

Total Corporate Bonds (Cost $139,791,609)		149,164,398

MUNICIPAL BONDS — 4.0%
Connecticut — 0.2%
1,000,000	State of Connecticut Taxable GO, Series A, 3.59%, 03/01/12	1,038,800

Georgia — 0.7%
3,085,000	State of Georgia Taxable School Improvement GO, Series C-3 2.59%, 10/01/17	3,093,545

Maine — 0.2%
350,000	State of Maine General Purpose GO, 3.94%, 05/15/11	356,069
465,000	State of Maine General Purpose GO, 4.34%, 05/15/13	497,629

		853,698

OLD WESTBURY FUNDS, INC.
FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Principal Amount		Value

Michigan — 0.3%
$1,095,000	University of Michigan University and College Improvement Build America Revenue Bonds 1.75%, 04/01/15	$1,088,397

Minnesota — 0.2%
605,000	Duluth Independent School District No 709 Build America COP 4.00%, 02/01/16	644,119

New York — 1.4%
2,520,000	Metropolitan Transportation Authority Highway Toll Build America Revenue Bonds 4.28%, 11/15/16	2,616,037
1,790,000	New York State Dormitory Authority Economic Development & Housing Refunding Revenue Bonds, 4.81%, 12/15/11	1,872,089
500,000	New York State Urban Development Corp. State Personal Income Tax Revenue Bonds, 5.64%, 12/15/13	545,185
1,035,000	New York State Urban Development Corp. State Personal Income Tax Revenue Bonds, Series A-2 (AGM) 4.65%, 12/15/13	1,138,438

		6,171,749

North Carolina — 0.0%
100,000	County of Forsyth Property Improvement GO, Series B, OID 4.25%, 03/01/13	108,619

Ohio — 0.8%
2,115,000	Ohio State Build America Revenue Bonds, Series 2 3.64%, 06/15/16	2,230,839
1,000,000	Ohio State Third Frontier Research and Development GO, Taxable, Series A, (NATL-RE) 5.25%, 05/01/11	1,023,780

		3,254,619

Oregon — 0.1%
500,000	State of Oregon Public Improvements GO, Series B 2.22%, 08/01/13	513,710

Principal Amount		Value

Pennsylvania — 0.1%
$175,000	Owen J Roberts School District Refunding GO (AGM, State Aid Withholding) 5.50%, 08/15/19	$190,678

Total Municipal Bonds (Cost $16,456,289)		16,957,934

U.S. GOVERNMENT AGENCIES — 34.3%

Fannie Mae — 1.6%
550,000	5.00%, 08/02/12	594,227
3,750,000	5.00%, 03/02/15	4,336,073
2,000,000	1.63%, 10/26/15	2,019,064
7,108	7.50%, 08/01/25	8,143

		6,957,507

Federal Farm Credit Bank — 3.0%
100,000	5.15%, 12/06/10	100,173
1,500,000	2.00%, 01/17/12	1,530,423
3,550,000	2.13%, 06/18/12	3,650,639
400,000	4.50%, 10/17/12	431,794
1,000,000	1.88%, 12/07/12	1,029,576
500,000	1.75%, 02/21/13	513,003
5,135,000	2.63%, 04/17/14	5,451,039
105,000	3.00%, 09/22/14	113,156
90,000	4.88%, 12/16/15	104,308

		12,924,111

Federal Home Loan Bank — 18.7%
60,000	4.25%, 11/02/10	59,999
50,000	4.25%, 11/15/10	49,981
620,000	4.00%, 02/15/11	626,964
500,000	2.88%, 03/11/11	504,898
155,000	5.00%, 05/13/11	158,907
100,000	4.25%, 06/10/11	102,316
235,000	5.38%, 06/10/11	242,311
320,000	4.38%, 08/15/11	330,344
75,000	5.75%, 08/15/11	78,157
300,000	3.75%, 09/09/11	308,906
645,000	5.00%, 09/09/11	670,292
1,355,000	5.00%, 10/13/11	1,415,571
50,000	4.25%, 11/15/11	52,049
835,000	4.88%, 11/15/11	874,545
15,000	5.63%, 11/15/11	15,827
1,975,000	4.75%, 12/09/11	2,069,367
2,700,000	5.00%, 03/09/12	2,870,265
5,595,000	1.38%, 06/08/12	5,685,382
5,030,000	3.63%, 06/08/12	5,294,447
1,075,000	4.38%, 06/08/12	1,136,728
455,000	4.88%, 06/08/12	487,776
1,400,000	5.38%, 06/08/12	1,512,027

OLD WESTBURY FUNDS, INC.
FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Principal Amount		Value

Federal Home Loan Bank (continued)
$335,000	4.63%, 08/15/12	$360,293
990,000	4.50%, 09/14/12	1,064,256
660,000	5.00%, 09/14/12	715,251
145,000	4.88%, 12/14/12	158,557
1,202,784	5.27%, 12/28/12	1,280,759
50,000	3.50%, 03/08/13	53,518
3,900,000	3.88%, 03/08/13	4,208,556
955,000	5.00%, 03/08/13	1,055,658
2,000,000	3.75%, 06/14/13	2,163,476
500,000	4.25%, 06/14/13	548,180
1,500,000	1.88%, 06/21/13	1,552,670
500,000	4.38%, 09/13/13	553,865
2,690,000	5.25%, 09/13/13	3,042,498
210,000	5.50%, 12/11/13	241,335
10,495,000	3.13%, 12/13/13	11,271,620
500,000	4.00%, 12/13/13	551,601
2,065,000	4.88%, 12/13/13	2,331,713
800,000	4.88%, 06/13/14	912,478
7,825,000	5.38%, 06/13/14	9,076,186
2,325,000	3.25%, 09/12/14	2,526,150
870,000	5.25%, 09/12/14	1,008,590
5,220,000	4.75%, 11/14/14	5,983,858
800,000	2.75%, 12/12/14	855,594
1,815,000	4.75%, 12/12/14	2,076,739
140,000	3.50%, 03/13/15	153,813
1,000,000	2.88%, 06/12/15	1,070,308
500,000	4.88%, 06/12/15	577,851
50,000	5.00%, 12/11/15	58,795
150,000	5.00%, 12/21/15	175,149

		80,176,376

Freddie Mac — 0.3%
355,000	5.00%, 08/15/12	383,402
400,000	5.00%, 11/13/14	461,596
300,000	2.88%, 02/09/15	321,661

		1,166,659

Ginnie Mae — 0.0%
69,584	8.50%, 10/15/17	77,944
444	9.00%, 02/15/20	511

		78,455

Overseas Private Investment Corp. — 3.1%
1,000,000	4.59%, 12/09/16(c)	1,153,675
10,444,332	5.14%, 12/15/23	11,922,101

		13,075,776

Private Export Funding Corp. — 6.4%
300,000	6.07%, 04/30/11	308,716
400,000	5.66%, 09/15/11(b)	417,414

Principal Amount		Value

Private Export Funding Corp. (continued)
$425,000	4.90%, 12/15/11	$446,858
510,000	5.69%, 05/15/12	551,677
12,760,000	3.55%, 04/15/13	13,682,152
1,800,000	4.97%, 08/15/13	2,019,154
4,260,000	3.05%, 10/15/14	4,588,710
1,000,000	4.95%, 11/15/15	1,164,945
3,000,000	5.00%, 12/15/16	3,521,304
500,000	2.25%, 12/15/17	497,107

		27,198,037

Small Business Administration — 0.8%
1,285,179	4.73%, 02/01/19	1,355,303
1,986,727	4.11%, 03/10/20	2,089,413

		3,444,716

Tennessee Valley Authority — 0.4%
632,000	6.79%, 05/23/12	694,478
110,000	4.75%, 08/01/13	122,078
725,000	6.25%, 12/15/17	911,337

		1,727,893

Total U.S. Government Agencies (Cost $138,420,028)		146,749,530

U.S. GOVERNMENT SECURITIES — 25.0%

U.S. Treasury Notes — 25.0%
1,475,000	2.63%, 02/29/16	1,575,023
62,410,000	2.38%, 03/31/16	65,769,405
33,626,000	4.63%, 11/15/16	39,602,483

Total U.S. Government Securities (Cost $98,586,540)		106,946,911

GOVERNMENT BONDS — 0.6%

CANADA — 0.1%
180,000	Province of Ontario Canada, 2.70%, 06/16/15	189,258

DENMARK — 0.2%
1,000,000	Kingdom of Denmark, 2.25%, 05/14/12	1,025,293

EGYPT — 0.3%
1,000,000	Egypt Government Aid Bonds, 4.45%, 09/15/15	1,142,990

Total Government Bonds (Cost $2,248,032)		2,357,541

OLD WESTBURY FUNDS, INC.
FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

INVESTMENT COMPANY — 0.6%
2,674,800	SEI Daily Income Trust Government II Fund, Class A, 0.01%(d)	$2,674,800

Total Investment Company (Cost $2,674,800)		2,674,800

TOTAL INVESTMENTS — 99.4% (Cost $398,177,298)(a)		424,851,114

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%		2,594,090

NET ASSETS — 100.0%		$427,445,204

(a)	Cost for federal income tax urposes is $400,485,831 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$26,702,079
Unrealized depreciation	(2,336,796)

Net unrealized appreciation	$24,365,283

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. The aggregate value of these securities is $53,534,459, which is 12.5% of net assets.

(c)	Zero coupon bond. The rate represents the yield at time of purchase.

(d)	Rate shown represents current yield at October 31, 2010.

AGM — Assured Guaranty Municipal Corp.
Cnv. — Convertible
COP — Certificates of Participation
GO — General Obligations
MTN — Medium Term Note
NATL-RE — Insured by National Public Finance Guarantee Corp.
OID — Original Issue Discount

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments	October 31, 2010

Principal Amount		Value

MUNICIPAL BONDS — 97.6%
Alabama — 0.2%
$1,000,000	Huntsville-Redstone Village Special Care Facilities Financing Authority Revenue Bonds, Series A, OID, 8.13%, 12/01/26(b)	$1,165,250

Arizona — 1.1%
350,000	Arizona State Board of Regents Revenue Bonds, Series 2008-C, OID, 5.88%, 07/01/24	405,675
800,000	Arizona State Transportation Board Grant Anticipation Refunding Revenue Bonds, Series A, 5.00%, 07/01/14	907,328
1,575,000	Arizona State Transportation Board Grant Anticipation Revenue Bonds, Series A 5.00%, 07/01/26	1,748,124
2,000,000	City of Tempe Water Utility Improvement GO, Series A 4.50%, 07/01/24	2,146,100
200,000	Maricopa County Community College District GO, Series C 5.00%, 07/01/20	235,814
2,500,000	Maricopa County Public Finance Corp. Public Improvement Revenue Bonds, Series A (AMBAC) 5.00%, 07/01/23	2,690,950
500,000	Phoenix Civic Improvement Corp. Refunding Revenue Bonds, Senior Lien, 5.50%, 07/01/24	570,270
250,000	University of Arizona Refunding COP, Series C, (AMBAC) 5.00%, 06/01/18	273,923

		8,978,184

California — 9.3%
3,000,000	California State Department of Water Resources Refunding Revenue Bonds, Series AG 4.25%, 12/01/23	3,256,260
600,000	California State Public Works Board Regents University Revenue Bonds, Series C-1 5.00%, 03/01/22	675,648
1,000,000	California State Public Works Board Regents University Revenue Bonds, Series E, OID, 5.00%, 04/01/34	1,035,360

Principal Amount		Value

California (continued)
$6,000,000	California State Public Works Board Regents University Revenue Bonds, Series F, OID, 5.00%, 04/01/34	$6,233,460
4,000,000	City of Los Angeles Refunding Revenue Bonds, Series A, 5.00%, 06/01/17	4,717,200
675,000	City of Los Angeles Resource Recovery Improvement Revenue Bonds, Series A 4.00%, 02/01/12	701,689
5,900,000	City of Los Angeles Resource Recovery Improvement Revenue Bonds, Series A 5.00%, 02/01/20	6,793,142
250,000	Golden State Tobacco Securitization Corp. Enhanced Asset-Backed Revenue Bonds, Series B, OID 5.63%, 06/01/13(b)	281,535
450,000	Golden State Tobacco Securitization Corp. Enhanced-Asset Backed Revenue Bonds, Series 2003 A1, OID 6.75%, 06/01/13(b)	519,678
360,000	Golden State Tobacco Securitization Corp. Enhanced-Asset Backed Revenue Bonds, Series B, OID 5.50%, 06/01/13(b)	404,262
300,000	Golden State Tobacco Securitization Corp. Enhanced-Asset Backed Revenue Bonds, Series B, OID 5.50%, 06/01/13(b)	336,885
350,000	Golden State Tobacco Securitization Corp. Enhanced-Asset Backed Revenue Bonds, Series B, OID, 5.63%, 06/01/13(b)(c)	394,149
305,000	Golden State Tobacco Securitization Corp. Enhanced-Asset Backed Revenue Bonds, Series B, OID, (AMBAC) 5.00%, 06/01/13(b)(c)	338,611
220,000	Golden State Tobacco Securitization Corp. Enhanced-Asset Backed Revenue Bonds, Series B, OID, (AMBAC) 5.00%, 06/01/13(b)	244,244

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount		Value

California (continued)
$1,715,000	Los Angeles Community College District 2008 Election Refunding GO, Series A, 6.00%, 08/01/33	$1,959,079
8,000,000	Los Angeles County Metropolitan Transportation Authority Refunding Revenue Bonds, Series A 5.00%, 07/01/26	8,908,560
6,370,000	Los Angeles Department of Water & Power Revenue Bonds, Sub-Series A-2, (AMBAC) 5.00%, 07/01/44	6,595,689
170,000	Los Angeles Unified School District 2005 Election GO, Series E, (AGM) 5.00%, 07/01/16	197,758
1,035,000	Los Rios Community College District 2002 Election GO, Series D 5.25%, 08/01/23	1,173,711
2,925,000	Los Rios Community College District 2008 Election GO, Series A 5.00%, 08/01/24	3,281,909
4,000,000	Orange County Water District Refunding COP 5.00%, 08/15/29	4,383,560
150,000	Placer County Water Agency Refunding COP, OID, (NATL-RE) 4.50%, 07/01/16	155,163
275,000	Pomona Public Financing Authority Revenue Bonds, Water Facilities Project, Series AY, (AMBAC) 5.00%, 05/01/18	302,635
12,000,000	State of California Refunding GO, Series A, (State GTY) 5.00%, 07/01/22	13,070,880
1,000,000	University of California Revenue Bonds, Series D, (NATL-RE, FGIC) 5.00%, 05/15/28	1,071,100
200,000	University of California Revenue Bonds, Series O, 5.00%, 05/15/19	236,856
5,500,000	University of California Revenue Bonds, Series O, OID 5.25%, 05/15/39	5,967,995

		73,237,018

Colorado — 0.3%
485,000	City of Longmont Sales & Use Tax Revenue Bonds, OID, 5.63%, 11/15/10(b)(c)	484,741

Principal Amount		Value

Colorado (continued)
$1,800,000	University of Colorado Refunding Revenue Bonds, Series A (NATL-RE) 4.50%, 06/01/21	$1,944,432

		2,429,173

Connecticut — 2.4%
285,000	Connecticut Housing Finance Authority Revenue Bonds, Housing Mortgage Financing Program, Sub-Series F-2, (GO of Authority) 6.00%, 11/15/38	297,341
4,700,000	Connecticut State Health & Educational Facility Authority Revenue Bonds, Series A-4 2.50%, 07/01/49(d)	4,941,768
170,000	State of Connecticut GO, Series C, 4.50%, 11/01/12	183,442
4,490,000	State of Connecticut Refunding Special Tax Bonds 2.00%, 11/01/12	4,604,495
8,290,000	State of Connecticut Refunding Special Tax Bonds 2.00%, 11/01/13	8,541,436
400,000	Town of Fairfield Refunding GO 5.00%, 07/01/19	484,012

		19,052,494

Florida — 8.3%
170,000	Florida Department of Transportation Revenue Bonds, Series A, 5.00%, 07/01/29	176,349
3,000,000	Florida State Board of Education Capital Outlay GO, Series E 4.60%, 06/01/23	3,186,240
10,000,000	Florida State Board of Education Capital Outlay Refunding GO, Series A, (NATL-RE, FGIC) 5.00%, 06/01/17	11,416,100
5,000,000	Florida State Board of Education Capital Outlay Refunding GO, Series C 5.00%, 06/01/23	5,664,150
12,150,000	Florida State Board of Education Capital Outlay Refunding GO, Series D 5.00%, 06/01/23	13,802,886
805,000	Florida State Board of Education Public Education GO, Series E, OID, (AGM) 5.00%, 06/01/26	835,051

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount		Value

Florida (continued)
$8,575,000	Florida State Board of Education Revenue Bonds, Series A, OID 5.50%, 07/01/27	$9,515,335
1,365,000	Florida State Board of Education School Improvement GO, Series A 4.00%, 01/01/23	1,428,950
1,725,000	Florida State Board of Education School Improvement GO, Series A 4.00%, 01/01/24	1,783,823
250,000	Hillsborough County Community Investment Tax Revenue Bonds, (AMBAC) 5.00%, 11/01/13	278,017
1,065,000	Hillsborough County Community Investment Tax Revenue Bonds, (AMBAC) 5.00%, 11/01/16	1,199,105
2,500,000	Miami-Dade County Airport Revenue Bonds, Series A-1, OID 5.38%, 10/01/35	2,590,250
1,400,000	Miami-Dade County Airport Revenue Bonds, Series A-1, OID 5.50%, 10/01/41	1,458,562
450,000	Miami-Dade County Water & Sewer Refunding Revenue Bonds, (XLCA) 5.00%, 10/01/18	516,987
2,000,000	Miami-Dade County Water & Sewer Refunding Revenue Bonds, (XLCA) 5.00%, 10/01/19	2,261,260
1,800,000	Miami-Dade County Water & Sewer Refunding Revenue Bonds, Series B, (AGM) 5.25%, 10/01/16	2,136,726
500,000	Palm Beach County Revenue Bonds, Series 2, OID, 5.25%, 11/01/25	555,770
900,000	Seminole County School Board COP, Series A, (AMBAC) 5.00%, 07/01/18	981,783
1,420,000	State of Florida Department of Transportation Refunding GO, Series B 5.00%, 07/01/21	1,628,555
3,180,000	State of Florida Department of Transportation Refunding GO, Series B 5.00%, 07/01/23	3,587,676

		65,003,575

Principal Amount		Value

Georgia — 1.7%
$3,650,000	County of Dekalb Water and Sewer Refunding Revenue Bonds, Series A 5.00%, 10/01/35	$3,753,295
1,250,000	Georgia State Road & Tollway Authority Federal Highway Grant Antic Buildings Revenue Bonds, Series A, 5.00%, 06/01/18	1,475,837
525,000	Gwinnett County Development Authority Refunding COP, Gwinnett Development Schools Project, (NATL-RE) 5.00%, 01/01/15	600,217
400,000	Gwinnett County Development Authority Refunding COP, Gwinnett Development Schools Project, (NATL-RE) 5.25%, 01/01/17	470,680
5,000,000	Gwinnett County Water & Sewerage Authority Revenue Bonds, Series A, (County GTY) 4.00%, 08/01/21	5,389,850
1,500,000	State of Georgia GO, Series B, 5.00%, 01/01/18	1,804,350

		13,494,229

Hawaii — 0.1%
500,000	State of Hawaii Refunding GO, Series DY 5.00%, 02/01/18	593,265

Illinois — 2.3%
500,000	Chicago Board of Education Dedicated GO, Series B, (AGM) 5.00%, 12/01/18	555,170
4,260,000	Chicago Metropolitan Water Reclamation District of Greater Chicago Refunding GO, 5.00%, 12/01/26	4,585,592
1,000,000	Chicago Park District Refunding GO, Series B 4.00%, 01/01/22	1,042,320
3,540,000	Chicago Park District Refunding GO, Series C, (AMBAC) 5.00%, 01/01/23	3,787,411
900,000	Chicago Transit Authority Federal Transit Revenue Bonds, (AMBAC) 5.00%, 06/01/21	958,599
100,000	City of Rockford GO, Series A, OID, (AGM) 5.38%, 12/15/13(b)	100,597

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount		Value

Illinois (continued)
$1,000,000	Cook County Community College District No. 524 Moraine Valley GO, Series B, (NATL-RE) 5.00%, 12/01/25	$1,086,110
85,000	Du Page County Community Unit School District No. 202 Lisle GO, OID, (AGM) 5.55%, 12/30/17(b)	85,712
260,000	Freeport Sewer System Improvements Refunding GO, OID, (AMBAC) 5.55%, 12/01/14(b)	263,669
3,500,000	State of Illinois Public Improvement Revenue Bonds 5.00%, 06/15/18	4,009,250
2,057,000	Village of Bolingbrook Refunding Special Tax, OID, (NATL-RE) 4.30%, 03/01/21	1,926,010

		18,400,440

Indiana — 2.2%
580,000	Anderson School Building Corp., First Mortgage Refunding Revenue Bonds, (AGM, State Aid Withholding) 5.00%, 01/15/16	665,202
1,490,000	Anderson School Building Corp., First Mortgage Refunding Revenue Bonds, (AGM, State Aid Withholding) 5.00%, 07/15/25	1,620,345
1,050,000	Avon Community School Building Corp., First Mortgage Refunding and Improvement Revenue Bonds, (AMBAC, State Aid Withholding) 5.00%, 07/15/16	1,196,989
650,000	Avon Community School Building Corp., First Mortgage Refunding and Improvement Revenue Bonds, (AMBAC, State Aid Withholding) 5.00%, 01/15/17	735,989
650,000	Decatur Township Marion County Multi-School Building Corp., First Mortgage Revenue Bonds, Series B, (AGM, State Aid Withholding) 5.00%, 07/15/18	736,385
315,000	East Allen Multi-School Building Corp., First Mortgage Refunding Revenue Bonds, (AGM, State Aid Withholding) 5.00%, 07/10/14	322,380

Principal Amount		Value

Indiana (continued)
$490,000	East Noble Facilities School Building Corp., First Mortgage Refunding Revenue Bonds, (NATL-RE, State Aid Withholding) 5.00%, 07/15/16	$567,944
510,000	Evansville Vanderburgh Public Leasing Corp., First Mortgage Refunding Revenue Bonds, (AMBAC) 5.25%, 07/15/17	567,263
460,000	Franklin Community Multi-School Building Corp., First Mortgage Revenue Bonds, (AGM, State Aid Withholding) 5.13%, 07/15/12(b)	475,474
1,070,000	Griffith Multi-School Building Corp., First Mortgage Refunding Revenue Bonds, (AGM, State Aid Withholding) 5.00%, 01/15/22	1,162,576
1,505,000	Hammond School Building Corp., First Mortgage Revenue Bonds, (NATL-RE) 5.00%, 07/15/23	1,611,825
175,000	Huntington Countywide School Building Corp. II, First Mortgage Revenue Bonds, (NATL-RE, State Aid Withholding) 5.38%, 07/15/16(b)	189,422
1,000,000	IPS Multi-School Building Corp. School Improvement Revenue Bonds, (NATL-RE) 5.00%, 01/15/13	1,085,210
700,000	Mount Vernon of Hancock County Multi-School Building Corp., First Mortgage Revenue Bonds, Series A, (State Aid Withholding) 5.25%, 01/15/14(b)	721,896
160,000	Northern Wells Community School Building Corp., First Mortgage Revenue Bonds, OID, (FGIC, State Aid Withholding) 5.00%, 01/15/16(b)	172,030
500,000	Plainfield Elementary School Building Corp., First Mortgage Refunding Revenue Bonds, (NATL-RE, School Board Resolution Funding) 5.00%, 07/15/18	547,075

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount		Value

Indiana (continued)
$715,000	Portage Township Multi-School Building Corp., First Mortgage Refunding Revenue Bonds, (NATL-RE, School Board Resolution Funding) 5.00%, 01/15/16	$826,154
735,000	Portage Township Multi-School Building Corp., First Mortgage Refunding Revenue Bonds, (NATL-RE, School Board Resolution Funding) 5.00%, 07/15/16	847,639
570,000	Portage Township Multi-School Building Corp., First Mortgage Refunding Revenue Bonds, (NATL-RE, School Board Resolution Funding) 5.00%, 07/15/17	660,054
200,000	Tippecanoe County Governmental Building Corp., First Mortgage Revenue Bonds, OID, (NATL-RE, FGIC) 5.00%, 01/15/19	215,798
765,000	Vigo County School Building Corp., First Mortgage Refunding Revenue Bonds, (AGM, State Aid Withholding) 5.00%, 01/10/16	887,729
1,000,000	Warsaw Multi-School Building Corp. Revenue Bonds (State Aid Withholding) 5.75%, 07/15/26	1,124,440
175,000	Wayne Township School Building Corp., Marion County First Mortgage Revenue Bonds, (NATL-RE, School Board Resolution Funding) 5.00%, 01/15/15	196,343
135,000	Westfield-Washington Elementary Building Corp., First Mortgage Revenue Bonds, OID, (FGIC, State Aid Withholding) 4.75%, 01/15/11	136,180

		17,272,342

Kentucky — 0.1%
1,000,000	Kentucky State Property & Buildings Commission Revenue Bonds, Project No. 88, (NATL-RE, FGIC) 5.00%, 11/01/15	1,154,260

Principal Amount		Value

Louisiana — 0.3%
$2,000,000	Louisiana Public Facilities Authority Hurricane Recovery Program Revenue Bonds, (AMBAC) 5.00%, 06/01/16	$2,249,900

Maine — 0.2%
850,000	Maine Health & Higher Educational Facilities Authority Refunding Revenue Bonds, Series A, (AMBAC) 5.00%, 07/01/16	957,669
115,000	Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series B, (AMBAC) 5.00%, 07/01/21(b)	136,972
285,000	Maine Health & Higher Educational Facilities Authority Un-Refunded Revenue Bonds, Series B, (AMBAC) 5.00%, 07/01/21	310,279

		1,404,920

Maryland — 1.1%
1,300,000	Maryland State Transportation Authority Revenue Bonds, Series A 5.00%, 07/01/23	1,499,108
1,000,000	State of Maryland Public Improvements GO, Series A 5.00%, 08/01/17	1,202,350
5,000,000	State of Maryland Refunding GO, Series B 5.00%, 03/01/21	5,947,050

		8,648,508

Massachusetts — 2.2%
4,900,000	Commonwealth of Massachusetts Public Improvement GO, Series B 4.00%, 06/01/12	5,169,157
5,000,000	Massachusetts Bay Transportation Authority Refunding Revenue Bonds, Series A 5.25%, 07/01/26	6,108,950
5,000,000	Massachusetts School Building Authority Revenue Bonds, Series A 4.35%, 08/15/25	5,263,700

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount		Value

Massachusetts (continued)
$800,000	Massachusetts State Water Pollution Abatement Revenue Bonds 4.00%, 08/01/12	$848,280

		17,390,087

Michigan — 1.3%
1,350,000	Central Montcalm Public Schools Refunding GO, (NATL-RE, Q-SBLF) 5.00%, 05/01/23	1,449,805
345,000	Clintondale Community Schools Refunding GO, (NATL-RE, Q-SBLF) 5.00%, 05/01/20	374,263
250,000	Detroit Water Supply System Revenue Bonds, Senior Lien, Series A, (FGIC) 5.00%, 07/01/13(b)	257,483
150,000	Jackson Public Schools School Building & Site Refunding GO, (AGM, Q-SBLF) 5.00%, 05/01/15	167,483
100,000	Oakland University Refunding Revenue Bonds, (AMBAC) 5.25%, 05/15/18	106,934
245,000	Portage Public Schools School Building & Site GO, (AGM) 5.00%, 05/01/14	258,673
700,000	State of Michigan Trunk Line Refunding Revenue Bonds, Series A, 5.25%, 11/01/13	783,797
265,000	Stockbridge Community Schools Refunding GO, (AGM, Q-SBLF) 5.00%, 05/01/21	288,524
5,715,000	University of Michigan Refunding Revenue Bonds, Series C 4.00%, 04/01/19	6,379,940
400,000	Zeeland Public Schools Building & Site GO, (Q-SBLF) 5.00%, 05/01/20(b)	409,240

		10,476,142

Minnesota — 0.1%
450,000	Minnesota Public Facilities Authority Clean Water Revenue Bonds, Series B, 5.00%, 03/01/16	529,843

Mississippi — 0.5%
1,810,000	Mississippi Development Bank Special Obligation Refunding Revenue Bonds 5.00%, 08/01/18	2,069,174

Principal Amount		Value

Mississippi (continued)
$1,000,000	State of Mississippi GO, Series A, 5.00%, 10/01/18	$1,190,270
890,000	University of Southern Mississippi Campus Facilities Improvements Project Revenue Bonds, 5.00%, 09/01/20	1,022,646

		4,282,090

Missouri — 0.3%
500,000	Jackson County Reorganized School District No. 4 Refunding GO, Series B, (State Aid Direct Deposit) 5.00%, 03/01/18	593,510
1,205,000	Missouri State Highways & Transit Commission Refunding Revenue Bonds, Senior Lien, 5.00%, 02/01/14	1,362,614

		1,956,124

Nevada — 1.7%
1,000,000	Clark County Improvement District No. 112 Special Assessment 5.00%, 08/01/34	1,009,040
500,000	Clark County School District GO, Series C, 5.00%, 06/15/18	574,340
3,000,000	Clark County School District GO, Series C, (NATL-RE) 5.00%, 06/15/22	3,259,920
2,000,000	Clark County School District Refunding GO, Series B, (NATL-RE, FGIC) 5.00%, 06/15/22	2,144,720
2,605,000	Clark County Water Reclamation District GO, Series A, 5.25%, 07/01/20	3,040,374
3,110,000	Las Vegas Valley Water District Refunding GO, Series A, (NATL-RE, FGIC) 5.00%, 06/01/20	3,349,283

		13,377,677

New Jersey — 3.8%
355,000	Bloomfield Township Board of Education Refunding GO, (School Board Resolution Funding) 4.00%, 03/01/17	389,463

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount		Value

New Jersey (continued)
$440,000	Bloomfield Township Board of Education Refunding GO, (School Board Resolution Funding) 4.00%, 03/01/19	$476,582
255,000	Denville Township Board of Education Refunding GO, (AGM, School Board Resolution Funding) 4.00%, 02/15/17	284,169
500,000	Harrison GO, (School Board Resolution Funding) 3.75%, 01/15/15	549,905
5,000,000	New Jersey Economic Development Authority School Facilities Construction Refunding Revenue Bonds, Series N-1, (AMBAC) 5.50%, 09/01/24	5,755,850
1,500,000	New Jersey Economic Development Authority School Facilities Construction Refunding Revenue Bonds, Series W, 5.00%, 03/01/18	1,706,550
770,000	New Jersey Economic Development Authority School Facilities Construction Revenue Bonds, Series CC-2 5.00%, 12/15/32	813,297
500,000	New Jersey Economic Development Authority School Facilities Construction Revenue Bonds, Series O, 5.00%, 03/01/18	547,300
15,000	New Jersey Environmental Infrastructure Trust Revenue Bonds, Series A 5.00%, 09/01/16(b)	17,993
1,185,000	New Jersey Environmental Infrastructure Trust Un-Refunded Revenue Bonds, Series A 5.00%, 09/01/16	1,410,494
5,145,000	New Jersey Sports & Exposition Authority Refunding Revenue Bonds, Series B, 5.00%, 09/01/18	5,881,095
1,375,000	New Jersey Transportation Trust Fund Authority Transportation Systems Refunding Revenue Bonds, Series B, (NATL-RE) 5.50%, 12/15/15	1,602,824
2,750,000	New Jersey Transportation Trust Fund Authority Transportation Systems Refunding Revenue Bonds, Series B-5 5.25%, 12/15/19	3,173,803

Principal Amount		Value

New Jersey (continued)
$1,000,000	New Jersey Transportation Trust Fund Authority Transportation Systems Revenue Bonds, Series A, (AGM-CR) 5.50%, 12/15/22	$1,157,480
335,000	New Milford School District Refunding GO, (School Board Resolution Funding) 4.00%, 08/15/15	368,463
440,000	New Milford School District Refunding GO, (School Board Resolution Funding) 4.00%, 08/15/16	484,788
360,000	New Milford School District Refunding GO, (School Board Resolution Funding) 4.00%, 08/15/17	395,140
750,000	Rahway School District School Improvements GO, Series A (School Board Resolution Funding) 3.50%, 02/15/18	812,115
1,450,000	Rahway School District School Improvements GO, Series A, OID (School Board Resolution Funding) 4.00%, 02/15/30	1,468,313
345,000	Tobacco Settlement Financing Corp., Asset Backed Revenue Bonds, OID 6.75%, 06/01/13(b)	399,382
115,000	Tobacco Settlement Financing Corp., Asset Backed Revenue Bonds, OID, 5.00%, 06/01/14(b)	123,311
1,200,000	Tobacco Settlement Financing Corp., Asset Backed Revenue Bonds, OID, 6.00%, 06/01/37(b)	1,305,588
535,000	Tobacco Settlement Financing Corp., Asset Backed Revenue Bonds, OID, 6.13%, 06/01/42(b)	583,123

		29,707,028

New Mexico — 0.5%
1,200,000	Albuquerque Bernalillo County Water Utility Authority Improvement Refunding Revenue Bonds, Series A1, 5.50%, 07/01/22	1,432,332
2,290,000	City of Las Cruces Refunding Revenue Bonds 4.00%, 06/01/25	2,397,653

		3,829,985

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount		Value

New York — 20.0%
$1,900,000	City of New York Public Improvement GO, Series D 5.00%, 11/01/21	$2,087,853
1,000,000	City of New York Refunding GO, Series E 3.00%, 08/01/12	1,040,340
4,150,000	City of New York Refunding GO, Series G, (NATL-RE) 5.00%, 08/01/18	4,685,143
500,000	Gates Chili Central School District Refunding GO, (State Aid Withholding) 2.50%, 06/15/11	506,680
550,000	Gates Chili Central School District Refunding GO, (State Aid Withholding) 2.50%, 06/15/12	566,335
2,610,000	Metropolitan Transportation Authority Revenue Bonds, Series B 5.25%, 11/15/23	2,971,929
2,000,000	Metropolitan Transportation Authority Revenue Bonds, Series B, OID, 5.00%, 11/15/34	2,126,960
4,570,000	New York City Health & Hospital Corp. Refunding Revenue Bonds, Series A, (GO of Corp.) 5.00%, 02/15/14	5,058,762
2,500,000	New York City Municipal Water Finance Authority Fiscal 2009 Revenue Bonds, Series A, 5.50%, 06/15/21	3,009,450
1,150,000	New York City Municipal Water Finance Authority Fiscal 2009 Revenue Bonds, Series A, OID, 5.75%, 06/15/40	1,307,642
5,000,000	New York City Municipal Water Finance Authority Fiscal 2010 Refunding Revenue Bonds, Series BB 5.00%, 06/15/27	5,573,250
1,500,000	New York City Municipal Water Finance Authority Refunding Revenue Bonds, Series CC, 5.00%, 06/15/29	1,632,495
6,000,000	New York City Municipal Water Finance Authority Refunding Revenue Bonds, Series D 5.00%, 06/15/38	6,328,020
5,700,000	New York City Municipal Water Finance Authority Revenue Bonds, Series DD, OID 5.75%, 06/15/40	6,461,064

Principal Amount		Value

New York (continued)
$4,725,000	New York City Transitional Finance Authority Public Improvement Revenue Bonds, Series B-3 4.00%, 11/01/13	$5,170,001
6,300,000	New York City Transitional Finance Authority Public Improvement Revenue Bonds, Series B-3 5.00%, 11/01/14	7,252,245
5,000,000	New York City Transitional Finance Authority Refunding Revenue Bonds, Series B 5.00%, 11/01/22	5,778,950
1,750,000	New York City Transitional Finance Authority Refunding Revenue Bonds, Series D 5.00%, 11/01/23	2,004,625
2,000,000	New York City Transitional Finance Authority Refunding Revenue Bonds, Series I-2 4.00%, 11/01/12	2,139,160
1,900,000	New York City Transitional Finance Authority Refunding Revenue Bonds, Series I-2 5.00%, 11/01/12	2,069,860
2,200,000	New York City Transitional Finance Authority Revenue Bonds, Series A 5.00%, 05/01/22	2,527,778
2,000,000	New York City Transitional Finance Authority Revenue Bonds, Series S-3, (State Aid Withholding) 5.25%, 01/15/25	2,233,920
3,000,000	New York Local Government Assistance Corp. Refunding Revenue Bonds, (GO of Corp.) 4.50%, 04/01/20	3,435,390
1,000,000	New York Power Authority Refunding Revenue Bonds, Series C, (NATL-RE) 5.00%, 11/15/15	1,173,840
450,000	New York State Dormitory Authority Cornell University Revenue Bonds, Series B 5.00%, 07/01/21	533,695
2,500,000	New York State Dormitory Authority Court Facilities Lease Refunding Revenue Bonds, Series A, (AMBAC) 5.50%, 05/15/31	2,865,550
2,000,000	New York State Dormitory Authority Economic Development & Housing Revenue Bonds, Series A, 4.00%, 12/15/16	2,264,880

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount		Value

New York (continued)
$3,000,000	New York State Dormitory Authority Education Revenue Bonds, Series A, 5.00%, 03/15/22	$3,438,540
1,000,000	New York State Dormitory Authority Education Revenue Bonds, Series A, OID, 5.00%, 03/15/38	1,063,150
550,000	New York State Dormitory Authority Mental Health Services Facilities Improvement Revenue Bonds, Series C, (NATL-RE, FGIC) 5.00%, 02/15/16	613,800
1,970,000	New York State Dormitory Authority Mental Health Services Facility Refunding Revenue Bonds, Series B 4.50%, 08/15/17	2,224,859
5,000,000	New York State Dormitory Authority Public Improvement Revenue Bonds, Series A, OID 5.00%, 02/15/34	5,349,300
500,000	New York State Dormitory Authority Refunding Mental Health Services Facilities Improvement Revenue Bonds, (Assured GTY) 5.00%, 02/15/19	573,630
2,500,000	New York State Dormitory Authority Refunding Revenue Bonds, Series A 5.00%, 08/15/18	2,906,825
4,650,000	New York State Dormitory Authority School Improvement Revenue Bonds, Series C 5.00%, 03/15/22	5,257,151
1,450,000	New York State Dormitory Authority State University Lease Revenue Bonds, 4.75%, 07/01/17	1,637,601
1,100,000	New York State Dormitory Authority Upstate Community Colleges Refunding Revenue Bonds, 6.00%, 07/01/31	1,237,973
1,000,000	New York State Environmental Facilities Corp. Multi Purpose Revenue Bonds OID 5.00%, 12/15/28	1,102,920
7,000,000	New York State Thruway Authority Highway Improvement Refunding Revenue Bonds 5.00%, 04/01/20	8,053,710

Principal Amount		Value

New York (continued)
$1,450,000	New York State Thruway Authority Highway Improvement Revenue Bonds 3.00%, 07/15/11	$1,476,839
1,900,000	New York State Thruway Authority Highway Improvement Revenue Bonds, Series B 5.00%, 04/01/21	2,174,512
4,680,000	New York State Thruway Authority Highway Improvement Revenue Bonds, Series B 5.00%, 04/01/27	5,133,913
400,000	New York State Thruway Authority Refunding Revenue Bonds, Series A, 5.00%, 03/15/17	470,868
5,000,000	New York State Thruway Authority Refunding Revenue Bonds, Series B 5.00%, 04/01/21	5,684,400
2,210,000	New York State Thruway Authority Second General Highway and Bridge Trust Fund Refunding Revenue Bonds, Series B, (AMBAC) 5.00%, 04/01/18	2,534,229
5,000,000	New York State Thruway Authority Transportation Revenue Bonds, Series A 5.00%, 03/15/21	5,774,900
820,000	New York State Thruway Authority Transportation Revenue Bonds, Series A 5.00%, 03/15/23	930,446
790,000	New York State Thruway Authority Transportation Revenue Bonds, Series A, 5.00%, 03/15/18	935,526
1,000,000	New York State Urban Development Corp. Refunding Revenue Bonds 5.25%, 01/01/23	1,113,110
5,000,000	New York State Urban Development Corp. Refunding Revenue Bonds, Series D 5.50%, 01/01/19	5,966,550
500,000	New York State Urban Development Corp. Refunding Revenue Bonds, Series D, 5.00%, 01/01/15	566,865

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount		Value

New York (continued)
$1,000,000	New York State Urban Development Corp. Refunding Revenue Bonds, Series D, OID, 5.25%, 01/01/21	$1,146,950
250,000	New York State Urban Development Corp. Refunding Revenue Bonds, Series D, OID, 5.50%, 01/01/24	282,375
1,000,000	New York State Urban Development Corp. Service Contract Refunding Revenue Bonds, (AGM) 5.00%, 01/01/15	1,140,220
5,385,000	New York State Urban Development Corp. State Personal Income Tax Revenue Bonds, Series B1, OID, 5.00%, 03/15/28	5,912,999

		157,509,978

North Carolina — 2.1%
300,000	Brunswick County GO, (NATL-RE, FGIC) 5.00%, 05/01/15(b)	312,999
1,655,000	Cabarrus County School Improvement COP 5.00%, 01/01/21	1,841,022
4,230,000	Cabarrus County School Improvement COP 5.00%, 01/01/25	4,592,384
160,000	City of Charlotte Refunding Revenue Bonds 5.00%, 07/01/21	187,437
1,285,000	Dare County COP, (NATL-RE, FGIC) 5.00%, 06/01/17	1,440,845
1,000,000	Union County Property Tax Refunding GO 5.00%, 03/01/22	1,203,630
5,955,000	Wake County Public Improvement Revenue Bonds 5.00%, 01/01/27	6,724,386

		16,302,703

Ohio — 1.0%
665,000	Greene County Governmental Enterprise Refunding Revenue Bonds, Series A, (NATL-RE) 5.25%, 12/01/21	793,352
2,365,000	Ohio State Building Authority Facilities Administration Building Project Refunding Revenue Bonds, Series B, (NATL-RE, FGIC) 5.00%, 10/01/18	2,799,994

Principal Amount		Value

Ohio (continued)
$400,000	Ohio State Department of Administrative Services Knowledge System COP, Series A, (NATL-RE) 5.00%, 09/01/16	$442,844
790,000	Ohio State University Revenue Bonds, Series A 4.25%, 12/01/24	830,219
1,000,000	Ohio State University Revenue Bonds, Series A, 4.00%, 12/01/17	1,113,900
2,000,000	State of Ohio Higher Education GO, Series B, 5.00%, 05/01/23	2,196,120

		8,176,429

Oregon — 0.6%
1,300,000	City of Portland Water System Refunding Revenue Bonds, Series A 5.00%, 05/01/17	1,550,380
3,000,000	Oregon State Department of Administrative Services COP, Series C 5.00%, 11/01/34	3,169,020

		4,719,400

Pennsylvania — 2.0%
1,585,000	Hempfield Area School District Refunding GO, Series B, (NATL-RE, FGIC, State Aid Withholding) 5.00%, 10/15/16	1,734,085
115,000	New Castle Area School District GO, OID, (NATL-RE, State Aid Withholding) 4.40%, 03/01/11	116,443
1,455,000	Pennsylvania Higher Educational Facilities Authority Temple University Refunding Revenue Bonds, (NATL-RE) 5.00%, 04/01/17	1,664,927
1,000,000	Pennsylvania Turnpike Commission Refunding Revenue Bonds, Series A, (AGM) 5.00%, 07/15/12	1,069,350
7,000,000	Philadelphia School District Refunding GO, Series C (State Aid Withholding) 5.00%, 09/01/18	7,809,620

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount		Value

Pennsylvania (continued)
$1,000,000	University of Pittsburgh of the Commonwealth Systems of Higher Education Revenue Bonds, University Capital Project, (GO of University) 5.50%, 09/15/37(d)	$1,117,190
2,315,000	West Chester Area School District GO, Series A, OID (AGM, State Aid Withholding) 4.50%, 05/15/27	2,431,861

		15,943,476

Puerto Rico — 0.7%
5,000,000	Puerto Rico Highway & Transportation Authority Refunding Revenue Bonds, Series AA 5.30%, 07/01/35(c)	5,048,550
190,000	Puerto Rico Highway & Transportation Authority Refunding Revenue Bonds, Series W, OID, 5.50%, 07/01/15	210,163

		5,258,713

South Carolina — 0.2%
650,000	Charleston Waterworks & Sewer Refunding Revenue Bonds, Series A, 5.00%, 01/01/24	741,943
1,000,000	Richland County School District No. 1 Refunding GO, (South Carolina State Department of Education) 5.00%, 03/01/23	1,155,470

		1,897,413

Texas — 22.6%
1,255,000	Alamo Community College District GO, Series A, (NATL-RE) 5.50%, 08/15/15	1,485,845
1,900,000	Aldine Independent School District GO, OID, (PSF-GTD) 4.25%, 02/15/25	2,007,217
2,500,000	Aldine Independent School District Refunding GO, (PSF-GTD) 4.50%, 02/15/22	2,699,800
4,405,000	Aldine Independent School District School Building GO, (PSF-GTD) 5.00%, 02/15/25	4,895,144

Principal Amount		Value

Texas (continued)
$1,260,000	Aledo Independent School District School Building GO, Series A, (PSF-GTD) 5.00%, 02/15/20	$1,386,617
110,000	Alief Independent School District GO, (PSF-GTD) 5.00%, 02/15/13(b)	111,488
3,050,000	Allen Independent School District School Improvement GO, (PSF-GTD) 5.00%, 02/15/22	3,546,296
1,600,000	Beaumont Independent School District GO, OID, (Assured GTY) 5.00%, 02/15/34	1,698,976
1,000,000	Belton Independent School District Refunding GO, OID, (PSF-GTD) 4.75%, 02/15/24	1,040,300
5,000,000	Belton Independent School District Refunding GO, OID, (PSF-GTD) 4.75%, 02/15/27	5,163,800
610,000	Bexar County GO, Series A 5.00%, 06/15/22	701,512
1,000,000	Bexar County GO, Series A 5.00%, 06/15/26	1,120,980
970,000	Bridgeport Independent School District Refunding GO, (PSF-GTD) 4.00%, 08/15/21	1,043,836
1,000,000	Bridgeport Independent School District Refunding GO, (PSF-GTD) 4.00%, 08/15/22	1,066,060
1,000,000	Brownsville Independent School District GO, (PSF-GTD) 5.50%, 08/15/18(b)	1,040,970
1,995,000	Brownwood Independent School District School Building Refunding GO, (NATL-RE, FGIC) 5.25%, 02/15/25	2,096,964
1,805,000	Brownwood Independent School District School Building Refunding GO, (NATL-RE, FGIC) 5.25%, 02/15/26	1,890,719
10,780,000	Canton Independent School District GO, (PSF-GTD) 5.00%, 02/15/37	11,336,356
100,000	City of Austin Refunding Sub Lien Revenue Bonds, (NATL-RE) 5.25%, 05/15/25	114,864
750,000	City of Dallas GO, OID, 5.00%, 02/15/25	833,453

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount		Value

Texas (continued)
$515,000	City of Denton Certificates of Obligation GO, (NATL-RE) 5.00%, 02/15/14	$576,218
895,000	City of El Paso Water & Sewer Refunding Revenue Bonds, (NATL-RE) 4.50%, 03/01/14	990,747
4,000,000	City of Houston Refunding Public Improvement GO, Series A, (NATL-RE) 5.25%, 03/01/14	4,546,520
3,000,000	City of Houston Refunding Public Improvement GO, Series A, (NATL-RE) 5.38%, 03/01/15	3,418,950
255,000	City of Laredo GO, OID, (FGIC) 5.38%, 08/15/20(b)	265,200
1,775,000	City of Lubbock Public Improvement GO 5.25%, 02/15/20	2,123,433
500,000	City of Richardson Refunding GO 4.00%, 02/15/12	523,015
1,280,000	City of Richardson Refunding GO, (NATL-RE) 5.25%, 02/15/20	1,422,643
1,630,000	City of San Antonio Un-Refunded GO, 5.25%, 08/01/13	1,831,713
1,500,000	Clint Independent School District School Building GO, Series A, (PSF-GTD) 5.00%, 08/15/28	1,644,225
190,000	Coppell Independent School District School Building GO, (NATL-RE) 5.00%, 08/15/15	218,965
315,000	Coppell Independent School District School Building GO, (NATL-RE) 5.00%, 08/15/16	367,107
100,000	Dallas Area Rapid Transit Senior Lien Sales Tax Refunding Revenue Bonds, (AMBAC) 5.00%, 12/01/17	117,149
1,500,000	Dallas Independent School District Refunding GO, (PSF-GTD) 4.25%, 02/15/21	1,672,770
245,000	Deer Park Independent School District Limited Tax GO, (AGM) 5.00%, 02/15/17	285,513
3,340,000	Denton County GO, OID 4.25%, 07/15/27	3,457,434

Principal Amount		Value

Texas (continued)
$2,420,000	DeSoto Independent School District Refunding GO, OID, Series B (PSF-GTD) 4.00%, 08/15/30	$2,435,488
1,000,000	DeSoto Independent School District Refunding GO, Series B (PSF-GTD) 4.00%, 08/15/22	1,065,840
695,000	DeSoto Independent School District Refunding GO, Series B (PSF-GTD) 4.00%, 08/15/24	725,309
1,570,000	DeSoto Independent School District Refunding GO, Series B (PSF-GTD) 4.00%, 08/15/29	1,581,320
245,000	El Paso County Refunding GO, (NATL-RE) 5.00%, 02/15/16	283,668
1,000,000	El Paso Independent School District GO, (PSF-GTD) 5.00%, 08/15/12	1,079,410
650,000	Fort Bend County Refunding GO, 5.00%, 03/01/24	722,715
1,460,000	Fort Bend Independent School District Refunding GO, (PSF-GTD) 5.00%, 08/15/25	1,664,707
500,000	Friendswood Independent School District Schoolhouse GO, (PSF-GTD) 5.00%, 02/15/23	561,145
1,095,000	Friendswood Water & Sewer Refunding Revenue Bonds, (AGM) 5.00%, 03/01/21	1,190,802
250,000	Frisco Independent School District School Building GO, Series A, (PSF-GTD) 6.13%, 08/15/21	309,933
350,000	Frisco Independent School District School Building GO, Series B, (NATL-RE) 5.50%, 07/15/13	392,245
3,000,000	Garland Independent School District Refunding GO, Series A 5.00%, 02/15/19	3,577,710
150,000	Giddings Independent School District School Building GO, Series A, OID, (PSF-GTD) 4.50%, 02/15/23	160,045
700,000	Grapevine Tax Increment Refunding GO, Series A, (NATL-RE) 5.00%, 08/15/17	779,681

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount		Value

Texas (continued)
$1,000,000	Grapevine Tax Increment Refunding GO, Series A, (NATL-RE) 5.00%, 08/15/19	$1,092,830
1,000,000	Harlandale Independent School District Refunding GO, (PSF-GTD) 5.00%, 08/15/35	1,045,740
730,000	Harris County Flood Control District Refunding GO, Series C, OID 5.00%, 10/01/23	827,178
4,000,000	Harris County Refunding GO, Series A 5.00%, 10/01/25	4,567,120
2,500,000	Harris County Refunding GO, Series A, 5.00%, 10/01/23	2,877,825
1,000,000	Harris County Refunding GO, Series B 5.00%, 10/01/24	1,136,080
2,500,000	Harris County Refunding GO, Series C 5.00%, 08/15/23	2,873,050
1,000,000	Harris County Refunding GO, Series C, (AGM) 5.25%, 08/15/19	1,214,740
375,000	Hays Consolidated Independent School District Refunding GO, (PSF-GTD) 5.25%, 08/15/18	424,601
500,000	Hidalgo County Certificates of Obligation GO, (NATL-RE) 4.50%, 08/15/19	532,690
2,990,000	Houston Community College System Student Fee Revenue Bonds, Senior Lien, (AGM) 5.25%, 04/15/21	3,380,703
2,975,000	Houston Independent School District Refunding GO, (PSF-GTD) 5.00%, 02/15/22	3,325,931
500,000	Joshua Independent School District Refunding GO, Series C (PSF-GTD) 5.45%, 02/15/16	565,165
560,000	McAllen Independent School District Refunding GO, (PSF-GTD) 5.00%, 02/15/16	638,506
440,000	Midland College District GO, (NATL-RE, FGIC) 5.00%, 02/15/24	469,810

Principal Amount		Value

Texas (continued)
$1,890,000	Monahans-Wickett-Pyote Independent School District School Building GO, (PSF-GTD) 5.00%, 02/15/25	$2,060,780
1,315,000	North East Independent School District Refunding GO, (PSF-GTD) 5.25%, 02/01/22	1,606,825
1,625,000	Northwest Independent School District GO, OID, (PSF-GTD) 4.75%, 02/15/27	1,684,849
700,000	Northwest Independent School District Refunding GO, (PSF-GTD) 4.50%, 02/15/18	778,022
300,000	Plano Independent School District GO, (PSF-GTD) 4.50%, 02/15/19	333,993
1,205,000	Prosper Independent School District School Building Refunding GO, (PSF-GTD) 5.00%, 02/15/25	1,325,355
525,000	Red Oak Independent School District School Building GO, (PSF-GTD) 5.00%, 08/15/18	614,617
410,000	Riesel Independent School District School Building GO, Series A, (PSF-GTD) 4.00%, 08/15/21	439,471
600,000	Riesel Independent School District School Building GO, Series A, (PSF-GTD) 4.00%, 08/15/24	625,260
500,000	Rockwall Independent School District School Building GO, (PSF-GTD) 4.75%, 02/15/15	575,015
450,000	San Jacinto Community College District Refunding GO, (AMBAC) 4.25%, 02/15/13	481,869
1,005,000	San Jacinto Community College District Refunding GO, (AMBAC) 4.25%, 02/15/14	1,096,586
3,000,000	San Jacinto Community College District School Improvement GO, OID 5.13%, 02/15/38	3,160,830
3,125,000	Socorro Independent School District GO, Series A, (PSF-GTD) 5.00%, 08/15/25	3,373,937

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount		Value

Texas (continued)
$1,500,000	Socorro Independent School District Refunding GO, (PSF-GTD) 5.25%, 08/15/13	$1,686,015
4,140,000	Socorro Independent School District Refunding GO, (PSF-GTD) 5.00%, 08/15/18	4,679,525
2,000,000	Spring Branch Independent School District Schoolhouse GO, (PSF-GTD) 5.25%, 02/01/38	2,166,680
2,705,000	Spring Independent School District GO, (PSF-GTD) 5.00%, 02/15/15	3,126,737
3,200,000	State of Texas GO, Series B 5.00%, 12/01/24	3,551,744
5,700,000	State of Texas Transportation GO, OID 4.65%, 04/01/25	6,098,715
2,340,000	State of Texas Water Financial Assistance GO, Series A, 5.00%, 08/01/27	2,589,561
1,200,000	State of Texas Water Financial Assistance GO, Series B 5.00%, 08/01/22	1,379,904
405,000	State of Texas Water Financial Assistance GO, Series B 5.00%, 08/01/23	465,535
1,025,000	State of Texas Water Financial Assistance GO, Series B 5.00%, 08/01/24	1,158,127
2,060,000	State of Texas Water Financial Assistance GO, Series B 5.00%, 08/01/30	2,263,240
1,000,000	State of Texas Water Financial Assistance GO, Series C 5.00%, 08/01/30	1,098,660
900,000	State of Texas Water Financial Assistance GO, Sub-Series A, 5.00%, 08/01/19	1,064,448
1,050,000	State of Texas Water Financial Assistance Refunding GO, Series A 5.00%, 08/01/23	1,182,741
1,070,000	Texas State Transportation Commission Revenue Bonds, First Tier, 5.00%, 04/01/17	1,271,438
1,690,000	Texas State University Systems University and College Improvement Revenue Bonds 5.00%, 03/15/17	1,989,417
1,000,000	Texas Tech University Refunding and Improvement Revenue Bonds, 12th Series, 5.00%, 02/15/22	1,137,040

Principal Amount		Value

Texas (continued)
$140,000	Travis County Public Road Improvement GO, OID 4.00%, 03/01/28	$142,078
115,000	Travis County Public Road Improvement GO, OID 4.00%, 03/01/29	116,051
120,000	Travis County Recreational Facilities Improvement GO, OID 4.00%, 03/01/28	122,728
140,000	Travis County Recreational Facilities Improvement GO, OID 4.00%, 03/01/29	142,377
2,120,000	University of North Texas Revenue Bonds, Series A 5.00%, 04/15/25	2,380,527
3,000,000	University of Texas Financing Systems Refunding Revenue Bonds, Series C, 5.00%, 08/15/16	3,559,380
1,610,000	University of Texas Financing Systems Refunding Revenue Bonds, Series E, 5.00%, 08/15/15	1,883,732
1,860,000	Victoria Independent School District School Improvement GO, (PSF-GTD) 5.00%, 02/15/26	2,028,107
1,095,000	Victoria Utility System, Water & Wastewater Authority Refunding Revenue Bonds, (AMBAC) 5.00%, 12/01/17	1,288,640
500,000	Waco Independent School District School Building Refunding GO, (PSF-GTD) 4.25%, 08/15/16	572,305
400,000	Ysleta Independent School District Building GO, (PSF-GTD) 5.00%, 08/15/25	435,756

		177,983,403

Utah — 0.5%
1,975,000	Alpine School District School Building GO, (School Board GTY) 5.00%, 03/15/21	2,290,467
125,000	South Jordan Water Refunding Revenue Bonds, (AMBAC) 5.00%, 11/01/15	143,895
1,000,000	Utah Transit Authority Sales Tax Revenue Bonds 5.00%, 06/15/27	1,103,710

		3,538,072

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount		Value

Virginia — 1.7%
$3,135,000	City of Richmond Refunding GO, Series A 5.00%, 07/15/26	$3,560,420
1,250,000	City of Richmond Refunding GO, Series A 5.00%, 07/15/28	1,401,475
2,530,000	Virginia College Building Authority Educational Facilities Refunding Revenue Bonds, 21st Century College & Equipment Programs, Series C, 4.00%, 02/01/15	2,812,272
2,570,000	Virginia College Building Authority Refunding Revenue Bonds, Series E-1 5.00%, 02/01/22	3,022,474
1,250,000	Virginia Public Building Authority Revenue Bonds, Series B 5.00%, 08/01/21	1,459,825
1,245,000	Virginia Public Building Authority Revenue Bonds, Series B, 5.00%, 08/01/14	1,423,608

		13,680,074

Washington — 5.9%
100,000	CDP-King County III Lease Refunding Revenue Bonds, King Street Center Project, (NATL-RE) 5.00%, 06/01/17	116,459
500,000	City of Kent Public Improvement GO, Series A 5.50%, 12/01/21	586,715
300,000	City of Puyallup Refunding Revenue Bonds, Series 2009B, 4.50%, 11/01/19	326,943
500,000	City of Seattle Refunding GO 5.00%, 12/01/24	564,365
1,500,000	City of Seattle Water & Wastewater Authority Refunding and Improvement Revenue Bonds, 5.00%, 02/01/22	1,688,775
100,000	Clark County Public Utility District No. 1 Generating System Refunding Revenue Bonds, (NATL-RE, FGIC) 5.00%, 01/01/13	107,947
4,500,000	Energy Northwest Columbia Generating Station Revenue Bonds, Series D, 5.00%, 07/01/21	5,056,920

Principal Amount		Value

Washington (continued)
$1,160,000	King County Public Transportation Sales Tax Refunding GO, 4.00%, 12/01/18	$1,307,332
9,000,000	King County School District No 401 Highline School Improvement GO, (AGM, School Board GTY) 5.00%, 12/01/26	9,810,180
520,000	King County School District No. 401 Highline Refunding GO, (School Board GTY) 5.00%, 12/01/20	618,472
1,550,000	King County School District No. 403 Renton Refunding GO, (School Board GTY) 4.00%, 12/01/19	1,703,605
1,500,000	King County School District No. 414 Lake Washington GO, (School Board GTY) 5.00%, 12/01/20	1,745,310
200,000	Pierce County School District No. 320 Sumner Refunding GO, (NATL-RE, FGIC, School Board GTY) 5.00%, 12/01/16	228,094
1,760,000	Pierce County School District No. 343 Refunding GO (School Board GTY) 4.00%, 12/01/17	1,973,928
250,000	Snohomish County School District No. 6 Mukilteo GO, OID, (School Board GTY) 5.35%, 12/01/10(b)(c)	250,156
1,335,000	Snohomish County Surface Water Management Refunding GO, Series A 5.00%, 12/01/21	1,535,584
2,000,000	State of Washington Department of Ecology Refunding COP, Series B, (AMBAC) 5.00%, 04/01/16	2,306,240
4,000,000	State of Washington Various Purpose Refunding GO, Series R-2006A, (AMBAC) 5.00%, 07/01/17	4,629,880
7,000,000	State of Washington Various Purpose Refunding GO, Series R-2011B 4.00%, 07/01/26	7,163,310
2,000,000	State of Washington Various Purpose Refunding GO, Series R-A, (AMBAC) 5.00%, 01/01/25	2,162,620

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount		Value

Washington (continued)
$2,005,000	University of Washington Refunding Revenue Bonds, 5.00%, 12/01/15	$2,356,497

		46,239,332

West Virginia — 0.0%
275,000	West Virginia University Revenue Bonds, Series A, (NATL-RE) 5.50%, 04/01/17	318,467

Wisconsin — 0.3%
135,000	Cedarburg School District Refunding GO, Series B, (AGM) 5.00%, 03/01/11(b)(c)	137,113
145,000	Cedarburg School District Refunding GO, Series B, (AGM) 5.00%, 03/01/11(b)(c)	147,269
150,000	Door County Corporate Purpose GO, Series A, OID, (FGIC) 5.25%, 09/01/20(b)	155,165
100,000	Fond Du Lac Refunding GO, (NATL-RE, FGIC) 4.75%, 03/01/15	109,927
130,000	Menomonee Falls Water Systems Mortgage Refunding Revenue Bonds, OID, (AGM) 4.60%, 12/01/10	129,999
55,000	Osceola School District GO, OID, Series A, (NATL-RE, FGIC) 5.13%, 05/01/17(b)	57,627
465,000	Osceola School District School Building GO, Series A, OID, (NATL-RE, FGIC) 5.13%, 05/01/17	477,239
775,000	Outagamie County Refunding GO, 5.50%, 04/01/14	826,227

		2,040,566

Total Municipal Bonds (Cost $731,935,062)		768,240,560

Shares		Value

INVESTMENT COMPANY — 3.0%

23,872,400	SEI Daily Income Trust Government II Fund, Class A, 0.01%(e)	$23,872,400

Total Investment Company (Cost $23,872,400)		23,872,400

TOTAL INVESTMENTS — 100.6% (Cost $755,807,462)(a)		792,112,960

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.6)%		(4,627,182)

NET ASSETS — 100.0%		$787,485,778

(a)	Cost for federal income tax purposes is $755,807,461 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$36,894,810
Unrealized depreciation	(589,312)

Net unrealized appreciation	$36,305,498

(b)

These securities are pre-refunded; the date shown represents the pre-refunded date. Bonds which are pre-refunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(c)	The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at the stated maturity date.

(d)	Variable rate security. Rate shown is the rate as of October 31, 2010.

(e)	Rate shown represents current yield at October 31, 2010.

AGM — Assured Guaranty Municipal Corp.
AMBAC — Insured by AMBAC Indemnity Corp.
COP — Certificates of Participation
FGIC — Insured by Financial Guaranty Insurance Corp.
GO — General Obligations
GTY — Guaranty
NATL-RE — Insured by National Public Finance Guarantee Corp.
OID — Original Issue Discount
PSF-GTD — Permanent School Fund Guarantee
Q–SBLF — Qualified-School Bond Loan Fund
XLCA — Insured by XL Capital Insurance

OLD WESTBURY FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2010

	U.S. LARGE CAP FUND	NON-U.S. LARGE CAP FUND	GLOBAL SMALL & MID CAP FUND

ASSETS:
Investments, at value	$537,192,556	$2,687,486,490	$4,139,154,017
Foreign currency, at value (Cost $0, $0, $8,436,135, $6,250,020, $0, $0 and $0, respectively)	—	—	8,443,294
Cash	76	42	57
Segregated cash for futures contracts (Note 4)	—	—	—
Dividends and interest receivable	320,255	8,804,700	3,295,220
Receivable for Fund shares sold	491,630	1,720,040	1,786,430
Receivable for investments sold	—	—	27,551,811
Unrealized appreciation on swap contracts	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	2,894,881
Variation margin	—	—	—
Prepaid expenses	20,050	32,182	42,851

Total Assets	538,024,567	2,698,043,454	4,183,168,561

LIABILITIES:
Cash due to broker on forward foreign currency exchange contracts	—	—	2,480,000
Cash due to broker on futures contracts	—	—	—
Cash due to broker on swap contracts (Note 4)	—	—	—
Written option contracts, at value (premium received $0, $0, $0, $5,794,995, $199,854,433, $0 and $0, respectively)	—	—	—
Payable for Fund shares redeemed	210,713	1,915,271	2,815,019
Payable for investments purchased	3,445,459	94,999,367	25,272,311
Payable for options contracts purchased	—	—	—
Unrealized depreciation on swap contracts	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	320,843
Deferred tax liability payable (Note 9)	—	—	757,165
Accrued expenses and other payables:
Investment advisory	295,888	1,481,699	2,295,899
Administration	22,504	102,908	163,099
Shareholder servicing fee	88,102	435,661	695,847
Custody	6,608	163,373	214,772
Directors	19	144	27
Legal and Audit	18,401	79,480	127,486
Other	17,942	68,345	111,575

Total Liabilities	4,105,636	99,246,248	35,254,043

NET ASSETS	$533,918,931	$2,598,797,206	$4,147,914,518

NET ASSETS consist of:
Capital paid-in	$560,541,180	$2,616,367,673	$3,051,681,726
Accumulated undistributed net investment income	1,899,763	21,319,001	14,007,621
Accumulated undistributed net realized gain/(loss) on investments, futures contracts, swap contracts, written options and foreign currency transactions	(71,974,374)	(400,582,313)	79,942,528
Net unrealized appreciation on investments, futures contracts, swap contracts, written options, foreign currency transactons and deferred taxes	43,452,362	361,692,845	1,002,282,643

NET ASSETS	$533,918,931	$2,598,797,206	$4,147,914,518

Net Asset Value, maximum offering price and redemption price per share	$11.48	$10.11	$14.78

Number of shares authorized	2,500,000,000	3,000,000,000	3,500,000,000

SHARES OF CAPITAL STOCK OUTSTANDING	46,506,094	256,933,386	280,736,153

INVESTMENTS, AT COST	$493,740,194	$2,326,325,813	$3,138,824,446

[a]	Consolidated Statement of Assets and Liabilities.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES - (Continued)
October 31, 2010

	GLOBAL OPPORTUNITIES FUND	REAL RETURN FUND[a]	FIXED INCOME FUND	MUNICIPAL BOND FUND

ASSETS:
Investments, at value	$4,002,563,414	$2,191,470,263	$424,851,114	$792,112,960
Foreign currency, at value (Cost $0, $0, $8,436,135, $6,250,020, $0, $0 and $0, respectively)	6,226,401	—	—	—
Cash	299,545	—	96	75
Segregated cash for futures contracts (Note 4)	13,371,400	25,358,509	—	—
Dividends and interest receivable	39,142,347	2,141,745	3,741,103	8,962,238
Receivable for Fund shares sold	2,666,220	922,840	196,863	509,100
Receivable for investments sold	15,274,770	14,403,833	—	11,912,532
Unrealized appreciation on swap contracts	34,258,927	41,843,595	—	—
Unrealized appreciation on forward foreign currency exchange contracts	25,340,350	—	—	—
Variation margin	608,328	3,072,498	—	—
Prepaid expenses	48,856	29,216	19,549	21,932

Total Assets	4,139,800,558	2,279,242,499	428,808,725	813,518,837

LIABILITIES:
Cash due to broker on forward foreign currency exchange contracts	3,959,978	—	—	—
Cash due to broker on futures contracts	—	2,463,855	—	—
Cash due to broker on swap contracts (Note 4)	25,010,000	28,392,500	—	—
Written option contracts, at value (premium received $0, $0, $0, $5,794,995, $199,854,433, $0 and $0, respectively)	7,960,000	249,412,450	—	—
Payable for Fund shares redeemed	2,360,205	878,630	6,550	25,000
Payable for investments purchased	36,842,081	—	1,095,000	25,545,913
Payable for options contracts purchased	—	385,246	—	—
Unrealized depreciation on swap contracts	10,742,812	23,118,979	—	—
Unrealized depreciation on forward foreign currency exchange contracts	15,550,770	—	—	—
Deferred tax liability payable (Note 9)	21,468	—	—	—
Accrued expenses and other payables:
Investment advisory	2,829,472	1,060,456	163,508	285,855
Administration	158,672	79,282	18,934	32,732
Shareholder servicing fee	676,709	322,151	36,335	66,156
Custody	58,699	29,496	5,451	9,923
Directors	139	68	89	15
Legal and Audit	132,665	110,003	15,047	25,445
Other	131,886	55,491	22,607	42,020

Total Liabilities	106,435,556	306,308,607	1,363,521	26,033,059

NET ASSETS	$4,033,365,002	$1,972,933,892	$427,445,204	$787,485,778

NET ASSETS consist of:
Capital paid-in	$3,778,860,435	$2,170,430,553	$400,826,554	$745,464,905
Accumulated undistributed net investment income	209,766,834	23,001,949	1,027,901	1,875,842
Accumulated undistributed net realized gain/(loss) on investments, futures contracts, swap contracts, written options and foreign currency transactions	(313,621,056)	(295,968,014)	(1,083,067)	3,839,533
Net unrealized appreciation on investments, futures contracts, swap contracts, written options, foreign currency transactons and deferred taxes	358,358,789	75,469,404	26,673,816	36,305,498

NET ASSETS	$4,033,365,002	$1,972,933,892	$427,445,204	$787,485,778

Net Asset Value, maximum offering price and redemption price per share	$7.99	$10.50	$11.94	$12.19

Number of shares authorized	3,500,000,000	3,500,000,000	2,000,000,000	2,000,000,000

SHARES OF CAPITAL STOCK OUTSTANDING	505,041,033	187,949,213	35,798,313	64,575,831

INVESTMENTS, AT COST	$3,683,003,895	$2,094,081,396	$398,177,298	$755,807,462

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2010

	U.S. LARGE CAP FUND	NON-U.S. LARGE CAP FUND	GLOBAL SMALL & MID CAP FUND

INVESTMENT INCOME:
Interest	$4,286	$109,204	$102,691
Dividends	6,823,069	50,757,018	54,726,697
Foreign tax withheld	(29,546)	(4,794,577)	(2,367,929)

Total investment income	6,797,809	46,071,645	52,461,459

EXPENSES:
Investment advisory fees	3,373,456	16,342,753	30,711,773
Shareholder servicing fees	765,558	3,547,746	5,750,150
Administration and Accounting fees	131,337	522,810	829,673
Custodian fees	410,226	3,031,642	2,482,152
Directors fees and expenses	34,408	159,831	258,540
Insurance premiums	17,700	32,153	43,142
Interest expense	—	—	3,424
Legal and Audit fees	43,540	184,153	296,637
Printing and postage fees	8,326	38,327	61,743
Registration fees	29,908	49,159	38,324
Transfer agent fees	64,974	252,853	400,963
Miscellaneous expenses	13,808	68,534	474,245

Total expenses	4,893,241	24,229,961	41,350,766
Expenses waived by Adviser and Shareholder Servicing Agent (Note 6)	(71,450)	(840,723)	(1,241,426)

Net expenses	4,821,791	23,389,238	40,109,340

NET INVESTMENT INCOME	1,976,018	22,682,407	12,352,119

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP AGREEMENTS, WRITTEN OPTIONS, FOREIGN CURRENCY TRANSACTIONS AND DEFERRED TAXES:
Net realized gains/(loss) on:
Investments	7,164,655	194,390,999	113,404,351
Futures contracts	—	—	1,761,124
Swap agreements	—	—	—
Written options	—	—	—
Foreign currency transactions	—	(142,105)	5,306,862
Net change in unrealized appreciation/depreciation on:
Investments	25,362,943	106,772,939	638,689,495
Futures contracts	—	—	8,316,318
Swap agreements	—	—	—
Written options	—	—	—
Foreign currency transactions	—	205,077	(636,462)
Deferred taxes on unrealized appreciation	—	—	878,625

Net realized and change in unrealized gain on investments, futures contracts, swap agreements, written options, foreign currency transactions and deferred taxes	32,527,598	301,226,910	767,720,313

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,503,616	$323,909,317	$780,072,432

[a]	Consolidated Statement of Operations.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2010 (Continued)

	GLOBAL OPPORTUNITIES FUND	REAL RETURN FUND[a]	FIXED INCOME FUND	MUNICIPAL BOND FUND

INVESTMENT INCOME:
Interest	$224,183,420	$10,712,172	$12,229,880	$25,049,498
Dividends	8,510,309	11,454,474	694	2,975
Foreign tax withheld	(989,369)	(519,483)	(7,220)	—

Total investment income	231,704,360	21,647,163	12,223,354	25,052,473

EXPENSES:
Investment advisory fees	36,643,383	14,529,419	1,663,109	2,923,043
Shareholder servicing fees	5,541,813	2,717,257	589,553	1,067,094
Administration and Accounting fees	804,405	445,016	108,106	175,887
Custodian fees	659,302	358,269	309,768	558,265
Directors fees and expenses	246,281	122,721	25,651	46,687
Insurance premiums	39,959	27,881	16,636	18,447
Interest expense	5,090	36,290	—	—
Legal and Audit fees	407,104	258,702	35,220	61,568
Printing and postage fees	73,491	29,436	6,264	10,954
Registration fees	84,050	37,326	34,128	47,822
Transfer agent fees	395,994	197,240	53,223	84,690
Miscellaneous expenses	238,230	87,237	31,131	64,198

Total expenses	45,139,102	18,846,794	2,872,789	5,058,655
Expenses waived by Adviser and Shareholder Servicing Agent (Note 6)	(3,412,040)	(308,684)	(369,580)	(668,261)

Net expenses	41,727,062	18,538,110	2,503,209	4,390,394

NET INVESTMENT INCOME	189,977,298	3,109,053	9,720,145	20,662,079

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP AGREEMENTS, WRITTEN OPTIONS, FOREIGN CURRENCY TRANSACTIONS AND DEFERRED TAXES:
Net realized gains/(loss) on:
Investments	130,161,092	132,158,773	1,875,881	5,416,818
Futures contracts	26,782,742	23,720,481	—	—
Swap agreements	669,848	79,246,130	—	—
Written options	—	(79,239,036)	—	—
Foreign currency transactions	44,989,401	(158,443)	—	—
Net change in unrealized appreciation/depreciation on:
Investments	124,490,929	100,160,349	13,361,130	21,128,811
Futures contracts	10,997,801	7,488,225	—	—
Swap agreements	25,019,913	(19,359,417)	—	—
Written options	(2,165,005)	(51,943,417)	—	—
Foreign currency transactions	8,121,358	—	—	—
Deferred taxes on unrealized appreciation	46,501	—	—	—

Net realized and change in unrealized gain on investments, futures contracts, swap agreements, written options, foreign currency transactions and deferred taxes	369,114,580	192,073,645	15,237,011	26,545,629

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$559,091,878	$195,182,698	$24,957,156	$47,207,708

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC. STATEMENTS OF CHANGES IN NET ASSETS

	U.S. LARGE CAP FUND

	FOR THE YEAR ENDED OCTOBER 31, 2010	FOR THE YEAR ENDED OCTOBER 31, 2009

FROM OPERATIONS:
Net investment income	$1,976,018	$2,493,557
Net realized gain/(loss) on investments and foreign currency transactions	7,164,655	(78,983,251)
Net change in unrealized appreciation/depreciation on investments, foreign currency transactions and deferred taxes	25,362,943	103,334,671

Net increase in net assets resulting from operations	34,503,616	26,844,977

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,299,138)	(1,330,978)

Net decrease in net assets from distributions	(1,299,138)	(1,330,978)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Net proceeds from sale of capital stock	146,204,828	142,312,523
Reinvestment of distributions	469,279	545,475
Net value of capital stock redeemed	(63,257,264)	(88,183,082)

Net increase/(decrease) in net assets resulting from capital stock transactions	83,416,843	54,674,916

Net increase in net assets	116,621,321	80,188,915
NET ASSETS:
Beginning of year	417,297,610	337,108,695

End of year	$533,918,931	$417,297,610

Undistributed net investment income	$1,899,763	$1,222,883

CAPITAL SHARE TRANSACTIONS:
Shares sold	13,034,395	14,998,479
Shares issued as reinvestment of distributions	41,603	62,555
Shares redeemed	(5,670,279)	(9,711,391)

Net increase/(decrease) in shares outstanding	7,405,719	5,349,643

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC. STATEMENTS OF CHANGES IN NET ASSETS - (Continued)

	NON-U.S. LARGE CAP FUND		GLOBAL SMALL & MID CAP FUND

	FOR THE YEAR ENDED OCTOBER 31, 2010	FOR THE YEAR ENDED OCTOBER 31, 2009	FOR THE YEAR ENDED OCTOBER 31, 2010	FOR THE YEAR ENDED OCTOBER 31, 2009

FROM OPERATIONS:
Net investment income	$22,682,407	$22,857,576	$12,352,119	$5,594,159
Net realized gain/(loss) on investments and foreign currency transactions	194,248,894	(398,552,983)	120,472,337	(12,131,124)
Net change in unrealized appreciation/depreciation on investments, foreign currency transactions and deferred taxes	106,978,016	636,156,791	647,247,976	576,634,321

Net increase in net assets resulting from operations	323,909,317	260,461,384	780,072,432	570,097,356

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(29,968,991)	(41,655,528)	(27,867,030)	(7,592,253)

Net decrease in net assets from distributions	(29,968,991)	(41,655,528)	(27,867,030)	(7,592,253)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Net proceeds from sale of capital stock	443,096,784	558,051,415	503,255,562	614,745,599
Reinvestment of distributions	10,741,364	17,469,737	8,380,459	7,483
Net value of capital stock redeemed	(193,217,513)	(450,033,142)	(335,460,019)	(899,667,895)

Net increase/(decrease) in net assets resulting from capital stock transactions	260,620,635	125,488,010	176,176,002	(284,914,813)

Net increase in net assets	554,560,961	344,293,866	928,381,404	277,590,290
NET ASSETS:
Beginning of year	2,044,236,245	1,699,942,379	3,219,533,114	2,941,942,824

End of year	$2,598,797,206	$2,044,236,245	$4,147,914,518	$3,219,533,114

Undistributed net investment income	$21,319,001	$28,747,690	$14,007,621	$22,907,670

CAPITAL SHARE TRANSACTIONS:
Shares sold	48,691,186	72,010,353	38,644,543	59,392,228
Shares issued as reinvestment of distributions	1,180,370	2,326,196	673,129	787
Shares redeemed	(21,283,467)	(59,604,256)	(25,769,593)	(91,452,090)

Net increase/(decrease) in shares outstanding	28,588,089	14,732,293	13,548,079	(32,059,075)

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC. STATEMENTS OF CHANGES IN NET ASSETS - (Continued)

	GLOBAL OPPORTUNITIES FUND		REAL RETURN FUND[a]

	FOR THE YEAR ENDED OCTOBER 31, 2010	FOR THE YEAR ENDED OCTOBER 31, 2009	FOR THE YEAR ENDED OCTOBER 31, 2010	FOR THE YEAR ENDED OCTOBER 31, 2009

FROM OPERATIONS:
Net investment income	$189,977,298	$92,201,649	$3,109,053	$33,901
Net realized gain/(loss) on investments, swap agreements, futures contracts, written options and foreign currency transactions	202,603,083	(303,224,920)	155,727,905	(320,772,706)
Net change in unrealized appreciation/depreciation on investments, futures contracts, written options, swap agreements, foreign currency transactions and deferred taxes	166,511,497	610,386,659	36,345,740	538,531,142

Net increase in net assets resulting from operations	559,091,878	399,363,388	195,182,698	217,792,337

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(73,969,343)	(95,083,145)	(14,908,523)	(33,384,683)
Capital gains	—	—	—	—

Net decrease in net assets from distributions	(73,969,343)	(95,083,145)	(14,908,523)	(33,384,683)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Net proceeds from sale of capital stock	732,705,248	1,691,059,077	324,129,235	336,224,458
Reinvestment of distributions	22,043,578	31,995,378	4,561,950	11,803,982
Net value of capital stock redeemed	(224,139,779)	(178,252,478)	(141,258,409)	(299,152,945)

Net increase in net assets resulting from capital stock transactions	530,609,047	1,544,801,977	187,432,776	48,875,495

Net increase in net assets	1,015,731,582	1,849,082,220	367,706,951	233,283,149
NET ASSETS:
Beginning of year	3,017,633,420	1,168,551,200	1,605,226,941	1,371,943,792

End of year	$4,033,365,002	$3,017,633,420	$1,972,933,892	$1,605,226,941

Undistributed net investment income	$209,766,834	$44,851,497	$23,001,949	$22,695,398

CAPITAL SHARE TRANSACTIONS:
Shares sold	100,071,106	277,977,483	33,569,676	40,072,295
Shares issued as reinvestment of distributions	3,135,644	5,613,224	465,981	1,453,692
Shares redeemed	(30,606,727)	(28,654,206)	(14,774,406)	(37,364,154)

Net increase in shares outstanding	72,600,023	254,936,501	19,261,251	4,161,833

[a]	Consolidated Statements of Changes in Net Assets.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC. STATEMENTS OF CHANGES IN NET ASSETS - (Continued)

	FIXED INCOME FUND		MUNICIPAL BOND FUND

	FOR THE YEAR ENDED OCTOBER 31, 2010	FOR THE YEAR ENDED OCTOBER 31, 2009	FOR THE YEAR ENDED OCTOBER 31, 2010	FOR THE YEAR ENDED OCTOBER 31, 2009

FROM OPERATIONS:
Net investment income	$9,720,145	$7,931,283	$20,662,079	$11,344,700
Net realized gain/(loss) on investments, swap agreements, futures contracts, written options and foreign currency transactions	1,875,881	3,204,573	5,416,818	270,392
Net change in unrealized appreciation/depreciation on investments, futures contracts,written options, swap agreements, foreign currency transactions and deferred taxes	13,361,130	11,265,149	21,128,811	21,275,559

Net increase in net assets resulting from operations	24,957,156	22,401,005	47,207,708	32,890,651

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(14,383,628)	(7,345,326)	(23,441,561)	(9,272,000)
Capital gains	(2,973,678)	(1,978,171)	—	—

Net decrease in net assets from distributions	(17,357,306)	(9,323,497)	(23,441,561)	(9,272,000)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Net proceeds from sale of capital stock	160,413,529	167,629,967	346,809,769	351,026,082
Reinvestment of distributions	7,739,478	5,142,523	5,533,367	3,262,740
Net value of capital stock redeemed	(55,195,470)	(50,406,574)	(115,665,383)	(77,369,693)

Net increase in net assets resulting from capital stock transactions	112,957,537	122,365,916	236,677,753	276,919,129

Net increase in net assets	120,557,387	135,443,424	260,443,900	300,537,780
NET ASSETS:
Beginning of year	306,887,817	171,444,393	527,041,878	226,504,098

End of year	$427,445,204	$306,887,817	$787,485,778	$527,041,878

Undistributed net investment income	$1,027,901	$3,825,529	$1,875,842	$4,655,324

CAPITAL SHARE TRANSACTIONS:
Shares sold	13,774,269	14,492,401	28,983,304	30,270,222
Shares issued as reinvestment of distributions	666,922	453,742	462,941	296,588
Shares redeemed	(4,708,713)	(4,354,697)	(9,669,504)	(6,707,646)

Net increase in shares outstanding	9,732,478	10,591,446	19,776,741	23,859,164

See Notes to Financial Statements.

Old Westbury Funds, Inc. U.S. Large Cap Fund Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$10.67	$9.99	$15.89	$13.83	$12.20

Investment operations:
Net investment income	0.05 [a]	0.07 [a]	0.09 [a]	0.07	0.06
Net realized and unrealized gains/(losses) on investments	0.79	0.65	(5.18)	2.05	1.62

Total from investment operations	0.84	0.72	(5.09)	2.12	1.68

Distributions:
Net investment income	(0.03)	(0.04)	(0.09)	(0.06)	(0.05)
Net realized gains	—	—	(0.72)	—	—

Total distributions	(0.03)	(0.04)	(0.81)	(0.06)	(0.05)

Net asset value, end of year	$11.48	$10.67	$9.99	$15.89	$13.83

Total return	7.9%	7.3%	(33.6)%	15.4%	13.8%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$533,919	$417,298	$337,109	$489,157	$396,493
Ratio of expenses to average net assets before expense waivers	1.01%	1.03%	1.03%	1.04%	1.06%[b]
Ratio of expenses to average net assets after expense waivers	1.00%	1.00%	1.00%	1.01%	1.06%
Ratio of net investment income to average net assets	0.41%	0.75%	0.63%	0.48%	0.47%
Portfolio turnover rate	64%	68%	95%	43%	56%

[a]	Calculated using the average shares method for the period.

[b]	There were no voluntary fee reductions during the period.

See Notes to Financial Statements.

Old Westbury Funds, Inc. Non-U.S. Large Cap Fund Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$8.95	$7.96	$15.04	$13.59	$11.23

Investment operations:
Net investment income	0.09 [a]	0.11 [a]	0.19 [a]	0.17	0.14
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	1.20	1.08	(5.69)	2.24	2.30

Total from investment operations	1.29	1.19	(5.50)	2.41	2.44

Distributions:
Net investment income	(0.13)	(0.20)	(0.17)	(0.17)	(0.08)
Net realized gains	—	—	(1.41)	(0.79)	—

Total distributions	(0.13)	(0.20)	(1.58)	(0.96)	(0.08)

Net asset value, end of year	$10.11	$8.95	$7.96	$15.04	$13.59

Total return	14.6%	15.5%	(40.5)%	18.5%	21.9%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$2,598,797	$2,044,236	$1,699,942	$2,173,900	$1,915,043
Ratio of expenses to average net assets before expense waivers	1.09%	1.11%	1.11%	1.11%[b]	1.14%[b]
Ratio of expenses to average net assets after expense waivers	1.05%	1.05%	1.10%	1.11%	1.14%
Ratio of net investment income to average net assets	1.02%	1.36%	1.72%	1.15%	1.17%
Portfolio turnover rate	64%	86%	66%	44%	50%

[a]	Calculated using the average shares method for the period.

[b]	There were no voluntary fee reductions during the period.

See Notes to Financial Statements.

Old Westbury Funds, Inc. Global Small & Mid Cap Fund Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$12.05	$9.83	$15.45	$12.94	$10.69

Investment operations:
Net investment income	0.04 [a]	0.02 [a]	0.08 [a]	0.09	0.07
Net realized and unrealized gains/(losses) on investments, foreign currency transactions and deferred taxes	2.79	2.23	(4.53)	2.93	2.21

Total from investment operations	2.83	2.25	(4.45)	3.02	2.28

Distributions:
Net investment income	(0.10)	(0.03)	(0.07)	(0.11)	(0.02)
Net realized gains	—	—	(1.10)	(0.40)	(0.01)

Total distributions	(0.10)	(0.03)	(1.17)	(0.51)	(0.03)

Net asset value, end of year	$14.78	$12.05	$9.83	$15.45	$12.94

Total return	23.7%	22.9%	(30.4)%	24.1%	21.4%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$4,147,915	$3,219,533	$2,941,943	$906,621	$698,492
Ratio of expenses to average net assets before expense waivers	1.14%[b]	1.11%[b]	1.12%	1.13%[c]	1.15%[c]
Ratio of expenses to average net assets after expense waivers and excluding interest expense	1.11%	1.11%	1.11%	1.13%	1.15%
Ratio of net investment income to average net assets	0.34%	0.21%	0.66%	0.62%	0.60%
Portfolio turnover rate	39%	30%	36%	35%	39%

[a]	Calculated using the average shares method for the period.

[b]

When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense back to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expense ratio.

[c]	There were no voluntary fee reductions during the period.

See Notes to Financial Statements.

Old Westbury Funds, Inc. Global Opportunities Fund Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31, 2010	YEAR ENDED OCTOBER 31, 2009	PERIOD ENDED 10/31/08[a]

Net asset value, beginning of period	$6.98	$6.58	$10.00

Investment operations:
Net investment income	0.40 [b]	0.30 [b]	0.16 [b]
Net realized and unrealized gains/(losses) on investments, futures contracts, swap agreements, written options, foreign currency transactions and deferred taxes	0.78	0.65	(3.56)

Total from investment operations	1.18	0.95	(3.40)

Distributions:
Net investment income	(0.17)	(0.55)	(0.02)

Total distributions	(0.17)	(0.55)	(0.02)

Net asset value, end of period	$7.99	$6.98	$6.58

Total return	17.2%	16.3%	(34.0)%[c]

Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$4,033,365	$3,017,633	$1,168,551
Ratio of expenses to average net assets before expense waivers	1.30%[d]	1.33%[d]	1.36%[e]
Ratio of expenses to average net assets after expense waivers and excluding interest expense	1.20%	1.22%	1.35%[e]
Ratio of net investment income to average net assets	5.46%	4.70%	1.98%[e]
Portfolio turnover rate	62%	111%	145%[c]

[a]	For the period from November 28, 2007 (commencement of operations) to October 31, 2008.

[b]	Calculated using the average shares method for the period.

[c]	Not Annualized.

[d]

When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense back to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expense ratio.

[e]	Annualized.

See Notes to Financial Statements.

Old Westbury Funds, Inc. Real Return Fund Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,

	2010[a]	2009[a]	2008	2007	2006

Net asset value, beginning of year	$9.52	$8.34	$13.73	$11.68	$10.41

Investment operations:
Net investment income	0.02 [b]	0.00 [b,c]	0.21 [b]	0.24	0.17
Net realized and unrealized gains/(losses) on investments, futures contracts, swap agreements, written options and foreign currency transactions	1.05	1.39	(4.50)	3.00	1.31

Total from investment operations	1.07	1.39	(4.29)	3.24	1.48

Distributions:
Net investment income	(0.09)	(0.21)	(0.11)	(0.29)	(0.15)
Net realized gains	—	—	(0.99)	(0.90)	(0.06)

Total distributions	(0.09)	(0.21)	(1.10)	(1.19)	(0.21)

Net asset value, end of year	$10.50	$9.52	$8.34	$13.73	$11.68

Total return	11.3%	17.1%	(34.2)%	29.8%	14.4%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$1,972,934	$1,605,227	$1,371,944	$1,796,484	$1,264,707
Ratio of expenses to average net assets before expense waivers	1.10%[d]	1.10%[d]	1.25%[d]	1.25%[d]	1.10%
Ratio of expenses to average net assets after expense waivers and excluding interest expense	1.08%	1.10%	1.08%	1.09%	1.10%
Ratio of net investment income to average net assets	0.18%	0.00%[e]	1.54%	1.97%	1.81%
Portfolio turnover rate	64%	75%	88%	36%	56%

[a]	Consolidated Financial Highlights.

[b]	Calculated using the average shares method for the period.

[c]	Less than $0.01 or $(0.01) per share.

[d]

When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense back to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expense ratio.

[e]	Less than 0.01%.

See Notes to Financial Statements.

Old Westbury Funds, Inc. Fixed Income Fund Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$11.77	$11.08	$10.88	$10.79	$10.78

Investment operations:
Net investment income	0.31 [a]	0.38 [a]	0.44	0.42	0.44
Net realized and unrealized gains/(losses) on investments	0.45	0.83	0.22	0.14	(0.02)

Total from investment operations	0.76	1.21	0.66	0.56	0.42

Distributions:
Net investment income	(0.48)	(0.39)	(0.44)	(0.47)	(0.38)
Net realized gains	(0.11)	(0.13)	(0.02)	—	(0.03)

Total distributions	(0.59)	(0.52)	(0.46)	(0.47)	(0.41)

Net asset value, end of year	$11.94	$11.77	$11.08	$10.88	$10.79

Total return	6.7%	11.1%	6.2%	5.4%	4.0%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$427,445	$306,888	$171,444	$139,005	$98,267
Ratio of expenses to average net assets before expense waivers	0.78%	0.80%	0.82%	0.84%	0.87%[b]
Ratio of expenses to average net assets after expense waivers	0.68%	0.70%	0.70%	0.73%	0.87%
Ratio of net investment income to average net assets	2.63%	3.31%	3.92%	4.22%	4.07%
Portfolio turnover rate	26%	37%	36%	59%	72%

[a]	Calculated using the average shares method for the period.

[b]	There were no voluntary fee reductions during the period.

See Notes to Financial Statements.

Old Westbury Funds, Inc. Municipal Bond Fund Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$11.76	$10.82	$11.21	$11.27	$11.20

Investment operations:
Net investment income	0.37 [a]	0.37 [a]	0.37 [a]	0.35	0.33
Net realized and unrealized gains/(losses) on investments	0.49	0.91	(0.41)	(0.04)	0.14

Total from investment operations	0.86	1.28	(0.04)	0.31	0.47

Distributions:
Net investment income	(0.43)	(0.34)	(0.35)	(0.37)	(0.30)
Net realized gains	—	—	—	—	(0.10)

Total distributions	(0.43)	(0.34)	(0.35)	(0.37)	(0.40)

Net asset value, end of year	$12.19	$11.76	$10.82	$11.21	$11.27

Total return	7.4%	12.1%	(0.5)%	2.8%	4.3%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$787,486	$527,042	$226,504	$165,505	$116,442
Ratio of expenses to average net assets before expense waivers	0.76%	0.79%	0.81%	0.84%	0.86%[b]
Ratio of expenses to average net assets after expense waivers	0.66%	0.69%	0.70%	0.74%	0.86%
Ratio of net investment income to average net assets	3.09%	3.21%	3.32%	3.32%	3.05%
Portfolio turnover rate	20%	10%	47%	50%	52%

[a]	Calculated using the average shares method for the period.

[b]	There were no voluntary fee reductions during the period.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2010

1.	Organization:

Old Westbury Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on August 26, 1993 and commenced operations on October 22, 1993. The Corporation is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Corporation’s Articles of Incorporation permit the Corporation’s Board of Directors (the “Board”) to create an unlimited number of series, each with one or more separate classes of shares. At October 31, 2010, the Corporation consisted of seven separate investment portfolios (each series individually referred to as a “Fund” and collectively as the “Funds”) shown below:

Fund Name	Investment Objective

Old Westbury U.S. Large Cap Fund (“U.S. Large Cap Fund”)	Long-term capital appreciation.
Old Westbury Non-U.S. Large Cap Fund (“Non-U.S. Large Cap Fund”)	Long-term capital appreciation.
Old Westbury Global Small & Mid Cap Fund (“Global Small & Mid Cap Fund”)	Long-term capital appreciation.
Old Westbury Global Opportunities Fund (“Global Opportunities Fund”)	Long-term capital appreciation.
Old Westbury Real Return Fund (“Real Return Fund”)	Real capital appreciation in inflationary environments.
Old Westbury Fixed Income Fund (“Fixed Income Fund”)	Total return (consisting of current income and capital appreciation).
Old Westbury Municipal Bond Fund (“Municipal Bond Fund”)	Total return (consisting of current income that is exempt from regular federal income tax and capital appreciation).

The Corporation has authorized a total of 20 billion shares of common stock (par value $0.001 per share).

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties for the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Corporation. However, based on experience, the Corporation expects the risk of loss to be remote.

2.	Basis for Consolidation for the Real Return Fund:

The consolidated financial statements of the Real Return Fund include the financial results of its wholly-owned subsidiary (organized under the laws of the Cayman Islands), OWF Real Return Fund, Ltd. (the “Subsidiary”). All material intercompany accounts and transactions have been eliminated. The Subsidiary commenced operations on November 7, 2008. The Real Return Fund commenced reporting on a consolidated basis as of such commencement date in accordance with the accounting rules relating to reporting of a wholly-owned subsidiary. The Real Return Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary participates in the same investment goal as the Real Return Fund. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Real Return Fund) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Real Return Fund. The portion of the Real Return Fund’s or Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial. To the extent of the Real Return Fund’s investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. As of October 31, 2010, the Real Return Fund held $492,473,760 in the Subsidiary, representing 24.96% of the Real Return Fund’s net assets.

3.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Corporation in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the U.S. (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

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October 31, 2010

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

A. Valuation of Investments. Securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined, and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). If there has been no sale on such day, the security is valued at the mean of the closing bid and asked prices. If no bid or asked prices are quoted, or if events or circumstances that could materially affect the value of such Funds’ securities have occurred, then the security is valued at a fair value determined in accordance with procedures approved by the Board. Securities traded on more than one national securities exchange are valued at the last sale price on the exchange representing the principal market for such securities. Investments in open-end investment companies are valued at the most recently calculated net asset value.

Securities traded in the over-the-counter market are valued at the mean of the current bid and asked prices from such sources as the Board deems appropriate to reflect their fair value.

U.S. government obligations and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. Vendors base their valuations on a number of factors, including, but not limited to, actual transaction data, benchmark yields, market bids, market offers, quotations from dealers, credit risk spreads, interest rate spreads, proprietary pricing models, and other relationships observed in markets of comparable securities.

All other investment assets and liabilities, including derivatives, restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Board designed to reflect, in good faith, the fair value of such securities or other assets and liabilities. Real assets (i.e., assets not constituting securities or securities whose value is determined by underlying real assets), including collectibles such as coins, for which there is no readily available market quotation will be valued on the basis of appraised value as determined by an independent appraiser selected by the Adviser. Appraisals will be obtained on an ongoing, periodic basis in order to assure current valuations; appraisals generally will be obtained not less frequently than quarterly and appraised values may be updated between appraisals on the basis of reported industry benchmarks. Derivative contracts and instruments will be valued on the basis of industry-standard pricing information, including counterparty valuation quotations and generally available dealer quotations, subject to the review and confirmation by the Adviser where appropriate. The Pricing Committee of the Board of Directors reviews pricing methodologies for derivatives on a quarterly basis.

Fair value methods used by the Board include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the investments are purchased and sold.

In the event of a change in the S&P 500 Index that is greater than predetermined levels approved by the Board, the Funds may use a pricing service authorized by the Board that has been designated to determine fair value. The Funds that invest in investments that trade in non-U.S. markets may use a systematic fair valuation model provided by an independent third party vendor to value its non-U.S. investments. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include: government actions; natural disaters; armed conflict; act of terrorism and similar situations; and significant market fluctuations. The Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Funds’ procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold.

B. Foreign Currency Transactions. The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Funds denominated in a foreign currency, if any, are translated into U.S. dollars at

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October 31, 2010

current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Foreign security and currency transactions may involve certain risks not typically associated with those of U.S. companies, including the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

C. Collectibles. The Real Return Fund may invest in Collectibles, which are rare objects collected by investors. They can include stamps, coins, books, oriental rugs, antiques, sports and other memorabilia, photographs, art and wine. Collectibles are generally expected to rise in value during inflationary periods when investors are trying to move to assets viewed as an inflation hedge. Generally, collectibles can be expected to drop in value during periods of low inflation. Collectible trading for profit is subject to certain risks and other considerations, including that collectibles: (i) have limited buying and selling markets; (ii) are often bought and sold at auction and subject to buyer and/or seller premiums; (iii) experience periods of high and low demand; (iv) must be insured, physically held and properly maintained; (v) may need to have their authenticity and provenance verified from time to time; and (vi) may not have accurate market valuations available. The values of the collectible coins and sets of coins held by the Real Return Fund are appraised on a quarterly basis by an independent professional coin appraiser, who uses market auction data among other factors, to determine each coin’s and set of coins current value. Between these quarterly appraisals, each coin and set of coins is valued weekly via information in the Coin Dealer Newsletter based on the price movement of a basket of like coins identified by Bessemer Investment Management LLC the (“Adviser”). The Real Return Fund does not currently intend to invest more than 5% of its total assets in Collectibles. As of October 31, 2010, the Real Return Fund held $52,166,973, or 2.64% of net assets, in Collectibles.

D. Commodities. The Real Return Fund and its Subsidiary may invest in commodities. In order to gain exposure to the commodities markets, the Real Return Fund, through its Subsidiary, may invest directly in physical commodities in addition to indirect investments in commodities-linked or related instruments. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

E. Inflation-Protected Securities. The Funds may invest in inflation-protected securities, which unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on the changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

F. When-Issued and Delayed Delivery Securities. The Funds may purchase or sell securities that they are entitled to receive on a when-issued basis. The Funds may also purchase or sell securities on a delayed delivery basis. When-issued and delayed delivery securities involve risk that the security the Fund buys will lose value prior to its delivery. There is also a risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

G. Loan Participations and Assignments. The Global Opportunities Fund, Real Return Fund and Fixed Income Fund may invest in fixed or floating rate loans to U.S. companies, foreign entities, and U.S. subsidiaries of foreign entities made by one

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October 31, 2010

or more financial institutions. The rate of interest on a fixed-rate loan is generally a set amount. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally LIBOR, the CD rate of a designated U.S. bank, the prime rate of a designated U.S. bank, the Federal Funds rate, or another base lending rate used by commercial lenders. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower. A Fund may invest in loans that are investment grade, below investment grade (“junk”), or not rated by any nationally recognized statistical ratings organization. Loans that are rated lower than investment grade typically entail default and other risks greater than those associated with higher-rated loans. Generally, the lower the rating category, the riskier the investment. Typically, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Currently, the Global Opportunities Fund intends to invest in loans that are below investment grade and, to a lesser extent, unrated loans. The Global Opportunities Fund’s investments in loans are expected in most instances to be in the form of assignments. Generally, when a Fund purchases an assignment of a loan from a lender it will step into the position of the lender and acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The assignability of certain obligations may be restricted by the governing documentation as to the nature of the assignee such that the only way in which a Fund may acquire an interest in a loan is by purchasing a participation of interest and not an assignment. The Fund may have difficulty disposing of assignments and participation interests given these limitations and other factors.

H. Credit Enhancements. Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; and third party insurance (i.e., AMBAC and FGIC). The value of the obligations may be affected by changes in credit worthiness of the entities that provide any supporting letters of credit or other credit enhancements. The value of the obligations also will be affected by the exhaustion, termination or expiration of any credit enhancement.

I. Restricted and Illiquid Securities. The Funds may purchase securities which are subject to legal or contractual delays, restrictions, and costs on resale. Because of time limitations, the Funds might not be able to dispose of these securities at reasonable prices or at times advantageous to the Fund. Each Fund intends to limit the purchase of securities which have not been determined by the Adviser to be liquid, together with other securities considered to be illiquid, including repurchase agreements providing for settlement in more than seven days after notice, to not more than 15% of its net assets.

J. Security Transactions and Related Investment Income. Security transactions are accounted for no later than the first net asset value calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Funds are informed of the dividends. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is recognized on an accrual basis for each of the Funds and includes where applicable, the amortization of premiums and accretion of discounts.

K. Interest Expense. When cash balances are overdrawn, the Funds are charged by Bessemer Trust Company an overdraft fee equal to 2.25% above the federal funds rate on outstanding balances. Citibank, N.A. charges 2.00% above the London InterBank Offered Rate for any overdrawn cash balances. These amounts, if any, are included in “interest expense” in the Statements of Operations.

L. Distributions to Shareholders. Distributions from net investment income, if any, generally are declared and paid semi-annually for the Global Opportunities Fund, Real Return Fund, Fixed Income Fund and Municipal Bond Fund and at least annually for the U.S. Large Cap Fund, Global Small & Mid Cap Fund and Non-U.S. Large Cap Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

M. Expenses. Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Corporation are prorated to each Fund on the basis of relative net assets or another reasonable basis.

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NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2010

4.	Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Funds’ Statements of Assets and Liabilities.

5.	Derivative Instruments:

The Funds engage in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities or commodities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or commodity or if the counterparty does not perform under the contract. The Funds may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Fund and each of its counterparties. The ISDA Master Agreement allows each Fund to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $1,000,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

The Funds’ maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds. For over-the-counter purchased options, the Funds bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Written options by the Funds do not give rise to counterparty credit risk, as written options obligate the Funds to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate or require full collateralization of derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Funds to post additional collateral or accelerate payment of any net liability owed to the counterparty. As of October 31, 2010, all derivatives in a net liability position are fully collateralized. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

When counterparties post cash collateral with respect to various derivative transactions, the Fund invests the collateral and receives interest income and pays interest expense to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in a Fund’s overall expenses and expense ratio in the Financial Highlights.

The primary difference in risks associated with over-the-counter contracts and exchange-traded contracts is credit and liquidity risks. Over-the-counter contracts as bilateral arrangements, contain credit risk from various counterparties for any unrealized gains for the duration of the contract. The credit risk related to exchange-traded contracts is minimal because the exchanges ensure that their contracts are always honored.

The Funds are subject to credit risk, equity price risk, commodity risk and foreign currency exchange risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

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NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2010

For open derivative instruments, please see the Schedules of Portfolio Investments or details below:

Fair values of derivative instruments as of 10/31/10:

	Values of Derivative Instruments as of October 31, 2010

	Derivative Assets		Derivative Liabilities

Global Small & Mid Cap Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$2,894,881	Unrealized depreciation on foreign currency exchange contracts	$320,843

Total		$2,894,881		$320,843

Global Opportunities Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value

Interest Rate contracts			Variation Margin	—
Equity contracts	Unrealized appreciation on swaps	$34,258,927	Unrealized depreciation on swaps	10,742,812
	Variation Margin	608,328	Written option contracts, at value	7,960,000
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	25,340,350	Unrealized depreciation on foreign currency exchange contracts	15,550,770

Total		$60,207,605		$34,253,582

Real Return Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value

Commodity contracts	Unrealized appreciation on swaps	$41,843,595	Unrealized depreciation on swaps	$23,118,979
	Investments, at value	19,313,400
	Variation Margin	3,072,498
Equity contracts	Investments, at value	241,630,000	Written option contracts, at value	249,412,450

Total		$305,859,493		$272,531,429

	The Effect of Derivative Instruments on the Statements of Operations

	Year Ended October 31, 2010

	Net Realized Gain (Loss) from Derivatives Recognized in Income

Global Small & Mid Cap Fund	Options	Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total

Equity Contracts	$—	$1,761,124	$—	$—	$1,761,124
Foreign Currency Exchange Contracts	—	—	—	5,306,862	5,306,862

Total	$—	$1,761,124	$—	$5,306,862	$7,067,986

Global Opportunities Fund	Options	Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total

Interest Rate Contracts	$—	$(10,320,694)	$374,162	$—	$(9,946,532)
Equity Contracts	—	37,103,436	295,686	—	37,399,122
Foreign Currency Exchange Contracts	—	—	—	44,989,401	44,989,401

Total	$—	$26,782,742	$669,848	$44,989,401	$72,441,991

Real Return Fund	Options	Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total

Commodity Contracts	$1,243,103	$23,720,481	$79,246,130	$—	$104,209,714
Foreign Currency Exchange Contracts	—	—	—	(158,443)	(158,443)

Total	$1,243,103	$23,720,481	$79,246,130	$(158,443)	$104,051,271

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NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2010

	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Global Small & Mid Cap Fund	Options	Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total

Equity Contracts	$2,286,092	$8,316,318	$—	$—	$10,602,410
Foreign Currency Exchange Contracts	—	—	—	(636,462)	(636,462)

Total	$2,286,092	$8,316,318	$—	$(636,462)	$9,965,948

Global Opportunities Fund	Options	Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total

Interest Rate Contracts	$—	$(1,874,562)	$121,967	$—	$(1,752,595)
Equity Contracts	(2,165,005)	12,872,363	24,897,946	—	35,605,304
Foreign Currency Exchange Contracts	—	—	—	8,121,358	8,121,358

Total	$(2,165,005)	$10,997,801	$25,019,913	$8,121,358	$41,974,067

Real Return Fund	Options	Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total

Commodity Contracts	$(439,632)	$7,488,225	$(19,359,417)	$—	$(12,310,824)
Equity Contracts	95,415	—	—	—	95,415

Total	$(344,217)	$7,488,225	$(19,359,417)	$—	$(12,215,409)

For the year ended October 31, 2010 the quarterly average volume of derivative activities were as follows:

	Purchased Options	Written Options	Futures Long Position	Futures Short Position	Forward Currency Contracts Purchased	Forward Currency Contracts Sold

	(Cost $)	(Premium Received $)	(Notional Amounts)	(Notional Amounts)	(US Dollar Amounts)	(US Dollar Amounts)

Global Small & Mid Cap Fund	$—	$—	$—	$—	$32,527,810	$7,786,129
Global Opportunities Fund	—	1,448,749	248,417,725	366,814,091	579,840,992	871,553,207
Real Return Fund	644,755,730	668,177,888	289,487,541	107,219,503	—	—

	Interest Rate Swaps	Equity Swaps	Index Swaps as buyer	Index Swaps as writer

	(Notional Amount in US$)	(Notional Amount in US$)	(Notional Amount in US$)	(Notional Amount in US$)

Global Opportunities Fund	$3,496,973	$14,082,634	$—	$—
Real Return Fund	—	—	168,933,865	85,088,113

A. Futures Contracts. The Funds purchased or sold futures contracts and options on futures contracts to gain exposure to, or hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or commodity risk.

Futures contracts are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the contract at the close of the last trading day and the price at which the contract was originally written. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the underlying instrument. The Funds recognize an unrealized gain or loss equal to the variation margin. These futures contracts permit the Funds to meet their objectives at a lower cost than investing directly in the underlying instruments or commodities, while permitting the equivalent of an investment in a portfolio of the underlying instruments or commodities. The potential risk to the Funds is that the change in value of the underlying securities or commodities may not correlate to the change in value of the contracts. Listed futures contracts involve minimal counterparty risk

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NOTES TO FINANCIAL STATEMENTS - (Continued)	October 31, 2010

since futures contracts are guaranteed against default by the exchange on which they trade.

B. Forward Foreign Currency Exchange Contracts. The Funds (except Municipal Bond Fund) entered into forward foreign currency contracts (“Forwards”) to hedge their exposure to changes in foreign currency exchange rates on foreign portfolio holdings (foreign currency exchange risk). In addition, certain Funds may use Forwards to provide exposure to the foreign currency market. A Forward is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Forward is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation until the contract settlement date. The market value of the Forward is determined using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When the Forward is closed or settled, the Fund records a realized gain or loss equal to the fluctuation in rates during the period the Forward was open. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably.

In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or seller, is the unrealized gain of the contract.

As of October 31, 2010, the Global Small & Mid Cap Fund had the following open Forwards:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)

Australian Dollar	38,693,701	U.S. Dollar	34,843,291	UBS AG	12/07/10	$2,878,451
Brazil Real	5,030,181	U.S. Dollar	2,907,787	UBS AG	12/24/10	16,430
Japanese Yen	2,907,787	U.S. Dollar	243,158,954	UBS AG	12/24/10	(115,669)
Canadian Dollar	3,083,519	Japanese Yen	250,000,000	Citibank,N.A.	01/04/11	(90,608)
Norway Krones	17,599,350	Japanese Yen	250,000,000	Citibank,N.A.	01/04/11	(114,566)

						$2,574,038

As of October 31, 2010, the Global Opportunities Fund had the following open Forwards:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)

U.S. Dollar	1,740,838	Japanese Yen	154,260,000	Bank of America, N.A.	11/29/10	$(176,623)
Chilean Unidad de Fomento	100,900,000	U.S. Dollar	187,808	Bank of America, N.A.	02/10/11	17,028
Chilean Unidad de Fomento	92,000,000	U.S. Dollar	174,424	Bank of America, N.A.	02/23/11	12,225
Chilean Unidad de Fomento	50,800,000	U.S. Dollar	96,891	Bank of America, N.A.	03/01/11	6,133
U.S. Dollar	1,116,500	Euro	816,000	Bank of America, N.A.	03/07/11	(17,042)
U.S. Dollar	21,963,932	Euro	16,890,007	Barclays Bank Plc	11/03/10	(1,542,354)
Philippines Peso	688,200,000	U.S. Dollar	15,128,600	Barclays Bank Plc	11/05/10	856,349
Malaysian Ringgit	65,366,000	U.S. Dollar	20,534,682	Barclays Bank Plc	11/08/10	484,454
U.S. Dollar	351,930	Japanese Yen	31,518,000	Barclays Bank Plc	11/10/10	(39,780)
Brazil Real	27,919,500	U.S. Dollar	15,545,379	Barclays Bank Plc	11/12/10	833,163
U.S. Dollar	526,723	Japanese Yen	47,197,000	Barclays Bank Plc	11/12/10	(59,858)
Brazil Real	37,996,000	U.S. Dollar	21,015,487	Barclays Bank Plc	11/16/10	1,251,543
Singapore Dollar	2,828,520	U.S. Dollar	2,077,411	Barclays Bank Plc	11/16/10	107,986
U.S. Dollar	383,305	Japanese Yen	34,438,000	Barclays Bank Plc	11/16/10	(44,716)
U.S. Dollar	1,597,102	Japanese Yen	142,642,000	Barclays Bank Plc	11/17/10	(175,771)
U.S. Dollar	2,235,941	Japanese Yen	198,912,000	Barclays Bank Plc	11/18/10	(236,322)
Philippines Peso	456,900,000	U.S. Dollar	10,000,000	Barclays Bank Plc	11/26/10	617,680
U.S. Dollar	1,597,105	Japanese Yen	140,986,000	Barclays Bank Plc	11/29/10	(155,359)
U.S. Dollar	958,260	Japanese Yen	83,773,000	Barclays Bank Plc	11/29/10	(83,043)

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)	October 31, 2010

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)

Singapore Dollar	2,900,000	U.S. Dollar	2,140,111	Barclays Bank Plc	11/30/10	$100,541
U.S. Dollar	10,183,278	United Kingdom Pound	6,620,601	Barclays Bank Plc	12/07/10	(422,055)
Australian Dollar	1,691,000	U.S. Dollar	1,474,890	Barclays Bank Plc	12/10/10	172,973
Philippines Peso	1,385,700,000	U.S. Dollar	31,055,580	Barclays Bank Plc	12/17/10	1,123,852
Philippines Peso	668,100,000	U.S. Dollar	15,000,000	Barclays Bank Plc	12/20/10	513,158
Malaysian Ringgit	31,150,000	U.S. Dollar	10,000,000	Barclays Bank Plc	12/21/10	19,943
Indian Rupee	461,800,000	U.S. Dollar	10,010,839	Barclays Bank Plc	12/27/10	296,276
Indonesian Rupiah	90,300,000,000	U.S. Dollar	10,000,000	Barclays Bank Plc	12/27/10	77,600
Indonesian Rupiah	93,700,000,000	U.S. Dollar	10,370,780	Barclays Bank Plc	12/27/10	86,264
Philippines Peso	443,200,000	U.S. Dollar	10,000,000	Barclays Bank Plc	12/28/10	287,837
Malaysian Ringgit	46,447,500	U.S. Dollar	15,000,000	Barclays Bank Plc	12/31/10	(64,252)
U.S. Dollar	10,000,000	Euro	7,359,543	Barclays Bank Plc	01/03/11	(234,036)
Indian Rupee	484,300,000	U.S. Dollar	10,800,624	Barclays Bank Plc	01/07/11	(7,221)
Indonesian Rupiah	183,270,000,000	U.S. Dollar	20,417,781	Barclays Bank Plc	01/07/11	20,873
Indonesian Rupiah	225,750,000,000	U.S. Dollar	25,141,998	Barclays Bank Plc	01/07/11	34,114
U.S. Dollar	10,000,001	Euro	7,224,233	Barclays Bank Plc	01/07/11	(45,277)
U.S. Dollar	576,869	Japanese Yen	52,560,000	Barclays Bank Plc	01/07/11	(76,763)
Indian Rupee	484,100,000	U.S. Dollar	10,798,572	Barclays Bank Plc	01/12/11	(16,835)
Indian Rupee	448,300,000	U.S. Dollar	10,000,000	Barclays Bank Plc	01/12/11	(15,590)
Malaysian Ringgit	31,135,000	U.S. Dollar	10,000,000	Barclays Bank Plc	01/12/11	7,714
U.S. Dollar	783,179	Japanese Yen	71,290,000	Barclays Bank Plc	01/14/11	(103,439)
Philippines Peso	434,200,000	U.S. Dollar	10,000,000	Barclays Bank Plc	01/18/11	69,106
Malaysian Ringgit	31,325,000	U.S. Dollar	10,000,000	Barclays Bank Plc	01/19/11	66,372
South Korean Won	11,700,000,000	U.S. Dollar	10,337,515	Barclays Bank Plc	01/25/11	27,719
U.S. Dollar	2,065,196	Japanese Yen	185,480,000	Barclays Bank Plc	01/26/11	(241,847)
Australian Dollar	569,000	Japanese Yen	42,009,270	Barclays Bank Plc	02/09/11	27,667
U.S. Dollar	3,377,571	Euro	2,475,000	Barclays Bank Plc	02/09/11	(62,115)
U.S. Dollar	2,888,781	Euro	2,114,000	Barclays Bank Plc	02/10/11	(49,146)
Chilean Unidad de Fomento	100,700,000	U.S. Dollar	187,777	Barclays Bank Plc	02/11/11	16,643
Chinese Yuan	332,550,000	U.S. Dollar	50,000,000	Barclays Bank Plc	02/23/11	543,732
U.S. Dollar	50,075,552	Chinese Yuan	331,400,000	Barclays Bank Plc	03/16/11	(400,263)
Chinese Yuan	200,250,000	U.S. Dollar	30,000,000	Barclays Bank Plc	03/25/11	529,261
U.S. Dollar	864,278	Japanese Yen	73,417,000	Barclays Bank Plc	08/22/11	(51,686)
U.S. Dollar	1,723,687	Japanese Yen	145,886,000	Barclays Bank Plc	08/24/11	(96,474)
Norway Krones	10,525,000	Euro	1,309,764	Barclays Bank Plc	08/25/11	(44,971)
U.S. Dollar	325,107	Euro	256,900	Barclays Bank Plc	08/25/11	(30,612)
U.S. Dollar	706,305	Japanese Yen	59,937,000	Barclays Bank Plc	08/25/11	(41,518)
U.S. Dollar	2,063,092	Japanese Yen	173,700,000	Barclays Bank Plc	08/30/11	(104,304)
Norway Krones	16,471,500	Euro	1,995,457	Barclays Bank Plc	10/26/11	(863)
Norway Krones	16,471,500	Euro	2,007,960	Barclays Bank Plc	10/27/11	(18,156)
Hong Kong Dollar	307,740,000	U.S. Dollar	40,000,000	Barclays Bank Plc	10/28/13	4,108
Euro	16,890,007	U.S. Dollar	22,342,910	Citibank, N.A.	11/03/10	1,163,376
U.S. Dollar	354,601	Japanese Yen	32,085,087	Citibank, N.A.	11/08/10	(44,151)
U.S. Dollar	19,399,277	Euro	14,599,413	Citibank, N.A.	11/10/10	(917,484)
U.S. Dollar	8,968,770	United Kingdom Pound	5,616,532	Citibank, N.A.	11/10/10	(30,124)

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)	October 31, 2010

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)

U.S. Dollar	5,360,473	United Kingdom Pound	3,355,220	Citibank, N.A.	11/10/10	$(15,311)
U.S. Dollar	10,168,159	Euro	7,772,895	Citibank, N.A.	11/12/10	(648,467)
U.S. Dollar	4,630,376	United Kingdom Pound	2,974,933	Citibank, N.A.	11/16/10	(135,893)
Australian Dollar	3,180,600	U.S. Dollar	2,825,003	Citibank, N.A.	11/22/10	281,654
U.S. Dollar	638,843	Japanese Yen	55,787,000	Citibank, N.A.	11/29/10	(54,592)
Australian Dollar	2,600,000	U.S. Dollar	2,289,017	Citibank, N.A.	11/30/10	248,043
Norway Krones	160,325,000	U.S. Dollar	25,394,299	Citibank, N.A.	11/30/10	1,935,411
Norway Krones	7,600,000	U.S. Dollar	1,203,784	Citibank, N.A.	11/30/10	91,746
U.S. Dollar	1,069,877	Mexican Peso	14,530,000	Citibank, N.A.	12/02/10	(104,154)
Canadian Dollar	3,575,345	U.S. Dollar	3,457,246	Citibank, N.A.	12/10/10	44,781
U.S. Dollar	288,405	Japanese Yen	26,280,000	Citibank, N.A.	01/07/11	(38,412)
U.S. Dollar	15,000,000	Euro	10,780,563	Citibank, N.A.	01/10/11	10,322
Norway Krones	58,428,870	U.S. Dollar	10,000,000	Citibank, N.A.	01/12/11	(63,243)
Norway Krones	31,660,000	U.S. Dollar	5,489,747	Citibank, N.A.	01/18/11	(107,182)
U.S. Dollar	10,000,000	Euro	7,099,847	Citibank, N.A.	01/18/11	129,295
U.S. Dollar	10,000,001	Euro	7,198,450	Citibank, N.A.	01/24/11	(6,895)
U.S. Dollar	5,775,691	Euro	4,137,483	Citibank, N.A.	01/25/11	24,071
U.S. Dollar	1,411,468	Euro	999,800	Citibank, N.A.	01/27/11	21,660
U.S. Dollar	15,000,001	Euro	10,817,797	Citibank, N.A.	02/01/11	(36,359)
U.S. Dollar	3,983,917	Euro	2,903,000	Citibank, N.A.	02/08/11	(50,661)
Australian Dollar	569,000	Japanese Yen	42,113,397	Citibank, N.A.	02/09/11	26,371
Chilean Unidad de Fomento	422,200,000	U.S. Dollar	804,957	Citibank, N.A.	02/25/11	51,518
Polish Zloty	10,400,000	Euro	2,612,737	Citibank, N.A.	03/18/11	(18,486)
U.S. Dollar	25,390,694	Euro	18,500,000	Citibank, N.A.	03/18/11	(303,572)
U.S. Dollar	3,676,548	Japanese Yen	331,140,000	Citibank, N.A.	03/18/11	(444,894)
Chilean Unidad de Fomento	974,634,000	U.S. Dollar	1,867,115	Citibank, N.A.	04/28/11	102,797
U.S. Dollar	1,123,710	Japanese Yen	100,093,000	Citibank, N.A.	05/10/11	(122,963)
Swedish Krona	43,658,433	Euro	4,576,212	Citibank, N.A.	06/23/11	129,775
Indian Rupee	3,943,000	U.S. Dollar	81,686	Citibank, N.A.	07/18/11	4,134
U.S. Dollar	1,729,715	Japanese Yen	146,685,000	Citibank, N.A.	08/23/11	(100,386)
Philippines Peso	14,164,000	U.S. Dollar	320,250	Citibank, N.A.	10/11/11	3,707
U.S. Dollar	1,713,047	Japanese Yen	145,609,000	Credit Suisse International	08/23/11	(103,629)
U.S. Dollar	1,597,097	Japanese Yen	143,060,000	Deutsche Bank AG	11/15/10	(180,943)
Australian Dollar	1,270,000	U.S. Dollar	1,117,600	Deutsche Bank AG	11/29/10	121,821
Australian Dollar	1,270,000	U.S. Dollar	1,124,687	Deutsche Bank AG	11/29/10	114,735
Australian Dollar	2,030,000	U.S. Dollar	1,768,536	Deutsche Bank AG	12/01/10	212,058
Australian Dollar	1,354,000	U.S. Dollar	1,182,313	Deutsche Bank AG	12/01/10	138,733
U.S. Dollar	1,597,100	Japanese Yen	138,320,000	Deutsche Bank AG	12/01/10	(122,270)
Australian Dollar	1,355,000	U.S. Dollar	1,188,335	Deutsche Bank AG	12/09/10	132,275
Australian Dollar	1,690,000	U.S. Dollar	1,474,694	Deutsche Bank AG	12/10/10	172,194
Indian Rupee	11,219,513	New Zealand Dollar	341,019	Deutsche Bank AG	12/20/10	(8,184)
Indonesian Rupiah	2,828,719,176	New Zealand Dollar	406,308	Deutsche Bank AG	12/20/10	7,434
Israel Shekel	22,411,400	U.S. Dollar	6,004,233	Deutsche Bank AG	01/07/11	154,662
Malaysian Ringgit	2,445,987	U.S. Dollar	721,317	Deutsche Bank AG	01/07/11	65,030
U.S. Dollar	1,587,964	Euro	1,111,000	Deutsche Bank AG	01/11/11	43,213
U.S. Dollar	288,393	Japanese Yen	26,360,000	Deutsche Bank AG	01/11/11	(39,431)
Philippines Peso	12,113,000	U.S. Dollar	260,215	Deutsche Bank AG	01/18/11	20,686

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)	October 31, 2010

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)

U.S. Dollar	1,404,620	Euro	971,000	Deutsche Bank AG	01/18/11	$54,667
Philippines Peso	7,579,000	U.S. Dollar	162,187	Deutsche Bank AG	01/19/11	13,562
Brazil Real	2,190,000	Japanese Yen	99,729,753	Deutsche Bank AG	01/26/11	23,011
U.S. Dollar	516,356	Japanese Yen	46,250,000	Deutsche Bank AG	01/26/11	(58,912)
Chilean Unidad de Fomento	411,630,000	U.S. Dollar	818,838	Deutsche Bank AG	01/27/11	17,383
Chilean Unidad de Fomento	947,430,000	U.S. Dollar	1,870,358	Deutsche Bank AG	01/28/11	54,240
U.S. Dollar	976,662	New Zealand Dollar	1,419,051	Deutsche Bank AG	01/28/11	(96,993)
Chilean Unidad de Fomento	198,700,000	U.S. Dollar	383,295	Deutsche Bank AG	01/31/11	20,283
Chilean Unidad de Fomento	372,860,000	U.S. Dollar	719,182	Deutsche Bank AG	01/31/11	38,130
Chinese Yuan	18,856,000	U.S. Dollar	2,839,545	Deutsche Bank AG	02/01/11	21,724
Australian Dollar	569,000	Japanese Yen	42,199,316	Deutsche Bank AG	02/09/11	25,302
Norway Krones	24,487,000	Euro	2,942,901	Deutsche Bank AG	02/09/11	68,292
Chilean Unidad de Fomento	100,900,000	U.S. Dollar	187,808	Deutsche Bank AG	02/10/11	17,028
U.S. Dollar	850,461	Euro	622,000	Deutsche Bank AG	02/10/11	(13,962)
Chilean Unidad de Fomento	195,520,000	U.S. Dollar	365,049	Deutsche Bank AG	02/11/11	31,856
Chilean Unidad de Fomento	99,700,000	U.S. Dollar	187,936	Deutsche Bank AG	02/14/11	14,425
South Korean Won	281,000,000	Japanese Yen	21,349,339	Deutsche Bank AG	02/14/11	(16,599)
Chilean Unidad de Fomento	45,600,000	U.S. Dollar	87,189	Deutsche Bank AG	02/18/11	5,347
U.S. Dollar	2,170,825	Euro	1,580,000	Deutsche Bank AG	02/18/11	(24,671)
Chilean Unidad de Fomento	91,200,000	U.S. Dollar	174,562	Deutsche Bank AG	02/22/11	10,473
Chilean Unidad de Fomento	242,290,000	U.S. Dollar	461,461	Deutsche Bank AG	02/22/11	30,121
Chilean Unidad de Fomento	136,800,000	U.S. Dollar	261,668	Deutsche Bank AG	02/25/11	15,845
Chilean Unidad de Fomento	241,090,000	U.S. Dollar	461,063	Deutsche Bank AG	02/28/11	27,912
Chilean Unidad de Fomento	391,630,000	U.S. Dollar	748,815	Deutsche Bank AG	03/01/11	45,422
Swedish Krona	84,036,600	Euro	8,590,416	Deutsche Bank AG	03/01/11	590,240
Chilean Unidad de Fomento	58,500,000	U.S. Dollar	111,962	Deutsche Bank AG	03/02/11	6,669
Chilean Unidad de Fomento	245,410,000	U.S. Dollar	469,235	Deutsche Bank AG	03/04/11	28,347
Chilean Unidad de Fomento	481,250,000	U.S. Dollar	953,442	Deutsche Bank AG	03/10/11	21,863
Chilean Unidad de Fomento	480,420,000	U.S. Dollar	930,956	Deutsche Bank AG	03/15/11	42,289
Brazil Real	3,870,000	Japanese Yen	182,083,500	Deutsche Bank AG	03/18/11	(54,905)
Chilean Unidad de Fomento	1,894,715,000	U.S. Dollar	3,650,000	Deutsche Bank AG	03/18/11	187,462

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)	October 31, 2010

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)

Chilean Unidad de Fomento	231,460,000	U.S. Dollar	440,205	Deutsche Bank AG	03/31/11	$28,161
Chilean Unidad de Fomento	245,910,000	U.S. Dollar	468,400	Deutsche Bank AG	04/04/11	29,125
Indian Rupee	27,793,000	U.S. Dollar	612,383	Deutsche Bank AG	04/11/11	(341)
Indian Rupee	59,598,000	U.S. Dollar	1,313,020	Deutsche Bank AG	04/12/11	(739)
Indian Rupee	13,777,000	U.S. Dollar	303,458	Deutsche Bank AG	04/19/11	(351)
Swedish Krona	28,478,956	Euro	2,935,823	Deutsche Bank AG	04/19/11	160,823
Indian Rupee	27,912,000	U.S. Dollar	616,295	Deutsche Bank AG	04/26/11	(2,706)
U.S. Dollar	4,568,664	Euro	3,440,000	Deutsche Bank AG	05/04/11	(205,111)
Chilean Unidad de Fomento	101,400,000	U.S. Dollar	190,960	Deutsche Bank AG	05/10/11	13,837
U.S. Dollar	749,132	Japanese Yen	66,920,000	Deutsche Bank AG	05/10/11	(84,366)
Indian Rupee	37,818,000	U.S. Dollar	795,833	Deutsche Bank AG	06/01/11	31,930
U.S. Dollar	2,079,883	Euro	1,690,000	Deutsche Bank AG	06/03/11	(263,997)
Indian Rupee	18,516,000	U.S. Dollar	383,037	Deutsche Bank AG	06/07/11	21,951
Indian Rupee	9,340,000	U.S. Dollar	193,215	Deutsche Bank AG	06/07/11	11,073
U.S. Dollar	2,039,490	Euro	1,700,000	Deutsche Bank AG	06/09/11	(317,982)
Indian Rupee	7,542,000	U.S. Dollar	156,896	Deutsche Bank AG	06/10/11	8,005
Indian Rupee	18,877,000	U.S. Dollar	395,993	Deutsche Bank AG	06/16/11	16,445
Indian Rupee	17,195,000	U.S. Dollar	361,164	Deutsche Bank AG	06/20/11	14,345
Indian Rupee	43,847,000	U.S. Dollar	929,159	Deutsche Bank AG	06/24/11	27,924
Indian Rupee	29,111,000	U.S. Dollar	600,227	Deutsche Bank AG	07/11/11	33,911
Indian Rupee	14,708,000	U.S. Dollar	304,199	Deutsche Bank AG	07/12/11	16,154
Polish Zloty	11,489,000	Euro	2,824,932	Deutsche Bank AG	08/12/11	25,961
U.S. Dollar	1,060,606	Japanese Yen	90,125,000	Deutsche Bank AG	08/18/11	(63,738)
U.S. Dollar	866,455	Japanese Yen	73,510,000	Deutsche Bank AG	08/22/11	(50,671)
U.S. Dollar	856,972	Japanese Yen	72,553,000	Deutsche Bank AG	08/23/11	(48,228)
Indian Rupee	24,142,000	U.S. Dollar	499,008	Deutsche Bank AG	08/24/11	24,146
U.S. Dollar	1,080,726	Japanese Yen	91,705,000	Deutsche Bank AG	08/25/11	(63,459)
U.S. Dollar	354,812	Japanese Yen	30,137,000	Deutsche Bank AG	08/25/11	(21,202)
Indian Rupee	17,072,000	U.S. Dollar	350,771	Deutsche Bank AG	09/01/11	18,828
Philippines Peso	36,054,000	U.S. Dollar	801,271	Deutsche Bank AG	10/04/11	23,637
Philippines Peso	43,106,000	U.S. Dollar	962,553	Deutsche Bank AG	10/05/11	23,655
Philippines Peso	35,386,000	U.S. Dollar	795,441	Deutsche Bank AG	10/07/11	14,063
Philippines Peso	28,316,000	U.S. Dollar	639,491	Deutsche Bank AG	10/11/11	8,149
Philippines Peso	8,431,000	U.S. Dollar	191,327	Deutsche Bank AG	10/12/11	1,496
Malaysian Ringgit	9,854,250	U.S. Dollar	3,154,268	Deutsche Bank AG	10/19/11	(15,972)
Philippines Peso	7,672,000	U.S. Dollar	174,205	Deutsche Bank AG	10/19/11	1,198
Philippines Peso	30,667,000	U.S. Dollar	690,947	Deutsche Bank AG	10/21/11	10,117
Indian Rupee	12,552,000	U.S. Dollar	270,226	Deutsche Bank AG	10/26/11	(227)
Philippines Peso	29,828,000	U.S. Dollar	676,203	Deutsche Bank AG	10/26/11	5,528
Indian Rupee	26,507,000	U.S. Dollar	570,288	Deutsche Bank AG	10/27/11	(166)
Philippines Peso	11,971,000	U.S. Dollar	272,489	Deutsche Bank AG	10/28/11	1,092
Philippines Peso	40,980,000	U.S. Dollar	933,273	Deutsche Bank AG	10/28/11	3,270
U.S. Dollar	415,244	Japanese Yen	37,330,000	HSBC Bank USA, N.A.	11/17/10	(48,724)
Chinese Yuan	6,308,000	Euro	633,860	HSBC Bank USA, N.A.	12/06/10	68,873
Chinese Yuan	5,006,000	U.S. Dollar	755,851	HSBC Bank USA, N.A.	12/06/10	(1,401)
Chinese Yuan	5,761,499	U.S. Dollar	866,521	HSBC Bank USA, N.A.	12/14/10	2,732
Chinese Yuan	5,783,784	U.S. Dollar	870,331	HSBC Bank USA, N.A.	12/15/10	2,403
U.S. Dollar	288,415	Japanese Yen	26,390,000	HSBC Bank USA, N.A.	01/11/11	(39,782)
U.S. Dollar	783,178	Japanese Yen	71,830,000	HSBC Bank USA, N.A.	01/13/11	(110,146)

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)	October 31, 2010

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)

Philippines Peso	10,860,000	U.S. Dollar	232,200	HSBC Bank USA, N.A.	01/14/11	$19,690
Philippines Peso	21,239,000	U.S. Dollar	454,982	HSBC Bank USA, N.A.	01/18/11	37,551
Philippines Peso	27,840,000	U.S. Dollar	638,796	HSBC Bank USA, N.A.	01/26/11	6,575
Brazil Real	817,000	Japanese Yen	37,326,899	HSBC Bank USA, N.A.	01/27/11	6,954
U.S. Dollar	1,775,990	Japanese Yen	159,507,000	HSBC Bank USA, N.A.	01/27/11	(208,014)
U.S. Dollar	2,538,266	Euro	1,856,000	HSBC Bank USA, N.A.	02/09/11	(41,151)
South Korean Won	946,000,000	Japanese Yen	71,170,628	HSBC Bank USA, N.A.	02/10/11	(47,156)
South Korean Won	1,412,000,000	U.S. Dollar	1,209,836	HSBC Bank USA, N.A.	02/14/11	41,426
U.S. Dollar	189,656	New Zealand Dollar	281,849	HSBC Bank USA, N.A.	02/14/11	(23,285)
U.S. Dollar	1,167,425	South Korean Won	1,412,000,000	HSBC Bank USA, N.A.	02/14/11	(83,838)
U.S. Dollar	570,107	Japanese Yen	51,260,000	HSBC Bank USA, N.A.	02/22/11	(67,693)
U.S. Dollar	608,083	Japanese Yen	54,300,000	HSBC Bank USA, N.A.	03/01/11	(67,601)
U.S. Dollar	394,096	Euro	288,000	HSBC Bank USA, N.A.	03/08/11	(5,970)
Philippines Peso	86,101,500	U.S. Dollar	1,830,000	HSBC Bank USA, N.A.	03/17/11	160,283
Australian Dollar	410,000	Japanese Yen	32,250,600	HSBC Bank USA, N.A.	03/18/11	(6,720)
Chinese Yuan	48,501,200	U.S. Dollar	7,300,000	HSBC Bank USA, N.A.	03/18/11	88,819
Indian Rupee	203,451,000	U.S. Dollar	4,380,000	HSBC Bank USA, N.A.	03/18/11	113,801
South Korean Won	418,000,000	Japanese Yen	32,768,379	HSBC Bank USA, N.A.	03/18/11	(37,450)
U.S. Dollar	9,500,000	Japanese Yen	853,717,500	HSBC Bank USA, N.A.	03/18/11	(1,125,557)
U.S. Dollar	1,463,430	Euro	1,072,000	HSBC Bank USA, N.A.	04/14/11	(24,751)
Indian Rupee	37,033,000	U.S. Dollar	768,160	HSBC Bank USA, N.A.	06/03/11	42,226
Indian Rupee	1,121,000	U.S. Dollar	23,496	HSBC Bank USA, N.A.	06/03/11	1,034
Indian Rupee	5,548,000	U.S. Dollar	116,286	HSBC Bank USA, N.A.	06/03/11	5,120
Indian Rupee	7,436,000	U.S. Dollar	156,120	HSBC Bank USA, N.A.	06/08/11	6,503
Indian Rupee	18,770,000	U.S. Dollar	390,537	HSBC Bank USA, N.A.	06/13/11	19,711
Indian Rupee	29,446,000	U.S. Dollar	619,785	HSBC Bank USA, N.A.	06/27/11	22,725
U.S. Dollar	861,685	Japanese Yen	73,232,000	HSBC Bank USA, N.A.	08/19/11	(51,927)
Indian Rupee	27,858,000	U.S. Dollar	576,782	HSBC Bank USA, N.A.	08/24/11	26,897
U.S. Dollar	860,775	Japanese Yen	71,955,000	HSBC Bank USA, N.A.	08/26/11	(37,008)
U.S. Dollar	1,296,408	Japanese Yen	108,371,000	HSBC Bank USA, N.A.	08/26/11	(55,738)
U.S. Dollar	1,291,958	Japanese Yen	107,999,000	HSBC Bank USA, N.A.	08/26/11	(55,547)
U.S. Dollar	725,034	Japanese Yen	60,608,000	HSBC Bank USA, N.A.	08/26/11	(31,172)
U.S. Dollar	1,075,457	Japanese Yen	89,901,000	HSBC Bank USA, N.A.	08/26/11	(46,238)
U.S. Dollar	357,493	Japanese Yen	29,884,000	HSBC Bank USA, N.A.	08/26/11	(15,370)
Philippines Peso	36,100,000	U.S. Dollar	798,938	HSBC Bank USA, N.A.	09/30/11	27,187
Philippines Peso	28,800,000	U.S. Dollar	637,344	HSBC Bank USA, N.A.	10/03/11	21,627
Philippines Peso	28,921,000	U.S. Dollar	641,748	HSBC Bank USA, N.A.	10/04/11	19,959
Philippines Peso	43,117,000	U.S. Dollar	963,336	HSBC Bank USA, N.A.	10/05/11	23,123
Philippines Peso	28,370,000	U.S. Dollar	639,699	HSBC Bank USA, N.A.	10/11/11	9,176
Philippines Peso	14,058,000	U.S. Dollar	316,657	HSBC Bank USA, N.A.	10/13/11	4,844
U.S. Dollar	941,165	Euro	677,000	HSBC Bank USA, N.A.	10/17/11	4,728
U.S. Dollar	948,225	Euro	676,000	HSBC Bank USA, N.A.	10/18/11	13,189
Philippines Peso	27,840,000	U.S. Dollar	630,978	HSBC Bank USA, N.A.	10/19/11	5,523
U.S. Dollar	1,270,906	Euro	910,000	HSBC Bank USA, N.A.	10/19/11	12,228
Indian Rupee	12,846,000	U.S. Dollar	277,033	HSBC Bank USA, N.A.	10/26/11	(709)
Philippines Peso	27,840,000	U.S. Dollar	630,264	HSBC Bank USA, N.A.	10/26/11	6,031
Indian Rupee	19,137,000	U.S. Dollar	413,952	HSBC Bank USA, N.A.	10/27/11	(2,346)
Philippines Peso	20,490,000	U.S. Dollar	466,636	HSBC Bank USA, N.A.	10/27/11	1,653
Philippines Peso	13,660,000	U.S. Dollar	311,162	HSBC Bank USA, N.A.	10/28/11	1,019

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)	October 31, 2010

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)

Philippines Peso	26,680,000	U.S. Dollar	606,777	HSBC Bank USA, N.A.	10/31/11	$2,889
U.S. Dollar	798,547	Japanese Yen	71,438,000	JPMorgan Chase Bank, N.A.	11/16/10	(89,337)
Chinese Yuan	2,872,600	U.S. Dollar	431,970	JPMorgan Chase Bank, N.A.	12/13/10	1,368
Philippines Peso	12,590,000	U.S. Dollar	269,882	JPMorgan Chase Bank, N.A.	01/13/11	22,148
Philippines Peso	29,696,000	U.S. Dollar	636,925	JPMorgan Chase Bank, N.A.	01/13/11	51,885
Philippines Peso	25,376,000	U.S. Dollar	548,078	JPMorgan Chase Bank, N.A.	01/13/11	40,529
Philippines Peso	30,247,000	U.S. Dollar	649,008	JPMorgan Chase Bank, N.A.	01/19/11	52,388
Chilean Unidad de Fomento	124,780,000	U.S. Dollar	245,268	JPMorgan Chase Bank, N.A.	01/28/11	8,209
South Korean Won	324,000,000	Japanese Yen	24,545,454	JPMorgan Chase Bank, N.A.	02/14/11	(18,258)
South Korean Won	189,000,000	Japanese Yen	14,468,345	JPMorgan Chase Bank, N.A.	02/16/11	(12,517)
U.S. Dollar	2,167,436	Euro	1,593,000	JPMorgan Chase Bank, N.A.	02/16/11	(46,202)
Chilean Unidad de Fomento	91,400,000	U.S. Dollar	174,427	JPMorgan Chase Bank, N.A.	02/18/11	11,050
Chilean Unidad de Fomento	155,200,000	U.S. Dollar	296,664	JPMorgan Chase Bank, N.A.	02/22/11	18,221
U.S. Dollar	570,127	Japanese Yen	51,300,000	JPMorgan Chase Bank, N.A.	02/22/11	(68,171)
Chilean Unidad de Fomento	62,400,000	U.S. Dollar	118,631	JPMorgan Chase Bank, N.A.	02/28/11	7,928
U.S. Dollar	607,736	Japanese Yen	54,300,000	JPMorgan Chase Bank, N.A.	03/01/11	(67,948)
Chilean Unidad de Fomento	92,200,000	U.S. Dollar	178,648	JPMorgan Chase Bank, N.A.	03/21/11	8,046
Indian Rupee	40,031,000	U.S. Dollar	884,468	JPMorgan Chase Bank, N.A.	04/13/11	(3,132)
Indian Rupee	39,295,000	U.S. Dollar	868,206	JPMorgan Chase Bank, N.A.	04/15/11	(3,276)
Indian Rupee	19,629,000	U.S. Dollar	431,881	JPMorgan Chase Bank, N.A.	04/19/11	(25)
Malaysian Ringgit	967,775	U.S. Dollar	296,591	JPMorgan Chase Bank, N.A.	04/19/11	13,520
Malaysian Ringgit	2,773,000	U.S. Dollar	853,888	JPMorgan Chase Bank, N.A.	04/22/11	34,602
Chilean Unidad de Fomento	604,651,000	U.S. Dollar	1,151,168	JPMorgan Chase Bank, N.A.	04/27/11	71,016
Indian Rupee	3,982,000	U.S. Dollar	87,864	JPMorgan Chase Bank, N.A.	04/27/11	(338)
Indian Rupee	19,756,000	U.S. Dollar	435,922	JPMorgan Chase Bank, N.A.	04/28/11	(1,729)

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)	October 31, 2010

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)

Indian Rupee	19,775,000	U.S. Dollar	436,534	JPMorgan Chase Bank, N.A.	04/29/11	$(1,976)
Malaysian Ringgit	11,250,000	U.S. Dollar	3,342,345	JPMorgan Chase Bank, N.A.	05/26/11	257,974
Indian Rupee	28,975,000	U.S. Dollar	607,697	JPMorgan Chase Bank, N.A.	06/22/11	24,914
Indian Rupee	29,134,000	U.S. Dollar	600,330	JPMorgan Chase Bank, N.A.	07/12/11	34,233
Indian Rupee	17,688,000	U.S. Dollar	364,476	JPMorgan Chase Bank, N.A.	07/12/11	20,784
Indian Rupee	3,943,000	U.S. Dollar	81,551	JPMorgan Chase Bank, N.A.	07/20/11	4,249
U.S. Dollar	861,309	Japanese Yen	73,573,000	JPMorgan Chase Bank, N.A.	08/18/11	(56,543)
U.S. Dollar	1,725,080	Japanese Yen	146,373,000	JPMorgan Chase Bank, N.A.	08/24/11	(101,158)
U.S. Dollar	711,690	Japanese Yen	60,273,000	JPMorgan Chase Bank, N.A.	08/26/11	(40,337)
U.S. Dollar	360,454	Japanese Yen	30,516,000	JPMorgan Chase Bank, N.A.	08/26/11	(20,295)
U.S. Dollar	35,841	Japanese Yen	3,035,000	JPMorgan Chase Bank, N.A.	08/26/11	(2,027)
U.S. Dollar	223,334	Japanese Yen	18,903,000	JPMorgan Chase Bank, N.A.	08/26/11	(12,519)
U.S. Dollar	930,825	Euro	737,287	JPMorgan Chase Bank, N.A.	08/29/11	(89,985)
U.S. Dollar	857,107	Japanese Yen	72,717,000	JPMorgan Chase Bank, N.A.	09/01/11	(50,271)
U.S. Dollar	376,089	Japanese Yen	31,505,000	JPMorgan Chase Bank, N.A.	09/30/11	(17,222)
Philippines Peso	11,388,000	U.S. Dollar	254,401	JPMorgan Chase Bank, N.A.	10/06/11	6,129
Philippines Peso	14,127,000	U.S. Dollar	318,901	JPMorgan Chase Bank, N.A.	10/11/11	4,210
Philippines Peso	34,993,000	U.S. Dollar	789,642	JPMorgan Chase Bank, N.A.	10/13/11	10,634
Philippines Peso	4,585,000	U.S. Dollar	104,449	JPMorgan Chase Bank, N.A.	10/17/11	387
Philippines Peso	15,226,000	U.S. Dollar	346,857	JPMorgan Chase Bank, N.A.	10/17/11	1,286
Philippines Peso	15,399,000	U.S. Dollar	347,043	JPMorgan Chase Bank, N.A.	10/21/11	4,986
Philippines Peso	14,923,000	U.S. Dollar	338,375	JPMorgan Chase Bank, N.A.	10/26/11	2,696
Hong Kong Dollar	924,576,000	U.S. Dollar	120,000,000	JPMorgan Chase Bank, N.A.	10/28/13	188,594
Australian Dollar	4,488,527	U.S. Dollar	3,738,000	Morgan Stanley Capital Services, Inc.	02/08/11	603,387
U.S. Dollar	361,534	Japanese Yen	32,163,000	Morgan Stanley Capital Services, Inc.	02/10/11	(38,592)

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)	October 31, 2010

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)

Chilean Unidad de Fomento	198,700,000	U.S. Dollar	375,650	Morgan Stanley Capital Services, Inc.	02/16/11	$27,611
Chilean Unidad de Fomento	275,600,000	U.S. Dollar	523,417	Morgan Stanley Capital Services, Inc.	02/22/11	35,747
Chilean Unidad de Fomento	202,200,000	U.S. Dollar	387,334	Morgan Stanley Capital Services, Inc.	02/22/11	22,909
Chilean Unidad de Fomento	91,400,000	U.S. Dollar	174,527	Morgan Stanley Capital Services, Inc.	02/24/11	10,896
Chilean Unidad de Fomento	195,220,000	U.S. Dollar	373,370	Morgan Stanley Capital Services, Inc.	02/25/11	22,654
Chilean Unidad de Fomento	234,800,000	U.S. Dollar	447,664	Morgan Stanley Capital Services, Inc.	03/01/11	28,516
Chilean Unidad de Fomento	99,000,000	U.S. Dollar	191,212	Morgan Stanley Capital Services, Inc.	03/15/11	9,344
U.S. Dollar	2,206,388	Japanese Yen	198,800,000	Morgan Stanley Capital Services, Inc.	03/18/11	(267,921)
Israel Shekel	1,053,768	U.S. Dollar	280,638	Morgan Stanley Capital Services, Inc.	03/29/11	8,533
Israel Shekel	640,064	U.S. Dollar	170,720	Morgan Stanley Capital Services, Inc.	03/31/11	4,917
Chilean Unidad de Fomento	2,019,320,000	U.S. Dollar	3,844,420	Morgan Stanley Capital Services, Inc.	04/25/11	237,574
Polish Zloty	4,031,000	Euro	948,984	Morgan Stanley Capital Services, Inc.	05/24/11	75,233
U.S. Dollar	845,234	Euro	686,000	Morgan Stanley Capital Services, Inc.	06/03/11	(106,187)
U.S. Dollar	680,448	Japanese Yen	57,800,000	Morgan Stanley Capital Services, Inc.	08/22/11	(40,676)
Chinese Yuan	339,285,000	U.S. Dollar	50,000,000	The Bank of New York Mellon Corp.	06/13/11	2,047,822
Indonesian Rupiah	93,900,000,000	U.S. Dollar	10,426,382	UBS AG	11/08/10	77,740
U.S. Dollar	21,034,916	Malaysian Ringgit	65,366,000	UBS AG	11/08/10	15,780
Indian Rupee	459,950,000	U.S. Dollar	9,851,146	UBS AG	11/09/10	499,957
Indonesian Rupiah	194,900,000,000	U.S. Dollar	21,605,144	UBS AG	11/12/10	194,585
U.S. Dollar	356,918	Japanese Yen	31,954,500	UBS AG	11/12/10	(40,224)
Hong Kong Dollar	26,638,400	U.S. Dollar	3,431,567	UBS AG	11/16/10	5,496
Australian Dollar	663,000	U.S. Dollar	592,059	UBS AG	11/17/10	55,914
U.S. Dollar	638,845	Japanese Yen	57,068,000	UBS AG	11/17/10	(70,444)
Singapore Dollar	12,931,600	U.S. Dollar	10,000,000	UBS AG	11/18/10	(8,653)
Malaysian Ringgit	51,135,000	U.S. Dollar	16,258,108	UBS AG	11/23/10	198,130
U.S. Dollar	5,349,243	South African Rand	39,417,500	UBS AG	11/23/10	(256,005)
Norway Krones	12,598,000	Euro	1,473,399	UBS AG	11/29/10	97,685
Norway Krones	4,080,000	Euro	473,043	UBS AG	12/01/10	37,329
Indian Rupee	1,173,250,000	U.S. Dollar	24,992,012	UBS AG	12/14/10	1,239,934
Indian Rupee	692,850,000	U.S. Dollar	15,000,000	UBS AG	12/22/10	474,382
Norway Krones	59,200,000	U.S. Dollar	10,000,000	UBS AG	12/27/10	76,505
Brazil Real	9,685,000	U.S. Dollar	5,611,728	UBS AG	01/04/11	4,872

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)	October 31, 2010

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)

Indonesian Rupiah	101,200,000,000	U.S. Dollar	11,270,743	UBS AG	01/04/11	$17,496
U.S. Dollar	10,000,001	Euro	7,269,973	UBS AG	01/05/11	(109,180)
Malaysian Ringgit	65,685,000	U.S. Dollar	21,181,877	UBS AG	01/07/11	(65,148)
South Korean Won	22,482,500,000	U.S. Dollar	19,941,902	UBS AG	01/07/11	(12,080)
U.S. Dollar	288,458	Japanese Yen	26,280,000	UBS AG	01/07/11	(38,358)
U.S. Dollar	2,489,369	Euro	1,741,000	UBS AG	01/11/11	68,657
Indonesian Rupiah	100,400,000,000	U.S. Dollar	11,190,370	UBS AG	01/12/11	2,807
Malaysian Ringgit	35,185,000	U.S. Dollar	11,325,158	UBS AG	01/12/11	(15,653)
South Korean Won	11,505,000,000	U.S. Dollar	10,235,401	UBS AG	01/12/11	(38,419)
U.S. Dollar	10,000,000	Euro	7,192,785	UBS AG	01/12/11	(806)
U.S. Dollar	626,482	Japanese Yen	56,700,000	UBS AG	01/14/11	(78,683)
Indian Rupee	447,800,000	U.S. Dollar	10,000,000	UBS AG	01/19/11	(36,046)
Malaysian Ringgit	30,970,000	U.S. Dollar	10,000,000	UBS AG	01/19/11	(47,709)
U.S. Dollar	10,000,001	Euro	7,166,214	UBS AG	01/24/11	37,918
U.S. Dollar	1,807,087	Japanese Yen	162,280,000	UBS AG	01/26/11	(211,389)
Norway Krones	57,969,000	U.S. Dollar	10,000,000	UBS AG	01/27/11	(149,326)
Malaysian Ringgit	65,366,000	U.S. Dollar	20,980,902	UBS AG	01/28/11	18,257
U.S. Dollar	1,144,932	New Zealand Dollar	1,674,196	UBS AG	01/28/11	(121,765)
U.S. Dollar	15,000,001	Euro	10,913,043	UBS AG	01/31/11	(169,013)
U.S. Dollar	10,000,000	Euro	7,266,375	UBS AG	01/31/11	(100,183)
Norway Krones	59,151,920	U.S. Dollar	10,000,000	UBS AG	02/01/11	49,065
Australian Dollar	4,487,287	U.S. Dollar	3,738,000	UBS AG	02/08/11	602,189
Norway Krones	12,261,800	Euro	1,471,422	UBS AG	02/08/11	37,367
U.S. Dollar	2,988,694	Euro	2,177,000	UBS AG	02/08/11	(36,892)
Norway Krones	17,138,000	Euro	2,059,980	UBS AG	02/09/11	47,384
U.S. Dollar	2,509,594	Euro	1,825,000	UBS AG	02/11/11	(26,652)
U.S. Dollar	2,166,321	Euro	1,593,000	UBS AG	02/16/11	(47,317)
U.S. Dollar	2,170,620	Euro	1,580,000	UBS AG	02/18/11	(24,876)
U.S. Dollar	681,220	Japanese Yen	60,600,000	UBS AG	03/01/11	(72,858)
Chinese Yuan	265,700,000	U.S. Dollar	40,000,000	UBS AG	03/02/11	409,252
U.S. Dollar	1,479,341	Euro	1,080,000	UBS AG	03/07/11	(20,935)
Chinese Yuan	331,400,000	U.S. Dollar	50,000,000	UBS AG	03/16/11	475,815
U.S. Dollar	1,123,711	Japanese Yen	100,044,000	UBS AG	05/10/11	(122,352)
Swedish Krona	12,088,000	Euro	1,257,398	UBS AG	06/29/11	48,997
Swedish Krona	8,778,000	Euro	915,185	UBS AG	06/29/11	32,677
U.S. Dollar	1,742,354	Japanese Yen	148,060,000	UBS AG	08/18/11	(104,752)
Norway Krones	10,525,000	Euro	1,305,022	UBS AG	08/22/11	(38,224)
Norway Krones	10,525,000	Euro	1,306,236	UBS AG	08/23/11	(39,966)
U.S. Dollar	2,120,325	Euro	1,675,590	UBS AG	08/26/11	(199,748)
U.S. Dollar	907,497	Japanese Yen	76,178,000	UBS AG	08/26/11	(42,977)
U.S. Dollar	1,075,384	Japanese Yen	90,271,000	UBS AG	08/26/11	(50,927)

						$9,789,580

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2010

C. Swap Agreements. The Funds entered into swap agreements, which are agreements involving two parties to exchange the return generated by a security, currency, commodity, interest rate, index, or other measures for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. The Funds entered into total return, interest rate and other swap agreements. Interest rate swap agreements generally involve the agreement by the Partnership to pay a counterparty a fixed or floating rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. Total return swap agreements involve the commitments to pay or receive an amount generally determined by reference to a security, index or other measure in exchange for a specific market linked return, based on notional amounts. To the extent that the total return of the securitiy, index or other measure underlying the transaction exceeds or falls short of the offsetting interest rate-based obligation, the Partnership receives or makes a payment to the counterparty. Payments received or made by the Fund at the expiration or other termination of the swap agreements are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Swap agreements are marked-to-market daily based on dealer-supplied valuations, and changes in value are recorded as unrealized appreciation/(depreciation). Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Portfolios of Investments under the caption “Swap Agreements”.

D. Options. The Funds purchased and wrote (sold) put and call options on equity securities and stock index futures in order to gain exposure to or to protect against changes in the market.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

The Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2010

A summary of the Real Return Fund written option transactions for the year is as follows:

	Number of Options Contracts	Premiums Received

Contracts outstanding at October 31, 2009	5,000	$3,289,200
Options written	82,700	2,684,885,673
Options expired	(6,500)	(2,887,120)
Options terminated in closing purchase transactions	(72,000)	(2,485,433,320)

Contracts outstanding at October 31, 2010	9,200	$199,854,433

A summary of the Global Opportunities Fund written option transactions for the year is as follows:
	Number of Options Contracts	Premiums Received

Contracts outstanding at October 31, 2009	—	$—
Options written	16,000	5,794,995
Options expired	—	—
Options terminated in closing purchase transactions	—	—

Contracts outstanding at October 31, 2010	16,000	$5,794,995

6.        Fair Value Measurements:

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 - quoted prices in active markets for identical securities.

•	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value the Funds’ investments as of October 31, 2010 is as follows:

	Level 1 Quoted Prices		Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Investments in Securities Assets:
U.S. Large Cap Fund
Equity Securities	$497,365,656	(a)	$—	$—	$497,365,656
Investment Company	39,826,900		—	—	39,826,900

Total	$537,192,556		$—	$—	$537,192,556

Non U.S. Large Cap Fund
Equity Securities	$2,447,843,719	(a)	$—	$—	$2,447,843,719
Rights/Warrants	2,942,945		—	—	2,942,945
Investment Company	51,701,800		—	—	51,701,800
U.S. Government Agencies	—		184,998,026	—	184,998,026

Total	$2,502,488,464		$184,998,026	$—	$2,687,486,490

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2010

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Global Small & Mid Cap Fund
Equity Securities:
Australia	$64,137,889	$66,504	$128,707	$64,333,100
Austria	10,899,152	—	—	10,899,152
Bahamas	19,968	—	—	19,968
Belgium	12,251,543	—	—	12,251,543
Bermuda	19,730,238	—	—	19,730,238
Brazil	42,309,329	133,849	—	42,443,178
Canada	88,797,513	—	—	88,797,513
Cayman Islands	433,078	—	—	433,078
Chile	9,038,497	—	—	9,038,497
China	23,306,502	—	12,798	23,319,300
Cyprus	1,496,384	—	—	1,496,384
Denmark	10,757,667	—	—	10,757,667
Finland	127,400,450	—	—	127,400,450
France	119,254,856	—	136,865	119,391,721
Germany	46,818,071	—	—	46,818,071
Greece	6,476,798	—	—	6,476,798
Hong Kong	56,521,714	75,368	287,499	56,884,581
Hungary	1,889,598	—	—	1,889,598
India	36,776,700	—	12,655	36,789,355
Indonesia	10,482,055	—	29,401	10,511,456
Ireland	8,906,077	—	—	8,906,077
Israel	105,795,087	—	54,578	105,849,665
Italy	25,454,976	—	12,353	25,467,329
Japan	171,852,051	—	—	171,852,051
Liechtenstein	434,501	—	—	434,501
Luxembourg	391,601	—	—	391,601
Malaysia	13,719,999	—	—	13,719,999
Mexico	11,613,255	—	—	11,613,255
Monaco	36,632	—	—	36,632
Netherlands	21,740,346	—	—	21,740,346
New Zealand	4,172,731	—	—	4,172,731
Norway	8,127,651	—	—	8,127,651
Peru	320,853	—	—	320,853
Philippines	5,809,761	—	—	5,809,761
Poland	6,393,249	—	—	6,393,249
Portugal	4,742,277	—	—	4,742,277
Puerto Rico	44,191	—	—	44,191
Singapore	13,725,522	—	50,900	13,776,422
South Africa	30,867,117	—	—	30,867,117
South Korea	50,347,861	57,355	—	50,405,216
Spain	20,434,011	—	—	20,434,011
Sweden	24,882,284	—	—	24,882,284
Switzerland	54,125,625	—	—	54,125,625
Taiwan	41,278,129	171,879	—	41,450,008
Thailand	1,132,739	6,324,584	28,019	7,485,342
Turkey	7,046,826	—	—	7,046,826
United Arab Emirates	791,072	—	—	791,072
United Kingdom	227,027,879	—	—	227,027,879

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2010

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

United States	$2,139,140,943	$—	$10,560	$2,139,151,503

Total Equities	$3,689,153,248	$6,829,539	$764,335	$3,696,747,122

Exchange Traded Funds	270,699,395	—	—	270,699,395
Investment Company	52,741,300	—	—	52,741,300
Rights/Warrants
Australia	35	21,850	—	21,885
Austria	—	281	—	281
Canada	13,738	—	—	13,738
France	5,426	—	—	5,426
Hong Kong	2,667	614	—	3,281
India	5,094	—	1,437	6,531
Malaysia	4,235	—	—	4,235
Poland	—	83,482	—	83,482
South Korea	—	5,050	—	5,050
Thailand	2,017		—	2,017
United Kingdom		1,783	—	1,783

Total Rights/Warrants	$33,212	$113,060	$1,437	$147,709

U.S. Government Agencies	—	93,995,156	—	93,995,156
Cash Sweep	24,823,335	—	—	24,823,335
Other financial instruments - Assets*:
Foreign currency exchange contracts	—	2,907,346	—	2,907,346
Other financial instruments -Liabilities*:
Foreign currency exchange contracts	—	(333,308)	—	(333,308)

Total	$4,037,450,490	$103,511,793	$765,772	$4,141,728,055

Global Opportunities Fund
Equity Securities:
Argentina	$439,791	$—	$—	$439,791
Australia	2,506,431	—	—	2,506,431
Austria	703,740	—	—	703,740
Bahamas	511,376	—	—	511,376
Belgium	1,717,483	—	—	1,717,483
Bermuda	2,114,989	—	—	2,114,989
Brazil	16,027,097	—	—	16,027,097
Canada	10,311,592	—		10,311,592
Chile	587,188	—	—	587,188
China	14,435,944	—	—	14,435,944
Cyprus	835,165	—	—	835,165
Denmark	784,151	—	—	784,151
Egypt	296,216	—	—	296,216
Finland	2,885,936	—	—	2,885,936
France	12,257,855	—	—	12,257,855
Germany	5,993,675	—	—	5,993,675
Hong Kong	8,088,722	—	—	8,088,722
India	12,893,695	—	—	12,893,695
Indonesia	327,241	—	—	327,241
Ireland	9,258,945	—	—	9,258,945
Israel	388,241	—	—	388,241

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2010

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total

Italy	$9,148,202	$—	$—		$9,148,202
Japan	21,291,689	—	—		21,291,689
Malaysia	573,103	—	—		573,103
Mexico	7,716,428	—	—		7,716,428
Netherlands	2,623,526	—	—		2,623,526
New Zealand	309,117	—	—		309,117
Norway	2,360,864	—	—		2,360,864
Pakistan	401,869	—	—		401,869
Peru	474,079	—	—		474,079
Poland	689,586	—	—		689,586
Portugal	737,415	—	—		737,415
Russia	3,629,658	—	—		3,629,658
Singapore	890,743	—	—		890,743
South Africa	2,144,442	—	—		2,144,442
South Korea	9,769,652	—	—		9,769,652
Spain	8,168,091	—	—		8,168,091
Sweden	3,801,659	—	—		3,801,659
Switzerland	2,972,064	—	—		2,972,064
Taiwan	4,774,669	—	—		4,774,669
Thailand	286,160	824,948	—		1,111,108
Turkey	2,516,901	—	—		2,516,901
United Arab Emirates	2,545,750	—	—		2,545,750
United Kingdom	38,725,378	93,402	—		38,818,780
United States	206,297,355	—	—		206,297,355

Total Equities	$436,213,873	$918,350	$—		$437,132,223

Exchange Traded Funds	146,235,350	—	—		146,235,350
Preferred Stock	17,658,111	—	—		17,658,111
Rights/Warrants	99,992	3,659	—		103,651
Bank Loans	—	85,838,048	—		85,838,048
Corporate Bonds	—	2,105,128,536	1,133,154	(b)	2,106,261,690
Government Bonds	—	423,333,180	—		423,333,180
Asset-Backed Securities	—	21,054,293	—		21,054,293
Non-Agency Mortgage-Backed Securities	—	429,218,543	—		429,218,543
U.S. Government Agencies	—	235,750,000	—		235,750,000
Municipal Bonds	—	8,947,725	—		8,947,725
Cash Sweep	91,030,600	—	—		91,030,600

Other financial instruments - Assets*:
Equity contracts	9,795,529	34,258,927	—		44,054,456
Foreign exchange currency contracts	—	25,340,350	—		25,340,350
Other financial instruments - Liabilities*:
Interest rate contracts	(1,874,562)	—	—		(1,874,562)
Equity contracts	(7,960,000)	(10,742,812)	—		(18,702,812)
Foreign exchange currency contracts	—	(15,550,770)	—		(15,550,770)

Total	$691,198,893	$3,343,498,029	$1,133,154		$4,035,830,076

Real Return Fund
Equity Securities	$961,382,143 (a)	$—	$—		$961,382,143
Preferred Stock	—	—	—	(c)	—
Rights/Warrants	—	1	—		1
Collectible Coins	—	52,166,973	—		52,166,973

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2010

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs	Total

Commodities	$200,639,887	$—		$—	$200,639,887
Asset-Backed Securities	—	51,626,250		—	51,626,250
Municipal Bonds	—	6,000,000		—	6,000,000
U.S. Government Agencies	—	304,000,000		—	304,000,000
U.S. Government Securities	—	343,764,103		—	343,764,103
Cash Sweep	10,947,506	—		—	10,947,506
Other financial instruments - Assets*:
Commodity contracts	30,691,238	41,843,595		—	72,534,833
Equity contracts	—	241,630,000		—	241,630,000
Other financial instruments - Liabilities*:
Commodity contracts	(16,481,900)	(23,118,979)		—	(39,600,879)
Equity contracts	—	(235,394,450)		—	(235,394,450)

Total	$225,796,731	$782,517,493		$—	$1,969,696,367

Fixed Income
Corporate Bonds	$—	$149,164,398	(a)	$—	$149,164,398
Municipal Bonds	—	16,957,934	(a)	—	16,957,934
U.S. Government Agencies	—	146,749,530	(a)	—	146,749,530
U.S. Government Securities	—	106,946,911	(a)	—	106,946,911
Government Bonds	—	2,357,541	(a)	—	2,357,541
Investment Company	2,674,800	—		—	2,674,800

Total	$2,674,800	$422,176,314		$—	$424,851,114

Municipal Bond
Municipal Bonds	$—	$768,240,560	(a)	$—	$768,240,560
Investment Company	23,872,400	—		—	23,872,400

Total	$23,872,400	$768,240,560		$—	$792,112,960

(a) The breakdown of the Fund’s investments into major categories or countries is disclosed in the Schedules of Portfolio Investments.

(b) Represents securities as disclosed in Hong Kong section of the Schedule of Portfolio Investments.

(c) Represents a security as disclosed in the Preferred Stock Energy section of the Schedule of Portfolio Investments.

* Other financial instruments are exchange traded options and futures (level 1), over-the-counter options (level 2), forwards (level 2) and swaps (level 2). Futures, forwards and swaps are valued at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The Funds did not have significant transfers between Level l and Level 2 investments during the reporting period.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2010

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 11/1/09 (fair value)	Realized gain (loss)	Change in Unrealized appreciation (depreciation)	Purchases	Sales	Transfer in to level 3	Transfer out of level 3	Balance as of 10/31/10 (fair value)

Global Small & Mid Cap Fund
Equity Securities:
Australia	$251,310	$(49,246)	$13,203	$57,841	$(83,613)	$57,563	$(118,351)	$128,707
China	—	—	2,063	—	—	10,735	—	12,798
Denmark	13,921	—	(13,921)	—	—	—	—	—
France	5,803	(74,258)	115,152	—	(5,401)	95,569	—	136,865
Hong Kong	177,570	(110,936)	68,694	210,671	(50,760)	84,871	(92,611)	287,499
India	—	—	651	12,004	—	—	—	12,655
Indonesia	—	—	(5,383)	—	—	34,784	—	29,401
Israel	—	—	3,948	—	—	50,630	—	54,578
Italy	13,061	—	(708)	—	—	—	—	12,353
Mexico	6,419	—	—	—	—	—	(6,419)	—
Singapore	1,658	—	13,227	36,015	—	—	—	50,900
Sweden	28,862	(126,619)	97,757	—	—	—	—	—
Taiwan	—	(85,646)	85,646	—	—	—	—	—
Thailand	—	—	(9,677)	—	—	37,696	—	28,019
United Kingdom	399	(222,800)	222,401	—	—	—	—	—
United States	97,460	(108,651)	109,707	—	(87,956)	—	—	10,560
Rights/Warrants:
India	—	—	—	1,437	—	—	—	1,437

Total	$596,463	$(778,156)	$702,760 *	$317,968	$(227,730)	$371,848	$(217,381)	$765,772

Global Opportunities Fund
Equity Securities:
Canada	$13,000,000	$—	$(13,000,000)	$—	$—	$—	$—	$—
Corporate Bonds:
Hong Kong	—	—	—	—	—	1,133,154	—	1,133,154

Total	$13,000,000	$—	$(13,000,000)*	$—	$—	$1,133,154	$—	$1,133,154

*The change in unrealized appreciation/depreciation on securities still held at October 31, 2010 was $51,082 for the Global Small and Mid Cap Fund and $(13,000,000) for the Global Opportunities Fund, which is included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

7.          Investment Advisory Fee,Administration Fee and Other Transactions:

A. Investment Advisory Fees. The Funds’ investment adviser is Bessemer Investment Management LLC (“BIM”), a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”). Bessemer is a subsidiary of The Bessemer Group, Incorporated (“BGI”). The investment advisory fee paid to BIM for advisory services is computed daily and paid monthly in accordance with the following schedule:

	First $500 million of average net assets	Second $500 million to $1 billion of average net assets	Average net assets exceeding $1 billion

U.S. Large Cap Fund	0.70%	0.65%	0.60%
Non-U.S. Large Cap Fund	0.80%	0.75%	0.70%
Fixed Income Fund	0.45%	0.40%	0.35%
Municipal Bond Fund	0.45%	0.40%	0.35%

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2010

Average net assets

Global Small & Mid Cap Fund	0.85%
Real Return Fund	0.85%

	First $1.25 billion of average net assets	Second $1.25 billion to $2.5 billion of average net assets	Average net assets exceeding $2.5 billion

Global Opportunities Fund	1.10%	1.05%	1.00%

A special meeting of shareholders was held on August 25, 2010 at which Fund shareholders voted to approve a new investment advisory agreement between BIM and the Corporation. The new investment advisory agreement became effective September 1, 2010. BIM has retained Dimensional Fund Advisors LP (“Dimensional”) and Champlain Investment Partners, LLC (“Champlain”) as sub-advisers to each manage segments of the Global Small & Mid Cap Fund. Dimensional and Champlain are paid for their services directly by BIM.

BIM has retained T. Rowe Price International, Inc. (“T. Rowe Price International”), Franklin Advisers, Inc. (“Franklin”), Shenkman Capital Management, Inc. (“SCM”) and BlackRock Financial Management, Inc. (“BlackRock”) as sub-advisers to each manage a segment of the Global Opportunities Fund. T. Rowe Price International, Franklin, SCM and BlackRock are paid for their services directly by BIM. See Note 11 Subsequent Events.

B. Administration, Fund Accounting, Transfer Agent and Underwriting Fees. Effective September 1, 2010, the Corporation, on behalf of each Fund, entered into an amended administrative oversight, supervision and coordination services agreement (the “Administrative Agreement”) with Bessemer, pursuant to which Bessemer and Bessemer Trust Company (“BTCO”), an affiliate of BIM, provide certain non-advisory services to the Funds, such as the maintenance of records, the provision of supervisory personnel and the monitoring of the other non-advisory service providers. Under the Administrative Agreement, each Fund pays an annual fee of 0.03% of its average daily net assets for such services. Effective July 1, 2010, PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), the Funds’ administrator, fund accountant and transfer agent, and PFPC Distributors, Inc., the Funds’ principal underwriter, were sold to The Bank of New York Mellon Corporation. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. (“BNY”), and PFPC Distributors, Inc. changed its name to BNY Mellon Distributors Inc. BNY continues to act as administrator, fund accounting agent and transfer agent for the Funds pursuant to an Administration and Accounting Services Agreement and a Transfer Agency Services Agreement, respectively. Certain officers of the Funds are also employees of BNY. The Corporation has entered into an Underwriting Agreement with BNY Mellon Distributors, Inc.

C. Distribution and Shareholder Servicing Fees. The Funds have adopted a shareholder servicing plan (the “Shareholder Servicing Plan”). Under the shareholder servicing plan, the Funds have entered into a shareholder servicing agreement with Bessemer, pursuant to which Bessemer serves as a shareholder servicing agent and provides certain shareholder support services. Bessemer may engage shareholder sub-servicing agents, such as broker/dealers, banks, trust companies, investment advisers, and other financial institutions and intermediaries to provide certain shareholder support services and is solely responsible for paying each such shareholder sub-servicing agent from the fee it receives from each of the Funds. For these services, prior to September 1, 2010, each Fund paid a maximum annual fee of up to 0.15% of its average daily net assets. Also prior to September 1, 2010, Bessemer had contractually committed through October 31, 2011, to waive its shareholder servicing fee for the Fixed Income Fund and the Municipal Bond Fund to the extent necessary to maintain a maximum shareholder servicing fee for each of these Funds at 0.05%. Effective September 1, 2010, each Fund pays for shareholder support services a maximum annual fee of up to 0.20% of its average daily net assets; however, also effective September 1, 2010, with respect to the Fixed Income Fund and the Municipal Bond Fund, Bessemer has contractually committed to waive its shareholder servicing fee to the extent necessary to maintain a maximum shareholder servicing fee at 0.10% through October 31, 2012. The shareholder servicing fee commitment arrangements may be changed or terminated at any time with the approval of the Board of Directors. For the period ended October 31, 2010, the Fixed Income Fund and Municipal Bond Fund waived shareholder servicing fees of $369,580 and $668,261 respectively.

D. Custody Fees. The U.S. Large Cap Fund, Non-U.S. Large Cap Fund, Fixed Income Fund and Municipal Bond Fund have each retained BTCO, a wholly-owned subsidiary of BGI, to serve as their custodian and the Real Return Fund, the Subsidiary and the Global Small & Mid Cap Fund have retained BTCO to serve as their co-custodian. Pursuant to the Funds’ Custody Agreements, BTCO is responsible for maintaining the custody of these Funds’ securities and cash, except for the Real Return Fund and the Subsidiary for which BTCO is only responsible for the coins or bullions or other forms of precious metals held by the Real Return Fund and the Subsidiary. BTCO is responsible for the custody of the assets of the Global Small & Mid Cap

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2010

Fund which are managed by BIM. For providing these services, through August 31, 2010, BTCO received a fee from each Fund which was accrued daily and paid monthly at an annual rate of 0.10% (0.15% for the Non-U.S. Large Cap Fund) of the average daily net assets of each Fund or portion thereof managed by BIM for Global Small and Mid Cap and Real Return Fund as noted above. Effective September 1, 2010, BTCO receives a fee calculated and paid monthly at the annual rate of 0.075% of the average daily net assets of the Non-U.S. Large Cap Fund and 0.015% of the average daily net assets of each of the U.S. Large Cap Fund, Fixed Income Fund and Municipal Bond Fund or portion thereof for the Global Small & Mid Cap Fund. BTCO continues to receive a fee of 0.10% of the average daily net assets of the portion of the Real Return Fund for which BTCO serves as custodian. In addition, BTCO receives from the Real Return Fund and the Subsidiary any transaction costs related to the Real Return Fund’s and the Subsidiary’s investments in coins or bullions or other forms of precious metals. The Global Opportunities Fund has retained Citibank, N.A. (“Citibank”) to serve as the Fund’s custodian and the Global Small & Mid Cap Fund, Real Return Fund and the Subsidiary have retained Citibank to serve as their co-custodian. Citibank is responsible for maintaining the custody of these Funds’ securities and cash, excluding coins or bullions or other forms of precious metals held by the Real Return Fund and the Subsidiary and assets of the Global Small & Mid Cap Fund managed by the sub-advisers. For providing these services, Citibank receives a fee from each Fund calculated daily and paid monthly based on safekeeping and transaction fees that vary by country.

E. Fee Waivers. BIM may voluntarily waive a portion of its advisory fee to limit the Funds’ total expenses. BIM may terminate this voluntary waiver at any time. BIM, however, does not have the ability to recapture fees currently being waived at a later date. BIM has contractually committed through October 31, 2012 to waive its advisory fees to the extent necessary to maintain the net operating expense ratios of the U.S. Large Cap Fund at 1.00%, the Non-U.S. Large Cap Fund at 1.05%, the Global Small & Mid Cap Fund at 1.11%, the Global Opportunities Fund at 1.20%, the Fixed Income Fund at 0.70% and the Municipal Bond Fund at 0.70%. Effective September 1, 2010, BIM has contractually committed to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of Real Return Fund at 1.10%. Any waiver amounts are disclosed in the Statements of Operations. For the year ended October 31, 2010, the adviser waived $71,450 for the U.S Large Cap Fund, $840,723 for the Non-U.S. Large Cap Fund, $1,241,426 for the Global Small & Mid Cap Fund, $3,412,040 for the Global Opportunities Fund and $308,684 for the Real Return Fund. The Fixed Income Fund and Municipal Bond Fund had shareholder servicing fee waivers of $369,580 and $668,261 respectively. The contractual advisory fee waivers and the shareholder servicing fee waivers may be changed or terminated at any time with the approval of the Board of Directors.

F. Board of Directors’ Fees. Each Independent Director receives from the Funds a total annual retainer of $82,500 (plus $25,000 for serving as the Board’s Chairman, $5,000 for serving as the Board’s Vice Chairman, $15,000 for serving as the Audit Committee Chairman, $15,000 for serving as a member of the Pricing Committee and $7,500 each for serving as the Nominating Committee Chairman and the Governance Committee Chairman) and through May 20, 2010, received for attendance at Board and committee meetings the following:

	Noticed to be In-Person (whether participating by phone or in-person)	Noticed to be telephonic

Regular Board Meeting	$7,500	$3,750
Special Board Meeting	4,000	2,000
Audit Committee Meeting	4,000	2,000
Nominating Committee Meeting	4,000	2,000
Governance Committee Meeting	4,000	2,000

Effective May 21, 2010, the annual retainer to the chairman of the Board of Directors was adjusted to $40,000. The compensation that each Independent Director receives for attendance at Board and Committee meetings is as follows.

	Noticed to be In-Person (whether participating by phone or in-person)	Noticed to be telephonic

Regular Board Meeting	$9,000	$4,500
Special Board Meeting	6,000	3,000
Audit Committee Meeting	5,000	2,500
Nominating Committee Meeting	5,000	2,500

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2010

	Noticed to be In-Person (whether participating by phone or in-person)	Noticed to be telephonic

Governance Committee Meeting	5,000	2,500

Each Independent Director is reimbursed for all out-of-pocket expenses relating to attendance at meetings of the Board and any Board committee. Interested Directors, Officers or employees of BIM and BNY do not receive compensation from the Funds. Fees paid are allocated to the Funds on a pro rata basis based on net assets.

8.	Securities Transactions:

Investment transactions for the year ended October 31, 2010, excluding short-term investments and U.S. Government securities, were as follows:

	Purchases	Sales

U.S. Large Cap Fund	$362,046,911	$293,496,589
Non-U.S. Large Cap Fund	1,701,897,576	1,537,069,392
Global Small & Mid Cap Fund	1,579,335,711	1,347,441,789
Global Opportunities Fund	2,661,949,836	1,929,109,955
Real Return Fund (Consolidated)	798,638,606	360,633,313
Fixed Income Fund	102,675,326	26,822,235
Municipal Bond Fund	363,175,814	130,276,525

Purchase and sales of U.S. Government Securities during the year ended October 31, 2010 were as follows:

	Purchases	Sales

Global Opportunities Fund	$—	$51,674,148
Real Return Fund (Consolidated)	471,038,025	525,845,279
Fixed Income Fund	101,464,010	67,228,844

9.	Federal Income Taxes:

It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions from net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Federal income tax regulations differ from accounting principles generally accepted in the U.S.; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character within the components of net assets in the Statements of Assets and Liabilities. These permanent differences primarily arise from paydowns, reclass of distributions, non-deductible expenses and the tax treatment of foreign currency gains/losses. Financial records are not adjusted for temporary differences. Temporary differences primarily arise from the tax treatment of wash sales, passive foreign investment companies, and index options.

Permanent differences as of October 31, 2010, were as follows:

	Increase/(Decrease) Undistributed Net Investment Income	Increase/(Decrease) Net Realized Gains	Decrease Paid-in-Capital

Non-U.S Large Cap Fund	$(142,105)	$142,105	$—
Global Small & Mid Cap Fund	6,614,862	(6,614,862)	—
Global Opportunities Fund	48,907,382	(48,906,816)	(566)
Real Return Fund	12,106,021	(74,379,940)	62,273,919
Fixed income Fund	1,865,855	(1,865,855)	—

By investing in the Subsidiary the Real Return Fund will gain exposure to commodities and commodity-linked instruments within the limits of Subchapter M of the Code. Subchapter M requires, among other things, that a fund derive at least 90% of gross income from dividends, interest, and gains from the sale of securities (typically referred to as “qualifying income”). The

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2010

IRS has issued a private letter ruling to the Real Return Fund confirming that Subpart F income derived from its investment in the Subsidiary, which invests in commodities and commodity-linked instruments, will constitute “qualifying income” under Subchapter M of the Code. Based on such ruling, the Real Return Fund will seek to get exposure to commodities and commodity-linked instruments through investments in the Subsidiary.

The Funds may be subject to taxes imposed by other countries in which they invest. Such taxes are generally based on income earned as well as capital gains realized. These taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation, as applicable, as such income and/or gains are earned.

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in India and Thailand on gains realized upon the sale of India and Thailand securities, payable upon repatriation of sales proceeds. The Funds may accrue a deferred tax liability for unrealized gains on India and Thailand securities based on existing tax rates and holding periods of the securities. As of October 31, 2010, the Global Small & Mid Cap Fund and the Global Opportunities Fund recorded payables of $757,165 and $21,468 respectively, in the Statements of Assets and Liabilities as an estimate for potential future India and Thailand capital gain taxes.

The tax character of distributions from the Funds during the year ended October 31, 2010 was as follows (amounts in thousands):

	U.S. Large Cap Fund	Non-U.S. Large Cap Fund	Global Small & Mid Cap Fund	Global Opportunities Fund	Real Return Fund	Fixed Income Fund	Municipal Bond Fund

Distributions paid from:
Ordinary Income	$1,299	$29,969	$27,867	$73,969	$14,909	$15,517	$26
Net Long Term Capital Gains	—	—	—	—	—	1,840	—

Total Taxable Distributions	1,299	29,969	27,867	73,969	14,909	17,357	26
Tax Exempt Distributions	—	—	—	—	—	—	23,416

Total Distributions Paid	$1,299	$29,969	$27,867	$73,969	$14,909	$17,357	$23,442

The tax character of distributions from the Funds during the year ended October 31, 2009 was as follows (amounts in thousands):

	U.S.Large Cap Fund	Non-U.S. Large Cap Fund	Global Small & Mid Cap Fund	Global Opportunities Fund	Real Return Fund	Fixed Income Fund	Municipal Bond Fund

Distributions paid from:
Ordinary Income	$1,331	$41,656	$7,592	$95,083	$33,385	$7,699	$55
Net Long Term Capital Gains	—	—	—	—	—	1,624	—

Total Taxable Distributions	1,331	41,656	7,592	95,083	33,385	9,323	55
Tax Exempt Distributions	—	—	—	—	—	—	9,217

Total Distributions Paid	$1,331	$41,656	$7,592	$95,083	$33,385	$9,323	$9,272

The difference in classification between the amounts reflected above and the Statements of Changes in Net Assets is primarily due to short-term capital gain distributions.

As of and during the period ended October 31, 2010, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. The statute of limitations on each Fund’s U.S. federal income tax returns remains open for each of the four years ended October 31, 2010. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2010

At October 31, 2010, the components of accumulated earnings/(deficits) on a tax basis were as follows:

	U.S.Large Cap Fund	Non-U.S. Large Cap Fund	Global Small & Mid Cap Fund	Global Opportunities Fund	Real Return Fund*	Fixed Income Fund	Municipal Bond Fund

Undistributed Tax Exempt Income	$—	$—	$—	$—	$—	$—	$—
Undistributed Ordinary Income	1,899,763	21,319,001	19,819,267	209,645,788	92,163,149	1,679,770	2,419,407
Undistributed Realized Capital Gains	—	—	82,462,220	—	—	573,596	3,295,968

Accumulated Earnings	1,899,763	21,319,001	102,281,487	209,645,788	92,163,149	2,253,366	5,715,375
Accumulated Capital Loss Carryforwards	(71,351,189)	(400,213,617)	—	(292,048,540)	(292,061,614)	—	—
Unrealized Appreciation/Depreciation	42,829,177	361,324,149	993,951,305	336,970,431	123,820,130	24,365,284	36,305,498
Other Temporary Differences	—	—	—	(63,112)	—	—	—

Total Accumulated Earnings/(Deficits)	$(26,622,249)	$(17,570,467)	$1,096,232,792	$254,504,567	$(76,078,335)	$26,618,650	$42,020,873

*As explained in Note 2, the Real Return Fund’s accompanying consolidated financial statements include the financial results of Real Return Fund and the Subsidiary in accordance with U.S. GAAP. For U.S. federal income tax purposes however, the Subsidiary is designated as a controlled foreign corporation and treated as a segregated investment of the Real Return Fund. As a result, the taxable income or loss generated by the Subsidiary is not consolidated but rather passes through to the Real Return Fund, based on tax rules for controlled foreign corporations, with a corresponding adjustment to the Real Returns Fund’s tax basis in the Subsidiary. This reporting disparity gives rise to differences when calculating distributable earnings/(deficits) under U.S. GAAP and for U.S. federal income taxes and such differences could be material.

At October 31, 2010, the following Funds had capital loss carryforwards for federal income tax purposes, which will expire in the following years:

2017

U.S. Large Cap Fund	$71,351,189
Non-U.S. Large Cap Fund	400,213,617
Global Opportunities Fund	292,048,540
Real Return Fund	292,061,614

The capital loss carryforward will reduce the applicable Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

Capital loss carryforwards utilized in the current year were as follows.

U. S. Large Cap Fund	$6,501,074
Non-U. S. Large Cap Fund	193,427,984
Global Small and Mid Cap Fund	41,602,695
Global Opportunities Fund	154,046,347
Real Return Fund	72,406,775
Municipal Bond Fund	1,577,285

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2010

10.	Additional Tax Information (Unaudited):

Qualified Dividend Income (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2010, as Qualified Dividend Income (“QDI”) as defined in the Internal Revenue Code as follows:

U.S. Large Cap Fund	100.00%
Non-U.S. Large Cap Fund	100.00%
Global Small & Mid Cap Fund	91.69%
Global Opportunities Fund	9.43%
Real Return Fund	32.53%

Qualified Interest Income (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2010, as Qualified Interest Income as defined in the Internal Revenue Code as follows:

U.S. Large Cap Fund	1.76%
Non-U.S. Large Cap Fund	0.40%
Global Small & Mid Cap Fund	14.14%
Global Opportunities Fund	96.32%
Real Return Fund	10.25%
Fixed Income Fund	100.00%
Municipal Bond Fund	100.00%

Qualified Short Term Gain (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2010, as Qualified Short-Term Gain as defined in the Internal Revenue Code as follows:

Fixed Income Fund	7.33%

Dividends Received Deduction (Unaudited)

For the fiscal year ended October 31, 2010, the following percentage of income dividends paid by the Funds qualifies for the dividends received deduction available to corporations:

U.S. Large Cap Fund	100.00%
Non-U.S. Large Cap Fund	5.20%
Global Small & Mid Cap Fund	46.85%
Global Opportunities Fund	4.81%
Real Return Fund	12.29%

Long Term Capital Gain Dividends (Unaudited)

The Funds designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue code for the fiscal year ended October 31, 2010 as follows:

Fixed Income Fund	$1,840,246

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2010

Foreign Taxes Paid (Unaudited)

The Funds have elected to pass through to their shareholders the foreign taxes paid for the fiscal year ended October 31, 2010 as follows:

	Foreign Dividend	Foreign Taxes
	Income	Paid

Non-U.S. Large Cap Fund	$49,601,238	$3,094,416

U.S. Government Income (Unaudited)

The percentages of the ordinary income dividends paid by the Funds during the fiscal year ended October 31, 2010 which was derived from U.S. Treasury securities were as follows:

U.S. Large Cap Fund	0.00%
Non-U.S. Large Cap Fund	3.21%
Global Small & Mid Cap Fund	4.15%
Global Opportunities Fund	5.35%
Real Return Fund	35.81%
Fixed Income Fund	53.25%

Tax Exempt Distributions (Unaudited)

The Municipal Bond Fund designates $23,415,461 as tax exempt dividends paid for the fiscal year ended October 31, 2010:

11.	Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements other than as set forth below.

As of December 1, 2010, T. Rowe Price International no longer acts as a sub-adviser for a portion of Old Westbury Global Opportunities Fund’s portfolio. On December 1, 2010, BIM and BlackRock each assumed investment management responsibility for a portion of the Fund assets that were managed by T. Rowe Price International prior to December 1, 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Old Westbury Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Old Westbury Funds, Inc. (comprising, respectively, U.S. Large Cap Fund, Non-U.S. Large Cap Fund, Global Small & Mid Cap Fund, Global Opportunities Fund, Real Return Fund (consolidated), Fixed Income Fund, and Municipal Bond Fund (collectively the “Funds”), including the portfolios of investments of U.S. Large Cap Fund, Non-U.S. Large Cap Fund, Global Opportunities Fund, Real Return Fund (consolidated), Fixed Income Fund, Municipal Bond Fund and the summary portfolio of investments of Global Small & Mid Cap Fund, as of October 31, 2010, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years then ended and the financial highlights of U. S. Large Cap, Non-U.S. Large Cap, Global Small & Mid Cap, Real Return (consolidated), Fixed Income and Municipal Bond for each of the five years in the period then ended and the financial highlights for Global Opportunities Fund for each of the two years in the period then ended and the period from November 28, 2007 to October 31, 2008. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the (consolidated) financial statements and (consolidated) financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Old Westbury Funds, Inc. at October 31, 2010, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 23, 2010

OLD WESTBURY FUNDS, INC. DIRECTORS AND OFFICERS OF OLD WESTBURY FUNDS, INC. (UNAUDITED)

Independent and Interested Directors. The following table sets forth certain information with respect to the Directors of the Corporation:

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships[1] Held by Director

Independent Directors

Robert M. Kaufman, Esq. 630 Fifth Avenue New York, NY 10111 Age: 81	Chairperson & Director	Indefinite; 17 Years	Partner, Proskauer Rose LLP, Attorneys at Law.	7	0

Eugene P. Beard 630 Fifth Avenue New York, NY 10111 Age: 75	Vice Chairperson & Director	Indefinite; 12 Years	Chairman and Chief Executive Officer, Westport Asset Fund, Inc.	7	4[3]

Patricia L. Francy 630 Fifth Avenue New York, NY 10111 Age: 65	Director	Indefinite; 7 Years	Retired. Special Advisor for Alumni Relations (2004-2005), Treasurer (1989-2003), Controller (1984-2003), Columbia University.	7	1[4]

John R. Whitmore 630 Fifth Avenue New York, NY 10111 Age: 77	Director	Indefinite; 11 Years	Financial Advisor and Corporate Director.	7	2[5]

Interested Director

Stephen M. Watson[2] 630 Fifth Avenue New York, NY 10111 Age: 53	Director	Indefinite; 3 Years	Managing Director of Bessemer Trust Company, N.A.	7	0

[1]

Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[2]

Directors who are or may be deemed “interested persons” (as defined under the 1940 Act) of the Corporation, BIM (as defined below) or Bessemer are referred to as Interested Directors. Mr. Watson is deemed an Interested Director by virtue of his position as Managing Director of Bessemer Trust Company, N.A.

[3]	Mr. Beard serves as Director of Cambridge Solutions Plc., Huntsworth Plc., Marc USA Corp., and One to One Interactive, Inc.

[4]	Ms. Francy serves as Director of Siebert Financial Corp.

[5]	Mr. Whitmore serves as Director of B. F. Saul Company and Saul Centers, Inc.

OLD WESTBURY FUNDS, INC. DIRECTORS AND OFFICERS OF OLD WESTBURY FUNDS, INC. (UNAUDITED) - (Continued)

Officers. The table below sets forth certain information with respect to the Officers of the Corporation:

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

Marc D. Stern 630 Fifth Avenue New York, NY 10111 Age: 48	President & Chief Executive Officer	Indefinite; 5 Years

Senior Managing Director and Chief Investment Officer, The Bessemer Group, Incorporated and all bank subsidiaries thereof (Since 2004); Head of Wealth Management Group, Bernstein Investment Research & Management (1995 to 2004).

Steven L. Williamson 630 Fifth Avenue New York, NY 10111 Age: 57	Chief Legal Officer	Indefinite; 7 Years

Managing Director and General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries (Since 2007); Managing Director and Associate General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries (2000- 2006).

Don J. Andrews 630 Fifth Avenue New York, NY 10111 Age: 52	Vice President, Chief Compliance Officer & Chief Risk Management Officer	Indefinite; 7 Years 1 Year	Managing Director and Chief Compliance Officer, Bessemer Trust Company, N.A. (Since 2002).

Peter C. Artemiou 630 Fifth Avenue New York, NY 10111 Age: 48	Vice President Vice President & Treasurer	Indefinite; 8 Years 1 Year	Principal and Controller - Alternative Investments, The Bessemer Group, Incorporated and Bessemer Trust Company, N.A. (Since 2000).

Deborah J. Ferris 630 Fifth Avenue New York, NY 10111 Age: 65	Vice President, AML Compliance Officer & Assistant Secretary	Indefinite; 6 Years	Principal and Director of Compliance, Bessemer Trust Company, N.A. (Since 2003).

OLD WESTBURY FUNDS, INC. DIRECTORS AND OFFICERS OF OLD WESTBURY FUNDS, INC. (UNAUDITED) - (Continued)

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

Nicola R. Knight 630 Fifth Avenue New York, NY 10111 Age: 48	Assistant Secretary	Indefinite; 1 Year

Principal and Associate General Counsel of Bessemer Trust Company, N.A. (Since September 2007);SVP and Senior Securities Counsel, United States Trust Company (August 2005 -September 2007);Vice President, Morgan Stanley D.W. (December 2004 - August 2005); Vice President and Associate General Counsel, RCM Capital Management LLC (until August 2004).

Andrew J. McNally 760 Moore Road King of Prussia, PA 19406 Age: 40	Vice President & Treasurer Vice President & Assistant Treasurer	Indefinite; 3 Years 1 Year

Vice President and Senior Director of Fund Accounting & Administration, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) (formerly, PNC Global Investment Servicing (U.S.) Inc.) (Since 2007); Vice President and Director of Fund Accounting and Administration, BNY Mellon (2000-2006).

Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 Age: 43	Secretary	Indefinite; 4 Years	Vice President and Counsel, BNY Mellon (Since 2008);Vice President and Associate Counsel, BNY Mellon (2003-2007).

Jack Jafolla 760 Moore Road King of Prussia, PA 19406 Age: 40	Assistant Treasurer	Indefinite; 4 Years	Sr. Manager of NAV Operations BNY Mellon (Since 2008); Sr. Manager of Fund Accounting & Administration, BNY Mellon (2005-2008); Manager, Fund Accounting & Administration, BNY Mellon (1998-2005).

William H. Wallace 301 Bellevue Parkway Wilmington, DE 19809 Age: 41	Assistant Secretary	Indefinite; 2 Years	Assistant Vice President and Manager, BNY Mellon (Since 2008); Sr. Regulatory Administrator, BNY Mellon (2007-2008); Regulatory Administrator, BNY Mellon (2004-2007).

The Statement of Additional Information (“SAI”) includes additional information about the Corporation’s Directors and Officers and is available upon request, without charge. To obtain a copy of the SAI, please call (800) 607-2200.

ADDITIONAL INFORMATION

Information on Proxy Voting:

The Funds’ proxy voting guidelines, used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information on Form N-Q:

The Funds provide a complete list of the Funds’ holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the Schedule of Investments appear in the Funds’ semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the Schedule of Investments with the SEC on Form N-Q. Shareholders can obtain the Funds’ Form N-Q (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the SEC’s website at http://www.sec.gov. The Fund’s N-Q may be reviewed or copied at the SEC Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

OLD WESTBURY FUNDS, INC. RENEWAL OF AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS AND APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

At a meeting held on May 21, 2010, the Board of Directors (the “Board”) of Old Westbury Funds, Inc. (the “Corporation”), including the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the agreement defined below (“Independent Directors”), approved the continuation of the following investment advisory and sub-advisory agreements (collectively, the “Current Agreements”): (1) an amended and restated investment advisory agreement between Bessemer Investment Management LLC (“BIM” or “Adviser”) and the Corporation on behalf of each Fund, (2) a sub-advisory agreement among BIM, Dimensional Fund Advisors Inc. (“Dimensional”) and the Corporation on behalf of the Old Westbury Global Small & Mid Cap Fund (“Global Small & Mid Cap Fund”), (3) a sub-advisory agreement among BIM, Champlain Investment Partners, LLC (“Champlain”) and the Corporation on behalf of the Global Small & Mid Cap Fund, (4) a sub-advisory agreement among BIM, Franklin Advisers, Inc. (“Franklin”) and the Corporation on behalf of the Old Westbury Global Opportunities Fund (“Global Opportunities Fund”), (5) a sub-advisory agreement among BIM, T. Rowe Price, International, Inc. (“T. Rowe Price”) and the Corporation on behalf of the Global Opportunities Fund, and (6) a sub-advisory agreement among BIM, Shenkman Capital Management, Inc. (“Shenkman”) and the Corporation on behalf of the Global Opportunities Fund. In addition, at its May 21, 2010 meeting, the Board, including the Independent Directors, approved a new investment advisory agreement (the “New Agreement”) between BIM and the Corporation on behalf of each Fund (together, the Current Agreements and the New Agreement are referred to as “Agreements”). At both the meeting of the Board held on May 21, 2010 and at a meeting of the Board held on May 7, 2010, the Board had requested and received substantial information regarding the Adviser, each of the sub-advisers, and the Agreements, as well as related matters pertaining to the fees charged and services provided by affiliated service providers. The Directors reviewed detailed due diligence questionnaires from BIM and each of the Sub-Advisers, as well as substantial information concerning, among other things, each Funds’ performance, comparative fee and expense information as well as information regarding BIM and each of the sub-advisers relating to their respective organizations, compliance and regulatory processes and programs and financial condition. In addition, the Adviser supplied the Directors with additional information concerning its estimated profitability from managing the Funds. Moreover, the Board had received materials and presentations throughout the course of the year relating to the investment management and operation of the Funds.

The Board requested information regarding the fees charged by the Adviser to similarly managed institutional accounts and how those fees compared to the fees charged to the Funds. The Board noted that the Adviser represented that it does not manage any institutional accounts similarly managed to the Funds. The Board also received information regarding similarly managed accounts maintained by Bessemer Trust Company, N.A. and its affiliates (together, “Bessemer”). The Board noted the differences in services provided by Bessemer to its clients compared to the Funds and the differences in the fee models associated with both types of businesses.

The Board considered the New Agreement in the context of a proposal to realign certain services provided to the Funds by Bessemer and the fees relating to these services (“Services Realignment”). In this context, the Board considered that under current arrangements, Bessemer provided administrative oversight, supervision and coordination of services through a number of different contractual arrangements, one of which was the current advisory agreement with BIM. Under the Services Realignment, the Board considered that these services would be provided through a new administrative oversight, supervision and coordination services agreement with Bessemer Trust Company, N.A. and as a result, the current advisory agreement with BIM was proposed to be revised accordingly. The Board also considered representations from the Adviser that the Services Realignment will not diminish the present services provided to the Funds by Bessemer and considered the impact of the Services Realignment on fees and expenses of the Funds. The Board considered Bessemer’s undertaking with respect to the contractual advisory fee waivers, including the new waiver for Old Westbury Real Return Fund in connection with the Services Realignment, and the shareholder services fee commitment waiver arrangements, as described above. Specifically, the Board took into account that, if shareholders approve the New Agreement, applicable contractual advisory fee waivers and shareholder servicing fee commitment arrangements would be extended through October 31, 2012.

The Board’s determinations were made on the basis of each Director’s business judgment after consideration of all of the information requested and presented. In reviewing the materials presented, the Board did not identify any single matter or particular information that, in isolation, would be a controlling factor in making a final decision regarding the Agreements. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

The following summary details the materials and factors that the Board considered, and the conclusions that the Board reached, in approving the continuance of the Current Agreements and approving the New Agreement.

OLD WESTBURY FUNDS, INC. RENEWAL OF AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS AND APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT (UNAUDITED) - (Continued)

(1) The nature, extent and quality of services provided by the Adviser and Sub-Advisers.

The Board considered the scope and quality of services provided by BIM, particularly the qualifications, capabilities and experience of the portfolio managers and other personnel who are responsible for providing services to the Funds. The Board considered that BIM manages the investment program of the Funds and keeps the Board informed of important developments affecting each Fund. The Board evaluated these factors based on its direct experience with BIM, and in consultation with Fund Counsel and Counsel to the Independent Directors. The Board also considered BIM’s effectiveness in ensuring that the Funds are in compliance with their investment policies and restrictions and the requirements of the 1940 Act and related securities regulations. With respect to the Global Opportunities and Global Small & Mid Cap Funds, the Board considered the scope and quality of services provided by the Funds’ sub-advisers, including the fact that the sub-advisers pay the costs of all necessary investment and management facilities necessary for the conduct of their respective services. The Board noted some performance concerns regarding the portion of the portfolio of the Global Opportunities Fund managed by T. Rowe Price.

Based on these factors, as well as those discussed below, the Board concluded that the nature, quality and extent of services provided by BIM and the sub-advisers have been and continue to be satisfactory, subject to the observation about performance noted above.

(2) The performance of the Funds and the Adviser and Sub-Advisers.

The Board’s analysis of the Funds’ performance included the discussion and review of the performance data of the Funds and a select group of other funds that have similar investment objectives, distribution and shareholder servicing arrangements and that are of comparable size and nature (the “Peer Group”). The Board reviewed performance over long, intermediate and short-term periods and compared the Funds’ performance to their respective Peer Group over these time periods. The Board noted that the Funds’ performance was reasonable relative to the Funds’ Peer Groups.

(3) The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the level of the advisory fees, the Directors considered a number of factors. With respect to each of the Funds, the Board’s analysis of each Fund’s advisory fee and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of each Fund compared to their respective Peer Group. The Board noted that each Fund’s advisory fee and expense ratio were generally in line with those of their Peer Group. The Board also noted the advisory fee breakpoints as well as the Adviser’s contractual commitment to waive advisory fees for certain Funds. Additionally, the Board considered the Adviser’s profitability. With respect to the sub-advisory agreements with the sub-advisers, the Board noted that the sub-advisers’ fees were paid entirely by BIM so that no additional expenses would be borne by shareholders for the engagement of the sub-advisers. The Board reviewed comparative fee data from the sub-advisers with respect to similarly managed accounts.

Based on this analysis as well as other factors described in this section, including the fact that the Funds are intended principally to satisfy asset allocation requirements of client accounts of Bessemer and its affiliates, the Board, including all of the Independent Directors, concluded that the advisory fee schedule for each Fund was fair and reasonable in light of the quality of services provided by BIM and sub-advisers.

(4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

The Board considered the information provided by BIM relating to economies of scale. In this regard, the Board noted the current advisory fee breakpoint levels at $500 million and $1 billion with respect to Old Westbury U.S. Large Cap Fund, Old Westbury Non-U.S. Large Cap Fund, Old Westbury Fixed Income Fund and Old Westbury Municipal Bond Fund, and at $1.25 billion and $2.5 billion for Global Opportunities Fund. The Board also considered the experience of BIM in managing the Funds, as well as BIM’s profitability analysis. With respect to the Global Small & Mid Cap and Old Westbury Real Return Funds, the Board determined that it would continue to monitor whether breakpoints would be appropriate should those Funds continue to grow in size.

(5) Ancillary benefits and other factors.

In addition to the above factors, the Board also discussed other benefits received by BIM and its affiliates from its management of the Funds, including the ability to market its advisory services for similar products in the future. In addition, the Board discussed the compensation payable by the Funds to affiliates of BIM for other services including shareholder servicing and custody. The Board also discussed the use of the Funds as asset allocation investment vehicles for clients of Bessemer and its

OLD WESTBURY FUNDS, INC. RENEWAL OF AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS AND APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT (UNAUDITED) - (Continued)

affiliates, with the resulting expectation that the asset sizes of the Funds would grow as Bessemer’s client base grows. The Board concluded that advisory fees were reasonable in light of these fall-out benefits.

Conclusion:

The Board, including all of the Independent Directors, concluded that the fees payable under the Agreements were fair and reasonable with respect to the services that BIM and each sub-adviser provides, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all important or controlling. The Independent Directors were also assisted by the advice of Counsel to the Independent Directors in making this determination.

Special Meeting of Shareholders

On August 25, 2010, a special meeting of shareholders was held at which Fund shareholders voted on the approval of a new investment advisory agreement (i.e., the New Agreement) between BIM and the Corporation on behalf of each of the Funds. The proposal was approved as set forth below:

	Shares Voted In Favor	Shares Voted Against	Shares Abstaining

U.S. Large Cap Fund	44,058,667.637	0	0
Non-U.S. Large Cap Fund	244,273,842.858	0	0
Global Small & Mid Cap Fund	271,952,763.332	0	0
Global Opportunities Fund	479,722,577.086	0	0
Real Return Fund	178,328,296.337	0	0
Fixed Income Fund	30,210,023.385	0	0
Municipal Bond Fund	57,878,298.144	0	0

This Page Intentionally Left Blank

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Investment Adviser:
Bessemer Investment Management LLC
630 Fifth Avenue
New York, NY 10111
(212) 708-9100

Distributor:
BNY Mellon Distributors Inc.
760 Moore Road
King of Prussia, PA 19406

Custodians:
Bessemer Trust Company
100 Woodbridge Center Drive
Woodbridge, NJ 07095

Citibank, N.A.
111 Wall Street
New York, NY 10005

Administrator:
BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406

Transfer Agent:
BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406

Independent Registered Public Accounting Firm:
Ernst & Young LLP
5 Times Square
New York, NY 10036

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Bessemer Investment Management LLC and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report.

Cusip 680414307
Cusip 680414604
Cusip 680414109
Cusip 680414406
Cusip 680414505
Cusip 680414703
Cusip 680414802
(A21-AR2010)
(12/10)

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

The Code of Ethics for Principal Executive and Principal Financial Officers is attached as an Exhibit under Item 12 (a)(1).

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has two audit committee financial experts serving on its audit committee and those persons (Eugene P. Beard and Patricia L. Francy) are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $429,040 in 2010 and $413,540 in 2009.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $5,860 in 2010 and $5,860 in 2009. Fees for both 2010 and 2009 relate to the review of financial statement data incorporated in the Funds annual N-1A filing.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $51,400 in 2010 and $44,500 in 2009. Fees for both 2010 and 2009 relate to the review of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $29,280 in 2010 and $29,280 in 2009. Fees for both 2010 and 2009 relate to the review of holdings for the Funds affiliated custodian under Rule 17f-2.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its Charter, the Registrant’s Audit Committee must approve all audit and non-audit services to be provided to the Registrant. This includes services rendered to the adviser and any entity controlling, controlled by or under common control with the adviser that provides on-going services to the Registrant.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $80,680 in 2010 and $73,780 in 2009.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)

The Schedule of Investments in securities of unaffiliated issuers as of the close of reporting period for the Old Westbury Global Small & Mid Cap Fund is listed below. The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Old Westbury U.S. Large Cap Fund, Old Westbury Non-U.S. Large Cap Fund, Old Westbury Global Opportunities Fund, Old Westbury Real Return Fund, Old Westbury Fixed Income Fund and Old Westbury Municipal Bond Fund are included as part of the report to shareholders filed under Item 1 of this form.

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS	October 31, 2010

Shares		Value

COMMON STOCKS — 89.1%
AUSTRALIA — 1.5%
24,202	Acrux Ltd.(b)	$71,121
44,881	Adamus Resources Ltd.(b)	26,817
148,865	Adelaide Brighton Ltd.	522,037
67,891	Aditya Birla Minerals Ltd.(b)	80,800
69,555	AED Oil Ltd.(b)	32,363
3,077	Aevum Ltd.	5,335
4,668	AGL Energy Ltd.	73,572
25,514	AJ Lucas Group Ltd.(b)	59,731
42,299	Alesco Corp. Ltd.	103,170
33,518	Alkane Resources Ltd.(b)	25,445
24,330	Alliance Resources Ltd.(b)	10,248
188,182	Allied Gold Ltd.(b)	83,872
955	Allied Medical Ltd.(c)(d)	0
1,092,129	Alumina Ltd.	2,171,677
51,812	Amadeus Energy Ltd.(b)	12,688
37,673	Amalgamated Holdings Ltd.	232,117
306,068	Amcom Telecommunications Ltd.	101,935
33,000	Andean Resources Ltd.(b)	204,941
34,575	Ansell Ltd.	458,909
37,818	Anvil Mining Ltd.(b)	173,906
94,765	APA Group	362,024
168,815	APN News & Media Ltd.	319,976
45,098	Aquila Resources Ltd.(b)	381,236
7,424	ARB Corp. Ltd.	52,287
56,546	Aristocrat Leisure Ltd.	194,417
609,753	Asciano Group(b)	934,746
43,058	ASG Group Ltd.	53,987
82,578	Atlas Iron Ltd.(b)	203,031
41,984	Aurora Oil and Gas Ltd.(b)	53,463
56,970	Ausdrill Ltd.	133,373
17,574	Ausenco Ltd.	43,897
28,945	Austal Ltd.	69,465
237,688	Austar United Communications Ltd.(b)	227,006
17,417	Austbrokers Holdings Ltd.	85,304
129,633	Austereo Group Ltd.	208,250
15,319	Austin Engineering Ltd.	69,476
109,727	Australian Agricultural Co. Ltd.(b)	171,972
111,685	Australian Infrastructure Fund	216,066
77,102	Automotive Holdings Group	172,952
41,611	Avoca Resources Ltd.(b)	128,394
324,299	AWB Ltd.(b)	471,734
76,071	AWE Ltd.(b)	112,145
96,214	Bank of Queensland Ltd.	981,102
107,928	Bannerman Resources Ltd.(b)	53,389
630,781	Beach Energy Ltd.	413,979
4,598	Bell Financial Group Ltd.	4,144
190,762	Bendigo and Adelaide Bank Ltd.	1,691,086
164,990	Bendigo Mining Ltd.	44,444
28,750	Berkeley Resources Ltd.(b)	45,059
38,950	Billabong International Ltd.	310,187
29,390	Biota Holdings Ltd.(b)	27,925

Shares		Value

AUSTRALIA (continued)
580	Blackmores Ltd.	$15,658
13,886	Blackthorn Resources Ltd.(b)	10,610
681,825	BlueScope Steel Ltd.	1,332,420
155,829	Boart Longyear Group	552,563
245,200	Boom Logistics Ltd.(b)	120,092
368,973	Boral Ltd.	1,586,662
39,321	Bow Energy Ltd.(b)	44,679
28,780	Bradken Ltd.	230,887
10,640	Bravura Solutions Ltd.(b)	1,459
26,608	Brickworks Ltd.	296,606
49,086	Brockman Resources Ltd.(b)	194,251
52,610	BT Investment Management Ltd.	136,050
26,490	Cabcharge Australia Ltd.	148,683
84,646	Caltex Australia Ltd.	963,469
12,828	Campbell Brothers Ltd.	442,310
255,734	Cape Lambert Resources Ltd.(b)	102,706
12,004	Cardno Ltd.	56,441
129,012	Cash Converters International Ltd.	72,665
25,160	Catalpa Resources Ltd.(b)	49,044
17,013	Cellestis Ltd.	39,663
171	Centamin Egypt Ltd.(b)	474
14,812	Centrex Metals Ltd.(b)	5,586
189,000	Ceramic Fuel Cells Ltd.(b)	33,324
2,144	CGA Mining Ltd.(b)	6,153
177,305	Challenger Financial Services Group Ltd.	798,921
12,658	Chemgenex Pharmaceuticals Ltd.(b)	6,696
98,649	Citadel Resource Group Ltd.(b)	46,866
354,184	Citigold Corp. Ltd.(b)	34,347
22,277	Clinuvel Pharmaceuticals Ltd.(b)	3,928
102,039	Clough Ltd.	66,468
108,154	Coal of Africa Ltd.(b)	150,438
56,720	Coalspur Mines Ltd.(b)	64,449
8,047	Cochlear Ltd.	559,809
114,410	Cockatoo Coal Ltd.(b)	61,078
9,314	Codan Ltd.	13,959
672,347	ConnectEast Group	286,489
80,212	Conquest Mining Ltd.(b)	43,214
57,099	Consolidated Media Holdings Ltd.	187,369
35,632	Cooper Energy Ltd.(b)	15,706
38,303	Count Financial Ltd.	49,151
35,104	Crane Group Ltd.	260,646
13,608	Credit Corp. Group Ltd.	41,855
104,149	Cromwell Group REIT	73,964
38,668	CSG Ltd.	67,989
691,792	CSR Ltd. - Placement Shares	1,233,310
4,990	Cudeco Ltd.(b)	11,682
79,309	Cue Energy Resources Ltd.(b)	30,686
39,151	Customers Ltd.(b)	71,331
47,992	Dart Energy Ltd.(b)	54,062

1

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

AUSTRALIA (continued)
118,091	David Jones Ltd.	$549,460
19,957	Decmil Group Ltd.(b)	50,827
137,142	Deep Yellow Ltd.(b)	30,226
30,072	Devine Ltd.	8,248
38,230	Discovery Metals Ltd.(b)	44,001
2,213	Dominion Mining Ltd.	6,460
1,660	Domino’s Pizza Enterprises Ltd.	9,268
100,955	Downer EDI Ltd.	501,373
437,244	Drillsearch Energy Ltd.(b)	25,698
122,271	DUET Group	207,801
50,048	DuluxGroup Ltd.(b)	132,366
4,716	DWS Advanced Business Solutions Ltd.	7,668
103,881	Eastern Star Gas Ltd.(b)	85,984
300,506	Emeco Holdings Ltd.	261,980
13,526	Energy Resources of Australia Ltd.	172,374
120,902	Energy World Corp. Ltd.(b)	46,187
112,525	Envestra Ltd.	57,316
192,600	Equinox Minerals Ltd.(b)	1,046,185
57,717	Eservglobal Ltd.(b)	37,031
22,408	Extract Resources Ltd.(b)	167,915
1,271,465	Fairfax Media Ltd.	1,805,917
3,195	Fantastic Holdings Ltd.	7,042
46,815	Ferraus Ltd.(b)	33,935
16,371	Finbar Group Ltd.	22,451
325,548	FKP Property Group REIT	299,756
12,421	Fleetwood Corp. Ltd.	148,558
5,227	FlexiGroup Ltd.	7,680
12,567	Flight Centre Ltd.	280,913
110,933	Flinders Mines Ltd.(b)	13,040
503,469	Focus Minerals Ltd.(b)	25,152
11,770	Forge Group Ltd.	49,806
15,773	G.U.D. Holdings Ltd.	161,302
45,532	Geodynamics Ltd.(b)	26,314
189,806	Gindalbie Metals Ltd.(b)	195,220
34,043	Giralia Resources NL(b)	91,703
797,917	Goodman Fielder Ltd.	1,160,672
80,283	GrainCorp Ltd.	592,167
140,887	Grange Resources Ltd.(b)	93,844
63,776	Great Southern Ltd.(b)(c)(d)	0
37,903	Greenland Minerals & Energy Ltd.(b)	27,846
24,148	Gujarat NRE Coking Coal Ltd.(b)	15,375
219,077	Gunns Ltd.(b)	144,852
83,622	GWA International Ltd.	251,469
225,564	Harvey Norman Holdings Ltd.	735,765
85,583	Hastie Group Ltd.	129,940
114,907	Highlands Pacific Ltd.(b)	45,586
430,956	Hillgrove Resources Ltd.(d)	126,642
64,401	Hills Industries Ltd.	136,261
234,388	Horizon Oil Ltd.(b)	82,654
8,559	Housewares International Ltd.(b)	21,966
38,283	iiNET Ltd.	106,875

Shares		Value

AUSTRALIA (continued)
219,708	Iluka Resources Ltd.(b)	$1,448,392
44,250	Imdex Ltd.(b)	53,531
33,245	IMF Australia Ltd.	47,871
188,795	Incitec Pivot Ltd.	687,953
30,708	Independence Group NL	210,559
85,840	Indophil Resources NL(b)	84,925
163,775	Industrea Ltd.	73,796
100,000	Integra Mining Ltd.(b)	49,957
89,852	Intrepid Mines Ltd.(b)	145,664
16,339	Invocare Ltd.	104,672
88,933	IOOF Holdings Ltd.	625,479
19,221	Iress Market Technology Ltd.	164,744
12,036	Iron Ore Holdings Ltd.(b)	20,279
6,445	Ivanhoe Australia Ltd.(b)	20,076
209,309	Jabiru Metals Ltd.(b)	114,816
21,040	JB Hi-Fi Ltd.	409,720
201,817	Kagara Ltd.(b)	150,244
182,877	Kangaroo Resources Ltd.(b)	18,809
21,736	Kingsgate Consolidated Ltd.	213,553
14,388	Kingsrose Mining Ltd.(b)	15,292
129,538	Lend Lease Corp. Ltd.	914,867
115,968	Lynas Corp. Ltd.(b)	166,418
12,005	M2 Telecommunications Group Ltd.	30,222
8,735	MAC Services Group	32,942
41,637	MacArthur Coal Ltd.	490,240
120,409	Macmahon Holdings Ltd.	58,383
1,285	Macquarie Telecom Group Ltd.	9,000
8,631	Mantra Resources Ltd.(b)	49,036
8,618	Maryborough Sugar Factory	23,046
7,488	McMillan Shakespeare Ltd.	52,224
36,485	McPherson’s Ltd.	111,862
39,619	Medusa Mining Ltd.	216,164
180,594	MEO Australia Ltd.(b)	83,143
58,777	Mermaid Marine Australia Ltd.	164,088
4,126	Mermaid Marine Australia Ltd. - Placement Shares(b)(d)	11,519
14,669	Mesoblast Ltd.(b)	36,497
51,944	Metals X Ltd.(b)	14,501
147,254	Metcash Ltd.	630,338
81,949	Metgasco Ltd.(b)	41,341
159,536	Minara Resources Ltd.(b)	118,767
50,666	Mincor Resources NL	88,341
156,458	Mineral Deposits Ltd.(b)	176,247
14,861	Mineral Resources Ltd.	144,843
170,312	Mirabela Nickel Ltd.(b)	263,589
14,438	Mirabela Nickel Ltd. - Placement Shares(b)(d)	22,345
113,240	Mitchell Communications Group Ltd.	134,218
97,845	Molopo Australia Ltd.(b)	97,761
72,573	Moly Mines Ltd.(b)	57,937
13,431	Monadelphous Group Ltd.	219,973
43,611	Mortgage Choice Ltd.	51,263
262,860	Mount Gibson Iron Ltd.(b)	520,117
35,018	Murchison Metals Ltd.(b)	53,168

2

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

AUSTRALIA (continued)
42,798	Navitas Ltd.	$160,564
128,661	New Hope Corp. Ltd.	618,805
103,248	NIB Holdings Ltd. Australia	126,420
343,138	Nido Petroleum Ltd.(b)	45,376
50,454	Nido Petroleum Ltd. - Placement Shares(c)(d)	6,672
17,243	Norfolk Group Ltd.(b)	19,255
16,470	Northern Energy Corp. Ltd.(b)	26,136
10,029	Northern Iron Ltd.(b)	15,129
43,966	Norton Gold Fields Ltd.(b)	8,613
29,173	NRW Holdings Ltd.	50,866
14,393	Oaks Hotels & Resorts Ltd.	4,230
8,253	Oakton Ltd.	25,142
738,171	OneSteel Ltd.	1,952,298
5,532	Orocobre Ltd.(b)	13,168
4,066	OrotonGroup Ltd.	31,544
914,710	OZ Minerals Ltd.	1,402,242
467,074	Pacific Brands Ltd.(b)	496,410
131,373	Paladin Energy Ltd.(b)	527,613
389,965	PanAust Ltd.(b)	284,582
72,732	Panoramic Resources Ltd.	167,424
301,008	PaperlinX Ltd.(b)	131,209
3,445	Patties Foods Ltd.	4,454
28,167	Peet Ltd.	52,423
77,182	Perilya Ltd.(b)	40,826
9,319	Perpetual Ltd.	345,510
61,898	Perseus Mining Ltd.(b)	181,290
6,626	Pharmaxis Ltd.(b)	18,303
499,396	Photon Group Ltd.	33,264
26,465	Platinum Asset Mangement Ltd.	124,434
63,419	Platinum Australia Ltd.(b)	41,000
52,188	PMP Ltd.	39,107
50,340	Premier Investments Ltd.	341,721
211,592	Primary Health Care Ltd.	646,665
36,624	Prime Media Group Ltd.	23,319
49,799	PrimeAg Australia Ltd.(b)	69,756
55,986	Programmed Maintenance Services Ltd.	107,214
108,721	Quantum Energy Ltd.(b)	8,200
56,830	Ramelius Resources Ltd.(b)	40,081
31,729	Ramsay Health Care Ltd.	486,403
15,468	REA Group Ltd.	163,335
30,974	Reckon Ltd.	69,783
70,333	Red Fork Energy Ltd.(b)	27,902
21,888	Redflex Holdings Ltd.(b)	55,316
8,531	Reece Australia Ltd.	186,350
37,184	Reed Resources Ltd.(b)	19,487
31,163	Regional Express Holdings Ltd.	37,546
56,462	Regis Resources Ltd.(b)	88,491
6,994	Reject Shop Ltd. (The)	126,058
77,378	Resolute Mining Ltd.(b)	98,913
85,881	Resource Generation Ltd.(b)	48,792
22,430	Retail Food Group Ltd.	55,587
19,666	Rex Minerals Ltd.(b)	48,159
167,042	RHG Ltd.(b)	116,174
123,127	Ridley Corp. Ltd.	148,349

Shares		Value

AUSTRALIA (continued)
52,445	Riversdale Mining Ltd.(b)	$550,712
112,512	Roc Oil Co. Ltd.(b)	45,737
1,356	Rock Building Society Ltd.	3,453
47,065	SAI Global Ltd.	201,928
24,621	Salmat Ltd.	99,123
10,681	Sandfire Resources NL(b)	83,805
42,447	Saracen Mineral Holdings Ltd.(b)	25,363
15,406	Sedgman Ltd.	31,389
43,003	Seek Ltd.	304,553
2,910	Select Harvests Ltd.	9,179
13,747	Servcorp Ltd.	40,936
49,311	Service Stream Ltd.(b)	23,668
36,965	Seven Group Holdings Ltd.	266,860
556,679	Sigma Pharmaceuticals Ltd.(b)	245,382
13,670	Silex Systems Ltd.(b)	70,166
28,232	Silver Lake Resources Ltd.(b)	64,159
54,699	Sims Metal Management Ltd.	880,323
9,054	Sirtex Medical Ltd.	53,656
12,166	Skilled Group Ltd.(b)	17,518
7,500	SMS Management & Technology Ltd.	50,251
116,161	Southern Cross Media Group Ltd.	254,879
302,794	SP AusNet	275,839
144,844	Spark Infrastructure Group	158,907
29,700	Sphere Minerals Ltd.(b)	72,440
65,191	Spotless Group Ltd.	145,595
799,451	St. Barbara Ltd.(b)	324,986
114,859	Straits Resources Ltd.	209,831
10,000	Strike Resources Ltd.(b)	4,751
137,375	STW Communications Group Ltd.	129,183
64,060	Sunland Group Ltd.(b)	49,886
32,271	Super Cheap Auto Group Ltd.	210,845
67,322	Swick Mining Services Ltd.(b)	24,400
6,000	Talent2 International Ltd.	8,816
54,768	Tap Oil Ltd.(b)	42,650
33,346	Tap Oil Ltd. - Placement Shares(b)(d)	25,968
28,299	Tassal Group Ltd.	38,392
649,118	Tatts Group Ltd.	1,589,604
13,506	Technology One Ltd.	13,097
79,468	Ten Network Holdings Ltd.	112,093
45,119	Terramin Australia Ltd.(b)	22,098
54,320	TFS Corp. Ltd.	50,815
47,822	Thakral Holdings Group REIT(b)	20,846
37,994	Thorn Group Ltd.	61,780
65,834	Timbercorp Ltd.(b)(c)(d)	0
80,532	Toro Energy Ltd.(b)	9,861
192,336	Tower Australia Group Ltd.	454,049
16,986	Tox Free Solutions Ltd.	41,596
118,596	TPG Telecom Ltd.	181,226
11,918	Transfield Services
	Infrastructure Fund	7,822

3

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

AUSTRALIA (continued)
138,888	Transfield Services Ltd.	$470,724
36,205	Transpacific Industries Group Ltd.(b)	43,621
34,641	Troy Resources NL(b)	113,674
1,757	Trust Co. Ltd.	10,498
45,033	UGL Ltd.	650,210
138,410	UXC Ltd.	68,467
74,750	Victoria Petroleum NL(b)	26,726
17,114	Village Roadshow Ltd.	39,395
48,270	Village Roadshow Ltd., Preferred Shares(b)	112,533
627,410	Virgin Blue Holdings Ltd.(b)	264,268
64,022	Washington H. Soul Pattinson & Co. Ltd.	821,535
24,742	Watpac Ltd.	40,353
13,177	WDS Ltd.(b)	8,777
19,960	Western Areas NL	114,964
22,975	White Energy Co. Ltd.(b)	85,519
41,846	Whitehaven Coal Ltd.	285,291
82,125	WHK Group Ltd.	88,088
700	Wide Bay Australia Ltd.	6,973
12,401	Windimurra Vanadium Ltd.(b)(c)(d)	2,065
13,791	Wotif.com Holdings Ltd.	63,222

		64,333,100

AUSTRIA — 0.3%
897	Agrana Beteiligungs AG	88,016
9,244	Andritz AG	708,138
5,093	A-TEC Industries AG(b)	27,645
3,204	Austria Technologie & Systemtechnik AG	59,109
6,370	Austriamicrosystems AG(b)	254,075
2,680	BWIN Interactive Entertainment AG	128,164
90	BWT AG	2,513
8,110	CAT Oil AG	73,031
4,924	EVN AG	78,196
3,497	Flughafen Wien AG	216,929
2,096	Intercell AG(b)	51,299
1,245	Kapsch TrafficCom AG	71,755
197	Lenzing AG	97,720
2,779	Mayr Melnhof Karton AG	300,415
902	Oberbank AG	55,113
2,261	Oesterreichische Post AG	68,429
3,144	Palfinger AG(b)	95,831
8,187	POLYTEC Holding AG(b)	52,302
27,010	Raiffeisen International Bank-Holding AG	1,522,506
444	S&T System Integration & Technology Distribution AG(b)	4,079
1,823	Schoeller-Bleckmann Oilfield Equipment AG	134,348
2,485	Semperit AG Holding	108,947
26,886	Strabag SE	694,144
106,890	Telekom Austria AG	1,636,474

Shares		Value

AUSTRIA (continued)
7,035	Uniqa Versicherungen AG	$145,500
23,880	Vienna Insurance Group	1,284,420
59,284	Voestalpine AG	2,350,352
2,481	Warimpex Finanz - Und Beteiligungs AG(b)	7,870
20,782	Wienerberger AG(b)	349,987
1,503	Wolford AG	42,570
9,248	Zumtobel AG	189,275

		10,899,152

BAHAMAS — 0.0%
100	CIC Energy Corp.(b)	583
500	Steiner Leisure Ltd.(b)	19,385

		19,968

BELGIUM — 0.3%
1,160	Ablynx NV(b)	13,320
10,353	Ackermans & Van Haaren NV	892,229
806	Aedifica REIT(b)	42,729
545,164	Ageas	1,676,109
91,808	AGFA - Gevaert NV(b)	535,394
5,234	Arseus NV	74,960
84	Banque Nationale de Belgique	422,855
2,639	Barco NV(b)	156,359
4,312	Bekaert SA	1,314,023
1,153	Cofinimmo SA REIT	164,487
2,461	Compagnie d’Entreprises CFE	153,279
1,565	Compagnie Immobiliere de Belgique SA	65,977
28,959	Deceuninck NV(b)	71,744
12,200	Deceuninck NV - VVPR Strip(b)	51
4,710	Delhaize Group	329,016
3,189	Devgen(b)	33,289
1,030	D’ieteren SA	561,240
917	Econocom Group	12,827
2,584	Elia System Operator SA NV	97,823
8,597	Euronav NV	143,824
1,559	EVS Broadcast Equipment SA	97,859
12,597	Exmar NV	94,325
3,443	Galapagos NV(b)	56,593
2,348	Gimv NV	129,836
1,199	Intervest Offices REIT	38,882
99	IRIS	4,340
1,246	Kinepolis Group NV	89,935
432	Mobistar SA	28,596
19,380	Nyrstar	285,377
91	Omega Pharma SA	4,256
740	Option NV(b)	669
9,305	Recticel SA	97,390
83	Retail Estates NV REIT	5,269
2,042	Roularta Media Group NV(b)	64,600
5,939	Sioen Industries NV	49,182
1,777	Sipef NV	141,717
10,299	Solvay SA	1,090,691
12,086	Telenet Group Holding NV(b)	504,642
10,572	Tessenderlo Chemie NV	361,822

4

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

BELGIUM (continued)
555	Tessenderlo Chemie NV - VVPR Strip(b)	$309
3,085	ThromboGenics NV(b)	79,820
27,297	UCB SA	1,058,842
20,514	Umicore	965,613
1,509	Van De Velde	78,969
445	VPK Packaging Group	18,271
1,812	Warehouses De Pauw SCA REIT	98,987
460	Wereldhave Belgium NV REIT	43,216

		12,251,543

BERMUDA — 0.5%
152,327	Allied World Assurance Co. Holdings Ltd.	8,714,628
2,900	Alterra Capital Holdings Ltd.	58,580
100,000	Argo Group International Holdings Ltd.	3,469,000
103,100	Aspen Insurance Holdings Ltd.	2,924,947
1,000	Assured Guaranty Ltd.	19,050
180,343	Catlin Group Ltd.	1,007,653
4,200	Endurance Specialty Holdings Ltd.	173,880
500	Enstar Group Ltd.(b)	40,095
8,700	Frontline Ltd.	248,228
600	Global Crossing Ltd.(b)	8,160
99,531	Golden Ocean Group Ltd.	144,115
9,312	Hardy Underwriting Bermuda Ltd.	44,167
188,780	Hiscox Ltd.	1,072,339
231,909	Katanga Mining Ltd.(b)	331,981
72,235	Lancashire Holdings Ltd.	657,440
3,200	Montpelier Re Holdings Ltd.	58,624
2,600	Orient-Express Hotels Ltd. - Class A(b)	32,916
3,400	Platinum Underwriters Holdings Ltd.	146,370
3,500	Renaissancere Holdings Ltd.	210,910
6,300	Signet Jewelers Ltd.(b)	221,634
2,600	Textainer Group Holdings Ltd.	67,548
1,711	Validus Holdings Ltd.	48,524
700	Vistaprint NV(b)	29,449

		19,730,238

BRAZIL — 1.0%
237,000	Acos Villares SA	117,085
11,300	AES Tiete SA	132,054
17,400	AES Tiete SA Preference Shares	241,510
22,952	AGFA-Gevaert Strip VVPR(d)	133,849
111,300	All America Latina Logistica SA	1,052,581
7,700	American Banknote SA	86,179
16,837	Amil Participacoes SA	169,331
20,800	Anhanguera Educacional Participacoes SA	406,140
7,500	B2W Companhia Global Do Varejo	136,255

Shares		Value

BRAZIL (continued)
24,400	Banco ABC Brasil SA - Preference Shares	$224,584
25,600	Banco Daycoval SA - Preference Shares	180,674
84,590	Banco do Estado do Rio Grande do Sul - Preference Shares	925,351
33,610	Banco Industrial e Comercial SA - Preference Shares	316,274
14,800	Banco Panamericano SA - Preference Shares	66,066
13,700	Banco Pine SA - Preference Shares	117,235
16,200	Banco Sofisa SA - Preference Shares	50,497
20,000	Bematech SA	117,038
98,230	BR Malls Participacoes SA	922,621
40,000	Brasil Brokers Participacoes SA	218,550
70,300	Braskem SA - Class A, Preference Shares(b)	715,280
104,570	Brookfield Incorporacoes SA	563,963
21,200	Camargo Correa Desenvol- vimento Imobiliario SA	101,493
5,700	Centrais Eletricas de Santa Catarina SA - Class B, Preference Shares	116,662
40,771	Cia Brasileira de Distribuicao Grupo Pao de Acucar - Class A, Preference Shares	1,600,579
4,800	Cia de Concessoes Rodoviarias	129,859
2,800	Cia de Gas de Sao Paulo - Class A, Preference Shares	59,778
13,900	Cia de Saneamento Basico do Estado de Sao Paulo	314,657
9,100	Cia de Saneamento de Minas Gerais	139,527
4,000	Cia de Saneamento do Parana, Preference Shares	6,916
4,400	Cia de Transmissao de Energia Eletrica Paulista, Preference Shares	136,221
25,300	Cia Energetica de Sao Paulo -Class B, Preference Shares	395,801
4,050	Cia Energetica do Ceara - Class A, Preference Shares	67,051
9,700	Cia Hering	477,726
27,800	Cia Paranaense de Energia - Class B, Preference Shares	644,356
18,300	Cia Providencia Industria e Comercio SA	77,062
71,409	Confab Industrial SA, Preference Shares	261,227
8,400	Contax Participacoes SA, Preference Shares	144,306
54,730	Cosan SA Industria e Comercio	869,410
9,700	Cremer SA	102,916
132,940	Cyrela Brazil Realty SA	1,827,993
35,100	Diagnosticos da America SA	426,287

5

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

BRAZIL (continued)
4,300	Drogasil SA	$110,743
78,134	Duratex SA	900,680
7,000	EDP - Energias do Brasil SA	152,038
7,480	Eletropaulo Metropolitana de Sao Paulo SA - Class A, Preference Shares	131,933
15,700	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA - Class B, Preference Shares	272,393
328,220	Empresa Brasileira de Aeronautica SA	2,326,090
9,500	Equatorial Energia SA	65,762
5,700	Estacio Participacoes SA	84,814
26,593	Eternit SA	159,999
78,900	Even Construtora e Incorporadora SA	442,690
28,300	Ez Tec Empreendimentos e Participacoes SA	201,394
13,800	Ferbasa-Ferro Ligas DA Bahia, Preference Shares	104,456
18,200	Fertilizantes Fosfatados SA, Preference Shares(b)	205,088
41,923	Fibria Celulose SA(b)	748,070
8,100	Forjas Taurus SA - Preference Shares	21,437
187,600	Gafisa SA	1,545,772
12,800	General Shopping Brasil SA(b)	94,703
11,500	Gol-Linhas Aereas Inteligentes SA, Preference Shares	198,915
40,800	Grendene SA	211,643
3,200	Guararapes Confeccoes SA	167,500
14,500	Helbor Empreendimentos SA	164,589
33,900	IdeiasNet SA(b)	75,364
15,000	Iguatemi Empresa de Shopping Centers SA	350,850
24,400	Industrias Romi SA	202,628
95,060	Inpar SA(b)	181,700
4,100	Iochpe-Maxion SA	59,319
7,100	JHSF Participacoes SA	12,861
193,000	Klabin SA, Preference Shares	539,170
7,587	Kroton Educacional SA(b)	78,311
16,800	Light SA	211,643
8,100	LLX Logistica SA(b)	44,399
13,300	Localiza Rent A CAR	220,193
26,200	Log-In Logistica Intermodal SA(b)	142,534
29,900	Lojas Americanas SA	244,257
47,100	Lojas Americanas SA, Preference Shares	503,881
18,300	Lojas Renner SA	726,059
4,100	LPS Brasil Consultoria de Imoveis SA	89,774
4,100	Lupatech SA(b)	50,638
5,000	M Dias Branco SA	126,448
23,548	Magnesita Refratarios SA(b)	155,389
90,400	Marcopolo SA, Preference Shares	361,536

Shares		Value

BRAZIL (continued)
43,580	Marfrig Alimentos SA	$388,562
13,800	Marisa Lojas SA	222,384
16,400	Minerva SA(b)	58,740
20,000	MPX Energia SA(b)	334,764
65,420	MRV Engenharia e Participacoes SA	636,771
30,150	Multiplan Empreendimentos Imobiliarios SA	700,243
17,900	Natura Cosmeticos SA	511,639
12,100	Obrascon Huarte Lain Brasil SA	410,189
19,400	Odontoprev SA	285,244
12,700	Parana Banco SA - Preference Shares	91,797
81,129	Paranapanema SA(b)	256,704
117,800	PDG Realty SA Empreendimentos e Participacoes	1,458,384
51,600	Porto Seguro SA	752,924
10,900	Positivo Informatica SA	103,532
7,200	Profarma Distribuidora de Produtos Farmaceuticos SA	70,293
50,850	Randon Participacoes SA, Preference Shares	425,569
9,500	Redentor Energia SA(b)	43,413
4,300	Restoque Comercio e Confeccoes de Roupas SA	36,164
14,700	Rodobens Negocios Imobiliarios SA	152,161
81,600	Rossi Residencial SA	800,019
13,700	Santos Brasil Participacoes SA	183,709
8,200	Sao Carlos Empreendimentos e Participacoes SA	86,037
23,000	Sao Martinho SA	275,816
43,700	Sao Paulo Alpargatas SA - Preference Shares	268,579
9,200	Saraiva SA Livreiros Editores, Preference Shares	199,875
15,000	SLC Agricola SA	185,261
18,900	Springs Global Participacoes SA	46,130
55,470	Sul America SA	652,147
106,153	Suzano Papel e Celulose SA - Preference Shares	998,286
11,000	Tam SA, Preference Shares	267,512
25,300	Tecnisa SA	154,749
8,175	Telemar Norte Leste SA - Class A, Preference Shares(b)	231,744
9,300	Tereos Internacional SA(b)	22,808
2,400	Terna Participacoes SA(b)	47,977
25,700	Tim Participacoes SA(b)	103,386
103,300	Tim Participacoes SA, Preference Shares	331,717
3,100	Totvs SA	281,321
7,700	Tractebel Energia SA	115,932
8,900	Trisul SA	41,352
30,144	Ultrapar Participacoes SA, Preference Shares	1,831,368

6

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

BRAZIL (continued)
137,772	Uniao de Industrias Petroquimicas SA - Class B, Preference Shares(b)	$54,289
13,800	Universo Online SA, Preference Shares	83,191
58,200	Weg SA	759,889

		42,443,178

CANADA — 2.1%
7,639	5N Plus, Inc.(b)	50,557
6,813	Aastra Technologies Ltd.	142,285
45,255	Advantage Oil & Gas Ltd.(b)	280,431
13,500	Aecon Group, Inc.	160,692
500	AG Growth International, Inc.	20,296
25,896	AGF Management Ltd. - Class B	420,724
500	Ainsworth Lumber Co. Ltd.(b)	1,137
29,047	Air Canada - Class A(b)	107,655
4,913	Air Canada - Class B(b)	18,161
21,300	Alamos Gold, Inc.	329,765
9,150	Alexco Resource Corp.(b)	56,879
42,397	Algonquin Power & Utilities Corp.	192,052
31,100	Alimentation Couche-Tard, Inc. - Class B	738,545
1,400	Alliance Grain Traders, Inc.	43,445
16,679	AltaGas Ltd.	333,122
6,500	Altius Minerals Corp.(b)	67,110
78,500	Amerigo Resources Ltd.(b)	70,041
69,923	Anderson Energy Ltd.(b)	74,729
11,883	Angle Energy, Inc.(b)	88,782
32,025	Antrim Energy, Inc.(b)	33,598
36,100	Arsenal Energy, Inc.(b)	30,794
17,470	Astral Media, Inc. - Class A	700,581
6,400	Atco Ltd. - Class I	327,248
12,436	Atrium Innovations, Inc.(b)	181,071
27,431	ATS Automation Tooling Systems, Inc.(b)	193,381
25,500	Aura Minerals, Inc.(b)	110,761
22,800	Aurizon Mines Ltd.(b)	152,462
15,250	Avalon Rare Metals, Inc.(b)	68,034
42,700	B2Gold Corp.(b)	95,456
72,263	Baja Mining Corp.(b)	82,189
19,361	Ballard Power Systems, Inc.(b)	34,739
41,500	Bankers Petroleum Ltd.(b)	290,935
30,100	Bellatrix Exploration Ltd.(b)	108,312
23,100	BioExx Specialty Proteins Ltd.(b)	57,756
200	BioteQ Environmental Technologies, Inc.(b)	173
22,000	Birchcliff Energy Ltd.(b)	184,214
2,500	Black Diamond Group Ltd.	45,299
108,500	BlackPearl Resources, Inc.(b)	457,447
3,040	BMTC Group, Inc. - Class A	69,778
3,500	Boardwalk Real Estate Investment Trust	147,049
7,470	Boralex, Inc. - Class A(b)	61,524
24,646	Breakwater Resources Ltd.(b)	137,741

Shares		Value

CANADA (continued)
3,444	Bridgewater Systems Corp.(b)	$29,716
3,800	Burcon NutraScience Corp.(b)	40,351
46,167	CAE, Inc.	517,845
3,800	Calfrac Well Services Ltd.	95,531
5,400	Calloway Real Estate Investment Trust	127,071
9,600	Calvalley Petroleum, Inc. - Class A(b)	37,839
37,544	Canaccord Financial, Inc.	389,097
4,100	Canada Bread Co. Ltd.	176,478
5,600	Canadian Apartment Properties REIT	95,703
2,600	Canadian Energy Services & Technology Corp.	52,693
5,700	Canadian Real Estate Investment Trust	179,121
38,300	Canadian Tire Corp. Ltd. - Class A	2,237,765
22,900	Canadian Utilities Ltd. - Class A	1,099,981
22,300	Canadian Western Bank	554,494
15,332	Canam Group, Inc. - Class A	121,165
43,077	Canfor Corp.(b)	406,737
4,988	Canyon Services Group, Inc.(b)	40,593
130,100	Capstone Mining Corp.(b)	456,670
5,842	Cardero Resource Corp.(b)	7,103
6,100	Cardiome Pharma Corp.(b)	31,041
30,000	Cascades, Inc.	197,666
9,900	Cash Store Financial Services, Inc. (The)	152,591
12,970	CCL Industries - Class B	380,236
93,200	Celestica, Inc.(b)	784,967
9,200	Celtic Exploration Ltd.(b)	110,772
16,209	Centerra Gold, Inc.	323,417
27,295	Cequence Energy Ltd.(b)	47,637
97,700	CGI Group, Inc. - Class A(b)	1,503,003
15,900	Chartwell Seniors Housing Real Estate Investment Trust	145,764
13,808	Chinook Energy, Inc.(b)	24,099
2,900	Churchill Corp. (The) - Class A(b)	57,067
29,372	Cinch Energy Corp.(b)	34,559
71,325	Claude Resources, Inc.(b)	113,991
7,600	Cogeco Cable, Inc.	290,617
3,115	Cogeco, Inc.	102,011
11,900	Colossus Minerals, Inc.(b)	96,843
4,300	Cominar Real Estate Investment Trust	91,447
2,500	Computer Modelling Group Ltd.	47,578
165,420	Connacher Oil & Gas Ltd.(b)	188,143
1,300	Constellation Software, Inc.	56,734
9,400	Contrans Group, Inc. - Class A	80,645
12,812	Copper Mountain Mining Corp.(b)	61,805
700	Corby Distilleries Ltd. - Class A	10,981
28,050	Corridor Resources, Inc.(b)	184,543

7

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

CANADA (continued)
33,800	Corus Entertainment, Inc. - Class B	$729,754
3,324	Corvus Gold, Inc.(b)	3,194
21,200	Cott Corp.(b)	174,397
22,300	Crescent Point Energy Corp.	883,342
32,445	Crew Energy, Inc.(b)	627,332
374,914	Crowflight Minerals, Inc.(b)	27,570
37,700	Daylight Energy Ltd.	367,057
45,200	Delphi Energy Corp.(b)	91,738
143,700	Denison Mines Corp.(b)	301,518
16,400	Descartes Systems Group, Inc. (The)(b)	103,555
600	Domtar Corp.	47,616
14,100	Dorel Industries, Inc. - Class B	475,300
6,800	DragonWave, Inc.(b)	55,605
26,500	Duluth Metals Ltd.(b)	72,752
27,586	Dundee Precious Metals, Inc.(b)	163,639
3,100	Dundee Real Estate Investment Trust	88,784
23,000	DundeeWealth, Inc.	372,095
7,492	Dynasty Metals & Mining, Inc.(b)	28,281
257,450	Eastern Platinum Ltd.(b)	469,514
22,300	ECU Silver Mining, Inc.(b)	16,399
85	E-L Financial Corp. Ltd.	33,338
12,344	Electrovaya, Inc.(b)	36,915
4,817	Emera, Inc.	140,179
15,950	Empire Co. Ltd. - Class A	912,836
8,100	Endeavour Silver Corp.(b)	39,233
38,427	Ensign Energy Services, Inc.	476,994
20,486	Epsilon Energy Ltd. (Canada)(b)	50,216
5,252	Equitable Group, Inc.	120,653
11,412	Essential Energy Services Ltd.(b)	18,462
54,600	European Goldfields Ltd.(b)	737,708
465	Evertz Technologies Ltd.	7,322
42,500	Excellon Resources, Inc.(b)	34,587
12,009	EXFO, Inc.(b)	71,119
10,300	Extendicare Real Estate Investment Trust	110,584
26,400	Fairborne Energy Ltd.(b)	104,575
2,500	Far West Mining Ltd. - Class A(b)	13,482
29,900	Farallon Mining Ltd.(b)	16,710
64,225	Finning International, Inc.	1,510,065
30,350	First Majestic Silver Corp.(b)	232,706
18,100	First Quantum Minerals Ltd.	1,584,970
6,800	FirstService Corp.(b)	173,350
15,793	Flint Energy Services Ltd.(b)	246,674
25,739	Fortis, Inc.	816,915
1,599	Fortress Paper Ltd.(b)	72,715
57,167	Fortuna Silver Mines, Inc.(b)	214,117
11,800	Forzani Group Ltd. (The) - Class A	176,555
2,663	Fronteer Gold, Inc.(b)	21,176

Shares		Value

CANADA (continued)
52,200	Gammon Gold, Inc.(b)	$356,735
15,500	Garda World Security Corp. - Class A(b)	130,395
10,000	Gennum Corp.	70,497
15,416	Genworth MI Canada, Inc.	411,889
1,600	Geomark Exploration Ltd.(b)	1,632
24,800	Gildan Activewear, Inc.(b)	714,650
3,609	GLG Life Tech Corp.(b)	31,316
41,500	Globestar Mining Corp.(b)	67,139
1,865	Gluskin Sheff & Associates, Inc.	36,024
11,700	GLV, Inc. - Class A(b)	81,105
57,033	Gold Wheaton Gold Corp.(b)	192,365
22,600	Grande Cache Coal Corp.(b)	155,113
30,900	Great Canadian Gaming Corp.(b)	244,497
91,000	Groupe Aeroplan, Inc.	1,106,383
4,991	Guardian Capital Group Ltd. - Class A	40,862
9,100	Hanfeng Evergreen, Inc.(b)	61,030
25,000	Harry Winston Diamond Corp.(b)	319,394
245,570	High River Gold Mines Ltd.(b)	317,828
8,400	Home Capital Group, Inc.	395,580
76,900	HudBay Minerals, Inc.	1,213,933
29,060	IESI-BFC Ltd	680,128
816	IESI-BFC Ltd. - Placement Shares	19,078
7,400	Imax Corp.(b)	160,567
19,243	Imperial Metals Corp.(b)	467,915
3,200	Indigo Books & Music, Inc.	48,036
34,700	Industrial Alliance Insurance and Financial Services, Inc.	1,088,734
21,100	Inmet Mining Corp.	1,261,573
16,979	Innergex Renewable Energy, Inc.	160,484
11,900	InnVest Real Estate Investment Trust	79,925
18,640	Intact Financial Corp	844,182
6,648	International Tower Hill Mines Ltd.(b)	49,669
28,600	Ivanhoe Energy, Inc.(b)	74,031
13,500	Jean Coutu Group PJC, Inc. (The) Class A	121,380
10,400	Jinshan Gold Mines, Inc.(b)	51,189
5,280	Keegan Resources, Inc.(b)	41,260
54,051	Kinross Gold Corp.	972,483
6,900	Kirkland Lake Gold, Inc.(b)	76,178
25,200	La Mancha Resources, Inc.(b)	65,971
114,905	Lake Shore Gold Corp.(b)	389,814
13,957	Laurentian Bank of Canada	605,547
1,154	Le Chateau, Inc.	14,144
12,400	Leon’s Furniture Ltd.	166,565
21,760	Linamar Corp.	479,407
213,500	Lundin Mining Corp.(b)	1,352,299
6,700	MacDonald Dettwiler & Associates Ltd.(b)	333,785
8,610	MAG Silver Corp.(b)	71,673

8

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

CANADA (continued)
77,759	MagIndustries Corp.(b)	$25,160
8,300	Major Drilling Group International	284,099
8,300	Manitoba Telecom Services, Inc.	237,061
20,300	Maple Leaf Foods, Inc.	246,211
1,900	Marsulex, Inc.	21,312
35,998	Martinrea International, Inc.(b)	303,542
27,700	MDS, Inc.(b)	310,162
88,621	Mega Uranium Ltd.(b)	67,776
16,000	Mercator Minerals Ltd.(b)	50,044
34,700	Methanex Corp.	966,252
20,325	Metro, Inc. - Class A	932,650
10,649	Midway Energy Ltd.(b)	38,424
21,343	Migao Corp.(b)	151,718
8,200	Minefinders Corp.(b)	72,038
10,731	Miranda Technologies, Inc.(b)	48,294
2,300	Morguard Real Estate Investment Trust	30,557
3,800	Mosaid Technologies, Inc.	101,157
44,077	Mullen Group Ltd.	661,220
43,067	Nautilus Minerals, Inc.(b)	80,653
5,900	Neo Material Technologies, Inc.(b)	34,246
154,800	New Gold, Inc.(b)	1,145,936
30,088	Newalta, Inc.	272,294
6,400	Niko Resources Ltd.	610,570
2,527	North American Energy Partners, Inc.(b)	21,928
10,624	Northern Dynasty Minerals Ltd.(b)	95,834
2,300	Northern Property Real Estate Investment Trust	61,001
109,700	Northgate Minerals Corp.(b)	310,847
19,800	Novagold Resources, Inc.(b)	222,092
41,801	NuVista Energy Ltd.	378,295
147,378	OceanaGold Corp.(b)	491,308
4,800	Oncolytics Biotech, Inc.(b)	21,884
25,600	Onex Corp.	749,752
3,868	Open Range Energy Corp.(b)	4,854
11,100	Open Text Corp.(b)(e)	491,060
1,052	Open Text Corp.(b)(e)	46,530
39,961	Orleans Energy Ltd.(b)	80,322
57,165	Orvana Minerals Corp.(b)	149,652
46,000	Pacific Rubiales Energy Corp.(b)	1,466,281
5,800	Paladin Labs, Inc.(b)	159,061
18,800	PAN American Silver Corp.	601,475
15,900	Paramount Resources Ltd. - Class A(b)	319,122
5,100	Parex Resources, Inc.(b)	32,503
13,367	Parkbridge Lifestyles Communities, Inc.	95,282
8,800	Pason Systems, Inc.	102,849
13,375	Patheon, Inc.(b)	31,474
19,769	Peregrine Diamonds Ltd.(b)	50,397
15,080	Perpetual Energy, Inc.	63,431

Shares		Value

CANADA (continued)
19,551	PetroBakken Energy Ltd. - Class A	$431,698
30,800	Petrobank Energy & Resources Ltd.(b)	1,225,779
43,500	Petrolifera Petroleum Ltd.(b)	28,576
3,200	Petrominerales Ltd.	81,985
113,000	Phoscan Chemical Corp.(b)	49,304
13,525	Potash One, Inc.(b)	48,536
489	Precision Drilling Corp.(b)(e)	3,814
620	Precision Drilling Corp.(b)(e)	4,863
5,100	Premium Brands Holdings Corp.	71,257
92,400	Progress Energy Resources Corp.	981,167
6,250	QLT, Inc.(b)	35,236
49,122	Quadra FNX Mining Ltd.(b)	693,555
16,800	Quebecor, Inc. - Class B	606,012
8,500	Queenston Mining, Inc.(b)	44,171
52,100	Questerre Energy Corp.(b)	88,374
2,000	Reitmans (Canada) Ltd.	35,827
16,300	Reitmans (Canada) Ltd. - Class A	312,927
4,000	Richelieu Hardware Ltd.	115,502
12,800	Richmont Mines, Inc.(b)	60,367
16,644	Riocan Real Estate Investment Trust	376,159
8,500	Ritchie Bros. Auctioneers, Inc.(e)	180,601
275,000	Ritchie Bros. Auctioneers, Inc.(e)	5,824,500
9,531	Rock Energy, Inc.(b)	41,212
2,900	Rocky Mountain Dealerships, Inc.	26,586
64,202	RONA, Inc.(b)	818,341
26,189	Russel Metals, Inc.	515,614
14,890	Sabina Gold & Silver Corp.(b)	65,552
188,000	Sandvine Corp.(b)	394,470
35,881	Savanna Energy Services Corp.	205,808
44,000	Scorpio Mining Corp.(b)	37,533
200	Sears Canada, Inc.	3,824
33,400	SEMAFO, Inc.(b)	400,839
13,425	ShawCor Ltd. - Class A	413,057
149,700	Sherritt International Corp.	1,163,958
30,423	Shore Gold, Inc.(b)	21,179
13,302	Sierra Wireless, Inc.(b)	161,205
2,500	Silver Standard Resources, Inc.(b)	60,790
15,900	SilverBirch Energy Corp.(b)	101,333
26,400	Silvercorp Metals, Inc.	246,942
3,360	Sonde Resources Corp.(b)	10,707
200	SouthGobi Resources Ltd.(b)	2,145
48,414	Sprott Resource Corp.(b)	206,492
43,794	Sprott Resource Lending Corp.(b)	79,438
50,200	St. Andrew Goldfields Ltd.(b)	75,800
8,300	Stantec, Inc.(b)	229,412
144,375	Stornoway Diamond Corp.(b)	79,272

9

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

CANADA (continued)
10,700	SunOpta, Inc.(b)	$70,186
20,400	Superior Plus Corp.	243,024
59,200	Taseko Mines Ltd.(b)	374,390
11,000	Terra Energy Corp.(b)	12,403
8,500	Theratechnologies, Inc.(b)	41,421
52,700	Thompson Creek Metals Co., Inc.(b)	634,529
6,500	TMX Group, Inc.	216,178
19,885	Toromont Industries Ltd.	566,778
21,600	Torstar Corp. - Class B	272,780
11,903	Total Energy Services, Inc.	107,254
59,800	TransAlta Corp.	1,210,776
22,585	Transcontinental, Inc. - Class A	339,030
35,827	TransForce, Inc.	424,346
19,100	Transglobe Energy Corp.(b)	200,195
28,200	Trican Well Service Ltd.	488,848
38,900	Trinidad Drilling Ltd.	194,519
44,173	Twin Butte Energy Ltd.(b)	70,164
53,440	Uex Corp.(b)	77,548
6,941	Uni-Select, Inc.	180,960
181,100	Uranium One, Inc.(b)	740,452
23,000	Ur-Energy, Inc.(b)	32,023
27,960	Valeant Pharmaceuticals International, Inc.(e)	771,976
55,950	Valeant Pharmaceuticals International, Inc.(e)	1,548,102
14,446	Vector Aerospace Corp.(b)	98,724
20,060	Vero Energy, Inc.(b)	124,502
4,420	Virginia Mines, Inc.(b)	32,200
171,501	Viterra, Inc.(b)	1,642,872
17,206	Wesdome Gold Mines Ltd.	46,393
11,176	West Fraser Timber Co. Ltd.	485,437
47,418	Westaim Corp.(b)	23,246
18,100	Western Coal Corp.(b)	122,453
18,000	Western Financial Group, Inc.	44,122
6,300	Westjet Airlines Ltd.(b)	77,646
9,385	Westport Innovations, Inc.(b)	170,603
34,300	Wi-Lan, Inc.	162,773
11,348	Winpak Ltd.	127,399
61,000	Yukon-Nevada Gold Corp.(b)	46,054
62,000	Zarlink Semiconductor, Inc.(b)	125,836

		88,797,513

CAYMAN ISLANDS — 0.0%
36,211	Endeavour Mining Corp.(b)	103,673
2,500	Fresh Del Monte Produce, Inc.(b)	55,325
2,400	Greenlight Capital Re Ltd. - Class A(b)	68,544
1,700	Herbalife Ltd.	108,562
60,807	Siem Offshore, Inc.(b)	96,974

		433,078

CHILE — 0.2%
414,369	AES Gener SA	228,638
135,844	Aguas Andinas SA - Class A	67,346

Shares		Value

CHILE (continued)
12,394	Banco de Credito e Inversiones	$748,885
164,971	Banmedica SA	259,691
114,351	Besalco SA	175,331
12,307	CAP SA	628,672
18,632	Cementos BIO BIO SA	54,089
23,013	Cia Cervecerias Unidas SA	257,333
49,566	Cia General de Electricidad	311,998
113,368	Cia Sudamericana de Vapores SA(b)	151,143
1,731,940	Colbun SA	473,641
50,487,302	CorpBanca SA	794,234
17,867	Cristalerias de Chile SA	241,295
61,317	E.CL SA	163,963
18,878	Embotelladora Andina SA - Class A, Preference Share	76,801
24,008	Embotelladora Andina SA - Class B, Preference Shares	118,806
30,762	Empresa Nacional de Telecomu- nicaciones SA	488,878
1,192,791	Empresas Iansa SA(b)	136,093
126,453	Empresas La Polar SA	901,936
37,174	Farmacias Ahumada SA	109,504
20,702	Forus SA	51,633
12,790	Gasco SA	80,011
200,535	Industrias Forestales SA	48,376
448,016	Inversiones Aguas Metropolitanas SA	696,089
502,005	Masisa SA(b)	82,564
78,007	Multiexport Foods SA(b)	34,933
254,993	Ripley Corp. SA	356,203
58,002	Salfacorp SA	169,055
113,830	Sigdo Koppers SA	231,663
246,844	Socovesa SA	155,873
130,300	Sonda SA	282,203
186,725	Vina Concha y Toro SA	453,958
853,398	Vina San Pedro SA	7,659

		9,038,497

CHINA — 0.6%
132,000	361 Degrees International Ltd.	127,892
32,000	A8 Digital Music Holdings Ltd.	12,922
150,000	AAC Acoustic Technologies Holdings, Inc.	361,490
402,000	Agile Property Holdings Ltd.	528,999
31,000	Ajisen China Holdings Ltd.	55,751
70,000	Anhui Expressway Co. Ltd. - H Shares	53,282
86,000	Anhui Tianda Oil Pipe Co. Ltd. - H Shares	37,834
68,000	Anta Sports Products Ltd.	140,364
208,000	Anton Oilfield Services Group	21,467
232,500	Asia Cement China Holdings Corp.	106,483
96,000	Aupu Group Holding Co. Ltd.	17,215
192,000	AviChina Industry & Technology Co. - H Shares(b)	103,787

10

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

CHINA (continued)
124,000	Baoye Group Co. Ltd. - H Shares	$81,587
203,500	BBMG Corp. - H Shares	289,317
478,000	Beijing Capital Land Ltd. - H Shares	174,519
34,000	Beijing Jingkelong Co. Ltd. - H Shares	40,793
406,000	Beijing North Star Co. Ltd. - H Shares	110,519
330,500	BYD Electronic International Co. Ltd.	174,391
516,000	China Aoyuan Property Group Ltd.	89,869
55,000	China Automation Group Ltd.	43,000
526,000	China Communications Services Corp. Ltd. - H Shares	306,727
168,000	China Huiyuan Juice Group Ltd.	112,704
61,200	China Metal Recycling Holdings Ltd.	68,138
419,678	China Molybdenum Co. Ltd. - H Shares	402,826
200,042	China National Building Material Co. Ltd. - H Shares	487,766
324,000	China National Materials Co. Ltd. - H Shares	288,836
200,000	China Nickel Resources Holding Co. Ltd.	36,897
54,000	China Oilfield Services Ltd. - H Shares	87,640
58,000	China Qinfa Group Ltd.(b)	29,931
406,000	China Rare Earth Holdings Ltd.(b)	221,038
1,164,600	China Resources Microelec- tronics Ltd.(b)	53,338
452,488	China Shanshui Cement Group Ltd.	322,236
54,000	China Shineway Pharmaceutical Group Ltd.	183,919
1,119,093	China Shipping Container Lines Co. Ltd.-H Shares(b)	454,784
430,000	China Shipping Development Co. Ltd. - H Shares	625,757
88,000	China Singyes Solar Technologies Holdings Ltd.	48,250
188,000	China Southern Airlines Co. Ltd. - H Shares(b)	127,819
123,000	China Sunshine Paper Holdings Co. Ltd.	74,423
127,000	China Sunsine Chemical Holdings Ltd.	26,493
278,000	China Taisan Technology Group Holdings Ltd.	44,032
152,000	China Wireless Technologies Ltd.	81,380
41,000	China XLX Fertiliser Ltd.	18,690
179,000	China Yurun Food Group Ltd.	696,255

Shares		Value

CHINA (continued)
100,400	China Zhongwang Holdings Ltd.	$59,842
140,000	Chinasoft International Ltd.(b)	39,374
264,000	Chongqing Iron & Steel Co. Ltd. - H Shares(b)	74,249
314,000	Chongqing Machinery & Electric Co. Ltd.	106,945
1,076,200	Country Garden Holdings Co.	380,427
442,000	Dalian Port PDA Co. Ltd. - H Shares	191,027
101,000	Delong Holdings Ltd.(b)	49,162
25,600	Dongfang Electric Corp. Ltd. - H Shares	124,512
237,000	Dongyue Group	104,263
126,000	ENN Energy Holdings Ltd.	378,752
120,000	First Tractor Co. Ltd. - H shares	115,336
620,500	Fosun International	509,128
24,000	Foxconn International Holdings Ltd.(b)	17,711
148,000	Golden Eagle Retail Group Ltd.	393,330
137,000	Great Wall Motor Co. Ltd. - H Shares	430,376
202,000	Great Wall Technology Co. Ltd. - H Shares	96,684
327,000	Greentown China Holdings Ltd.	378,837
644,000	Guangshen Railway Co. Ltd. - H Shares	260,051
241,753	Guangzhou Automobile Group Co. Ltd. - H Shares	368,029
32,000	Guangzhou Pharmaceutical Co. Ltd. - H Shares	34,059
280,731	Guangzhou R&F Properties Co. Ltd. - H Shares	400,566
48,000	Guangzhou Shipyard International Co. Ltd. - H Shares	97,842
53,000	Hainan Meilan International Airport Co. Ltd. - H Shares	61,333
86,000	Haitian International Holdings Ltd.	87,539
324,000	Harbin Power Equipment Co. Ltd. - H Shares	436,389
323,000	Hidili Industry International Development Ltd.	344,200
644,000	Honghua Group Ltd.(b)	97,208
124,000	Huadian Power International Co. - H Shares	28,475
448,000	Hunan Non-Ferrous Metal Corp. Ltd. - H Shares(b)	199,978
141,000	Intime Department Store Group Co. Ltd.	216,104
119,000	JES International Holdings Ltd.(b)	28,502
178,000	Jiangsu Expressway Co. Ltd. - H Shares	215,862
92,000	Jingwei Textile Machinery - H Shares(b)	35,607

11

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

CHINA (continued)
163,000	Kasen International Holdings Ltd.(b)	$31,543
190,000	Kingdee International Software Group Co. Ltd.	100,255
139,000	Kingsoft Corp. Ltd.	70,296
778,722	Lenovo Group Ltd.	504,330
263,000	Li Heng Chemical Fibre Technologies Ltd.	43,688
88,000	Li Ning Co. Ltd.	250,901
29,000	Lianhua Supermarket Holdings Co. Ltd. - H Shares	123,464
140,000	Lingbao Gold Co. Ltd. - H Shares	98,255
41,000	Little Sheep Group Ltd.	26,712
774,000	Maanshan Iron & Steel - H Shares	443,356
34,000	Nanjing Panda Electronics Co. Ltd. - H Shares(b)	9,431
88,000	Pacific Online	37,238
236,000	Pacific Textile Holdings Ltd.	133,661
138,000	Pan Asia Environmental Protection Group Ltd.	29,910
72,000	Parkson Retail Group Ltd.	130,229
316,000	Qingling Motors Co. Ltd. - H Shares	118,226
174,000	Qunxing Paper Holdings Co. Ltd.(b)	74,078
112,000	Regent Manner International Ltd.	53,607
1,867,430	Renhe Commercial Holdings Co. Ltd.	356,561
6,735,806	Semiconductor Manufacturing International Corp.(b)	564,847
142,500	Shandong Chenming Paper Holdings Ltd. - H Shares	119,681
43,600	Shandong Molong Petroleum Machinery Co. Ltd. - H Shares	53,437
36,000	Shandong Xinhua Pharmaceutical Co. Ltd. - H Shares	16,023
342,000	Shanghai Forte Land Co. - H Shares	101,922
604,000	Shanghai Jin Jiang International Hotels Group Co. Ltd. - H Shares	151,170
336,000	Shanghai Prime Machinery Co. Ltd. - H Shares	80,194
42,500	Shenji Group Kunming Machine Tool Co. Ltd. - H Shares	27,415
72,000	Shenzhen Expressway Co. Ltd. - H Shares	39,663
89,000	Shenzhou International Group Holdings Ltd.	103,338
1,314,320	Shui On Land Ltd.	659,597
116,000	Sichuan Expressway Co. Ltd. - H Shares	75,575

Shares		Value

CHINA (continued)
784,000	Sino Dragon New Energy Holdings Ltd.(b)	$48,044
1,481,060	Sino-Ocean Land Holdings Ltd.	1,020,334
348,000	Sinopec Shanghai Petrochemical Co. Ltd. - H Shares	156,238
234,000	Sinopec Yizheng Chemical Fibre Co. Ltd. - H Shares(b)	87,245
93,000	Sinostar PEC Holdings Ltd.(b)	12,574
192,500	Sinotel Technologies Ltd.(b)	49,824
735,000	Sinotrans Ltd. - H Shares	198,181
262,000	Sinotruk Hong Kong Ltd.	301,843
644,500	Soho China Ltd.	547,945
69,000	Sound Global Ltd.(b)	46,380
136,000	SPG Land Holdings Ltd.	74,042
182,000	Sunny Optical Technology Group Co. Ltd.	43,203
136,000	SunVic Chemical Holdings Ltd.(b)	64,096
85,000	Tiangong International Co. Ltd.	41,671
116,000	Tianjin Capital Environmental Protection Group Co. Ltd. - H Shares	39,957
220,000	Tianneng Power International Ltd.	98,771
201,000	Travelsky Technology Ltd. - H Shares	193,707
32,000	Tsingtao Brewery Co. Ltd. - H Shares	171,121
246,000	Uni-President China Holdings Ltd.	175,187
15,000	Weichai Power Co. Ltd. - H Shares	197,000
201,000	Weiqiao Textile Co. Ltd. - H Shares	158,440
370,000	Wuyi International Pharmaceutical Co. Ltd.	34,846
400,000	Xiamen International Port Co. Ltd. - H Shares	74,827
198,000	Xingda International Holdings Ltd.	206,653
90,000	Xingye Copper International Group Ltd.	24,035
211,000	Xinhua Winshare Publishing and Media Co. Ltd. - H Shares	125,491
270,000	Xinjiang Xinxin Mining Industry Co. Ltd. - H Shares	182,525
51,500	Zhaojin Mining Industry Co. Ltd. - H Shares	160,123
192,000	Zhejiang Expressway Co. Ltd. - H Shares.	193,455
40,000	Zhejiang Glass Co. Ltd. - H Shares(b)(c)(d)	12,798
169,000	Zhong An Real Estate Ltd.(b)	40,117
58,000	Zhuzhou CSR Times Electric Co. Ltd. - H Shares	176,965

		23,319,300

12

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

CYPRUS — 0.0%
140,288	Bank of Cyprus Public Co. Ltd.	$654,103
25,000	Deep Sea Supply Plc(b)	46,529
195,187	Marfin Popular Bank Public Co. Ltd.	402,061
29,500	ProSafe SE	194,481
43,307	Songa Offshore SE(b)	199,210

		1,496,384

DENMARK — 0.3%
1,821	ALK-Abello A/S	115,552
1,105	Alm Brand A/S(b)	8,641
1,912	Auriga Industries - Class B	37,469
8,369	Bang & Olufsen A/S(b)	90,592
3,037	Bavarian Nordic A/S(b)	123,847
185	Coloplast A/S - Class B	22,909
16,963	D/S Norden	658,499
51	D/S Torm A/S(b)	384
23,636	Danisco A/S	2,038,005
1,723	DFDS A/S(b)	124,287
250	DiBa Bank A/S(b)	2,683
217	DLH A/S - Class B(b)	871
38,254	DSV A/S	783,914
3,924	East Asiatic Co. Ltd. A/S	106,557
2,200	Fionia Bank A/S(b)(c)(d)	0
10,914	FLSmidth & Co. A/S	806,619
81,337	GN Store Nord A/S(b)	678,555
20,148	Greentech Energy Systems(b)	75,582
6,446	H. Lundbeck A/S	127,041
2,058	H+H International A/S - Class B(b)	24,966
2,374	Harboes Bryggeri A/S - Class B	63,359
200	IC Companys A/S	9,033
35,818	Jyske Bank A/S(b)	1,604,360
1,287	NeuroSearch A/S(b)	23,299
9,765	NKT Holding A/S	525,602
1,170	Nordjyske Bank A/S(b)	23,146
250	Norresundby Bank A/S(b)	8,235
2,385	Parken Sport & Entertainment A/S(b)	38,058
656	PER Aarsleff A/S - Class B	53,196
1,515	Ringkjoebing Landbobank A/S(b)	196,511
1,586	Rockwool International AS - Class B	178,636
1,011	Royal UNIBREW A/S(b)	56,134
303	Sanistal A/S - Class B(b)	3,054
1,004	Satair A/S	56,027
6,597	Schouw & Co.	140,975
930	SimCorp A/S	161,419
2,156	Solar Holdings A/S - Class B	141,839
10,031	Spar Nord Bank A/S(b)	117,007
38	Sparbank(b)	631
100	Sparekassen Faaborg A/S(b)	15,677
33,535	Sydbank A/S(b)	882,484
1,362	Thrane & Thrane A/S	61,388
12,583	TK Development(b)	58,475

Shares		Value

DENMARK (continued)
2,922	Topdanmark A/S(b)	$350,110
57,742	TopoTarget A/S(b)	39,873
1,893	Tryg A/S	95,531
1,955	Vestjysk Bank A/S(b)	26,635

		10,757,667

FINLAND — 3.1%
14,549	Ahlstrom Oyj	297,666
3,297	Alma Media Corp.	34,049
39,132	Amer Sports Oyj - Class A	527,214
2,460	Atria Plc	34,307
1,400	Bank of Aland Plc - Class B	37,314
1,242	BasWare Oyj	38,859
17,038	Cargotec Corp. - Class B	775,435
7,351	Cramo Oyj(b)	153,058
6,818	Digia Plc	48,965
15,225	Elisa Oyj	325,695
18,388	Finnair Oyj(b)	138,968
4,499	Finnlines Oyj(b)	50,595
9,725	Fiskars Oyj Abp	197,616
11,650	F-Secure Oyj	35,510
1,074	Glaston Oyj Abp(b)	1,779
6,257	HKScan Oyj - A Shares	63,224
22,503	Huhtamaki Oyj	285,011
785	Ilkka-Yhtyma Oyj	7,593
37,926	Kemira Oyj	557,945
35,923	Kesko Oyj - Class B	1,780,926
12,000	Konecranes Oyj	478,838
6,679	Lassila & Tikanoja Oyj	126,331
1,557	Lemminkainen Oyj(b)	54,024
2,192,127	Metso Oyj	103,948,234
138,497	M-real Oyj - Class B(b)	474,193
20,096	Neste Oil Oyj	333,400
25,231	Nokian Renkaat Oyj	874,406
3,115	Okmetic Oyj	23,845
1,850	Olvi Oyj - Class A	79,228
41,884	Oriola-KD Oyj - Class B	222,102
2,558	Orion Oyj - Class A	54,187
2,174	Orion Oyj - Class B	46,204
89,644	Outokumpu Oyj	1,610,745
722	Outotec Oyj	33,704
3,885	PKC Group Oyj	65,859
62,637	Pohjola Bank Plc	792,890
1,080	Ponsse Oyj	16,369
7,300	Poyry Oyj	88,800
45,947	Raisio Plc - V Shares	183,535
34,032	Ramirent Oyj	383,191
6,650	Rapala VMC Oyj	55,533
42,825	Rautaruukki Oyj	850,552
17,488	Sanoma Oyj	394,064
740	Scanfil Oyj	3,080
2,130	SRV Group Plc	19,714
3,193	Stockman Oyj Abp - Class A	126,700
13,158	Stockman Oyj Abp - Class B	466,626
407,216	Stora Enso Oyj - Class R	4,046,712
5,683	Tecnotree Oyj(b)	5,537

13

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

FINLAND (continued)
675	Teleste Oyj	$4,547
13,776	Tieto Oyj	263,445
5,260	Tikkurila Oy(b)	113,328
190,224	UPM-Kymmene Oyj	3,163,825
1,200	Vacon Plc	62,548
1,187	Vaisala Oyj - Class A	36,511
19,968	Wartsila Oyj	1,400,698
45,716	YIT Oyj	1,105,216

		127,400,450

FRANCE — 2.9%
3,017	ABC Arbitrage	29,604
24,037	Accor SA	985,748
4,525	Aeroports de Paris	384,363
71,687	Air France-KLM(b)	1,308,543
1,039,619	Alcatel-Lucent(b)	3,649,208
902	Ales Groupe	14,939
4,199	Alten Ltd.	140,232
1,321	ANF Immobilier REIT	58,283
823	April Group	24,719
23,193	Arkema SA	1,498,770
4,828	Assystem	89,035
14,721	Atos Origin SA(b)	680,740
1,591	Audika SA	38,862
1,370	Avanquest Software(b)	5,606
18,295	Avenir Telecom	21,898
2,749	Beneteau SA(b)	58,826
2,244	BioMerieux	215,939
878	Boiron SA	33,226
1,340	Bonduelle SCA	119,828
2,102	Bongrain SA	168,952
15,467	Bourbon SA	704,259
1,582	Boursorama(b)	19,244
8,888	Bureau Veritas SA	656,868
2,823	Canal Plus	20,824
56,186	Cap Gemini SA	2,866,425
590	Cegedim SA	36,952
2,131	Cegid Group	71,776
4,247	Ciments Francais SA	390,304
4,189	Club Mediterranee SA(b)	81,974
100,557	Compagnie Generale de Geophysique-Veritas(b)	2,344,263
804	Damartex SA	22,940
10,333	Dassault Systemes SA	792,567
797	Delachaux SA	65,025
17,041	Derichebourg SA(b)	84,103
1,145	Devoteam SA	31,633
10,300	Edenred(b)	215,751
4,090	EDF Energies Nouvelles SA	177,549
2,803	Eiffage SA	138,494
845	Electricite de Strasbourg	134,943
332	Entrepose Contracting	38,491
517	Eramet	179,208
127	Esso Ste Anonyme Francaise	17,057
392	Etam Developpement SA(b)	18,550
12,585	Euler Hermes SA(b)	1,184,951

Shares		Value

FRANCE (continued)
3,834	Euro Disney SCA Non-Registered Shares(b)	$22,413
817	Eurofins Scientific(b)	50,601
13,937	Eutelsat Communications	523,445
1,226	Exel Industries SA - Class A	53,409
1,115	Faiveley Transport	94,276
5,022	Faurecia(b)	135,320
2,609	Fimalac	112,169
539	Fleury Michon SA	23,781
5,318	Fonciere Des Regions REIT	606,934
8,594	GameLoft SA(b)	53,227
202	Gaumont SA	14,451
3,888	Gecina SA REIT	471,870
17,453	Gemalto NV	794,809
1,551	GFI Informatique(b)	6,649
3,341	GL Events	115,972
97,203	Groupe Eurotunnel SA	966,091
9,873	Groupe Partouche SA(b)	26,796
10,663	Groupe Steria SCA	287,393
285	Guerbet	30,543
1,226	Guyenne et Gascogne SA	135,058
4,607	Haulotte Group SA(b)	59,825
125,206	Havas SA	657,667
4,715	ICADE REIT	518,428
2,382	Iliad SA	268,207
10,335	Imerys SA	616,800
2,264	IMS International Metal Service(b)	39,861
4,817	Ingenico	145,350
189	Inter Parfums SA	7,152
5,433	IPSOS	261,294
16,879	JC Decaux SA(b)	494,396
54	Kaufman & Broad SA(b)	1,550
19,633	Klepierre REIT	763,744
2,540	Korian	60,240
17,901	Lagardere SCA	763,513
863	Laurent-Perrier	97,280
14,623	Legrand SA	564,576
595	LISI	41,795
8,402	M6-Metropole Television	205,229
4,416	Manitou BF SA(b)	93,115
860	Manutan International	57,681
1,668	Meetic	49,797
4,808	Mersen	210,792
4,932	METabolic Explorer SA(b)	42,216
6,018	Modelabs Group(b)	28,143
1,975	MR Bricolage	40,380
455	Naturex(b)	27,611
3,378	Neopost SA	280,634
12,574	Nexans SA	895,680
14,322	Nexity	635,678
463	Norbert Dentressangle SA	37,762
7,303	NRJ Group	76,233
10,683	Oeneo(b)	30,629
6,698	Orpea	337,468
25,532	PagesJaunes Groupe	280,732

14

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

FRANCE (continued)
817	Parrot SA(b)	$20,923
79,580	Peugeot SA(b)	3,167,738
400	Pierre & Vacances	29,122
3,304	Plastic-Omnium SA	199,116
20,215	Publicis Groupe	1,006,966
11,954	Rallye SA	466,271
6,947	Recylex SA(b)	62,944
4,460	Remy Cointreau SA	313,229
88,196	Rexel SA(b)	1,664,516
17,294	Rhodia SA	480,676
2,194	Rubis	243,160
2,968	Sa Des Ciments Vicat	232,404
73,816	Safran SA	2,340,364
2,563	Saft Groupe SA	97,920
1,023	Sartorius Stedim Biotech	46,958
118,128	SCOR SE	2,905,151
6,382	SEB SA	611,739
1,243	Seche Environnement SA	100,237
2,300	Sechilienne-Sidec	66,792
2,724	SeLoger.com(d)	136,865
11,012	Sequana	159,396
6,704	Societe BIC SA	594,831
2,776	Societe Immobiliere de Location pour l’Industrie et le Commerce REIT	372,688
25,336	Societe Television Francaise 1	413,457
16,292	SOITEC(b)	167,797
806	Somfy SA	176,907
811	Sopra Group SA	67,533
1,360	Stallergenes SA	115,767
1,316	STEF-TFE	73,338
62	Sucriere de Pithiviers-Le-Vieil	60,406
1,571	Sword Group	57,856
594	Synergie SA	15,708
25,071	Technicolor SA(b)	158,070
26,753	Technip SA	2,248,624
1,499	Teleperformance	47,276
48,274	Thales SA	1,968,276
3,123	Trigano SA(b)	80,412
1,036	Union Financiere de France BQE SA	44,656
20,418	Valeo SA(b)	1,097,501
614,200	Vallourec SA	63,746,042
1,234	Viel et Compagnie	4,964
765	Vilmorin & Cie	81,314
1,248	Virbac SA	200,881
113	VM Materiaux SA	6,999
424	Vranken - Pommery Monopole	20,277
2,543	Zodiac Aerospace	179,517

		119,391,721

GERMANY — 1.1%
2,064	Adlink Internet Media AG(b)	10,112
14,628	ADVA AG Optical Networking(b)	119,835
2,193	Advanced Inflight Allianz AG	8,943

Shares		Value

GERMANY (continued)
652	Agennix AG(b)	$3,264
3,784	Air Berlin Plc(b)	17,906
16,739	Aixtron AG	546,326
94	AS Creation Tapeten	4,113
1,072	Asian Bamboo AG	54,921
5,131	Augusta Technologie AG	107,120
11,633	Aurubis AG	600,359
1,706	Axel Springer AG	253,707
3,050	Baader Bank AG	13,499
8,483	Balda AG(b)	74,618
1,066	Bauer AG	47,863
1,530	BayWa AG	63,990
5,853	Bechtle AG	219,949
1,174	Bertrandt AG	76,054
20,937	Bilfinger Berger AG	1,535,693
1,034	Biotest AG	55,694
16,137	Borussia Dortmund GmbH & Co. KGAA(b)	37,575
14,222	Carl Zeiss Meditec AG	247,429
15,381	Celesio AG	366,709
2,610	Cenit AG	19,071
5,025	Centrosolar Group AG(b)	35,669
2,684	CENTROTEC Sustainable AG(b)	63,207
242	Centrotherm Photovoltaics AG(b)	9,970
1,107	Cewe Color Holding AG	47,763
11,684	Comdirect Bank AG	115,785
583	CompuGroup Holding AG	7,678
346	Constantin Medien AG(b)	787
2,420	CTS Eventim AG	136,613
2,953	Curanum AG(b)	9,412
8,573	DAB Bank AG	50,771
419	Delticom AG	33,415
3,068	Demag Cranes AG(b)	153,274
1,728	Deutsche Beteiligungs AG	50,001
152,482	Deutsche Lufthansa AG(b)	3,262,969
65,654	Deutsche Postbank AG(b)	2,286,271
38,557	Deutz AG(b)	332,663
12,345	Dialog Semiconductor Plc(b)	225,254
13,164	Douglas Holdings AG	734,703
1,370	Duerr AG(b)	41,568
4,400	DVB Bank SE	150,649
499	Eckert & Ziegler AG	17,856
2,087	Elexis AG	34,784
6,649	Elmos Semiconductor AG(b)	75,218
6,268	ElringKlinger AG	208,893
731	Envitec Biogas AG(b)	10,378
1,543	Epigenomics AG(b)	4,832
1,842	Euromicron AG	59,863
42,200	Evotec AG(b)	140,140
3,542	Fielmann AG	358,888
24,470	Fraport AG Frankfurt Airport Services Worldwide	1,552,343
33,793	Freenet AG	428,286
1,320	Fuchs Petrolub AG	169,021
93,966	GEA Group AG	2,457,405

15

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

GERMANY (continued)
6,330	Generali Deutschland Holding AG	$825,422
4,055	Gerresheimer AG(b)	160,453
2,237	Gerry Weber International AG	107,788
1,842	Gesco AG	114,085
4,404	GFK AG	183,824
5,545	GFT Technologies AG	27,012
25,605	Gildemeister AG	458,473
1,701	Grammer AG(b)	44,485
2,949	Grenkeleasing AG	156,995
2,247	H&R WASAG AG	66,864
4,192	Hamburger Hafen und Logistik AG	183,523
32,309	Hannover Rueckversicherung AG	1,634,584
1,410	Hawesko Holding AG	55,930
19,085	Heidelberger Druckmaschinen AG(b)	87,843
25,641	Hochtief AG	2,221,537
1,801	Homag Group AG(b)	38,790
11,123	Indus Holding AG	295,689
555,298	Infineon Technologies AG(b)	4,371,342
834	Interseroh SE	45,560
585	Isra Vision AG	12,563
10,813	Jenoptik AG(b)	72,088
2,498	Kizoo AG	31,117
35,634	Kloeckner & Co. SE(b)	788,571
2,006	Koenig & Bauer AG(b)	40,204
13,353	Kontron AG	129,536
5,779	Krones AG(b)	320,323
210	KSB AG	163,837
3,242	KUKA AG(b)	67,864
1,410	KWS Saat AG	251,978
35,935	Lanxess AG	2,500,731
9,797	Leoni AG(b)	357,660
5,216	Loewe AG	46,317
860	LPKF Laser & Electronics AG	16,937
130	Manz Automation AG(b)	9,725
9,511	Medion AG	148,922
20,041	MLP AG	212,630
6,268	Morphosys AG(b)	150,225
7,779	MTU Aero Engines Holding AG	469,778
504	Muehlbauer Holding AG & Co. KGaA	19,641
6,195	MVV Energie AG	251,037
1,551	Nemetschek AG	63,196
255	OHB Technology AG	4,610
4,213	Patrizia Immobilien AG(b)	21,479
1,722	Pfeiffer Vacuum Technology AG	164,773
2,196	Pfleiderer AG(b)	11,165
564	Phoenix Solar AG	21,979
13,105	Praktiker Bau- und Heimwerk- ermaerkte AG	124,413
1,378	PSI AG Gesellschaft Fuer Produkte Und Systeme Der Informationstechnologie	30,284

Shares		Value

GERMANY (continued)
1,040	Puma AG	$345,803
4,350	PVA TePla AG	27,668
518	R Stahl AG	19,970
932	Rational AG	208,325
746	REpower Systems AG	123,141
24,284	Rheinmetall AG	1,749,419
27,228	Rhoen Klinikum AG	636,655
2,252	Roth & Rau AG(b)	53,002
1,579	SAG Solarstrom AG	7,978
475	Sartorius AG	15,205
74	Schaltbau Holding AG	5,613
1,302	Schlott Gruppe AG(b)	6,786
22,076	SGL Carbon AG(b)	821,908
1,503	Silicon Sensor International AG(b)	17,402
18,670	Singulus Technologies(b)	84,971
3,991	Sixt AG	154,837
1,083	SKW Stahl-Metallurgie Holding AG(b)	26,303
588	SMA Solar Technology AG	69,399
5,314	Software AG	744,784
1,608	Solar Millennium AG(b)	45,085
1,198	Solar-Fabrik AG(b)	9,087
571	Solon SE(b)	2,416
22,786	Stada Arzneimittel AG	700,715
904	STINAG Stuttgart Invest AG	22,899
2,302	Stratec Biomedical Systems AG	86,651
38,576	Suedzucker AG	912,736
8,661	Suess Microtec(b)	72,568
4,010	Sunways AG(b)	26,639
20,485	Symrise AG	622,257
5,326	TAG Immobilien AG(b)	44,625
5,579	Takkt AG	75,242
546	Telegate AG	5,236
21,467	Tognum AG	522,416
2,382	Tomorrow Focus AG(b)	11,932
109,287	TUI AG(b)	1,276,782
25,618	United Internet AG	460,132
4,979	Versatel AG(b)	27,996
1,861	Vossloh AG	216,796
4,337	VTG AG	84,991
3,487	Wacker Chemie AG	719,492
14,682	Wacker Neuson SE(b)	265,649
8,728	Wirecard AG	130,284
1,163	Zhongde Waste Technology AG	21,415

		46,818,071

GREECE — 0.2%
1,181	Aegean Airlines SA	3,797
18,140	Agriculture Bank of Greece(b)	21,965
44,148	Alapis Holding Industrial and Commercial SA of Pharmaceutical Chemical & Organizations	77,421
97,826	Alpha Bank AE(b)	648,098
59,949	Anek Lines SA(b)	16,687

16

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

GREECE (continued)
1,098	Astir Palace Hotel SA(b)	$3,362
5,236	Athens Medical Center SA(b)	4,300
11,849	Attica Bank(b)	16,986
6,935	Bank of Greece	310,607
29,378	Coca-Cola Hellenic Bottling Co. SA	760,527
22,967	Corinth Pipeworks SA(b)	26,212
24,331	Diagnostic & Therapeutic Center of Athens Hygeia SA(b)	26,414
92,585	EFG Eurobank Ergasias SA(b)	573,429
38,750	Ellaktor SA	180,135
3,862	Elval Aluminium Process Co.(b)	6,181
5,308	Emporiki Bank SA(b)	14,702
3,298	Euromedica SA(b)	8,125
335	Folli-Follie SA	8,159
22,434	Forthnet SA(b)	19,671
1,376	Fourlis Holdings SA	13,157
9,171	Frigoglass SA	123,813
18,801	GEK Terna Holding Real Estate Construction SA	102,576
4,665	Geniki Bank(b)	17,206
3,107	Halcor SA(b)	2,811
2,062	Hellenic Duty Free Shops SA(b)	13,632
7,525	Hellenic Exchanges SA Holding Clearing Settlement and Registry	59,698
36,869	Hellenic Petroleum SA	295,572
6,924	Heracles General Cement Co.	45,293
2,248	Iaso SA	5,444
21,415	Intracom Holdings SA(b)	16,989
4,809	Intracom SA Technical & Steel Constructions(b)	5,154
19,780	Intralot SA-Integrated Lottery Systems & Services	86,444
10,579	JUMBO SA	81,423
6,779	Lambrakis Press SA(b)	7,076
2,850	Lamda Development SA(b)	15,867
273,265	Marfin Investment Group SA(b)	308,069
7,852	Metka SA	94,313
4,775	Motor Oil (Hellas) Corinth Refineries SA	52,502
37,770	Mytilineos Holdings SA(b)	231,302
25,752	OPAP SA	485,657
178,922	Piraeus Bank SA(b)	931,354
787	Piraeus Port Authority(b)	13,363
7,228	Proton Bank SA(b)	9,456
16,100	Public Power Corp. SA	270,018
3,062	S&B Industrial Minerals SA	15,129
5,750	Sarantis SA	30,411
11,836	Sidenor Steel Products Manufacturing Co. SA(b)	41,843
12,534	T Bank SA(b)	6,280
3,630	Teletypos SA Mega Channel(b)	16,571
1,688	Terna Energy SA	7,260
1,070	Thessaloniki Port Authority SA	16,650
2,013	Titan Cement Co. SA	43,034

Shares		Value

GREECE (continued)
10,098	TT Hellenic Postbank SA(b)	$54,250
40,574	Viohalco(b)	230,403

		6,476,798

HONG KONG — 1.4%
160,000	Alco Holdings Ltd.	69,150
78,000	Allan International Holdings Ltd.	36,830
30,000	Allied Group Ltd.	111,079
1,413,693	Allied Properties HK Ltd.	291,812
188,000	AMVIG Holdings Ltd.	152,801
540,000	Apac Resources Ltd.(b)	34,833
24,500	APT Satellite Holdings Ltd.(b)	8,534
142,000	Asia Financial Holdings Ltd.	60,821
58,000	Asia Satellite Telecommuni- cations Holdings Ltd.	104,757
297,877	Asia Standard International Group Ltd.	54,954
36,000	Associated International Hotels Ltd.(b)	75,239
958,000	Avic International Holding HK Ltd.(b)	50,055
42,000	Bauhaus International Holdings Ltd.	18,314
914,000	Beijing Capital International Airport Co. Ltd. - H Shares	504,682
89,000	Beijing Development HK Ltd.(b)	17,682
162,500	Beijing Enterprises Holdings Ltd.	1,112,159
210,000	Beijing Enterprises Water Group Ltd.(b)	73,420
256,000	Beijing Properties Holdings Ltd.(b)	25,100
504,000	Bel Global Resources Holdings Ltd.(b)	10,794
906,000	Birmingham International Holdings Ltd(b)	23,728
144,000	Bonjour Holdings Ltd.	24,337
390,000	Bosideng International Holdings Ltd.	197,233
218,000	Bossini International Holdings Ltd.	23,062
317,000	Brightoil Petroleum Holdings Ltd.(b)	124,326
482,000	Brilliance China Automotive Holdings Ltd.(b)	422,848
474,000	Burwill Holdings Ltd.(b)	26,295
775,000	C C Land Holdings Ltd.	298,952
64,000	Cafe de Coral Holdings Ltd.	179,997
510,000	Capital Estate Ltd.(b)	25,989
500,000	Celestial Asia Securities Holdings Ltd.	35,478
143,000	Central China Real Estate Ltd.	32,470
187,900	Centron Telecom International Holdings Ltd.	44,846
646,800	Century City International Holdings Ltd.	51,736

17

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

HONG KONG (continued)
425,000	Century Sunshine Group Holdings Ltd.	$16,723
1,314,000	Champion Technology Holdings Ltd.	41,533
1,158,560	Chaoda Modern Agriculture Holdings Ltd.	944,635
840,000	Chaoyue Group Ltd.(b)	62,854
30,000	Chen Hsong Holdings	14,049
31,000	Cheuk Nang Holdings Ltd.	10,918
80,000	Chevalier International Holdings Ltd.	86,592
275,000	Chevalier Pacific Holdings Ltd.	10,289
310,000	Chia Tai Enterprises International Ltd.(b)	10,398
825,000	China Aerospace International Holdings Ltd.	121,335
288,798	China Agri-Industries Holdings Ltd.	420,273
490,857	China BlueChemical Ltd. - H Shares	388,189
336,000	China Chengtong Development Group Ltd.(b)	20,157
420,000	China Dongxiang Group Co.	235,162
116,000	China Electronics Corp. Holdings Co. Ltd.(b)	15,863
454,000	China Energine International Holdings Ltd.(b)	45,686
510,000	China Energy Development Holdings Ltd.(b)	31,253
245,000	China Everbright International Ltd.	129,908
384,000	China Everbright Ltd.	998,239
68,350	China Flavors & Fragrances Co. Ltd.(b)	17,636
174,000	China Foods Ltd.	144,565
228,000	China Gas Holdings Ltd.	130,307
3,118,000	China Grand Forestry Green Resources Group Ltd.(b)	112,632
147,000	China Green Holdings Ltd.	150,769
446,000	China Haidian Holdings Ltd.	74,225
112,000	China High Speed Transmission Equipment Group Co. Ltd.	228,877
1,002,000	China Infrastructure Investment Ltd.(b)	43,305
118,000	China Mengniu Dairy Co. Ltd.	337,958
255,986	China Merchants Holdings International Co. Ltd.	896,632
172,000	China Metal International Holdings, Inc.	43,936
1,300,000	China Mining Resources Group Ltd.(b)	36,562
600,000	China Oil and Gas Group Ltd.(b)	78,955
374,000	China Pharmaceutical Group Ltd.	208,924
216,000	China Power International Development Ltd.	49,045

Shares		Value

HONG KONG (continued)
560,000	China Power New Energy Development Co. Ltd.(b)	$55,630
188,000	China Precious Metal Resources Holdings Co. Ltd.(b)	43,900
276,000	China Properties Group Ltd.(b)	89,018
308,000	China Public Procurement Ltd.(b)(d)	27,020
4,844,000	China Renji Medical Group Ltd.(b)(d)	37,496
186,000	China Resources Enterprise Ltd.	785,873
68,800	China Resources Gas Group Ltd.	102,074
300,000	China Solar Energy Holdings Ltd.(b)	6,928
16,000	China Sonangol Resources Enterprise Ltd.(b)	3,076
245,000	China Starch Holdings Ltd.	22,125
261,200	China State Construction International Holdings Ltd.	198,817
945,000	China Strategic Holdings Ltd(b)	32,917
134,000	China Taiping Insurance Holdings Co Ltd(b)	492,695
3,700,000	China Timber Resources Group Ltd.(b)	50,121
476,000	China Ting Group Holdings Ltd.	77,990
1,006,000	China Travel International Investment Hong Kong Ltd.(b)	240,103
128,000	China Water Affairs Group Ltd.	49,045
1,000,000	China Windpower Group Ltd.(b)	101,919
320,000	China Zenith Chemical Group Ltd.(b)	10,734
120,000	ChinaVision Media Group Ltd.(b)	10,837
69,000	Chong Hing Bank Ltd.	170,914
86,000	Chow Sang Sang Holdings International Ltd.	226,338
214,000	Chu Kong Shipping Development	47,487
133,000	Chuang’s China Investments Ltd.(b)	8,922
532,000	Chuang’s Consortium International Ltd.(b)	68,634
62,000	CIMC Enric Holdings Ltd.(b)	28,395
224,000	Citic 1616 Holdings Ltd.	77,448
387,000	Citic Pacific Ltd.	1,031,001
1,009,000	Citic Resources Holdings Ltd.(b)	257,742
77,000	City Telecom HK Ltd.	49,471
1,294,000	CK Life Sciences International Holdings, Inc.(b)	76,793
68,000	Clear Media Ltd.(b)	40,618
516,000	Coastal Greenland Ltd.(b)	29,291
137,625	Comba Telecom Systems Holdings Ltd.	156,246
870,000	Continental Holdings Ltd.	19,193

18

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

HONG KONG (continued)
308,000	Cosco International Holdings Ltd.	$187,154
634,000	COSCO Pacific Ltd.	989,698
38,000	Coslight Technology International Group Ltd.	27,552
94,000	Cosmos Machinery(b)	9,944
160,000	Cosway Corp Ltd.	19,197
756,000	CP Pokphand Co.	66,322
44,000	Cross-Harbour Holdings Ltd.	37,692
2,270,000	CSI Properties Ltd.	61,793
3,632,000	CST Mining Group Ltd.(b)	107,771
752,000	Culture Landmark Investment Ltd.(b)	23,672
167,000	DaChan Food Asia Ltd.	32,748
168,000	Dah Chong Hong Holdings Ltd.	197,666
162,400	Dah Sing Banking Group Ltd.	278,235
59,600	Dah Sing Financial Holdings Ltd.	413,673
443,000	Dan Form Holdings Co. Ltd.(b)	59,438
192,000	Daphne International Holdings Ltd.	214,510
132,000	Dawnrays Pharmaceutical Holdings Ltd.	58,752
164,000	DBA Telecommunication Asia Holdings Ltd.(b)	30,467
574,000	Dejin Resources Group Co. Ltd.(b)	19,254
98,050	Dickson Concepts International Ltd.	83,108
121,000	Digital China Holdings Ltd.	218,545
80,000	DVN Holdings Ltd.	5,573
110,000	Dynasty Fine Wines Group Ltd.	68,118
146,000	Eagle Nice International Holdings Ltd.	50,668
168,234	EganaGoldpfeil Holdings Ltd.(b)(c)(d)	0
62,000	Embry Holdings Ltd.	59,830
190,000	Emperor Entertainment Hotel Ltd.	32,356
410,000	Emperor International Holdings Ltd.	88,334
280,000	Emperor Watch & Jewellery Ltd.	40,097
446,943	Enerchina Holdings Ltd.(b)	7,611
616,000	ENM Holdings Ltd.(b)	68,345
3,020,000	EPI Holdings Ltd.(b)	31,169
456,000	eSun Holdings Ltd.(b)	58,829
136,000	EVA Precision Industrial Holdings Ltd.	112,818
230,000	Extrawell Pharmaceutical Holdings Ltd.(b)	20,771
9,500	Fairwood Ltd.	13,065
574,116	Far East Consortium International Ltd.	152,579
518,400	First Pacific Co. Ltd.	479,526
222,000	Fountain SET Holdings Ltd.(b)	39,524
1,314,000	Franshion Properties China Ltd.	425,498

Shares		Value

HONG KONG (continued)
316,000	Frasers Property China Ltd.(b)	$7,827
188,000	Fubon Bank Hong Kong Ltd.	88,043
116,000	Fufeng Group Ltd.	103,111
18,000	Fujikon Industrial Holdings Ltd.	4,017
674,000	Fushan International Energy Group Ltd.	452,159
482,000	Galaxy Entertainment Group Ltd.(b)	453,940
314,000	GCL Poly Energy Holdings Ltd.(b)	99,654
630,000	Geely Automobile Holdings Ltd.	355,181
498,000	Genting Hong Kong Ltd.(b)	230,007
1,576,000	Get Nice Holdings Ltd.	100,644
226,000	Giordano International Ltd.	135,578
767,200	Global Bio-Chem Technology Group Co. Ltd.(b)	124,712
62,000	Global Sweeteners Holdings Ltd.	13,038
297,000	Gold Peak Industries Holding Ltd.	43,681
40,000	Goldbond Group Holdings Ltd.	2,348
676,000	Golden Meditech Co. Ltd.(b)	124,713
3,190,000	Golden Resorts Group Ltd.(b)	135,810
238,000	Golden Resources Development International Ltd.	17,502
94,000	Goldin Properties Holdings Ltd.(b)	52,632
56,000	Goldlion Holdings Ltd.	23,480
1,603,600	GOME Electrical Appliances Holdings Ltd.(b)	539,964
16,000	Good Friend International Holdings, Inc.	10,321
216,738	Great Eagle Holdings Ltd.	648,711
3,141,000	G-Resources Group Ltd.(b)	192,482
534,000	Guangdong Investment Ltd.	267,990
358,000	Guangnan Holdings	80,826
256,191	GZI Transportation Ltd.	133,528
28,000	Haier Electronics Group Co. Ltd.(b)	25,900
68,000	Hang Ten Group Holdings Ltd.	12,545
160,000	Hannstar Board International Holdings Ltd.	29,105
96,000	Hans Energy Co. Ltd.(b)	3,839
87,000	Harbour Centre Development Ltd.	105,281
219,000	Henderson Investment Ltd.	22,885
949,500	Heng Tai Consumables Group Ltd.(b)	173,945
222,000	Hengdeli Holdings Ltd.	123,154
492,000	Hi Sun Technology (China) Ltd.(b)	205,655
1,099,035	HKC Holdings Ltd.(b)	68,767
243,600	HKR International Ltd.	125,080
186,000	Hon Kwok Land Investment Co. Ltd.	68,389

19

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

HONG KONG (continued)
81,000	Hong Kong Ferry (Holdings) Co. Ltd.	$79,001
144,000	Hong Kong Resources Holdings Co. Ltd.	24,708
330,000	Hongkong & Shanghai Hotels (The)	580,706
651,700	Hongkong Chinese Ltd.(b)	91,644
140,000	Hopewell Highway Infrastructure Ltd.	104,577
233,500	Hopewell Holdings Ltd.	735,030
332,000	Hopson Development Holdings Ltd.(b)	371,352
46,000	Hsin Chong Construction Group Ltd.	6,943
180,000	Hua Han Bio-Pharmaceutical Holdings Ltd.	60,610
184,000	Huabao International Holdings Ltd.	277,261
536,000	Huafeng Group Holdings Ltd.	32,846
197,631	Hung Hing Printing Group Ltd.	61,957
1,042,000	Huscoke Resources Holdings Ltd.(b)	64,526
1,000,000	Hutchison Harbour Ring Ltd.	110,950
281,000	Hutchison Telecommunications Hong Kong Holdings Ltd.	87,005
206,000	Hybrid Kinetic Group Ltd.(b)	6,113
20,000	Hycomm Wireless Ltd.(b)(d)	12,798
742,000	IDT International Ltd.(b)	19,624
755,000	Inspur International Ltd.	67,208
23,000	Integrated Distribution Services Group Ltd.(d)	75,368
352,500	Interchina Holdings Co.(b)	40,474
120,000	iOne Holdings Ltd.	7,741
445,000	IPE Group Ltd.	67,170
398,000	IT Ltd.	335,806
21,000	ITC Properties Group Ltd.(b)	5,798
209,000	Jinhui Holdings Ltd.(b)	65,251
208,000	Jiuzhou Development Co. Ltd.(b)	18,516
290,000	JLF Investment Co. Ltd.(b)	22,448
592,500	Johnson Electric Holdings Ltd.	311,872
308,000	Joyce Boutique Holdings Ltd.	15,298
390,000	Ju Teng International Holdings Ltd.	193,711
535,579	K Wah International Holdings Ltd.	201,760
2,140,000	Kai Yuan Holdings Ltd.(b)	71,782
160,000	Kam Hing International Holdings Ltd.	28,073
450,000	Kantone Holdings Ltd.	8,476
42,000	Keck Seng Investments	21,945
66,000	Kee Shing Holdings Ltd.	14,305
66,000	Kee Shing Investments BVI Ltd.(c)(d)	1,703
2,020,000	King Stone Energy Group Ltd.(b)(d)	60,981

Shares		Value

HONG KONG (continued)
224,000	Kingboard Chemical Holdings Ltd.	$1,089,476
313,000	Kingboard Laminates Holdings Ltd.	301,643
196,000	Kingmaker Footwear Holdings Ltd.	41,217
206,666	Kingway Brewery Holdings Ltd.(b)	49,059
300,000	Kiu Hung Energy Holdings Ltd.(b)	12,966
2,040,000	Ko Yo Ecological Agrotech Group Ltd.(b)	44,741
5,851	Kosmopolito Hotels International Ltd.(b)	1,230
288,000	Kowloon Development Co. Ltd.	319,907
140,000	KPI Co. Ltd.(b)	6,502
600,000	Kunlun Energy Co. Ltd.	763,232
411,500	KWG Property Holding Ltd.	325,962
590,000	Lai Fung Holdings Ltd.	20,932
3,189,000	Lai Sun Development Co. Ltd.(b)	84,341
361,000	Lai Sun Garment International Ltd.(b)	32,601
9,000	LAM Soon Hong Kong Ltd.	8,801
116,000	Le Saunda Holdings Ltd.	69,140
34,000	Lee & Man Holding Ltd.	33,249
779,200	Lee & Man Paper Manufacturing Ltd.	651,407
262,000	Lerado Group Holdings Co.	49,687
20,000	Lifestyle International Holdings Ltd.	46,392
135,000	Lijun International Pharmaceutical Holding Ltd.	46,328
1,194,000	Lippo China Resources Ltd.	36,353
121,000	Lippo Ltd.	46,207
156,000	Liu Chong Hing Investment Ltd.	182,340
362,000	Lonking Holdings Ltd.	194,281
372,000	Loudong General Nice Resources China Holdings Ltd.	57,591
361,000	Luen Thai Holdings Ltd.	36,327
110,000	Luk Fook Holdings International Ltd.	269,918
106,000	Luks Group Vietnam Holdings Co. Ltd.	39,385
116,000	Lumena Resources Corp(d)	43,848
98,000	Lung Kee (Bermuda) Holdings Ltd.	57,020
1,338,000	Magnificent Estates	43,154
38,000	Man Yue International Holdings Ltd.	11,374
276,000	Mascotte Holdings Ltd.(b)	14,243
9,143,750	Media China Corp. Ltd.(b)	51,905
140,000	Mei Ah Entertainment Group Ltd.(b)	2,944
494,000	Melco International Development(b)	280,419

20

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

HONG KONG (continued)
156,000	Midland Holdings Ltd.	$156,579
90,000	MIN XIN Holdings Ltd.	48,070
69,000	Ming Fai International Holdings Ltd.	27,596
180,000	Ming Fung Jewellery Group Ltd.(b)	16,952
440,000	Mingyuan Medicare Development Co. Ltd.	61,306
524,000	Minmetals Land Ltd.(b)	105,459
336,000	Minmetals Resources Ltd.(b)	257,920
98,000	Minth Group Ltd.	183,325
44,000	Miramar Hotel & Investment Co. Ltd.	51,770
644,000	Mongolia Energy Co. Ltd.(b)	246,758
6,771,148	Nan Hai Corp. Ltd.(b)	59,402
50,000	Natural Beauty Bio-Technology Ltd.	14,836
145,000	Neo-China Land Group Holdings Ltd.(b)	75,201
208,500	Neo-Neon Holdings Ltd.	126,963
56,500	NetDragon Websoft, Inc.	25,876
872,000	New Century Group Hong Kong Ltd.	18,225
2,320,000	New Times Energy Corp. Ltd.(b)	72,133
761,400	New World China Land Ltd.	281,918
77,000	New World Department Store China Ltd.	71,524
1,510,000	Neway Group Holdings Ltd.	64,286
366,000	Newocean Energy Holdings Ltd.	90,187
494,000	Next Media Ltd.(b)	72,654
251,000	Nine Dragons Paper Holdings Ltd.	404,773
260,000	North Asia Resources Holdings Ltd.(b)	45,954
108,678	NWS Holdings Ltd.	256,298
80,000	Omnicorp Ltd.(b)	23,945
625,000	Orange Sky Golden Harvest Entertainment Holdings Ltd.(b)	41,929
54,500	Orient Overseas International Ltd.	477,765
23,000	Oriental Ginza Holdings Ltd.(b)	4,599
92,000	Oriental Watch Holdings	47,595
24,000	Overseas Chinese Town Asia Holdings Ltd.	12,850
861,570	Pacific Andes International Holdings Ltd.	150,056
749,000	Pacific Basin Shipping Ltd.	544,991
290,000	Pacific Century Premium Developments Ltd.	55,372
323,240	Paliburg Holdings Ltd.	113,846
697,000	PCCW Ltd.	266,166
48,000	Peace Mark Holdings Ltd.(b)(c)(d)	0
199,000	Pearl Oriental Innovation Ltd.(b)(d)	40,050

Shares		Value

HONG KONG (continued)
444,000	PetroAsian Energy Holdings Ltd.(b)	$28,354
176,000	Phoenix Satellite Television Holdings Ltd.	62,896
170,000	Pico Far East Holdings Ltd.	33,337
580,000	PME Group Ltd.(b)(d)	63,603
182,977	PNG Resources Holdings Ltd.(b)	7,554
719,000	Poly Hong Kong Investments Ltd.	740,219
1,200,000	Polytec Asset Holdings Ltd.	212,095
48,000	Ports Design Ltd.	116,172
421,000	Pou Sheng International Holdings Ltd.(b)	66,806
560,000	Prosperity International Holdings HK Ltd.	37,568
104,000	Public Financial Holdings Ltd.	69,367
1,116,000	PYI Corp. Ltd.(b)	41,753
194,667	Qin Jia Yuan Media Services Co. Ltd.	34,155
426,200	Regal Hotels International Holdings Ltd.	169,353
1,750,000	REXLot Holdings Ltd.	162,554
96,000	Rising Development Holdings(b)	23,284
56,000	Road King Infrastructure Ltd.	50,717
78,000	Royale Furniture Holdings Ltd.	28,478
88,000	SA SA International Holdings Ltd.	80,493
312,000	Samson Holding Ltd.	57,157
98,000	SEA Holdings Ltd.	65,744
228,000	Sewco International Holdings Ltd(b)	30,297
196,516	Shanghai Industrial Holdings Ltd.	905,095
3,660,000	Shanghai Zendai Property Ltd.	162,903
304,000	Shangri-La Asia Ltd.	683,988
30,000	Sheng Yuan Holdings Ltd.(b)	5,689
75,000	Shenyin Wanguo Hk Ltd.	38,413
156,000	Shenzhen High-Tech Holdings Ltd.(b)	9,862
3,025,000	Shenzhen International Holdings Ltd.	238,058
984,000	Shenzhen Investment Ltd.	352,913
403,129	Shimao Property Holdings Ltd.	666,746
228,000	Shougang Concord Century Holdings Ltd.	30,003
405,000	Shougang Concord Grand Group(b)	28,737
1,530,000	Shougang Concord International Enterprises Co. Ltd.(b)	256,604
152,000	Shui On Construction & Materials Ltd.	186,293
610,000	Shun Tak Holdings Ltd.	402,142
642,000	Silver Grant International Ltd.	216,174
282,000	Sim Technology Group Ltd.	60,393
268,000	Sing Tao News Corp. Ltd.	84,709

21

Old Westbury Funds, Inc. Global Small & Mid Cap Fund Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

HONG KONG (continued)
646,000	Singamas Container Holdings Ltd.(b)	$145,847
128,000	Sino Biopharmaceutical	50,366
785,000	Sino Oil And Gas Holdings Ltd.(b)	50,131
710,000	Sino Prosper State Gold Resources Holdings Ltd.(b)	35,723
1,110,000	Sino Union Energy Investment Ltd.(b)	98,810
756,000	Sinofert Holdings Ltd.(b)	399,884
100,800	Sino-Forest Corp.(b)	1,992,478
2,330,000	Sino-I Technology Ltd.(b)	14,429
844,250	Sinolink Worldwide Holdings Ltd.	123,077
73,000	SinoMedia Holding Ltd.	27,029
118,000	Sinopec Kantons Holdings Ltd.	62,416
790,000	Sino-Tech International Holdings Ltd.(b)	42,296
901,000	Sinotrans Shipping Ltd.	363,829
255,000	SJM Holdings Ltd.	378,984
158,000	Skyfame Realty Holdings Ltd.(b)(c)(d)	0
449,291	Skyworth Digital Holdings Ltd.	263,155
52,000	SmarTone Telecommunications Holding Ltd.	73,795
124,000	Solargiga Energy Holdings Ltd.(b)	28,475
406,000	Solomon Systech International Ltd.	26,189
696,000	South China China Ltd.	45,794
216,000	Sparkle Roll Group Ltd.	41,242
998,000	SRE Group Ltd.	101,715
65,500	Stella International Holdings Ltd.	137,739
204,000	Success Universe Group Ltd.(b)	8,685
16,000	Sun Hing Vision Group Holdings Ltd.	7,018
345,054	Sun Hung Kai & Co. Ltd.	260,418
310,000	Sun Innovation Holdings Ltd.(b)	8,039
1,132,000	Superb Summit International Timber Co. Ltd.(b)	57,686
982,500	Sustainable Forest Holdings Ltd.(b)	43,730
128,000	Symphony Holdings Ltd. Hong Kong	6,358
245,000	TAI Cheung Holdings Ltd.	172,263
119,160	Tai Fook Securities Group Ltd.	91,162
174,000	Tak Sing Alliance Holdings Ltd.	22,448
12,000	Tan Chong International Ltd.	2,910
282,000	TCC International Holdings Ltd.	116,056
65,000	TCL Communication Technology Holdings Ltd.	51,992
274,000	TCL Multimedia Technology Holdings Ltd.	114,178
283,000	Techtronic Industries Co.	286,605
49,000	Television Broadcasts Ltd.	261,080

Shares		Value

HONG KONG (continued)
108,000	Texhong Textile Group Ltd.	$84,993
132,000	Texwinca Holdings Ltd.	144,070
200,000	Theme International Holdings Ltd.(b)	22,706
172,800	Tian An China Investment Co. Ltd.	133,536
106,000	Tianjin Development Holdings Ltd.(b)	81,778
100,000	Tianjin Port Development Holdings Ltd.	22,190
2,380,000	Titan Petrochemicals Group Ltd.(b)	196,510
780,000	Tomorrow International Holdings Ltd.(b)	49,308
264,252	Tomson Group Ltd.	102,616
1,740,000	Tongda Group Holdings Ltd.	77,446
118,000	Top Form International Ltd.	9,591
276,000	Town Health International Investments Ltd.(b)	41,304
74,000	Towngas China Co. Ltd.	33,891
292,000	TPV Technology Ltd.	179,692
48,800	Transport International Holdings Ltd.	158,024
70,000	Truly International Holdings Ltd.	99,339
22,000	TSC Offshore Group Ltd.(b)	4,087
20,000	Tse Sui Luen Jewellery International Ltd.	19,429
194,000	Tysan Holdings Ltd.	34,539
388,000	United Energy Group Ltd.(b)	45,551
102,000	United Laboratories International Holdings Ltd. (The)	193,440
52,000	Value Convergence Holdings Ltd.(b)	15,631
134,000	Value Partners Group Ltd.	105,800
96,000	Vantage International Holdings Ltd.(b)	10,899
68,000	Varitronix International Ltd.	25,967
348,000	Vedan International Holdings Ltd.	29,631
488,402	Victory City International Holdings Ltd.	123,499
136,000	Vitasoy International Holdings Ltd.	118,432
170,000	VODone Ltd.	49,128
246,000	VST Holdings Ltd.(b)	62,839
26,000	VTech Holdings Ltd.	270,524
312,000	Wah Nam International Holdings Ltd.(b)	64,402
58,000	Wai Kee Holdings Ltd.	13,693
552,612	Wai Yuen Tong Medicine Holdings Ltd.(b)	12,833
500,000	Wang On Group Ltd.	12,063
196,000	Wasion Group Holdings Ltd.	142,614
110,000	Water Oasis Group Ltd.	17,881
876,000	Welling Holding Ltd.	43,510
184,000	Win Hanverky Holdings Ltd.	30,147

22

Old Westbury Funds, Inc. Global Small & Mid Cap Fund Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

HONG KONG (continued)
29,000	Wing Hang Bank Ltd.	$338,965
36,000	Wing On Co. International Ltd.	66,415
230,000	Wing Tai Properties Ltd.	83,083
254,000	Winteam Pharmaceutical Group Ltd.(b)	36,046
314,000	Xinyi Glass Holdings Co. Ltd.	249,134
150,000	Xiwang Sugar Holdings Co. Ltd.	50,701
22,000	XTEP International Holdings	18,278
15,000	YGM Trading Ltd.	34,601
110,000	Yip’s Chemical Holdings Ltd.	130,843
2,468,200	Yuexiu Property Co. Ltd.(b)	589,088
906,000	Yugang International Ltd.	9,584
140,000	ZZNode Technologies Co. Ltd.(b)	17,159

		56,884,581

HUNGARY — 0.0%
2,195	Egis Plc	257,905
344	EMASZ Rt.	38,322
28,924	FHB Mortgage Bank Plc(b)	173,665
4,154	Fotex Holding SE Co. Ltd.(b)	8,938
37,340	Magyar Telekom Telecommuni- cations Plc	107,699
5,470	Richter Gedeon Nyrt	1,303,069

		1,889,598

INDIA — 0.9%
7,776	3I Infotech Ltd.(b)	11,762
215	3M India Ltd.(b)	18,705
2,000	ABB Ltd. India	37,015
7,510	ABG Shipyard Ltd.(b)	76,740
25,816	ACC Ltd.	572,601
13,455	Adhunik Metaliks Ltd.(b)	32,286
23,661	Aditya Birla Nuvo Ltd.	435,938
6,786	AIA Engineering Ltd.(b)	63,537
2,788	AKZO Nobel India Ltd.	54,417
20,592	Alembic Ltd.	34,532
57,431	Allahabad Bank	320,282
810	Allcargo Global Logistics Ltd.	2,654
154,877	Alok Industries Ltd.	94,652
1,438	Alstom Projects India Ltd.	24,502
290,951	Ambuja Cements Ltd.	917,552
25,831	Amtek Auto Ltd.	92,654
26,564	Anant Raj Industries Ltd.	77,614
65,924	Andhra Bank	264,438
14,931	Ansal Properties & Infrastructure Ltd.(b)	29,274
1,957	Apar Industries Ltd.(b)	10,588
20,456	Apollo Hospitals Enterprise Ltd.	240,315
43,566	Apollo Tyres Ltd.	70,166
10,165	Areva T&D India Ltd.	67,431
61,072	Arvind Ltd.(b)	79,459
143,696	Ashok Leyland Ltd.(b)	245,181
2,238	Asian Paints Ltd.	135,401
11,229	Aurobindo Pharma Ltd.(b)	299,512

Shares		Value

INDIA (continued)
7,450	Bajaj Auto Finance Ltd.	$129,874
3,492	Bajaj Auto Ltd.	118,767
27,426	Bajaj Hindusthan Ltd.	76,120
21,621	Bajaj Holdings and Investment Ltd.	425,631
1,975	Balkrishna Industries Ltd.	34,105
97,217	Ballarpur Industries Ltd.	87,752
2,239	Balmer Lawrie & Co. Ltd.	32,876
33,302	Balrampur Chini Mills Ltd.	63,268
83,282	Bank of Maharashtra	145,568
4,339	BASF India Ltd.	65,434
4,328	BEML Ltd.(b)	109,469
8,601	Berger Paints India Ltd.	19,593
5,553	BGR Energy Systems Ltd.(b)	94,185
3,974	Bharat Electronics Ltd.(b)	146,052
32,980	Bharat Forge Ltd.(b)	279,987
3,384	Bharat Petroleum Corp. Ltd.	55,610
25,775	Bhushan Steel Ltd.	287,659
25,428	Binani Cement Ltd.	52,087
14,324	Biocon Ltd.	132,745
11,513	Birla Corp. Ltd.	102,133
620	Blue Dart Express Ltd.	15,004
4,247	Blue Star Ltd.	43,684
3,587	Bombay Dyeing & Manufacturing Co. Ltd.	49,528
23,795	Bombay Rayon Fashions Ltd.(b)	117,730
1,485	Bosch Ltd.	209,299
7,389	Brigade Enterprises Ltd.	22,487
6,540	Britannia Industries Ltd.	60,895
459	Cadila Healthcare Ltd.	7,214
52,503	Canara Bank	852,694
2,650	Carborundum Universal Ltd.	15,411
57,828	Central Bank of India	294,510
29,868	Century Plyboards India Ltd.(b)	46,088
9,156	Century Textile & Industries Ltd.	103,143
10,945	CESC Ltd.	91,477
38,402	Chambal Fertilizers & Chemicals Ltd.	69,197
8,488	Chennai Petroleum Corp Ltd.(b)	45,951
12,352	Cholamandalam Investment and Finance Co. Ltd.	50,617
1,594	Clariant Chemicals India Ltd.	27,361
556	CMC Ltd.	26,451
4,626	Colgate Palmolive India Ltd.	91,651
12,000	Consolidated Construction Consortium Ltd.	20,786
9,718	Container Corp. of India	287,876
5,968	Coromandel International Ltd.	86,118
12,691	Corp Bank	213,155
177	CRISIL Ltd.	24,613
19,689	Crompton Greaves Ltd.	140,914
9,629	Cummins India Ltd.	172,238
68,854	Dabur India Ltd.	154,602

23

Old Westbury Funds, Inc. Global Small & Mid Cap Fund Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

INDIA (continued)
2,774	Dalmia Bharat Enterprises(c)(d)	$10,990
2,774	Dalmia Cement Bharat Ltd.(b)	3,035
16,723	Deccan Chronicle Holdings Ltd.	48,880
12,425	Deepak Fertilizers & Petrochemicals Corp. Ltd.	49,868
15,797	Dewan Housing Finance Corp Ltd.(b)	111,157
43,860	Dish TV India Ltd.(b)	55,386
5,675	Divi’s Laboratories Ltd.	88,437
2,545	Dredging Corp of India Ltd.	29,638
102,080	Edelweiss Capital Ltd.	143,613
4,564	Eicher Motors Ltd.	131,598
11,129	EID Parry India Ltd.	124,454
9,200	EIH Ltd.	25,803
21,675	Electrosteel Castings Ltd.	20,126
15,256	Era Infra Engineering Ltd.	76,392
24,725	Escorts Ltd.	122,832
1,094	Ess Dee Aluminium Ltd.(b)	11,689
77,593	Essar Oil Ltd.(b)	257,100
93,029	Essar Shipping Ports & Logistics Ltd.(b)	227,416
37,802	Essel Propack Ltd.	44,035
14,806	Everest Kanto Cylinder Ltd.	41,977
36,761	Exide Industries Ltd.	128,177
4,776	FDC Ltd. India	11,175
60,849	Federal Bank Ltd.(b)	646,499
6,289	Federal-Mogul Goetze India Ltd(b)	24,753
5,430	Financial Technologies India Ltd.(b)	120,071
7,876	Finolex Cables Ltd.	10,425
15,505	Finolex Industries Ltd.(b)	40,573
22,790	Fortis Healthcare Ltd.(b)	82,183
3,255	Fresenius Kabi Oncology Ltd(b)	9,360
37,040	Gammon India Ltd.	171,547
17,326	Gammon Infrastructure Projects Ltd.(b)	8,990
2,629	Ganesh Housing Corp. Ltd.	14,431
23,347	Gateway Distriparks Ltd.	58,466
25,011	Geodesic Ltd.	65,814
51,219	Geojit BNP Paribas Financial Services Ltd.	40,526
1,019	Gillette India Ltd.(b)	43,629
17,337	Gitanjali Gems Ltd.(b)	115,691
2,784	GlaxoSmithKline Consumer Healthcare Ltd.	137,445
4,617	GlaxoSmithKline Pharmaceuticals Ltd.	230,975
14,696	Glenmark Pharmaceuticals Ltd.(b)	112,010
94,634	GMR Infrastructure Ltd.(b)	113,966
16,473	Godrej Consumer Products Ltd.	155,719
23,771	Godrej Industries Ltd.	114,079
3,081	Gokul Refoils & Solvent Ltd.	6,783
10,296	Graphite India Ltd.	21,716

Shares		Value

INDIA (continued)
26,421	Great Eastern Shipping Co. Ltd. (The)	$188,857
9,793	Great Offshore Ltd.	83,072
3,445	Greaves Cotton Ltd.	36,474
2,596	Grindwell Norton Ltd.	13,469
3,202	Gruh Finance Ltd.	29,342
50,890	GTL Infrastructure Ltd.(b)	51,262
9,145	GTL Ltd.	85,727
15,133	Gujarat Alkalies & Chemicals(b)	44,300
8,892	Gujarat Flourochemicals Ltd.	36,859
2,605	Gujarat Gas Co. Ltd.	22,520
8,119	Gujarat Industries Power Co. Ltd.(b)	20,962
16,814	Gujarat Mineral Development Corp. Ltd.(b)	51,152
26,956	Gujarat Narmada Valley Fertilizers Co. Ltd.(b)	75,544
6,298	Gujarat State Fertilisers & Chemicals(b)	51,064
27,806	Gujarat State Petronet Ltd.(b)	70,446
22,326	Gulf Oil Corp Ltd.(b)	64,252
109,830	GVK Power & Infrastructure Ltd.(b)	105,194
2,793	HBL Power Systems Ltd.(b)	1,701
20,140	HCL Infosystems Ltd.	51,455
2,755	HEG Ltd.(b)	16,874
36,887	Heidelbergcement India Ltd(b)	38,029
48,182	Hexaware Technologies Ltd.	95,171
453	Himadri Chemicals & Industries(b)	5,063
2,359	Hinduja Ventures Ltd.	23,662
72,882	Hindustan Construction Co.	100,238
7,610	Hindustan Oil Exploration Co. Ltd.	43,467
9,353	Hindustan Petroleum Corp. Ltd.(b)	102,594
628	Honeywell Automation India Ltd.	35,598
50,459	Hotel Leela Venture Ltd.	58,609
26,485	Housing Development & Infrastructure Ltd.(b)	147,553
11,000	HT Media Ltd.	39,469
3,456	HTMT Global Solutions Ltd.(b)	30,452
18,666	IBN18 Broadcast Ltd.(b)	49,307
11,934	ICSA India Ltd.	34,828
94,790	IDBI Bank Ltd.	385,348
102,911	Idea Cellular Ltd.(b)	156,249
100,811	IFCI Ltd.(b)	156,918
63,064	India Cements Ltd.	156,294
34,265	India Infoline Ltd.	90,011
52,967	Indiabulls Financial Services Ltd.	263,017
119,676	Indiabulls Real Estate Ltd.(b)	515,610
49,720	Indian Bank	326,580
88,392	Indian Hotels Co. Ltd.	199,168
67,304	Indian Overseas Bank	242,097
4,058	Indraprastha Gas Ltd.(b)	30,039

24

Old Westbury Funds, Inc. Global Small & Mid Cap Fund Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

INDIA (continued)
45,438	Indusind Bank Ltd.	$269,611
1,734	Info Edge India Ltd.(b)	26,555
17,984	Infotech Enterprises Ltd.	66,228
173,718	Infrastructure Development Finance Co. Ltd.	782,269
40,792	ING Vysya Bank Ltd.	370,916
2,764	Ipca Laboratories Ltd.	20,267
21,385	IRB Infrastructure Developers Ltd.(b)	125,085
53,041	Ispat Industries Ltd.(b)	23,401
12,698	IVRCL Assets & Holdings Ltd.(b)	32,113
72,522	IVRCL Infrastructures & Projects Ltd.(b)	243,808
17,545	Jagran Prakashan Ltd.(b)	52,428
34,430	Jain Irrigation Systems Ltd.	179,803
32,008	Jaiprakash Power Ventures Ltd(b)	44,995
11,545	Jammu & Kashmir Bank Ltd.(b)	236,604
13,920	JBF Industries Ltd.(b)	67,085
9,049	Jet Airways India Ltd.(b)	164,970
6,226	Jindal Poly Films Ltd.	87,739
42,445	Jindal Saw Ltd.	207,758
1,113	Jindal South West Holdings Ltd.(b)	49,979
4,000	JK Cement Ltd.	15,640
18,598	JK Lakshmi Cement Ltd.	25,704
129,371	JM Financial Ltd.	112,990
12,109	JSL Stainless Ltd.(b)	33,445
19,737	Jubilant Organosys Ltd.(b)	139,170
6,393	Jyoti Structures Ltd.(b)	19,096
13,670	Kalpataru Power Transmission Ltd.(b)	53,680
20,887	Karnataka Bank Ltd.	86,675
4,407	Karur Vysya Bank Ltd.	53,107
73,832	Karuturi Global Ltd.	58,002
3,929	KEC International Ltd.	43,150
11,439	Kesoram Industries Ltd.	76,603
12,238	KPIT Cummins Infosystems Ltd.	43,277
35,171	KS Oils Ltd.	45,087
1,658	KSB Pumps Ltd.	18,474
13,640	KSK Energy Ventures Ltd.(b)	51,029
1,091	Lakshmi Machine Works Ltd.	65,717
4,500	Lakshmi Vilas Bank Ltd(b)	13,107
83,820	Lanco Infratech Ltd.(b)	120,282
21,865	LIC Housing Finance	659,789
15,690	Lupin Ltd.(b)	154,799
7,411	Madhucon Projects Ltd.	24,514
17,000	Madras Cements Ltd.	44,409
25,733	Mahanagar Telephone Nigam(b)	39,099
11,875	Maharashtra Seamless Ltd.	111,760
8,428	Mahindra & Mahindra Financial Services	140,131
3,382	Mahindra Lifespace Developers Ltd.	35,845
5,288	Manaksia Ltd.(b)	9,981

Shares		Value

INDIA (continued)
81,619	Mangalore Refinery & Petrochemicals Ltd.(b)	$149,183
25,011	Marico Ltd.	77,215
7,276	Mastek Ltd.	33,387
31,053	MAX India Ltd.(b)	110,616
14,005	McLeod Russel India Ltd.	72,523
46,895	Mercator Lines Ltd.(b)	68,033
1,025	Merck Ltd.	17,626
1,694	MindTree Ltd.	19,581
11,511	Monnet Ispat & Energy Ltd.(b)	154,806
22,430	Motherson Sumi Systems Ltd.	92,547
9,758	Mphasis Ltd.	134,075
334	MRF Ltd.	69,954
48,344	Nagarjuna Construction Co.(b)	160,457
82,330	Nagarjuna Fertilizers & Chemicals	62,639
4,112	Nava Bharat Ventures Ltd.(b)	35,252
40,002	NIIT Ltd.	59,204
16,197	NIIT Technologies Ltd.	79,991
18,668	Nirma Ltd.(b)	96,985
52,479	Noida Toll Bridge Co. Ltd.	37,447
38,070	OMAXE Ltd.(b)	127,943
16,334	Opto Circuits India Ltd.(b)	105,725
4,497	Oracle Financial Sevices Software Ltd.(b)	223,731
25,686	Orbit Corp. Ltd.	67,099
20,009	Orchid Chemicals & Pharmaceuticals Ltd.	129,062
8,317	Orient Paper & Industries Ltd.	10,961
22,955	Oriental Bank of Commerce	257,788
8,300	Panacea Biotec Ltd.(b)	37,180
45,614	Parsvnath Developers Ltd.(b)	68,588
4,380	Patel Engineering Ltd.	35,908
14,953	Patni Computer Systems Ltd.	155,740
30,040	Peninsula Land Ltd.(b)	41,620
104,278	Petronet LNG Ltd.	261,018
644	Pfizer Ltd.	16,363
17,000	Pidilite Industries Ltd.	55,697
15,534	Piramal Healthcare Ltd.	166,879
2,525	Plethico Pharmaceuticals Ltd.	22,283
13,994	Polaris Software Lab Ltd.	50,952
23,812	Praj Industries Ltd.	36,931
40,716	Prism Cement Ltd.	54,166
1,564	Procter & Gamble Hygiene & Health Care Ltd.	70,444
87,847	PTC India Ltd.	266,062
30,493	Punj Lloyd Ltd.(b)	80,582
24,971	Rajesh Exports Ltd.(b)	66,411
1,592	Rallis India Ltd.	52,243
19,421	Ranbaxy Laboratories Ltd.(b)	253,446
16,640	Raymond Ltd.(b)	161,531
44,195	Redington India Ltd.	79,586
33,549	Reliance Capital Ltd.(b)	614,643
8,378	Reliance Mediaworks Ltd.(b)	46,185
71,622	Reliance Natural Resources Ltd. - L Shares(b)	62,150

25

Old Westbury Funds, Inc. Global Small & Mid Cap Fund Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

INDIA (continued)
35,475	Rolta India Ltd.	$133,595
41,357	Ruchi Soya Industries Ltd.	122,977
40,441	S Kumars Nationwide Ltd.(b)	73,690
92	Sadbhav Engineering Ltd.(b)	3,009
56,450	Satyam Computer Services Ltd.(b)	100,320
90,122	Shipping Corp. of India Ltd.(b)	351,156
4,731	Shiv-Vani Oil & Gas Exploration Services Ltd.	45,510
1,105	Shree Cement Ltd.(b)	51,871
1,777	Shree Precoated Steels Ltd(b)	10,134
36,392	Shree Renuka Sugars Ltd.	74,177
13,423	Shriram Transport Finance Co. Ltd.	266,315
8,559	Siemens India Ltd.	157,511
3,876	SKF India Ltd.	50,975
15,419	Sobha Developers Ltd.	125,348
426,240	South Indian Bank Ltd.	264,331
3,105	SPML Infra Ltd.	20,000
24,300	SREI Infrastructure Finance Ltd.(b)	72,339
9,842	SRF Ltd.	89,160
3,175	State Bank of Bikaner & Jaip.	51,575
18,451	Sterling Biotech Ltd.	45,354
22,348	Sterlite Technologies Ltd.	41,577
9,652	Strides Arcolab Ltd.	91,425
8,719	Sun TV Network Ltd.(b)	97,994
3,378	Sundaram Finance Ltd.	52,185
6,405	Supreme Industries Ltd.	20,963
38,891	Syndicate Bank	121,510
7,242	Tamilnadu Newsprint & Papers Ltd.(b)	24,730
39,539	Tata Chemicals Ltd.	347,507
29,456	Tata Communications Ltd.(b)	203,059
4,726	Tata Investment Corp. Ltd.	61,840
153,741	Tata Tea Ltd.(b)	431,375
6,496	Tech Mahindra Ltd.	106,634
5,066	Thermax Ltd.	98,287
13,238	Time Technoplast Ltd.(b)	18,043
10,567	Timken India Ltd.(b)	45,979
1,865	Titan Industries Ltd.	149,122
3,113	Torrent Pharmaceuticals Ltd.	38,747
18,322	Torrent Power Ltd.	120,140
6,081	Transport Corp. of India Ltd.	16,967
1,986	Trent Ltd.	45,371
29,890	Triveni Engineering & Industries Ltd.	80,604
14,557	Tube Investments of India	49,463
9,117	Tulip Telecom Ltd.(b)	36,622
12,180	TVS Motor Co. Ltd.	20,028
31,613	UCO Bank	89,306
10,645	Uflex Ltd.	72,760
13,600	Unichem Laboratories Ltd.	70,350
31,625	Union Bank of India	269,053
147,515	Unitech Ltd.(b)	288,223
2,018	United Breweries Holdings Ltd.	13,019

Shares		Value

INDIA (continued)
9,514	United Breweries Ltd.	$95,793
38,099	United Phosphorus Ltd.(b)	170,920
13,483	United Spirits Ltd.	453,778
8,335	Unity Infraprojects Ltd.	19,653
41,119	Usha Martin Ltd.	80,433
6,257	UTV Software Communications Ltd(b)	81,183
5,603	Vardhman Textiles Ltd.	42,503
47,703	Videocon Industries Ltd.	272,366
30,158	Vijaya Bank	72,467
12,397	Voltas Ltd.	68,424
1,793	WABCO-TVS India Ltd.	45,171
8,574	Walchandnagar Industries	39,420
7,964	Welspun India Ltd.	11,966
14,970	Welspun-Gujarat Stahl Ltd.	83,822
15,809	Wockhardt Ltd.(b)	105,441
283	Wyeth Ltd.	5,111
25,054	Yes Bank Ltd.	202,744
56,905	Zee Entertainment Enterprises Ltd.	353,791
14,226	Zee Learn Ltd.(b)(c)(d)	1,665
11,306	Zensar Technologies Ltd.	38,874
3,891	Zuari Industries Ltd.	72,280
3,000	Zylog Systems Ltd.(b)	38,563

		36,789,355

INDONESIA — 0.3%
462,500	Adhi Karya Tbk PT	51,748
525,500	AKR Corporindo Tbk PT	88,784
1,470,000	Aneka Tambang Tbk PT	419,413
77,000	Asahimas Flat Glass Tbk PT	54,277
46,500	Astra Agro Lestari Tbk PT	129,550
25,369,000	Bakrie & Brothers Tbk PT(b)	153,278
4,222,000	Bakrie Sumatera Plantations Tbk PT	181,871
7,705,000	Bakrie Telecom PT(b)	206,903
13,193,500	Bakrieland Development Tbk PT	233,239
1,019,000	Bank Bukopin Tbk PT	79,810
444,039	Bank Danamon Indonesia Tbk PT	332,874
597,500	Bank Negara Indonesia Persero Tbk PT	260,727
3,630,250	Bank Pan Indonesia Tbk PT(b)	454,924
825,000	Barito Pacific Tbk PT(b)	117,231
31,500	Bayan Resources Tbk PT(b)	44,408
714,332	Berlian Laju Tanker Tbk PT(b)	30,771
4,004,000	Bhakti Investama Tbk PT(b)	57,344
106,000	Bisi International PT(b)	27,871
5,218,500	Bumi Resources Tbk PT	1,299,151
351,000	Bumi Serpong Damai PT	32,989
4,958,000	Central Proteinaprima Tbk PT(b)(c)(d)	29,401
283,500	Charoen Pokphand Indonesia Tbk PT	271,208
4,040,500	Ciputra Development Tbk PT(b)	189,875

26

Old Westbury Funds, Inc. Global Small & Mid Cap Fund Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

INDONESIA (continued)
221,500	Ciputra Surya Tbk PT(b)	$17,348
6,216,500	Darma Henwa Tbk PT(b)	53,558
430,000	Delta Dunia Makmur Tbk PT(b)	51,480
1,202,500	Elnusa PT	45,073
8,034,500	Energi Mega Persada Tbk PT(b)	106,078
947,000	Gajah Tunggal Tbk PT	246,352
656,000	Global Mediacom Tbk PT	36,332
646,500	Gozco Plantations Tbk PT	31,104
72,500	Hexindo Adiperkasa Tbk PT	52,727
1,339,000	Holcim Indonesia Tbk PT(b)	348,327
995,000	Indah Kiat Pulp and Paper Corp. Tbk PT(b)	231,007
470,000	Indika Energy Tbk PT	191,944
28,500	Indo Tambangraya Megah PT	144,134
2,074	Indofood CBP Sukses Makmur Tbk PT(b)	1,323
1,221,000	Indofood Sukses Makmur Tbk PT	710,400
159,000	Indosat Tbk PT	106,741
1,681,500	Intiland Development Tbk PT(b)	95,951
64,500	Japfa Comfeed Indonesia Tbk PT	22,733
365,000	Jasa Marga Tbk PT	153,147
2,159,500	Kalbe Farma Tbk PT	646,340
8,307,500	Kawasan Industri Jababeka Tbk PT(b)	124,554
4,187,000	Lippo Karawaci Tbk PT(b)	290,455
1,284,300	Matahari Putra Prima Tbk PT	202,614
4,500	Mayora Indah Tbk PT	6,067
679,500	Medco Energi Internasional Tbk PT	309,814
1,138,000	Media Nusantara Citra Tbk PT(b)	77,670
164,000	Mitra Adiperkasa Tbk PT	46,792
1,688,500	Mitra International Resources Tbk PT(b)	45,342
260,000	Pabrik Kertas Tjiwi Kimia Tbk PT	109,818
4,379,000	Panin Life Tbk PT(b)	95,542
168,000	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	219,927
1,254,500	Ramayana Lestari Sentosa Tbk PT	127,731
171,500	Sampoerna Agro Tbk PT	57,566
5,073,500	Sentul City Tbk PT(b)	66,417
117,500	Sinar Mas Agro Resources & Technology Tbk PT	68,364
896,000	Summarecon Agung Tbk PT	113,284
45,000	Surya Citra Media Tbk PT	16,615
77,000	Tambang Batubara Bukit Asam Tbk PT	169,292
484,500	Timah Tbk PT	154,498
410,000	Trada Maritime Tbk PT	27,524
4,875,000	Truba Alam Manunggal Engineering PT(b)	45,273

Shares		Value

INDONESIA (continued)
1,152,000	Tunas Baru Lampung Tbk PT	$54,136
486,000	Tunas Ridean Tbk PT	42,415

		10,511,456

IRELAND — 0.2%
109,408	AER Lingus(b)	174,964
1,757,060	Bank of Ireland	1,303,446
151,342	Beazley Plc	292,703
139,902	C&C Group Plc	648,407
66,260	Charter International Plc	783,552
8,741	DCC Plc(b)	252,562
16,687	FBD Holdings Plc	142,393
52,546	Glanbia Plc(b)	248,655
450	Global Indemnity Plc(b)	7,596
27,034	Grafton Group Plc	115,437
138,125	Greencore Group Plc	209,545
15,324	IFG Group Plc	27,854
21,707	Independent News & Media Plc(b)	18,611
6,355	Irish Continental Group Plc	134,443
85,664	Irish Life & Permanent Group Holdings Plc(b)	181,226
69,382	James Hardie Industries SE(b)	366,320
230,508	Kenmare Resources Plc(b)	73,148
30,394	Kerry Group Plc - Class A	1,118,904
6,121	Kingspan Group Plc(e)	51,175
77,709	Kingspan Group Plc(b)(e)	649,693
10,515	Paddy Power Plc(b)	424,411
79,143	Smurfit Kappa Group Plc(b)	847,398
35,169	United Business Media Ltd.	370,805
145,850	United Drug Plc	462,829

		8,906,077

ISRAEL — 2.6%
6,797	Alon Holdings Blue Square Ltd.	62,370
1,236	AL-ROV Israel Ltd.(b)	42,770
5,387	AudioCodes Ltd.(b)	25,679
74,597	Bank Hapoalim BM(b)	338,359
3,826	Biocell Ltd.(b)	54,262
10,028	Cellcom Israel Ltd.	338,726
2,298,000	Check Point Software Technologies(b)	98,239,500
5,320	Clal Biotechnology Industries Ltd.(b)	29,311
26,704	Clal Industries & Investments	198,985
7,926	Clal Insurance Enterprise Holdings(b)	212,021
6,078	Compugen Ltd.(b)	27,753
13,567	Delek Automotive Systems Ltd.	166,588
2,740	DS Apex Holdings Ltd.	17,659
22,670	El Al Israel Airlines(b)	8,481
5,463	Elbit Systems Ltd.	291,971
686	Electra (Israel) Ltd.	71,949
1	Electra Real Estate Ltd.(b)	5
4,047	EZchip Semiconductor Ltd.(b)	98,629

27

Old Westbury Funds, Inc. Global Small & Mid Cap Fund Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

ISRAEL (continued)
17,325	First International Bank of Israel Ltd. - Class 5	$244,664
2,752	Formula Systems 1985 Ltd.	38,841
14,655	Frutarom Industries Ltd.	146,288
1,773	Fundtech Ltd.(b)	24,726
8,300	Gilat Satellite Networks Ltd.(b)	44,519
1,269	Given Imaging Ltd.(b)	22,570
4,970	Golf & Co. Ltd.	33,835
15,151	Granite Hacarmel Investments Ltd.	33,736
895	Hadera Paper Ltd.(b)	76,095
3,558	Harel Insurance Investments & Finances Ltd.	201,902
9,063	Hot Telecommunication System(b)	119,685
270,205	Israel Discount Bank Ltd. - Class A(b)	551,410
2,831	Ituran Location & Control Ltd.	43,335
5,171	Kamada Ltd.(b)	38,574
1,961	Maabarot Products Ltd.	30,946
9,771	Makhteshim-Agan Industries Ltd.(b)	49,103
8,120	Matrix IT Ltd.	43,263
6,277	Mellanox Technologies Ltd.(b)	140,112
11,317	Menorah Mivtachim Holdings Ltd.(b)	151,474
76,254	Migdal Insurance & Financial Holding Ltd.	157,836
1,673	Mivtach Shamir Holdings Ltd.(b)(c)(d)	54,578
68,391	Mizrahi Tefahot Bank Ltd.	639,608
7,364	Naphtha Israel Petroleum Corp. Ltd.(b)	35,510
736	Neto ME Holdings Ltd.(b)	35,449
3,626	NetVision Ltd.	46,199
26,957	Nice Systems Ltd.(b)	876,445
428,288	Oil Refineries Ltd.	253,874
16,350	Ormat Industries Ltd.	130,647
6,842	Osem Investments Ltd.	108,140
16,980	Partner Communications Co.	342,356
921	Paz Oil Co. Ltd.	146,073
19,899	Phoenix Holdings Ltd. (The)(b)	68,966
864	Plasson Industries Ltd.	21,342
2,565	RADVision Ltd.(b)	18,111
715	Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	19,459
4,640	Reit 1 Ltd.	9,114
3,913	Retalix Ltd.(b)	48,887
6,910	Scailex Corp. Ltd.	134,779
51,102	Shikun & Binui Ltd.	124,511
17,849	Shufersal Ltd.	109,188
367	Space Communication Ltd.(b)	7,082
6,642	Strauss Group Ltd.	104,905
2,611	Suny Electronics Inc., Ltd.(b)	29,446
28,183	Tower Semiconductor Ltd.(b)	38,389

Shares		Value

ISRAEL (continued)
5,940	Union Bank of Israel(b)	$28,675

		105,849,665

ITALY — 0.6%
170,884	A2A SpA	278,508
8,480	ACEA SpA(b)	101,148
2,055	AcegasAps SpA	12,048
4,018	Actelios SpA	12,387
320,040	Aedes SpA(b)	93,764
3,620	Aeroporto di Venezia Marco Polo SpA - SAVE	35,168
43,668	Alerion Cleanpower SpA	31,908
8,686	Amplifon SpA	46,785
16,154	Ansaldo STS SpA	222,697
23,374	Arnoldo Mondadori Editore SpA(b)	82,388
5,010	Ascopiave SpA	11,540
13,718	Astaldi SpA	100,810
18,427	Autogrill SpA(b)	245,697
12,839	Azimut Holding SpA	130,983
169,246	Banca Carige SpA	409,871
42,664	Banca Finnat Euramerica SpA	30,759
7,705	Banca Generali SpA	99,732
1,427	Banca IFIS SpA	10,596
15,051	Banca Intermobiliare SpA(b)	87,720
111,037	Banca Popolare Dell’emilia Romagna Scrl	1,372,334
40,322	Banca Popolare dell’Etruria e del Lazio(b)	186,881
132,361	Banca Popolare di Milano Scarl	618,522
35,814	Banca Popolare di Sondrio Scarl	338,456
43,056	Banca Profilo SpA(b)	28,405
6,640	Banco di Desio e della Brianza SpA	38,145
339,775	Banco Popolare Scarl	1,826,582
5,308	BasicNet SpA	21,258
2,898	Benetton Group SpA	23,535
689	Bonifica Ferraresi e Imprese Agricole SpA(b)	28,769
5,881	Brembo SpA	64,540
186,475	Brioschi Sviluppo Immobiliare Spa(b)	42,305
11,725	Bulgari SpA	125,574
32,206	Buongiorno SpA(b)	53,565
24,083	Buzzi Unicem SpA	276,531
9,301	Caltagirone Editore SpA	22,654
1,786	Carraro SpA(b)	6,954
25,865	Cementir Holding SpA	89,908
109,100	CIR-Compagnie Industriali Riunite SpA(b)	247,965
11,605	Credito Artigiano SpA	21,482
3,376	Credito Bergamasco SpA	101,258
30,638	Credito Emiliano SpA	217,902
4,901	Danieli & Co. SpA	129,331
4,885	Datalogic SpA(b)	36,035
75,184	Davide Campari-Milano SpA	476,904

28

Old Westbury Funds, Inc. Global Small & Mid Cap Fund Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

ITALY (continued)
50,118	DeA Capital SpA(b)	$91,448
23,657	De’Longhi SpA	136,890
3,998	DiaSorin SpA	164,262
22,574	EEMS Italia SpA(b)	46,468
6,211	Elica SpA(b)	13,053
26,203	ERG Renew SpA(b)	30,634
12,345	ERG SpA	170,444
8,755	Esprinet SpA	87,125
11,128	Eurotech SpA(b)	35,855
1,011	Fiera Milano SpA(b)	6,832
147,228	Finmeccanica SpA	2,055,278
20,895	Fondiaria-Sai SpA	248,213
251,600	Gemina SpA(b)	202,053
8,168	Geox SpA	49,111
8,297	GranitiFiandre SpA	36,433
9,148	Gruppo Coin SpA(b)	96,320
27,142	Gruppo Editoriale L’Espresso SpA(b)	72,153
63,292	Hera SpA	133,897
22,145	Immobiliare Grande Distribuzione REIT	44,383
68,470	IMMSI SpA	83,861
55,059	Impregilo SpA(b)	176,253
14,341	Indesit Co. SpA	177,344
3,035	Industria Macchine Automatiche SpA	64,122
12,364	Intek SpA(b)	7,167
16,467	Interpump Group SpA(b)	107,432
65,916	Iren SpA	115,871
23,784	Italcementi SpA	200,272
1,767	Italmobiliare SpA	62,467
8,001	Juventus Football Club SpA(b)	10,223
146,748	KME Group SpA(b)	68,116
7,548	Landi Renzo SpA	36,532
8,938	Lottomatica SpA	149,031
292,300	Maire Tecnimont SpA	1,264,210
8,217	Marcolin SpA(b)	39,656
1,779	Mariella Burani SpA(b)(c)(d)	6,246
5,000	MARR SpA	54,281
133,699	Mediaset SpA	986,242
62,600	Mediobanca SpA(b)	648,662
45,928	Mediolanum SpA	215,900
85,727	Milano Assicurazioni SpA	185,297
6,445	Nice SpA	25,206
5,000	Panariagroup Industrie Ceramiche SpA(b)	11,267
635,716	Parmalat SpA	1,748,354
46,095	Piaggio & C SpA	168,087
118,763	Piccolo Credito Valtellinese Scarl	602,501
115,291	Pirelli & C SpA	984,440
308,257	Prelios SpA(b)	180,838
102,013	Premafin Finanziaria SpA(b)	152,631
38,115	Prysmian SpA	738,969
21,864	Recordati SpA	215,296
145,208	Reno de Medici SpA(b)	52,749

Shares		Value

ITALY (continued)
878	Sabaf SpA	$28,106
655	SAES Getters SpA(b)	6,381
9,317	Safilo Group SpA(b)	147,051
15,976	Saras SpA(b)	35,332
624,821	Seat Pagine Gialle SpA(b)	114,183
16,644	Snai SpA(b)	66,021
6,353	Societa Cattolica di Assicurazioni Scrl	172,776
10,291	Societa Iniziative Autostradalie Servizi SpA	97,397
3,079	Socotherm SpA(b)(c)(d)	6,107
15,879	Sogefi SpA(b)	55,030
12,888	SOL SpA	85,204
86,372	Sorin SpA(b)	209,892
151,858	Terna Rete Elettrica Nazionale SpA	700,649
2,530	Tod’s SpA	245,327
7,479	Trevi Finanziaria SpA	99,305
6,610	Uni Land SpA(b)	5,046
130,372	Unione di Banche Italiane SCPA	1,376,319
307,395	Unipol Gruppo Finanziario SpA	241,513
2,891	Vianini Lavori SpA	16,095
4,303	Vittoria Assicurazioni SpA	21,964
5,537	Zignago Vetro SpA	36,952

		25,467,329

JAPAN — 4.1%
176,000	77 Bank Ltd. (The)	831,117
10,100	A&D Co. Ltd(b)	45,059
126	Accordia Golf Co. Ltd.	115,243
36,000	Achilles Corp.	46,974
24,500	ADEKA Corp.	261,837
7,400	Advan Co. Ltd.	51,314
800	Agrex, Inc.	7,367
9,100	Ahresty Corp.	74,184
5,800	Ai Holdings Corp.	19,605
10,200	Aica Kogyo Co. Ltd.	114,587
3,800	Aichi Bank Ltd. (The)	212,738
30,000	Aichi Machine Industry Co. Ltd.	102,523
79,000	Aichi Steel Corp.	438,834
28,000	Aida Engineering Ltd.	92,904
6,100	Aigan Co. Ltd.	31,004
6,700	Aiphone Co. Ltd.	97,748
27,000	Air Water, Inc.	315,062
10,000	Airport Facilities Co. Ltd.	39,394
4,600	Airtech Japan Ltd.	22,008
14,500	Aisan Industry Co. Ltd.	109,016
119,000	Akita Bank Ltd. (The)	335,690
14,900	Alfresa Holdings Corp.	626,774
79,500	Allied Telesis Holdings KK	102,746
5,100	Aloka Co. Ltd.	30,104
10,500	Alpen Co. Ltd.	162,452
2,100	Alpha Corp.	18,920
3,700	Alpha Systems, Inc.	72,510
13,900	Alpine Electronics, Inc.	174,117

29

Old Westbury Funds, Inc. Global Small & Mid Cap Fund Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

JAPAN (continued)
83,300	Alps Electric Co. Ltd.	$746,356
1,300	Alps Logistics Co. Ltd.	14,023
6,700	Altech Co. Ltd.	18,151
3,000	Amada Co. Ltd.	19,759
23,900	Amano Corp.	196,914
5	Amiyaki Tei Co. Ltd.	14,285
3,000	Amuse, Inc.	33,553
21,000	Ando Corp.	26,358
13,000	Anest Iwata Corp.	35,864
11,000	Anritsu Corp.	71,219
11,500	AOC Holdings, Inc.(b)	50,590
400	AOI Electronic Co. Ltd.	3,837
10,500	AOKI Holdings, Inc.	148,751
82,000	Aomori Bank Ltd. (The)	199,727
28,700	Aoyama Trading Co. Ltd.	466,861
300,000	Aozora Bank Ltd.	503,293
8,200	Arakawa Chemical Industries Ltd.	85,699
25,000	Araya Industrial Co. Ltd.	37,281
6,900	Arc Land Sakamoto Co. Ltd.	72,370
8,000	Arcs Co. Ltd.	103,691
3,600	Argo Graphics, Inc.	40,577
400	Ariake Japan Co. Ltd.	6,059
14,200	Arisawa Manufacturing Co. Ltd.	69,879
6,200	Arnest One Corp.	65,567
2,000	Aronkasei Co. Ltd.	8,078
3,600	Art Corp.	56,235
4,990	As One Corp.	91,466
3,300	Asahi Co. Ltd.	48,801
20,000	Asahi Diamond Industrial Co. Ltd.	352,927
4,350	Asahi Holdings, Inc.	95,790
11,000	Asahi Kogyosha Co. Ltd.	45,657
3,000	Asahi Net, Inc.	10,550
23,000	Asahi Organic Chemicals Industry Co. Ltd.	53,163
1,060,000	Asahi TEC Corp.(b)	276,625
5,600	Asatsu-DK, Inc.	129,022
31	Asax Co. Ltd.	34,979
26,000	Ashimori Industry Co. Ltd.(b)	35,541
29,000	Asics Corp.	313,173
1,000	ASKA Pharmaceutical Co. Ltd.	6,338
3,000	ASKUL Corp.	62,334
11,500	Asunaro Aoki Construction Co. Ltd.	51,448
10,300	Atom Corp.(b)	28,032
61,000	Atsugi Co. Ltd.	77,321
16,300	Autobacs Seven Co. Ltd.	610,718
1,100	Avex Group Holdings, Inc.	15,857
113,000	Awa Bank Ltd. (The)	768,125
30,000	Bando Chemical Industries Ltd.	101,031
5,100	Bank of Iwate Ltd. (The)	215,801
84,000	Bank of Nagoya Ltd. (The)	254,704
14,800	Bank of Okinawa Ltd. (The)	570,150
65,000	Bank of Saga Ltd. (The)	171,244
21,700	Bank of the Ryukyus Ltd.	252,137

Shares		Value

JAPAN (continued)
6,700	Belc Co. Ltd.	$70,355
12,300	Belluna Co. Ltd.	58,542
22,000	Best Denki Co. Ltd.(b)	61,787
156	Bic Camera, Inc.	61,939
23	BLife Investment Corp. REIT	139,766
300	BML, Inc.	7,479
5,300	CAC Corp.	37,015
63,000	Calsonic Kansei Corp.(b)	211,383
8	Can Do Co. Ltd.	9,216
4,500	Canon Electronics, Inc.	118,218
24,800	Canon Marketing Japan, Inc.	309,114
6,200	Capcom Co. Ltd.	97,465
34,400	Casio Computer Co. Ltd.	241,958
5,300	Cawachi Ltd.	93,657
14,850	Cedyna Financial Corp.(b)	20,669
88,000	Central Glass Co. Ltd.	379,471
1,900	Central Security Patrols Co. Ltd.	17,945
800	Central Sports Co. Ltd.	8,301
14,050	Century Tokyo Leasing Corp.	202,884
15,700	Chiba Kogyo Bank Ltd. (The)(b)	87,211
18,000	Chino Corp.	41,382
1,600	Chiyoda Co. Ltd.	19,346
23,000	Chiyoda Corp.	190,642
1,400	Chiyoda Integre Co. Ltd.	17,328
13,400	Chofu Seisakusho Co. Ltd.	270,931
45,000	Chori Co. Ltd.	48,652
14,100	Chubu Shiryo Co. Ltd.	83,230
8,000	Chuetsu Pulp & Paper Co. Ltd.	13,023
153,000	Chugai Mining Co. Ltd.(b)	57,040
20,000	Chugai Ro Co. Ltd.	63,378
12,000	Chugoku Marine Paints Ltd.	86,939
40,000	Chukyo Bank Ltd. (The)	118,305
12,000	Chuo Denki Kogyo Co. Ltd.	68,597
3,000	Chuo Spring Co. Ltd.	10,029
8,300	Circle K Sunkus Co. Ltd.	117,790
83,800	Citizen Holdings Co. Ltd.	482,160
28,300	CKD Corp.	199,756
48,000	Clarion Co. Ltd.(b)	74,562
6,600	Cleanup Corp.	39,861
100	CMIC Co. Ltd.	28,483
17,600	CMK Corp.	69,551
11,600	Coca-Cola Central Japan Co. Ltd.	146,315
15,600	Coca-Cola West Holdings Co.	238,643
8,090	Cocokara Fine Holdings, Inc.	175,533
9,000	Colowide Co. Ltd.	46,750
3,000	Combi Corp.	23,599
6,000	Computer Engineering & Consulting Ltd.	25,948
4,400	Computer Institute of Japan Ltd.	13,451
42,000	COMSYS Holdings Corp.	373,183
4,000	Co-Op Chemical Co. Ltd.(b)	4,722
6,200	Corona Corp.	54,627
6,600	Cosel Co. Ltd.	86,529

30

Old Westbury Funds, Inc. Global Small & Mid Cap Fund Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

JAPAN (continued)
216,000	Cosmo Oil Co. Ltd.	$582,478
2,600	Cosmos Pharmaceutical Corp.	81,842
2,700	Create Medic Co. Ltd.	27,044
88,600	Credit Saison Co. Ltd.	1,261,782
19,158	CSK Holdings Corp.(b)	64,281
1,500	CTI Engineering Co. Ltd.	7,810
6,500	Culture Convenience Club Co. Ltd.	28,918
23	Cybernet Systems Co. Ltd.	5,882
111	Cybozu, Inc.	28,567
14,000	Dai Nippon Toryo Co. Ltd.(b)	13,396
15,700	Daibiru Corp.	120,379
105,000	Daicel Chemical Industries Ltd.	730,707
4,000	Dai-Dan Co. Ltd.	17,795
16,000	Daido Kogyo Co. Ltd.	28,632
13,000	Daido Metal Co. Ltd.	63,489
95,000	Daido Steel Co. Ltd.	484,031
10,600	Daidoh Ltd.	85,358
33,950	Daiei, Inc. (The)(b)	122,772
11,000	Daifuku Co. Ltd.	52,355
26,000	Daihen Corp.	117,286
21,000	Daiichi Chuo KK(b)	47,757
19,000	Daiichi Jitsugyo Co. Ltd.	56,195
600	Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	21,176
20,000	Dai-Ichi Kogyo Seiyaku Co. Ltd.	49,459
13,000	Daiken Corp.	30,048
18,000	Daiki Aluminium Industry Co. Ltd.(b)	55,921
3,600	Daiko Clearing Services Corp.	11,184
500	Daikoku Denki Co. Ltd.	5,654
1,000	Daikokutenbussan Co. Ltd.	35,044
71,000	Daikyo, Inc.(b)	110,290
3,700	Dainichi Co. Ltd.	23,496
24,000	Dainichiseika Color &
	Chemicals Manufacturing Co. Ltd.	101,106
85,000	Dainippon Screen Manufacturing Co. Ltd.(b)	483,783
3,000	Daio Paper Corp.	19,498
76,000	Daisan Bank Ltd. (The)	186,057
4,910	Daiseki Co. Ltd.	93,050
49,000	Daishi Bank Ltd. (The)	151,622
12,000	Daiso Co. Ltd.	31,167
1,600	Daisyo Corp.	18,034
69,000	Daito Bank Ltd. (The)	42,873
400	Daito Electron Co. Ltd.	2,470
14,000	Daiwa Industries Ltd.	61,588
14,000	Daiwabo Holdings Co. Ltd.	32,360
2,000	DC Co. Ltd.	2,958
25,060	DCM Japan Holdings Co. Ltd.	127,682
176,000	Denki Kagaku Kogyo KK	774,251
27,000	Denki Kogyo Co. Ltd.	108,376
7,400	Denyo Co. Ltd.	44,600
18,000	Descente Ltd.	91,264

Shares		Value

JAPAN (continued)
141,000	DIC Corp.	$262,831
4,600	Disco Corp.	266,671
7,200	Don Quijote Co. Ltd.	196,754
5,350	Doshisha Co. Ltd.	130,575
7,774	Doutor Nichires Holdings Co. Ltd.	105,302
69,000	Dowa Holdings Co. Ltd.	419,299
12	Dr Ci Labo Co. Ltd.	42,679
6,700	DTS Corp.	71,271
31,300	Duskin Co. Ltd.	549,996
17	Dwango Co. Ltd.	34,351
4,000	Dydo Drinco, Inc.	132,770
4,000	Dynic Corp.	6,263
8,000	Eagle Industry Co. Ltd.	66,609
2,000	Earth Chemical Co. Ltd.	67,901
130,000	Ebara Corp.(b)	557,351
1,400	Echo Trading Co. Ltd.	13,431
44,300	EDION Corp.	328,107
44,000	Ehime Bank Ltd. (The)	114,825
56,000	Eighteenth Bank Ltd. (The)	139,182
4,400	Eiken Chemical Co. Ltd.	44,727
5,500	Eizo Nanao Corp.	112,023
6,300	Elematec Corp.	79,543
78,300	Elpida Memory, Inc.(b)	802,753
3,900	Enplas Corp.	49,919
29	EPS Co. Ltd.	71,356
8,000	ESPEC Corp.	45,135
1,700	Excel Co. Ltd.	17,703
11,700	Exedy Corp.	366,107
14,000	Ezaki Glico Co. Ltd.	171,716
1,500	F&A Aqua Holdings, Inc.	12,825
334	Faith, Inc.	24,115
2,600	Falco SD Holdings Co. Ltd.	19,225
11,900	Fancl Corp.	183,225
4,500	FCC Co. Ltd.	96,576
18,000	FDK Corp.(b)	24,605
2,000	Felissimo Corp.	25,326
49,500	FIDEA Holdings Co. Ltd.	103,343
14,000	First Baking Co. Ltd.(b)	14,266
8,600	Foster Electric Co. Ltd.	198,675
2,900	FP Corp.	160,190
56,000	France Bed Holdings Co. Ltd.	70,983
4,000	F-Tech, Inc.	64,819
73,600	Fudo Tetra Corp.(b)	42,987
5,300	Fuji Co. Ltd.	104,064
4,900	Fuji Corp Ltd.	18,572
182,000	Fuji Electric Holdings Co. Ltd.	434,249
7,500	Fuji Electronics Co. Ltd.	96,465
53,000	Fuji Fire & Marine Insurance Co. Ltd. (The)(b)	65,863
19,000	Fuji Kyuko Co. Ltd.	97,751
17,700	Fuji Oil Co. Ltd.	254,491
2,700	Fuji Seal International, Inc.	54,658
6,600	FUJI SOFT, Inc.	97,684
36,000	Fujibo Holdings, Inc.	51,000
7,600	Fujicco Co. Ltd.	93,217

31

Old Westbury Funds, Inc. Global Small & Mid Cap Fund Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

JAPAN (continued)
12,100	Fujikura Kasei Co. Ltd.	$72,627
134,000	Fujikura Ltd.	624,456
2,100	Fujikura Rubber Ltd.	7,829
4,100	Fujimi, Inc.	58,440
4,600	Fujimori Kogyo Co. Ltd.	58,365
40,000	Fujitec Co. Ltd.	179,446
3,500	Fujitsu Frontech Ltd.	25,923
18,000	Fujitsu General Ltd.	86,566
3,000	Fujiya Co. Ltd.(b)	5,182
4,900	Fukoku Co. Ltd.	37,875
14,000	Fukuda Corp.	27,141
65,000	Fukui Bank Ltd. (The)	200,323
57,000	Fukushima Bank Ltd. (The)	30,459
1,300	Fukushima Industries Corp.	11,389
88,000	Fukuyama Transporting Co. Ltd.	436,337
7,800	Funai Consulting Co. Ltd.	47,884
10,800	Funai Electric Co. Ltd.	331,637
45,000	Furukawa Co. Ltd.(b)	46,415
37,000	Furukawa-Sky Aluminum Corp.	97,937
2,700	Furusato Industries Ltd.	13,992
4,000	Fuso Pharmaceutical Industries Ltd.	10,339
26,000	Futaba Corp.	456,866
14,900	Futaba Industrial Co. Ltd.(b)	79,249
13,500	Fuyo General Lease Co. Ltd.	383,509
900	G-7 Holdings, Inc.	5,122
29,000	Gakken Holdings Co. Ltd.	48,652
13,300	Gecoss Corp.	48,096
60	Geo Corp.	63,229
12,000	GLOBERIDE, Inc.	11,930
16,600	Glory Ltd.	366,161
6,600	GMO internet, Inc.	23,621
55,000	Godo Steel Ltd.	103,890
7,410	Goldcrest Co. Ltd.	159,950
33,000	Goldwin, Inc.(b)	61,104
2,000	Gourmet Kineya Co. Ltd.	8,972
36,000	GSI Creos Corp.(b)	43,395
18,000	Gun-Ei Chemical Industry Co. Ltd.	46,527
103,000	Gunma Bank Ltd. (The)	517,112
75,000	Gunze Ltd.	260,967
5,900	H.I.S. Co. Ltd.	125,669
65,000	H2O Retailing Corp.	425,687
5,800	Hakudo Co. Ltd.	55,715
8,830	Hakuhodo DY Holdings, Inc.	442,213
7,100	Hakuto Co. Ltd.	60,262
1,100	Hamakyorex Co. Ltd.	26,082
13,500	Hamamatsu Photonics KK	436,523
120,000	Hanwa Co. Ltd.	474,214
1,200	Happinet Corp.	13,451
4,700	Harashin Narus Holdings Co. Ltd.	58,582
7,400	Hard Off Corp. Co. Ltd.	34,117
4,000	Harima Chemicals, Inc.	22,369
1,300	Haruyama Trading Co. Ltd.	5,105

Shares		Value

JAPAN (continued)
114,500	Haseko Corp.(b)	$98,179
30,000	Hazama Corp.(b)	22,369
12,400	Heiwa Corp.	156,252
81,000	Heiwa Real Estate Co. Ltd.	214,403
13,100	Heiwado Co. Ltd.	161,166
16,000	Hibiya Engineering Ltd.	128,843
3,500	Hiday Hidaka Corp.	54,064
55,000	Higashi-Nippon Bank Ltd. (The)	99,105
112,000	Higo Bank Ltd. (The)	521,934
14,200	Hikari Tsushin, Inc.	268,224
108,000	Hino Motors Ltd.	467,056
1,300	Hioki EE Corp.	24,798
126,000	Hiroshima Bank Ltd. (The)	515,149
13,000	Hisaka Works Ltd.	149,758
700	Hitachi Business Solution Co. Ltd.	6,089
104,000	Hitachi Cable Ltd.	248,142
23,400	Hitachi Capital Corp.	311,729
12,100	Hitachi High-Technologies Corp.	235,173
30,800	Hitachi Koki Co. Ltd.	262,185
24,000	Hitachi Kokusai Electric, Inc.	218,019
10,000	Hitachi Medical Corp.	64,123
4,500	Hitachi Tool Engineering Ltd.	53,125
13,000	Hitachi Transport System Ltd.	201,939
103,000	Hitachi Zosen Corp.	148,478
8,000	Hochiki Corp.	35,989
11,000	Hodogaya Chemical Co. Ltd.	31,714
3,500	Hogy Medical Co. Ltd.	159,190
6,000	Hokkaido Coca-Cola Bottling Co. Ltd.	29,825
10,000	Hokkaido Gas Co. Ltd.	30,073
25,000	Hokkan Holdings Ltd.	62,135
1,000	Hokko Chemical Industry Co. Ltd.	2,945
133,000	Hokkoku Bank Ltd. (The)	535,504
84,000	Hokuetsu Bank Ltd. (The)	148,229
67,865	Hokuetsu Kishu Paper Co. Ltd.	313,729
30,000	Hokuhoku Financial Group, Inc.	55,549
4,400	Hokuto Corp.	103,124
5,530	Honeys Co. Ltd.	76,762
8,000	Horiba Ltd.	196,346
2,400	Horipro, Inc.	18,700
28,100	Hosiden Corp.	278,660
10,000	Hosokawa Micron Corp.	31,937
39,700	House Foods Corp.	586,595
41,000	Howa Machinery Ltd.(b)	33,627
1,000	Hurxley Corp.	6,226
200	Hutech Norin Co. Ltd.	1,702
88,000	Hyakugo Bank Ltd. (The)	370,722
111,000	Hyakujushi Bank Ltd. (The)	400,025
6,200	IBJ Leasing Co. Ltd.	130,518
1,700	Ichibanya Co. Ltd.	47,681
8,000	Ichikoh Industries Ltd.(b)	14,614

32

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

JAPAN (continued)
4,400	ICHINEN Holdings Co. Ltd.	$19,684
5,600	Ichiyoshi Securities Co. Ltd.	31,734
3,600	Icom, Inc.	96,901
3,100	Idec Corp.	26,003
13,000	Ihara Chemical Industry Co. Ltd.	36,672
344,000	IHI Corp.	654,057
6,600	Iida Home Max	50,769
17,900	Iino Kaiun Kaisha Ltd.	80,080
43	Ikyu Corp.	16,859
8,700	Imasen Electric Industrial	106,169
7,600	Inaba Denki Sangyo Co. Ltd.	191,724
1,900	Inaba Seisakusho Co. Ltd.	15,371
19,400	Inabata & Co. Ltd.	96,916
9,000	Inageya Co. Ltd.	93,053
10	Industrial & Infrastructure Fund Investment Corp. REIT	41,382
15,600	Ines Corp.	94,410
600	I-Net Corp.	3,132
1,200	Information Services International-Dentsu Ltd.	7,650
13,200	Innotech Corp.	65,614
400	Intage, Inc.	7,958
12	Internet Initiative Japan, Inc.	25,873
10,600	Inui Steamship Co. Ltd.	53,349
131,000	Ishihara Sangyo Kaisha Ltd.(b)	94,420
2,000	Ishii Hyoki Co. Ltd.	16,379
10,000	Ishii Iron Works Co. Ltd.	15,907
15,000	Ishizuka Glass Co. Ltd.	24,978
25,866	IT Holdings Corp.	286,079
4,500	ITC Networks Corp.	21,809
10,700	Ito En Ltd.	171,929
8,000	Itochu Enex Co. Ltd.	36,784
6,600	Itochu Techno-Science Corp.	225,140
1,700	Itochu-Shokuhin Co. Ltd.	56,258
72,000	Itoham Foods, Inc.	232,633
24,900	Itoki Corp.	58,173
13,000	Iwai Securities Co. Ltd.	82,391
15,000	Iwaki & Co. Ltd.	32,062
27,000	Iwasaki Electric Co. Ltd.(b)	41,606
40,000	IWATANI Corp.	115,820
26,000	Iwatsu Electric Co. Ltd.(b)	18,740
3,900	Izumi Co. Ltd.	51,519
46,000	Izutsuya Co. Ltd.(b)	30,297
179,000	J. Front Retailing Co. Ltd.	918,690
900	Jalux, Inc.(b)	6,856
1,000	Jamco Corp.	7,643
91,000	Janome Sewing Machine Co. Ltd.(b)	57,674
8,800	Japan Airport Terminal Co. Ltd.	144,352
16,000	Japan Asia Investment Co. Ltd.(b)	9,146
21,000	Japan Aviation Electronics
	Industry Ltd.	139,356
6,100	Japan Carlit Co. Ltd.	29,109
1,400	Japan Cash Machine Co. Ltd.	10,386

Shares		Value

JAPAN (continued)
13,900	Japan Digital Laboratory Co. Ltd.	$139,225
5,800	Japan Electronic Materials Corp.	31,930
600	Japan Foundation Engineering Co. Ltd.	1,200
9,200	Japan Medical Dynamic Marketing, Inc.	19,321
46,000	Japan Pulp & Paper Co. Ltd.	155,486
11	Japan Pure Chemical Co. Ltd.	31,167
32,000	Japan Radio Co. Ltd.	72,375
23,000	Japan Transcity Corp.	68,025
6,000	Japan Vilene Co. Ltd.	29,079
38,000	Japan Wool Textile Co. Ltd. (The)	291,363
5,600	Jastec Co. Ltd.	35,144
9,700	JBCC Holdings, Inc.	59,668
9,100	JBIS Holdings, Inc.	32,456
67,000	JFE Shoji Holdings, Inc.	259,774
4,000	Jidosha Buhin Kogyo Co. Ltd.(b)	15,608
1,200	JK Holdings Co. Ltd.	4,802
19,000	JMS Co. Ltd.	68,709
26,000	Joban Kosan Co. Ltd.	35,541
57,000	J-Oil Mills, Inc.	150,876
18,000	Joshin Denki Co. Ltd.	166,870
7,600	JSP Corp.	87,645
33,000	Juki Corp.(b)	52,082
167,000	Juroku Bank Ltd. (The)	504,300
20,710	JVC Kenwood Holdings, Inc.(b)	75,922
13,200	kabu.com Securities Co. Ltd.	45,602
2,000	Kabuki-Za Co. Ltd.	87,486
5,600	Kadokawa Group Holdings, Inc.	131,527
3,800	Kaga Electronics Co. Ltd.	40,800
14,400	Kagome Co. Ltd.	271,286
38,000	Kagoshima Bank Ltd. (The)	227,613
217,000	Kajima Corp.	509,668
34	Kakaku.com, Inc.	164,359
19,000	Kaken Pharmaceutical Co. Ltd.	208,252
5,000	Kameda Seika Co. Ltd.	102,771
5,000	Kamei Corp.	20,505
72,000	Kamigumi Co. Ltd.	562,794
10,000	Kanaden Corp.	53,685
14,000	Kanagawa Chuo Kotsu Co. Ltd.	70,809
17,000	Kanamoto Co. Ltd.	88,095
32,000	Kandenko Co. Ltd.	186,504
178,000	Kaneka Corp.	1,101,578
47,000	Kanematsu Corp.(b)	38,549
12,300	Kanematsu Electronics Ltd.	118,307
39,000	Kansai Paint Co. Ltd.	363,974
10,000	Kanto Denka Kogyo Co. Ltd.	75,183
18,000	Kanto Natural Gas Development Ltd.	93,724
18,000	Kasai Kogyo Co. Ltd.	86,119
13,500	Kasumi Co. Ltd.	68,783

33

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

JAPAN (continued)
6,800	Katakura Industries Co. Ltd.	$62,871
11,900	Kato Sangyo Co. Ltd.	169,768
36,000	Kato Works Co. Ltd.	64,869
2,300	Kawada Technologies, Inc.	35,728
32,000	Kawai Musical Instruments Manufacturing Co. Ltd.	46,129
8,000	Kawasaki Kinkai Kisen Kaisha Ltd.	25,749
221,000	Kawasaki Kisen Kaisha Ltd.	862,359
29,000	Kawashima Selkon Textiles Co. Ltd.(b)	15,857
7,000	Kawasumi Laboratories, Inc.	42,190
72,000	Kayaba Industry Co. Ltd.	422,319
73,000	Keihan Electric Railway Co. Ltd.	321,138
13,800	Keihanshin Real Estate Co. Ltd.	59,508
4,000	Keihin Co. Ltd. (The)	3,977
15,000	Keihin Corp.	319,684
70,000	Keisei Electric Railway Co. Ltd.	468,000
131,000	Keiyo Bank Ltd. (The)	594,197
13,300	Keiyo Co. Ltd.	64,128
634	Kenedix, Inc.(b)	127,871
2,000	Kentucky Fried Chicken Japan Ltd.	44,041
24,100	Kewpie Corp.	306,678
5,525	KEY Coffee, Inc.	94,475
21,700	Kikkoman Corp.	234,070
7,000	Kimoto Co. Ltd.	51,845
1,200	Kimura Chemical Plants Co. Ltd.	7,531
84,000	Kinden Corp.	722,356
200	King Jim Co. Ltd.	1,295
29,000	Kinki Nippon Tourist Co. Ltd.(b)	25,587
14,000	Kinki Sharyo Co. Ltd.	57,587
2,900	Kintetsu World Express, Inc.	67,464
5,000	Kinugawa Rubber Industrial Co. Ltd.	20,691
2,600	Kisoji Co. Ltd.	52,989
16,900	Kissei Pharmaceutical Co. Ltd.	335,606
41,000	Kitagawa Iron Works Co. Ltd.(b)	57,065
3,300	Kita-Nippon Bank Ltd. (The)	79,312
1,000	Kitano Construction Corp.	2,075
17	Kito Corp.	15,316
19,000	Kitz Corp.	84,292
285,000	Kiyo Holdings, Inc.	382,503
24,700	Koa Corp.	252,003
16,000	Koatsu Gas Kogyo Co. Ltd.	87,884
5,300	Kobayashi Pharmaceutical Co. Ltd.	246,986
11,400	Kohnan Shoji Co. Ltd.	131,893
1,300	Kohsoku Corp.	11,712
13,000	Koike Sanso Kogyo Co. Ltd.	33,118
6,000	Koito Industries Ltd.(b)	9,171
25,000	Koito Manufacturing Co. Ltd.	327,141
5,900	Kojima Co. Ltd.	28,521

Shares		Value

JAPAN (continued)
2,000	Kokusai Kogyo Holdings Co. Ltd.(b)	$3,504
39,400	Kokuyo Co. Ltd.	301,118
23,000	Komai Tekko, Inc.	39,443
1,000	Komatsu Seiren Co. Ltd.	3,803
5,400	Komatsu Wall Industry Co. Ltd.	46,706
5,300	Komeri Co. Ltd.	110,255
36,100	Komori Corp.	355,303
4,510	Konaka Co. Ltd.	8,911
6,700	Konishi Co.Ltd.	78,099
8,000	Kose Corp.	191,773
2,100	Kourakuen Corp.	29,307
26,000	Krosaki Harima Corp.	86,268
3,700	KRS Corp.	41,750
13,228	K’s Holdings Corp.	328,933
800	KU Holdings Co. Ltd.	2,982
79,000	Kumagai Gumi Co. Ltd.(b)	49,087
20,000	Kumiai Chemical Industry Co. Ltd.	64,869
1,400	Kura Corp.	22,304
94,000	Kurabo Industries Ltd.	144,849
75,000	Kureha Corp.	425,003
48,000	Kurimoto Ltd.(b)	54,878
11,300	Kuroda Electric Co. Ltd.	131,297
28,000	Kyodo Printing Co. Ltd.	59,848
41,000	Kyodo Shiryo Co. Ltd.	45,856
1,500	Kyoei Steel Ltd.	18,324
5,000	Kyoei Tanker Co. Ltd.	8,264
11,400	Kyokuto Kaihatsu Kogyo Co. Ltd.	39,384
15,200	Kyokuto Securities Co. Ltd.	109,556
25,000	Kyokuyo Co. Ltd.	49,087
30,000	Kyorin Holdings, Inc.	468,249
6,900	Kyoritsu Maintenance Co. Ltd.	90,377
28,000	Kyosan Electric Manufacturing Co. Ltd.	117,609
1,000	Kyoto Kimono Yuzen Co. Ltd.	10,874
23,800	Kyowa Exeo Corp.	209,696
1,600	Kyowa Leather Cloth Co. Ltd.	5,547
18,000	Kyudenko Corp.	92,606
28,000	Laox Co. Ltd.(b)	20,181
1,700	LEC, Inc.	24,422
76,700	Leopalace21 Corp.(b)	86,737
8,500	Life Corp.	121,896
13,800	Lintec Corp.	310,058
41,000	Lion Corp.	221,126
7,000	Look, Inc.(b)	10,178
22	M3, Inc.	100,609
7,200	Mabuchi Motor Co. Ltd.	381,608
2,700	Macnica, Inc.	51,906
19	MacroMill, Inc.	29,254
46,000	Maeda Corp.	124,618
9,000	Maeda Road Construction Co. Ltd.	62,408
5,300	Maezawa Kasei Industries Co. Ltd.	43,799

34

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

JAPAN (continued)
5,500	Maezawa Kyuso Industries Co. Ltd.	$61,650
54,000	Makino Milling Machine Co. Ltd.(b)	371,766
3,300	Mandom Corp.	89,933
8,900	Marubun Corp.	41,254
83,000	Marudai Food Co. Ltd.	237,231
9,000	Maruei Department Store Co. Ltd.(b)	8,388
18,000	Maruetsu, Inc. (The)	63,750
6,910	Maruha Nichiro Holdings, Inc.	11,335
138,200	Marui Group Co. Ltd.	1,087,121
22,600	Maruichi Steel Tube Ltd.	447,394
14,000	Marusan Securities Co. Ltd.	70,983
2,900	Maruwa Co. Ltd.	70,203
24,000	Maruyama Manufacturing Co., Inc.	42,351
22,000	Maruzen Showa Unyu Co. Ltd.	68,895
8,900	Maspro Denkoh Corp.	83,393
2,200	Matsuda Sangyo Co. Ltd.	37,947
20,300	Matsui Securities Co. Ltd.	115,034
1,800	Matsuya Foods Co. Ltd.	27,938
22,000	Max Co. Ltd.	242,774
2,900	Maxvalu Tokai Co. Ltd.	36,903
3,500	Megachips Corp.	61,632
3,000	Megane Top Co. Ltd.	33,180
12,700	Megmilk Snow Brand Co. Ltd.	224,582
41,000	Meidensha Corp.	146,228
2,300	Meiji Shipping Co. Ltd.	8,032
6,700	Meiko Network Japan Co. Ltd.	55,868
4,100	Meitec Corp.(b)	81,827
2,900	Meito Sangyo Co. Ltd.	38,705
200	Meito Transportation Co. Ltd.	1,449
20,900	Meiwa Corp.(b)	53,763
8,600	Meiwa Estate Co. Ltd.(b)	50,123
3,000	Melco Holdings, Inc.	97,452
58,000	Mercian Corp.	110,998
51,000	Michinoku Bank Ltd. (The)	103,939
48,000	Mie Bank Ltd. (The)	125,861
16,200	Mikuni Coca-Cola Bottling Co. Ltd.	138,708
1,680	Milbon Co. Ltd.	47,642
600	Mimasu Semiconductor Industry Co. Ltd.	5,890
100,000	Minato Bank Ltd. (The)	147,881
41,000	Minebea Co. Ltd.	225,202
5,500	Ministop Co. Ltd.	81,403
10,900	Miraca Holdings, Inc.	392,275
18,540	Mirait Holdings Corp.(b)	121,880
8,500	Misawa Homes Co. Ltd.(b)	31,900
14,500	MISUMI Group, Inc.	310,830
30,000	Mito Securities Co. Ltd.	43,619
11,000	Mitsuba Corp.(b)	70,809
178,000	Mitsubishi Gas Chemical Co. Inc.	1,101,578
4,000	Mitsubishi Kakoki Kaisha Ltd.	7,705

Shares		Value

JAPAN (continued)
68,000	Mitsubishi Logistics Corp.	$823,064
123,000	Mitsubishi Paper Mills Ltd.(b)	125,339
10,600	Mitsubishi Pencil Co. Ltd.	185,207
21,000	Mitsubishi Steel Manufacturing Co. Ltd.	50,106
13,000	Mitsuboshi Belting Co. Ltd.	53,635
211,000	Mitsui Chemicals, Inc.	618,814
143,000	Mitsui Engineering & Shipbuilding Co. Ltd.	323,425
5,400	Mitsui High-Tec, Inc.(b)	27,245
22,000	Mitsui Home Co. Ltd.	98,695
511	Mitsui Knowledge Industry Co. Ltd.	80,901
7,000	Mitsui Matsushima Co. Ltd.	12,787
230,000	Mitsui Mining & Smelting Co. Ltd.	700,261
66,000	Mitsui Sugar Co. Ltd.	245,234
54,000	Mitsui-Soko Co. Ltd.	203,330
21,100	Mitsumi Electric Co. Ltd.	359,489
7,600	Mitsuuroko Co. Ltd.	41,461
6,100	Miura Co. Ltd.	138,192
3,500	Miyachi Corp.	22,487
15,000	Miyaji Engineering Group, Inc.(b)	12,303
1,500	Miyakoshi Corp.(b)	5,555
88,000	Miyazaki Bank Ltd. (The)	223,089
28,000	Miyoshi Oil & Fat Co. Ltd.	41,755
92,856	Mizuho Investors Securities Co. Ltd.(b)	85,390
51,000	Mizuno Corp.	218,019
14,000	Mochida Pharmaceutical Co. Ltd.	151,883
3,400	Modec, Inc.	48,505
82	Monex Group, Inc.	19,484
19,500	Mori Seiki Co. Ltd.	190,468
21,000	Morinaga & Co. Ltd.	48,018
111,000	Morinaga Milk Industry Co. Ltd.	452,442
20,000	Morita Holdings Corp	107,866
20,000	Mory Industries, Inc.	65,863
8,000	MOS Food Services, Inc.	141,668
4,200	Moshi Moshi Hotline, Inc.	97,758
12,100	Mr Max Corp.	38,945
4,100	Musashi Seimitsu Industry Co. Ltd.	97,672
17,000	Musashino Bank Ltd. (The)	493,712
26,000	Mutoh Holdings Co. Ltd.(b)	54,927
14,000	Nabtesco Corp.	247,918
24,000	Nachi-Fujikoshi Corp.	71,878
1,700	Nagaileben Co. Ltd.	40,308
6,000	Nagano Bank Ltd. (The)	10,588
1,000	Nagano Keiki Co. Ltd.	7,692
86,000	Nagase & Co. Ltd.	1,007,804
7,000	Nagatanien Co. Ltd.	67,764
69,000	Nagoya Railroad Co. Ltd.	189,499
20,000	Nakabayashi Co. Ltd.	39,518
12,000	Nakamuraya Co. Ltd.	55,921

35

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

JAPAN (continued)
1,500	Nakano Corp.	$3,523
6,000	Nakayama Steel Works Ltd.(b)	7,456
30,400	Namco Bandai Holdings, Inc.	280,313
41,000	Nankai Electric Railway Co. Ltd.	171,704
87,000	Nanto Bank Ltd. (The)	458,407
3,400	Natori Co. Ltd.	32,872
8,900	NEC Capital Solutions Ltd.	114,361
9,600	NEC Fielding Ltd.	103,313
4,200	NEC Mobiling Ltd.	105,431
14,200	NEC Networks & System Integration Corp.	165,699
89	NET One Systems Co. Ltd.	124,204
23,300	Neturen Co. Ltd.	169,097
45,000	NGK Spark Plug Co. Ltd.	627,439
61,000	NHK Spring Co. Ltd.	517,746
3,900	NIC Corp.	14,588
17,000	Nice Holdings, Inc.	35,703
20,000	Nichia Steel Works Ltd.	45,234
24,000	Nichias Corp.	103,492
20,000	Nichiban Co. Ltd.	66,112
27,100	Nichicon Corp.	302,421
2,900	Nichiden Corp.	83,537
11,500	Nichiha Corp.	90,605
4,400	Nichii Gakkan Co.	37,892
26,000	Nichimo Co. Ltd.	40,711
120,000	Nichirei Corp.	523,425
16,000	Nichireki Co. Ltd.	56,667
3,100	Nidec Copal Corp.	45,419
3,100	Nidec Copal Electronics Corp.	21,650
9,000	Nidec Sankyo Corp.	63,862
5,600	Nidec Tosok Corp.	57,065
13,600	Nifco, Inc.	342,577
70	NIFTY Corp.	72,114
948	Nihon Chouzai Co. Ltd.	32,986
1,900	Nihon Dempa Kogyo Co. Ltd.	34,472
1,800	Nihon Eslead Corp.	15,390
8,000	Nihon Kohden Corp.	152,206
10	Nihon M&A Center, Inc.	36,163
24,000	Nihon Nohyaku Co. Ltd.	138,089
11,000	Nihon Parkerizing Co. Ltd.	144,489
300	Nihon Plast Co. Ltd.	1,875
1,000	Nihon Shokuhin Kako Co. Ltd.	5,207
1,100	Nihon Tokushu Toryo Co. Ltd.	4,210
2,050	Nihon Trim Co. Ltd.	43,970
71,000	Nihon Yamamura Glass Co. Ltd.	179,993
14,000	Nikkiso Co. Ltd.	98,471
63,000	Nippon Beet Sugar Manufacturing Co. Ltd.	144,837
43,000	Nippon Carbide Industries Co., Inc.(b)	110,078
21,000	Nippon Carbon Co. Ltd.	67,068
6,200	Nippon Ceramic Co. Ltd.	101,780
40,000	Nippon Chemical Industrial Co. Ltd.	90,966

Shares		Value

JAPAN (continued)
51,000	Nippon Chemi-Con Corp.(b)	$204,076
26,500	Nippon Coke & Engineering Co. Ltd.	43,140
17,000	Nippon Concrete Industries Co. Ltd.	25,985
13,000	Nippon Denko Co. Ltd.	96,446
23,000	Nippon Densetsu Kogyo Co. Ltd.	207,792
13,000	Nippon Denwa Shisetsu Co. Ltd.	36,672
400	Nippon Felt Co. Ltd.	1,844
300	Nippon Filcon Co. Ltd.	1,476
9,700	Nippon Fine Chemical Co. Ltd.	55,208
70,000	Nippon Flour Mills Co. Ltd.	334,907
26,000	Nippon Formula Feed Manufacturing Co. Ltd.(b)	29,079
8,000	Nippon Gas Co. Ltd.	107,170
9,000	Nippon Hume Corp.	26,395
28	Nippon Jogesuido Sekkei Co. Ltd.	34,030
3,400	Nippon Kanzai Co. Ltd.	53,575
5,000	Nippon Kasei Chemical Co. Ltd.	11,246
40,000	Nippon Kayaku Co. Ltd.	389,213
44,000	Nippon Kinzoku Co. Ltd.(b)	73,270
41,000	Nippon Koei Co. Ltd.	107,506
32,000	Nippon Konpo Unyu Soko Co. Ltd.	347,160
33,000	Nippon Koshuha Steel Co. Ltd.(b)	32,397
211,000	Nippon Light Metal Co. Ltd.(b)	353,983
60,000	Nippon Meat Packers, Inc.	697,900
39,000	Nippon Metal Industry Co. Ltd.(b)	47,496
56,000	Nippon Paint Co. Ltd.	413,371
6	Nippon Parking Development Co. Ltd.	249
16,000	Nippon Pillar Packing Co. Ltd.	91,661
46,000	Nippon Piston Ring Co. Ltd.(b)	90,891
47,000	Nippon Road Co. Ltd. (The)	95,787
17,000	Nippon Seiki Co. Ltd.	172,176
4,000	Nippon Seiro Co. Ltd.	12,129
16,000	Nippon Seisen Co. Ltd.	81,720
16,000	Nippon Sharyo Ltd.	70,585
10,000	Nippon Sheet Glass Co. Ltd.	21,996
30,000	Nippon Shinyaku Co. Ltd.	425,003
39,000	Nippon Shokubai Co. Ltd.	368,336
28,000	Nippon Signal Co. Ltd. (The)	196,247
52,000	Nippon Soda Co. Ltd.	224,233
20,000	Nippon Steel Trading Co. Ltd.	56,419
41,900	Nippon Suisan Kaisha Ltd.	133,297
26,000	Nippon Synthetic Chemical Industry Co. Ltd. (The)	152,504
41,000	Nippon Thompson Co. Ltd.	284,305
10,000	Nippon Valqua Industries Ltd.	28,582
43,000	Nippon Yakin Kogyo Co. Ltd.(b)	126,643

36

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

JAPAN (continued)
18,000	Nippon Yusoki Co. Ltd.	$38,698
19,000	Nipro Corp.	387,461
101,000	Nishimatsu Construction Co. Ltd.	107,941
8,100	Nishimatsuya Chain Co. Ltd.	78,010
335,000	Nishi-Nippon City Bank Ltd. (The)	915,869
54,000	Nishi-Nippon Railroad Co. Ltd.	231,515
23,400	Nissan Chemical Industries Ltd.	268,401
64,000	Nissan Shatai Co. Ltd.	497,875
6,700	Nissei Corp.	49,957
1,500	Nissei Plastic Industrial Co. Ltd.(b)	4,287
3,600	Nissha Printing Co. Ltd.	79,453
47,000	Nisshin Oillio Group Ltd. (The)	206,760
320,000	Nisshin Steel Co. Ltd.	576,612
72,000	Nisshinbo Holdings, Inc.	729,216
31,000	Nissin Corp.	67,802
17,000	Nissin Electric Co. Ltd.	88,517
13,900	Nissin Kogyo Co. Ltd.	235,956
26,000	Nissin Sugar Manufacturing Co. Ltd.	55,897
6,300	Nissui Pharmaceutical Co. Ltd.	51,671
12,300	Nitta Corp.	194,733
5,000	Nittan Valve Co. Ltd.	15,844
26,000	Nittetsu Mining Co. Ltd.	97,900
125,000	Nitto Boseki Co. Ltd.	290,481
12,800	Nitto Kogyo Corp.	116,277
4,400	Nitto Kohki Co. Ltd.	103,726
17,000	Nitto Seiko Co. Ltd.	48,590
7,100	Noevir Co. Ltd.	81,438
99,000	NOF Corp.	456,431
2,000	Nohmi Bosai Ltd.	11,507
39,500	NOK Corp.	705,375
15,000	Nomura Co. Ltd.	39,891
30,000	Noritake Co. Ltd.	93,948
9,000	Noritz Corp.	165,080
3,700	NS Solutions Corp.	68,786
20,000	NS United Kaiun Kaisha Ltd.	50,951
10,600	NSD Co. Ltd.	112,889
141,000	NTN Corp.	639,555
4,300	Obara Corp.	37,085
20,000	Obayashi Road Corp.	33,056
750	OBIC Business Consultants Ltd.	37,700
1,400	Obic Co. Ltd.	258,531
27,000	Oenon Holdings, Inc.	58,382
121,000	Ogaki Kyoritsu Bank Ltd. (The)	339,829
3,600	Ohara, Inc.	43,485
900	Ohashi Technica, Inc.	6,017
11,438	Oiles Corp.	178,528
60,000	Oita Bank Ltd. (The)	189,387
30,300	Okabe Co. Ltd.	116,727
13,000	Okamoto Industries, Inc.	54,443
4,000	Okamoto Machine Tool Works Ltd.(b)	4,971
11,000	Okamura Corp.	57,823

Shares		Value

JAPAN (continued)
69,000	Okasan Securities Group, Inc.	$223,798
122,000	Oki Electric Industry Co. Ltd.(b)	106,127
3,460	Okinawa Electric Power Co., Inc. (The)	159,090
32,000	OKK Corp.(b)	41,755
55,000	OKUMA Corp.(b)	326,706
5,000	Okumura Corp.	17,460
10,000	Okura Industrial Co. Ltd.(b)	24,481
1,900	Olympic Corp.	13,742
12,000	O-M Ltd.	36,983
3,000	Onoken Co. Ltd.	22,555
69,000	Onward Holdings Co. Ltd.	515,335
1,600	Optex Co. Ltd.	19,326
20,000	Organo Corp.	132,472
10,000	Origin Electric Co. Ltd.(b)	34,796
8,200	Osaka Organic Chemical
	Industry Ltd.	52,785
11,100	Osaka Steel Co. Ltd.	165,390
3,400	OSAKA Titanium Technologies Co.	159,289
6,000	Osaki Electric Co. Ltd.	44,588
13,500	OSG Corp.	141,090
3,100	Otsuka Corp.	196,856
37,000	Pacific Industrial Co. Ltd.	146,676
9,000	Pacific Metals Co. Ltd.	74,935
3,350	Pack Corp. (The)	61,780
2,000	Pal Co. Ltd.	58,407
46,000	PanaHome Corp.	280,676
900	Panasonic Electric Works Information Systems Co. Ltd.	24,605
10,500	Panasonic Electric Works SUNX Co. Ltd.	58,587
7,700	Paramount Bed Co. Ltd.	195,969
27,200	Parco Co. Ltd.	209,569
7,400	Paris Miki Holdings, Inc.	59,314
17,400	Park24 Co. Ltd.	168,227
10,000	Pasco Corp.	23,736
114,500	Penta-Ocean Construction Co. Ltd.	172,170
140	PGM Holdings KK.	91,686
2,700	Pia Corp.(b)	22,279
2,900	Pigeon Corp.	86,348
54	Pilot Corp.	83,547
1,800	Piolax, Inc.	36,058
65,800	Pioneer Corp.(b)	227,319
5,400	Plenus Co. Ltd.	77,977
2,530	Point, Inc.	105,797
34,000	Press Kogyo Co. Ltd.(b)	128,445
36,000	Prima Meat Packers Ltd.	37,132
3,400	Pronexus, Inc.	16,858
17,000	PS Mitsubishi Construction Co. Ltd.(b)	43,308
21,900	Raito Kogyo Co. Ltd.	47,899
14,000	Rasa Industries Ltd.(b)	10,091
77,840	Rengo Co. Ltd.	496,234

37

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

JAPAN (continued)
20,300	Renown, Inc.(b)	$48,435
3,000	Rheon Automatic Machinery Co. Ltd.	7,121
36,000	Rhythm Watch Co. Ltd.	58,606
12,300	Ricoh Leasing Co. Ltd.	305,093
5,400	Right On Co. Ltd.	22,749
29,000	Riken Corp.	98,024
7,300	Riken Keiki Co. Ltd.	45,721
13,000	Riken Technos Corp.	34,410
2,600	Riken Vitamin Co. Ltd.	80,775
3,700	Ringer Hut Co. Ltd.	43,405
5,200	Rinnai Corp.	316,640
168	Risa Partners, Inc.	60,544
11,300	Riso Kagaku Corp.	153,906
698	Riso Kyoiku Co. Ltd.	32,267
4,100	Rock Field Co. Ltd.	62,364
18,000	Rohto Pharmaceutical Co. Ltd.	221,225
8,100	Roland Corp.	84,151
3,000	Roland DG Corp.	41,717
33,200	Round One Corp.	123,360
8,000	Royal Holdings Co. Ltd.	80,229
33,000	Ryobi Ltd.(b)	121,387
21,000	Ryoden Trading Co. Ltd.	112,477
2,300	Ryohin Keikaku Co. Ltd.	81,630
24,600	Ryosan Co. Ltd.	605,905
3,400	Ryoyo Electro Corp.	31,435
7,000	S Foods, Inc.	54,629
12,000	Sagami Co. Ltd.(b)	16,255
65,000	Saibu Gas Co. Ltd.	184,976
5,000	Saizeriya Co. Ltd.	94,569
39,000	Sakai Chemical Industry Co. Ltd.	160,905
5,000	Sakai Heavy Industries Ltd.	7,208
39,000	Sakai Ovex Co. Ltd.(b)	54,766
14,000	Sakata INX Corp.	60,718
9,100	Sakata Seed Corp.	116,591
5,000	Sala Corp.	25,289
2,200	San-A Co. Ltd.	87,759
32,000	San-Ai Oil Co. Ltd.	135,206
17,000	Sanden Corp.	68,659
6,000	Sanei-International Co. Ltd.	76,799
19,475	Sangetsu Co. Ltd.	425,222
18,000	San-In Godo Bank Ltd. (The)	124,593
15,700	Sanix, Inc.(b)	29,070
13,000	Sankei Building Co. Ltd. (The)	71,244
44,000	Sanken Electric Co. Ltd.	157,475
13,000	Sanki Engineering Co. Ltd.	81,099
50	Sanko Marketing Foods Co. Ltd.	49,459
14,000	Sanko Metal Industrial Co. Ltd.	26,445
30,600	Sankyo Seiko Co. Ltd.	92,785
63,000	Sankyo-Tateyama Holdings, Inc.(b)	72,027
49,000	Sankyu, Inc.	205,816
20,600	Sanoh Industrial Co. Ltd.	158,206
9,400	Sanrio Co. Ltd.	200,452

Shares		Value

JAPAN (continued)
18,800	Sanshin Electronics Co. Ltd.	$152,325
6,000	Sansui Electric Co. Ltd.(b)	224
2,400	Santen Pharmaceutical Co. Ltd.	82,853
77,000	Sanwa Holdings Corp.	220,082
12,000	Sanyo Chemical Industries Ltd.	89,325
7,000	Sanyo Denki Co. Ltd.	29,924
48	Sanyo Housing Nagoya Co. Ltd.	42,828
19,000	Sanyo Shokai Ltd.	74,612
63,000	Sanyo Special Steel Co. Ltd.	310,029
164,000	Sapporo Hokuyo Holdings, Inc.	676,625
25,000	Sapporo Holdings Ltd.	98,484
13,000	Sasebo Heavy Industries Co. Ltd.	22,940
3,300	Sato Corp.	37,810
6,300	Sato Shoji Corp.	32,882
7,700	Satori Electric Co. Ltd.	53,777
2,600	Sawai Pharmaceutical Co. Ltd.	227,141
12,000	SAXA Holdings, Inc.(b)	16,702
9,803	SBI Holdings, Inc.	1,198,726
11,000	Scroll Corp.	42,103
1,600	Secom Joshinetsu Co. Ltd.	41,158
1,000	Secom Techno Service Co. Ltd.	29,676
3,000	Seibu Electric Industry Co. Ltd.	10,849
31,000	Seika Corp.	67,031
9,000	Seikagaku Corp.	93,948
20,400	Seiko Epson Corp.	325,254
19,000	Seiko Holdings Corp.(b)	64,223
100	Seiko PMC Corp.	333
69,000	Seino Holdings Corp.	421,014
19,300	Seiren Co. Ltd.	123,518
18,000	Sekisui Jushi Corp.	173,357
29,000	Sekisui Plastics Co. Ltd.	118,206
38,000	Senko Co. Ltd.	115,695
300	Senshu Electric Co. Ltd.	2,684
3,300	Senshukai Co. Ltd.	18,454
17,000	Shibusawa Warehouse Co. Ltd. (The)	55,561
9,400	Shibuya Kogyo Co. Ltd.	90,998
104,000	Shiga Bank Ltd. (The)	546,688
68,000	Shikibo Ltd.	87,039
81,000	Shikoku Bank Ltd. (The)	226,482
21,000	Shikoku Chemicals Corp.	115,347
18,849	Shimachu Co. Ltd.	387,193
52,000	Shimadzu Corp.	390,953
3,600	Shimizu Bank Ltd. (The)	147,185
11,300	Shin Nippon Air Technologies Co. Ltd.	64,034
7,000	Shin Nippon Biomedical Laboratories Ltd.	31,142
41,000	Shinagawa Refractories Co. Ltd.	89,673
29,000	Shindengen Electric Manufacturing Co. Ltd.(b)	116,764
18,400	Shin-Etsu Polymer Co. Ltd.	97,408
2,000	Shinkawa Ltd.	19,486
9,000	Shin-Keisei Electric Railway Co. Ltd.	37,579

38

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

JAPAN (continued)
12,000	Shinko Electric Industries Co. Ltd.	$116,764
8,500	Shinko Plantech Co. Ltd.	78,800
7,900	Shinko Shoji Co. Ltd.	58,511
7,000	Shinko Wire Co. Ltd.	10,178
8,000	Shin-Kobe Electric Machinery Co. Ltd.	81,919
58,000	Shinmaywa Industries Ltd.	201,814
31,500	Shinnihon Corp.	72,418
456,000	Shinsei Bank Ltd.(b)	362,669
22,000	Shinsho Corp.	45,383
900	Shinwa Co. Ltd. Nagoya	8,959
8,000	Ship Healthcare Holdings, Inc.	81,919
25,000	Shiroki Corp.	67,106
3,000	Shizuki Electric Co., Inc.	10,364
24,000	Shizuoka Gas Co. Ltd.	140,773
4,900	SHO-BOND Holdings Co. Ltd.	104,856
6,400	Shobunsha Publications, Inc.	45,016
18,000	Shochiku Co. Ltd.	113,185
500	Shofu, Inc.	4,399
34,000	Shoko Co. Ltd.	46,054
3,000	Showa Aircraft Industry Co. Ltd.	21,250
25,600	Showa Corp.(b)	170,836
363,600	Showa Denko KK	664,213
32,000	Showa Sangyo Co. Ltd.	85,895
400	Showa Shell Sekiyu KK	3,365
11,600	Siix Corp.	104,367
82	Simplex Technology, Inc.	37,398
23,000	Sinanen Co. Ltd.	87,747
37,000	Sintokogio Ltd.	280,937
350	SKY Perfect JSAT Holdings, Inc.	115,782
32,000	SMK Corp.	137,194
7,500	SNT Corp.	21,716
22,400	Sodick Co. Ltd.(b)	79,612
2,200	Soft99 Corp.	13,014
2,200	Sogo Medical Co. Ltd.	56,483
44,688	Sohgo Security Services Co. Ltd.	468,149
711,500	Sojitz Corp.	1,308,587
67	So-Net Entertainment Corp.	173,599
54,000	Sotetsu Holdings, Inc.	171,120
1,900	Space Co. Ltd.	11,782
200	SPK Corp.	2,692
12,700	Square Enix Holdings Co. Ltd.	265,616
1,000	SRA Holdings, Inc.	9,494
57	SRI Sports Ltd.	62,050
2,700	ST Corp.	29,493
1,000	St. Marc Holdings Co. Ltd.	35,293
7,000	Star Micronics Co. Ltd.	66,807
26,000	Starzen Co. Ltd.	69,467
2,000	Stella Chemifa Corp.	86,243
2,500	Studio Alice Co. Ltd.	20,877
2,300	Sugi Holdings Co. Ltd.	51,391
3,400	Sugimoto & Co. Ltd.	26,492
4,800	Sumida Corp.	39,846

Shares		Value

JAPAN (continued)
76,000	Sumikin Bussan Corp.	$151,112
6,100	Sumisho Computer Systems Corp.	90,359
76,000	Sumitomo Bakelite Co. Ltd.	411,781
9,200	Sumitomo Densetsu Co. Ltd.	32,012
20,100	Sumitomo Forestry Co. Ltd.	148,870
7,600	Sumitomo Heavy Industries Ltd.	43,256
39,000	Sumitomo Light Metal Industries Ltd.(b)	43,134
9,200	Sumitomo Mitsui Construction Co. Ltd.(b)	6,288
156,000	Sumitomo Osaka Cement Co. Ltd.	302,423
12,500	Sumitomo Pipe & Tube Co. Ltd.	71,766
14,000	Sumitomo Precision Products Co. Ltd.	52,715
1,370	Sumitomo Real Estate Sales Co. Ltd.	61,460
36,300	Sumitomo Rubber Industries, Inc.	391,104
26,000	Sumitomo Seika Chemicals Co. Ltd.	101,454
80,000	Sumitomo Warehouse Co. Ltd. (The)	415,559
6,800	Sundrug Co. Ltd.	189,288
3,600	Sun-Wa Technos Corp.	21,921
40,000	Suruga Bank Ltd.	360,880
80,000	SWCC Showa Holdings Co. Ltd.(b)	62,632
62,000	SXL Corp.(b)	30,048
54	SysproCatena Corp.	42,478
3,200	T. Hasegawa Co. Ltd.	50,145
13,000	T. RAD Co. Ltd.	45,557
2,200	Tachibana Eletech Co. Ltd.	15,665
6,500	Tachi-S Co. Ltd.	94,911
57	Tact Home Co. Ltd.	46,325
40,000	Tadano Ltd.	178,949
12,000	Taihei Dengyo Kaisha Ltd.	83,808
41,000	Taihei Kogyo Co. Ltd.	173,742
190,000	Taiheiyo Cement Corp.(b)	205,418
11,800	Taiho Kogyo Co. Ltd.	91,942
16,700	Taikisha Ltd.	224,548
211,900	Taisei Corp.	452,924
700	Taisei Lamick Co., Ltd.	17,911
2,200	Taiyo Ink Manufacturing Co. Ltd.	62,388
45,000	Taiyo Yuden Co. Ltd.	578,228
1,600	Takachiho Koheki Co. Ltd.	16,026
8,000	Takagi Securities Co. Ltd.	8,053
6,100	Takamatsu Construction Group Co. Ltd.	79,292
4,500	Takano Co. Ltd.	21,250
20,000	Takaoka Electric Manufacturing Co. Ltd.	76,302
49,000	Takara Holdings, Inc.	278,887

39

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

JAPAN (continued)
3,800	Takara Printing Co. Ltd.	$29,939
56,000	Takara Standard Co. Ltd.	344,476
36,000	Takasago International Corp.	173,580
23,100	Takasago Thermal Engineering Co. Ltd.	163,339
26,000	Takashima & Co. Ltd.	37,480
91,000	Takashimaya Co. Ltd.	685,299
10,600	Takata Corp.	260,291
314	Take and Give Needs Co. Ltd.(b)	19,745
9,000	Takihyo Co. Ltd.	43,507
16,000	Takiron Co. Ltd.	49,111
28,000	Takisawa Machine Tool Co. Ltd.(b)	26,097
18,000	Takuma Co. Ltd.(b)	44,066
5,900	Tamron Co. Ltd.	116,651
25,000	Tamura Corp.	61,824
29,000	Tatsuta Electric Wire and Cable Co. Ltd.	67,031
17,000	Tayca Corp.	54,294
18,000	TBK Co. Ltd.	68,672
1,200	Techno Ryowa Ltd.	5,831
4,200	Tecmo Koei Holdings Co. Ltd.	26,305
1,200	Teikoku Electric Manufacturing Co. Ltd.	23,010
5,800	Teikoku Piston Ring Co. Ltd.	43,174
7,000	Teikoku Sen-I Co. Ltd.	41,494
12,000	Teikoku Tsushin Kogyo Co. Ltd.	27,439
10,000	Tekken Corp.(b)	8,326
1,300	Temp Holdings Co. Ltd.	11,551
9,200	Tenma Corp.	87,804
26	T-GAIA Corp.	38,029
21,400	THK Co. Ltd.	411,671
1,000	Tigers Polymer Corp.	3,939
9,500	TKC Corp.	188,536
61,000	Toa Corp.	51,547
46,000	Toa Oil Co. Ltd.	52,019
34,000	Toa Road Corp.	49,435
82,000	Toagosei Co. Ltd.	359,712
50,500	Tobishima Corp.(b)	12,551
15,000	Tobu Store Co. Ltd.	42,500
47,200	TOC Co. Ltd.	194,736
1,700	Tocalo Co. Ltd.	28,921
28,000	Tochigi Bank Ltd. (The)	116,217
106,000	Toda Corp.	358,295
15,000	Toda Kogyo Corp.	132,347
10,000	Toei Co. Ltd.	41,382
23,000	Toenec Corp.	117,472
110,000	Toho Bank Ltd. (The)	292,531
43,000	Toho Gas Co. Ltd.	227,103
13,200	Toho Holdings Co. Ltd.	184,869
13,100	Toho Real Estate Co. Ltd.	75,211
5,500	Toho Titanium Co. Ltd.	141,686
63,000	Toho Zinc Co. Ltd.	265,403
26,000	Tohoku Bank Ltd. (The)	41,680

Shares		Value

JAPAN (continued)
14,000	Tohto Suisan Co. Ltd.	$18,790
54,000	Tokai Carbon Co. Ltd.	318,752
13,000	Tokai Corp.	52,827
16,800	Tokai Rika Co. Ltd.	282,053
22,800	Tokai Rubber Industries, Inc.	267,469
97,000	Tokai Tokyo Financial Holdings	337,517
290	Token Corp.	8,909
16,000	Toko Electric Corp.	81,322
22,000	Toko, Inc.(b)	33,354
9,840	Tokushu Tokai Holdings Co. Ltd.	21,032
118,000	Tokuyama Corp.	646,676
24,200	Tokyo Broadcasting System Holdings, Inc.	298,327
10,000	Tokyo Dome Corp.	24,978
7	Tokyo Electron Device Ltd.	11,169
10,000	Tokyo Energy & Systems, Inc.	58,531
14,600	Tokyo Individualized Educational Institute, Inc.	44,633
30,000	Tokyo Keiki, Inc.	39,518
30,700	Tokyo Ohka Kogyo Co. Ltd.	567,685
11,000	Tokyo Rakutenchi Co. Ltd.	38,549
69,000	Tokyo Rope Manufacturing Co.
	Ltd.	185,212
1,000	Tokyo Sangyo Co. Ltd.	2,958
11,900	Tokyo Seimitsu Co. Ltd.	153,944
66,500	Tokyo Steel Manufacturing Co. Ltd.	659,463
29,000	Tokyo Style Co. Ltd.	230,645
153,000	Tokyo Tatemono Co. Ltd.	617,932
5,800	Tokyo Tatemono Real Estate Sales Co. Ltd.	15,641
25,000	Tokyo Tekko Co. Ltd.	50,019
23,000	Tokyo Theaters Co., Inc.	28,582
16,200	Tokyo Tomin Bank Ltd. (The)	152,800
1,000	Tokyotokeiba Co. Ltd.	1,454
2,300	Tokyu Community Corp.	62,338
20,080	Tokyu Construction Co. Ltd.	61,385
174,000	Tokyu Land Corp.	793,563
2,000	Toli Corp.	3,132
32,000	Tomato Bank Ltd.	55,673
4,000	Tomen Devices Corp.	80,527
5,600	Tomen Electronics Corp.	69,452
14,900	Tomoe Corp.	46,476
2,400	Tomoe Engineering Co. Ltd.	32,569
42,000	Tomoku Co. Ltd.	99,689
4,800	Tomony Holdings, Inc.(b)	16,702
29,000	Tonami Holdings Co. Ltd.	45,408
30,000	Tonichi Carlife Group(b)	24,605
19,600	Topcon Corp.	75,506
5,800	Toppan Forms Co. Ltd.	51,535
17,700	Topre Corp.	129,335
57,000	Topy Industries Ltd.	140,251
18	Toridoll Corp.	24,561
8,800	Torigoe Co. Ltd. (The)	76,660

40

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

JAPAN (continued)
5,800	Torii Pharmaceutical Co. Ltd.	$114,169
5,000	Torishima Pump Manufacturing Co. Ltd.	82,453
171	Tosei Corp.	60,095
67,000	Toshiba Machine Co. Ltd.	275,593
17,000	Toshiba Plant Systems & Services Corp.	223,723
76,000	Toshiba TEC Corp.	299,391
23,000	Tosho Printing Co. Ltd.(b)	34,298
211,000	Tosoh Corp.	563,750
24,000	Totetsu Kogyo Co. Ltd.	139,878
38,000	TOTO Ltd.	252,168
34,000	Tottori Bank Ltd. (The)	71,405
3,400	Touei Housing Corp.	37,604
137,000	Towa Bank Ltd. (The)	125,985
5,500	Towa Corp.(b)	36,361
2,000	Towa Pharmaceutical Co. Ltd.	108,736
48,000	Toyo Construction Co. Ltd.	21,474
11,900	Toyo Corp.	110,763
70,000	Toyo Engineering Corp.	222,692
112,000	Toyo Ink Manufacturing Co. Ltd.	456,518
19,000	Toyo Kanetsu K K	29,278
37,000	Toyo Kohan Co. Ltd.	187,138
3,000	Toyo Securities Co. Ltd.	4,399
4,000	Toyo Suisan Kaisha Ltd.	85,796
1,800	Toyo Tanso Co. Ltd.	103,231
83,000	Toyo Tire & Rubber Co. Ltd.	171,219
20,000	Toyo Wharf & Warehouse Co. Ltd.	31,813
91,000	Toyobo Co. Ltd.	151,535
31,600	Toyota Auto Body Co. Ltd.	475,158
400	Trancom Co. Ltd.	6,646
8,000	Transcosmos, Inc.	63,129
7,300	Trusco Nakayama Corp.	106,411
12,700	TS Tech Co. Ltd.	208,326
26,000	Tsubakimoto Chain Co.	115,024
2,000	Tsubakimoto Kogyo Co. Ltd.	4,946
28,000	Tsudakoma Corp.(b)	42,799
34,000	Tsugami Corp.	213,794
11,000	Tsukishima Kikai Co. Ltd.	69,715
42,033	Tsukuba Bank Ltd.(b)	126,407
12,400	Tsumura & Co.	381,538
3,800	Tsuruha Holdings, Inc.	163,626
4,000	Tsurumi Manufacturing Co. Ltd.	23,860
4,300	Tsutsumi Jewelry Co. Ltd.	101,261
42	TV Asahi Corp.	59,187
2,900	TV Tokyo Holdings Corp.(b)	41,912
149,000	Ube Industries Ltd.	364,769
9,000	Ube Material Industries Ltd.	21,250
29,000	Uchida Yoko Co. Ltd.	96,222
2,400	Ulvac, Inc.	48,406
36,000	Uniden Corp.(b)	72,027
14,600	Unihair Co Ltd.(b)	170,729
1,600	Union Tool Co.	41,019
6,300	Unipres Corp.	109,136

Shares		Value

JAPAN (continued)
5,600	United Arrows Ltd.	$76,759
22,000	Unitika Ltd.(b)	18,317
3,600	Universe Co. Ltd.	53,103
88,300	UNY Co. Ltd.	736,291
18,100	U-Shin Ltd.	137,881
18,900	Ushio, Inc.	314,961
4,170	USS Co. Ltd.	324,397
8,800	Utoc Corp.	22,746
11,900	Valor Co. Ltd.	88,433
20,600	Vital KSK Holdings, Inc.	157,694
37,000	Wacoal Holdings Corp.	539,344
44	Wacom Co. Ltd.	50,414
33,000	Wakachiku Construction Co. Ltd.(b)	15,583
2,700	Warabeya Nichiyo Co. Ltd.	31,875
3,400	Watabe Wedding Corp.	33,632
5,500	WATAMI Co. Ltd.	100,472
3,000	Weathernews, Inc.	45,222
15,000	Wood One Co. Ltd.	40,636
14,500	Xebio Co. Ltd.	284,702
3,500	YAC Co. Ltd.	20,834
6,200	Yachiyo Bank Ltd. (The)	138,839
11,000	Yahagi Construction Co.	62,470
3,500	Yaizu Suisankagaku Industry Co. Ltd.	38,449
2,400	YAMABIKO Corp.	17,865
108,000	Yamagata Bank Ltd. (The)	468,398
119,000	Yamaguchi Financial Group, Inc.	1,081,012
79,900	Yamaha Corp.	980,009
67,000	Yamanashi Chuo Bank Ltd. (The)	258,941
12,400	Yamatake Corp.	301,872
51,000	Yamatane Corp.	62,110
11,800	Yamato Kogyo Co. Ltd.	302,662
9,000	Yamazaki Baking Co. Ltd.	109,718
100	Yamazawa Co. Ltd.	1,366
18,200	Yamazen Corp.	74,410
2,500	Yaoko Co. Ltd.	68,473
34,000	Yaskawa Electric Corp.	265,764
3,200	Yasuda Warehouse Co. Ltd. (The)	19,406
9,100	Yellow Hat Ltd.	58,013
51,000	Yodogawa Steel Works Ltd.	188,865
18,000	Yokogawa Bridge Holdings Corp.	96,185
75,500	Yokogawa Electric Corp.	496,328
29,700	Yokohama Reito Co. Ltd.	188,970
99,000	Yokohama Rubber Co. Ltd. (The)	495,800
6,700	Yokowo Co. Ltd.	34,220
5,000	Yomeishu Seizo Co. Ltd.	45,421
2,000	Yondenko Corp.	7,382
1,500	Yonekyu Corp.	11,222
3,500	Yonex Co. Ltd.	25,314
8,300	Yorozu Corp.	141,204

41

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

JAPAN (continued)
124	Yoshinoya Holdings Co. Ltd.	$151,783
56,000	Yuasa Trading Co. Ltd.(b)	46,626
27,000	Yuken Kogyo Co. Ltd.	53,014
3,600	Yukiguni Maitake Co. Ltd.	23,353
3,000	Yurtec Corp.	10,439
3,600	Yusen Air & Sea Service Co. Ltd.	49,837
2,640	Yushin Precision Equipment Co. Ltd.	47,702
900	Yushiro Chemical Industry Co. Ltd.	10,782
14,300	Zensho Co. Ltd.	132,036
72,000	Zeon Corp.	594,110
5,000	ZERIA Pharmaceutical Co. Ltd.	61,514
12,900	Zuken, Inc.	87,528

		171,852,051

LIECHTENSTEIN — 0.0%
2,320	Liechtensteinische Landesbank AG	157,488
2,550	Verwalt & Privat-Bank AG	277,013

		434,501

LUXEMBOURG — 0.0%
10,772	D’amico International Shipping SA(b)	16,267
2,500	Flagstone Reinsurance Holdings SA	27,250
6,151	Oriflame Cosmetics SA	348,084

		391,601

MALAYSIA — 0.3%
61,000	Aeon Co. (Malaysia) Berhad	108,218
226,400	Affin Holdings Berhad	234,295
608,300	AirAsia Berhad(b)	482,886
418,000	Alliance Financial Group Berhad	440,636
45,800	Amway (Malaysia) Holdings Berhad	118,787
58,400	ANN JOO Resources Berhad	56,120
39,600	APM Automotive Holdings Berhad	66,308
132,200	Bandar Raya Developements Berhad	101,970
32,000	Batu Kawan Berhad	155,501
51,800	Berjaya Assets Berhad(b)	11,654
651,400	Berjaya Corp. Berhad	226,101
10,900	Berjaya Media Berhad(b)	1,787
43,660	Berjaya Retail Berhad(b)	5,964
112,100	Berjaya Sports Toto Berhad	150,235
222,440	Boustead Holdings Berhad	401,772
47,900	Bursa Malaysia Berhad	132,239
23,600	Cahya Mata Sarawak Berhad	20,479
75,100	Carlsberg Brewery-Malaysia Berhad	130,094
28,000	Chemical Co. of Malaysia Berhad	18,178

Shares		Value

MALAYSIA (continued)
54,100	CSC Steel Holdings Berhad	$32,688
295,832	Dialog Group Berhad	123,600
209,300	DRB-Hicom Berhad	80,720
313,100	Eastern & Oriental Berhad	114,714
82,400	ECM Libra Financial Group Berhad	19,067
79,400	EON Capital Berhad(b)	178,372
84,900	Evergreen Fibreboard Berhad	40,656
48,300	Faber Group Berhad	45,172
18,500	Fraser & Neave Holdings Berhad	86,094
401,500	Gamuda Berhad	490,342
48,100	Genting Plantations Berhad	132,791
152,700	Green Packet Berhad(b)	44,168
76,900	Guinness Anchor Berhad	214,524
31,600	Hai-O Enterprise Berhad	31,280
60,800	HAP Seng Consolidated Berhad	78,162
110,500	Hap Seng Plantations Holdings Berhad	97,307
23,550	Hartalega Holdings Berhad	41,401
54,100	Hong Leong Financial Group Berhad	158,570
51,500	Hong Leong Industries Berhad	84,247
239,300	IGB Corp. Berhad	153,816
522,840	IJM Corp. Berhad	946,035
120,100	IJM Land Berhad	106,919
97,200	IJM Plantations Berhad	87,469
3,500	Jerneh Asia Berhad	3,487
32,800	JT International Berhad	62,090
54,800	Keck Seng (Malaysia) Berhad	104,440
131,768	Kencana Petroleum Berhad	80,886
219,600	KFC Holdings Malaysia Berhad	255,488
66,900	Kian JOO CAN Factory Berhad	34,616
148,900	Kinsteel Berhad	48,333
276,800	KLCC Property Holdings Berhad	293,569
394,800	KNM Group Berhad(b)	60,904
93,750	KPJ Healthcare Berhad	111,783
73,600	Kulim Malaysia Berhad	229,446
26,500	Kumpulan Perangsang Selangor Berhad	12,434
60,000	Kurnia Asia Berhad(b)	7,906
64,100	Lafarge Malayan Cement Berhad	164,808
157,800	Landmarks Berhad	66,944
97,400	Lingkaran Trans Kota Holdings Berhad	110,813
173,400	Lion Industries Corp. Berhad	110,343
14,400	LPI Capital Berhad	53,037
89,880	Mah Sing Group Berhad	54,595
69,800	Malaysia Airports Holdings Berhad	136,168
73,500	Malaysia Building Society	37,087
100,200	Malaysian Airline System Berhad(b)	70,847
64,800	Malaysian Bulk Carriers Berhad	62,270
12,000	Malaysian Pacific Industries	22,369

42

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

MALAYSIA (continued)
371,250	Malaysian Resources Corp. Berhad	$248,176
9,600	MBM Resources Berhad	9,534
1,500	Media Prima Berhad	1,070
279,900	MMC Corp. Berhad	277,066
22,500	MNRB Holdings Berhad(b)	20,175
26,600	Mudajaya Group Berhad	36,675
55,500	Muhibbah Engineering M Berhad	18,372
475,000	Mulpha International Berhad(b)	71,750
58,700	NCB Holdings Berhad	68,859
4,700	Nestle Malaysia Berhad	66,161
104,800	Oriental Holdings Berhad	176,828
249,125	OSK Holdings Berhad	121,700
9,600	Paramount Corp. Berhad	15,056
77,386	Parkson Holdings Berhad	147,485
42,400	Pelikan International Corp. Berhad	17,034
106,300	POS Malaysia Berhad	110,690
34,700	Press Metal Berhad	19,516
147,300	Proton Holdings Berhad	232,915
10,900	QL Resources Berhad	18,987
48,100	Ranhill Berhad	12,212
33,000	RCE Capital Berhad	6,523
1,346,000	Samling Global Ltd.	107,663
84,100	SapuraCrest Petroleum Berhad	67,572
3,700	Sarawak Oil Palms Berhad	4,138
334,500	Scomi Group Berhad(b)	44,614
75,100	Shangri-La Hotels (Malaysia) Berhad	68,547
28,400	Shell Refining Co. Federation of Malaya Berhad	97,116
151,100	SP Setia Berhad	252,036
91,200	Star Publications Malaysia Berhad	121,053
20,090	Subur Tiasa Holdings Berhad	14,205
123,700	Sunrise Berhad	90,643
150,100	Sunway City Berhad	193,926
153,500	Sunway Holdings Berhad	98,173
19,600	Supermax Corp. Berhad	28,346
61,920	Ta Ann Holdings Berhad	91,542
341,500	TA Enterprise Berhad	80,669
195,360	Ta Global Berhad	29,196
195,360	TA Global Berhad - Preferred Shares(b)(c)	23,859
210,800	TAN Chong Motor Holdings Berhad	383,457
4,700	Tanjung Offshore Berhad(b)	2,477
19,900	TDM Berhad	15,541
179,900	Tebrau Teguh Berhad(b)	44,520
43,100	Telekom Malaysia Berhad	47,096
484,800	Time dotCom Berhad(b)	111,403
360,600	Titan Chemicals Corp. Berhad	266,553
120,960	Top Glove Corp. Berhad	213,813
275,400	Tradewinds Corp. Berhad(b)	79,217
13,700	Tradewinds Malaysia Berhad	17,744

Shares		Value

MALAYSIA (continued)
120,375	UEM Land Holdings Berhad(b)	$85,885
83,800	UMW Holdings Berhad	182,601
10,800	Unico-Desa Plantations Berhad	3,749
176,280	Unisem (M) Berhad	105,377
15,000	United Malacca Berhad	34,710
38,700	United Plantations Berhad	212,436
105,875	Wah Seong Corp. Berhad	74,179
93,600	WCT Berhad	92,953
141,900	WTK Holdings Berhad	54,726
83,171	YNH Property Berhad	48,114
261,600	Zelan Berhad(b)	58,432
48,400	Zhulian Corp. Berhad	28,933

		13,719,999

MEXICO — 0.3%
134,100	Alfa SAB de CV - Series A	1,118,803
48,200	Alsea SAB de CV	48,989
82,600	Axtel SAB de CV - CPO Shares(b)	49,100
35,800	Banco Compartamos SA de CV	252,235
141,400	Bolsa Mexicana de Valores Sab de CV	256,851
158,600	Corp. GEO SAB de CV - Series B(b)	503,492
96,008	Corp. Interamericana de Entretenimiento SAB de CV - Series B(b)	48,984
27,800	Corp. Moctezuma SAB de CV(c)	71,481
4,000	Desarrolladora Homex SAB de CV(b)	22,384
241,200	Embotelladoras Arca SAB de CV	996,210
247,450	Empresas ICA Sociedad
	Controladora SAB de CV(b)	652,492
32,900	Financiera Independencia Sab de CV	31,813
118,000	Genomma Lab Internacional SA de CV - Class B(b)	255,151
98,600	Grupo Aeroportuario del Centro Norte SAB de CV	185,813
260,800	Grupo Aeroportuario del Pacifico SAB de CV - Series B	967,968
163,500	Grupo Aeroportuario del Sureste SAB de CV - Series B	822,267
76,400	Grupo Bimbo SAB de CV - Class A	590,201
120,492	Grupo Cementos de Chihuahua SAB de CV(b)	375,684
109,000	Grupo Continental SAB de CV	307,191
251,000	Grupo Financiero Banorte SAB de CV - Series O	1,073,885
52,600	Grupo Herdez Sab de CV	81,362
57,500	Grupo Industrial Maseca SAB de CV - Series B	60,210
13,500	Grupo Industrial Saltillo Sab de CV(b)	12,835

43

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

MEXICO (continued)
55,900	Grupo Simec SAB de CV - Series B(b)	$134,816
250,800	Impulsora del Desarrollo y El Empleo En America Latina SAB de CV(b)	325,382
138,400	Industrias CH SAB de CV - Series B(b)	498,769
5,700	Industrias Penoles SAB de CV	161,546
31,700	Megacable Holdings Sab de CV(b)	80,867
127,413	Mexichem SAB de CV	402,628
180,100	Organizacion Soriana SAB de CV - Series B	548,555
40,900	Promotora y Operadora de Infraestructura SAB de CV(b)	132,491
25,500	Qualitas Compania de Seguros SA de CV	20,961
254,600	TV Azteca SA de CV	191,136
155,800	Urbi Desarrollos Urbanos SAB de CV(b)	330,703

		11,613,255

MONACO — 0.0%
560	Societe des Bains de Mer et du Cercle des Etrangers a Monaco	36,632

NETHERLANDS — 0.5%
47,325	Aalberts Industries NV	864,508
2,467	Accell Group	126,871
1,517	Amsterdam Commodities NV	20,136
5,838	Arcadis NV	130,168
16,551	ASM International NV(b)	422,477
16,212	BE Semiconductor Industries NV(b)	96,574
2,250	Beter BED Holding NV	60,016
4,021	BinckBank NV	71,187
37,246	Brit Insurance Holdings Plc.(b)	623,671
4,451	Brunel International	136,536
26,456	Crucell NV(b)	856,104
14,092	CSM NV	446,204
3,306	Dockwise Ltd.(b)	84,109
7,220	Draka Holding(b)	153,747
15,923	Fugro NV - CVA	1,126,482
1,355	Gamma Holding NV(b)	41,075
3,684	Grontmij NV CVA	78,450
203	Hunter Douglas NV	10,166
16,720	Imtech NV	561,763
9,322	Kardan NV(b)	53,195
3,153	KAS Bank NV - CVA	55,184
983	Kendrion NV(b)	15,405
67,271	Koninklijke BAM Groep NV	453,629
22,259	Koninklijke Boskalis Westminster NV - CVA	901,525
74,944	Koninklijke DSM NV	4,007,500
25,960	Koninklijke Wessanen NV(b)	97,555
6,355	Macintosh Retail Group NV	145,057
21,271	Mediq NV	406,923

Shares		Value

NETHERLANDS (continued)
16,817	Nutreco Holding NV	$1,223,667
4,436	Punch Graphix NV(b)	20,004
32,449	Qiagen NV(b)	613,762
11,176	Qurius NV(b)	4,293
44,158	Randstad Holding NV(b)	2,101,913
65,436	SBM Offshore NV	1,335,150
11,287	Sligro Food Group NV	369,641
711	Smartrac NV(b)	19,673
10,373	SNS Reaal(b)	47,932
10,085	Telegraaf Media Groep NV	194,614
16,601	Ten Cate NV	548,291
15,287	TKH Group NV	380,851
38,635	TomTom NV(b)	338,820
6,421	Unit 4 Agresso NV	192,499
34,748	USG People NV(b)	645,398
12,312	Vopak	615,866
2,630	Wavin NV(b)	36,290
44,198	Wolters Kluwer NV	1,005,465

		21,740,346

NEW ZEALAND — 0.1%
155,194	Air New Zealand Ltd.	159,722
526,975	Auckland International Airport Ltd.	843,655
77,302	Contact Energy Ltd.(b)	344,748
206	Ebos Group Ltd.(b)	1,154
204,456	Fisher & Paykel Appliances Holdings Ltd.(b)	93,520
77,099	Fisher & Paykel Healthcare Corp. Ltd.	190,436
22,271	Mainfreight Ltd.	122,244
115,782	New Zealand Oil & Gas Ltd.	112,099
36,071	New Zealand Refining Co. Ltd. (The)	101,746
122,848	Nuplex Industries Ltd.	317,485
5,064	NZX Ltd.	6,100
48,182	PGG Wrightson Ltd.(b)	19,835
80,140	Pike River Coal Ltd.(b)	63,539
45,389	Port of Tauranga Ltd.	257,788
27,536	Pumpkin Patch Ltd.	40,935
243,877	Pyne Gould Corp. Ltd.(b)	81,805
8,968	Rakon Ltd.(b)	8,614
76,230	Ryman Healthcare Ltd.	125,526
15,128	Sanford Ltd.	53,051
144,452	Sky City Entertainment Group Ltd.	332,572
85,261	Sky Network Television Ltd.	352,944
12,028	Steel & Tube Holdings Ltd.	22,374
97,026	Tower Ltd.	138,320
32,274	TrustPower Ltd.	186,992
49,480	Vector Ltd.	91,662
34,146	Warehouse Group Ltd. (The)	103,865

		4,172,731

44

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

NORWAY — 0.2%
33,046	ABG Sundal Collier Holding ASA	$41,247
5,513	Aker ASA - Class A	112,960
7,600	Aktiv Kapital ASA(b)	56,319
34,500	Atea ASA	291,594
14,807	Austevoll Seafood ASA	108,209
3,304	Blom ASA(b)	2,059
4,953	Bonheur ASA	122,628
205,500	BW Offshore Ltd.(b)	447,380
5,584	BWG Homes ASA(b)	21,453
3,200	Camillo Eitzen & Co. ASA(b)	5,245
17,400	Cermaq ASA(b)	220,597
12,188	Det Norske Oljeselskap ASA(b)	52,027
136,848	DNO International ASA(b)	214,971
11,587	DOF ASA(b)	87,250
12,000	EDB Business Partner ASA(b)	36,677
5,500	Ekornes ASA	142,745
86,025	Eltek ASA(b)	39,365
3,751	Farstad Shipping ASA	97,672
5,300	Fred Olsen Energy ASA	199,092
6,849	Ganger Rolf ASA	160,215
10,278	Grieg Seafood ASA	30,010
156,727	Kongsberg Automotive Holding ASA(b)	117,747
12,320	Kongsberg Gruppen ASA	256,640
1,112,997	Marine Harvest.	1,106,041
18,616	Nordic Semiconductor ASA	63,573
32,561	Norske Skogindustrier ASA(b)	66,439
4,652	Norwegian Air Shuttle AS(b)	71,489
64,444	Norwegian Energy Co. AS(b)	188,162
5,513	Opera Software ASA	26,734
2,242	Panoro Energy ASA(b)	2,079
72,800	Petroleum Geo-Services ASA(b)	909,907
11,049	Pronova BioPharma A/S(b)	18,489
4,008	Q-Free ASA(b)	12,250
4,055	Rieber & Son ASA	27,764
18,600	Schibsted ASA	511,321
73,995	Sevan Marine ASA(b)	99,749
4,004	Solstad Offshore ASA	72,469
26,745	SpareBank 1 SMN	242,032
110,200	Storebrand ASA(b)	801,766
42,000	TGS Nopec Geophysical Co. ASA	727,897
24,200	Tomra Systems ASA	147,516
15,000	Veidekke ASA	124,219
2,021	Wilh Wilhelmsen Holding ASA Old	43,653

		8,127,651

PERU — 0.0%
7,654	Copeinca ASA	70,573
32,245	Hochschild Mining Plc	250,280

		320,853

PHILIPPINES — 0.1%
1,120,000	Aboitiz Equity Ventures, Inc.	872,152

Shares		Value

PHILIPPINES (continued)
327,000	Aboitiz Power Corp.	$208,651
11,460	Ayala Corp.	107,088
332,000	Banco de Oro Unibank, Inc.	470,758
253,432	Bank of The Philippine Islands	345,509
1,061,000	Benpres Holdings Corp.(b)	138,113
6,398	China Banking Corp.	66,508
255,600	DMCI Holdings, Inc.	226,962
1,767,500	Energy Development Corp.	246,513
80,000	Filinvest Development Corp.	9,503
2,159,375	Filinvest Land, Inc.	69,269
185,200	First Gen Corp.(b)	58,634
142,200	First Philippine Holdings Corp.	221,299
5,040	Globe Telecom, Inc.	105,439
186,300	International Container Terminal Services, Inc.	186,213
155,000	Jollibee Foods Corp.	318,863
127,000	Manila Water Co., Inc.	55,086
6,139,696	Megaworld Corp.	365,356
256,400	Metropolitan Bank & Trust.	466,967
623,000	Pepsi-Cola Products Philippines, Inc.	37,797
110,000	Rizal Commercial Banking Corp.	71,595
321,900	Robinsons Land Corp.	126,605
22,680	Security Bank Corp.	44,284
29,160	Semirara Mining Corp.	116,450
362,667	SM Development Corp.	74,860
102,600	Union Bank of Philippines.	145,243
509,115	Universal Robina Corp.	514,204
1,823,000	Vista Land & Lifescapes, Inc.	139,840

		5,809,761

POLAND — 0.2%
9,002	Agora SA	88,401
5,810	Alchemia SA(b)	15,145
237	AmRest Holdings NV(b)	6,486
26,347	Asseco Poland SA	487,608
7,366	Bank Handlowy W Warszawie SA	232,590
84,867	Bank Millennium SA(b)	150,663
38,229	Barlinek SA(b)	61,832
948,357	Bioton SA(b)	63,218
8,310	Bomi SA(b)	31,196
62,617	Boryszew SA(b)	43,938
2,856	BRE Bank SA(b)	288,481
6,112	Budimex SA	225,159
3,158	Ciech SA(b)	21,605
1,000	Dom Development SA	16,455
72,881	Dom Maklerski IDMSA(b)	90,518
161,114	Echo Investment SA(b)	299,589
526	Elektrobudowa SA	32,480
2,276	Emperia Holding SA	78,256
14,216	Energomontaz Poludnie SA(b)	18,953
32,056	Eurocash SA	294,664
6,186	Farmacol SA(b)	91,805
955	Firma Oponiarska Debica SA	21,109

45

Old Westbury Funds, Inc. Global Small & Mid Cap Fund Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

POLAND (continued)
5,453	Gant Development SA(b)	$37,689
78,846	Getin Holdings SA(b)	295,716
31,220	Getin Noble Bank SA(b)	56,301
1,518	Grupa Kety SA	63,058
28,088	Grupa Lotos SA(b)	298,397
22,232	Hydrobudowa Polska SA(b)	25,740
14,175	Impexmetal SA(b)	20,639
3,749	Koelner SA(b)	19,072
3,531	Kredyt Bank SA(b)	18,558
66,182	LC Corp. SA(b)	38,313
350	LPP SA	238,470
19,185	MCI Management SA(b)	55,194
1,845	Mercor SA	13,723
31,131	MNI SA(b)	35,497
1,000	Mondi Swiecie SA(b)	27,541
5,058	Mostostal Zabrze SA(b)	6,211
557	Mostostal-Warszawa SA	13,289
27,549	Multimedia Polska SA(b)	93,755
115,441	Netia SA(b)	224,786
3,805	NG2 SA	82,635
12,374	Orbis SA(b)	180,167
2,298	PBG SA	174,955
68,750	Polimex Mostostal SA	100,101
3,033	Polnord SA	39,532
53,739	Polski Koncern Naftowy Orlen SA(b)	758,125
10,688	Przedsiebiorstwo Eksportu I Importu Kopex SA(b)	67,497
21,032	Rafako SA	88,548
1,702	Sygnity SA(b)	9,196
363,944	Synthos SA(b)	328,159
27,465	TVN SA	172,966
136	Zaklad Przetworstwa Hutniczego Stalprodukt SA	19,158
960	Zaklady Azotowe Pulawy SA	25,261
5,282	Zaklady Azotowe W Tarnowie- Moscicach SA(b)	38,009
2,268	Zaklady Tluszczowe Kruszwica(b)	66,840

		6,393,249

PORTUGAL — 0.1%
16,064	Altri SGPS SA(b)	88,202
123,013	Banco BPI SA	272,738
1,760,881	Banco Comercial Portugues SA	1,602,828
74,900	Banco Espirito Santo SA	372,160
17,223	Brisa Auto-Estradas de Portugal
	SA	130,427
46,853	Cimpor Cimentos de Portugal
	SGPS SA	325,465
7,786	Corticeira Amorim SA(b)	11,487
27,456	Finibanco Holding SGPS SA	74,134
27,299	Global Intelligent Technologies
	SGPS SA(b)	18,618
2,417	Impresa SGPS(b)	4,979
7,597	Inapa-Invest Particip Gesta(b)	4,557
46,823	Jeronimo Martins SGPS SA	702,518

Shares		Value

PORTUGAL (continued)
1,206	Novabase SGPS SA(b)	$5,606
64,559	Portucel Empresa Produtora de Pasta e Papel SA	215,020
43,544	REN - Redes Energeticas Nacionais SA	163,573
16,547	SAG GEST-Solucoes Automovel Globais SGPS SA(b)	17,503
17,974	Semapa - Sociedade de Investimento e Gestao	212,389
235,754	Sonae	278,906
27,821	Sonae Industria SGPS SA(b)	85,962
22,598	Sonaecom - SGPS SA(b)	51,141
36,714	Teixeira Duarte SA	50,588
10,045	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	53,476

		4,742,277

PUERTO RICO — 0.0%
1,300	Oriental Financial Group, Inc.	17,199
1,600	Triple-S Management Corp. - Class B(b)	26,992

		44,191

SINGAPORE — 0.3%
37,000	Abterra Ltd.(b)	38,592
366,000	Allgreen Properties Ltd.	336,506
43,000	Armstrong Industrial Corp. Ltd.	14,286
303,000	Asia Food and Properties Ltd.(b)	145,144
111,000	ASL Marine Holdings Ltd.	77,185
32,000	Baker Technology Ltd.	10,137
1,000	Ban Joo & Co. Ltd.(b)	35
136,000	Banyan Tree Holdings Ltd.(b)	97,721
88,000	Beyonics Technology Ltd.(b)	16,318
81,000	Biosensors International Group Ltd.(b)	70,092
7,400	Bonvests Holdings Ltd.	6,346
58,000	Boustead Singapore Ltd.	51,086
39,000	Breadtalk Group Ltd.	18,983
66,000	Broadway Industrial Group Ltd.	56,602
28,000	Bukit Sembawang Estates Ltd.	102,758
28,000	Cerebos Pacific Ltd.	104,056
111,000	CH Offshore Ltd.	45,453
71,000	China Aviation Oil Singapore Corp. Ltd.	83,930
291,000	China Energy Ltd.(b)	40,470
29,000	China Merchants Holdings Pacific Ltd.	15,908
213,000	Chip Eng Seng Corp. Ltd.	65,827
166,000	Chuan Hup Holdings Ltd.(b)	30,140
331,000	ComfortDelgro Corp. Ltd.	378,490
184,000	Cosco Corp. Singapore Ltd.	264,421
6,950	Creative Technology Ltd.	22,660
251,000	CSC Holdings Ltd.	31,998
90,000	CSE Global Ltd.	73,708
98,000	CWT Ltd.	71,931

46

Old Westbury Funds, Inc. Global Small & Mid Cap Fund Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

SINGAPORE (continued)
13,000	Eu Yan Sang International Ltd.	$9,140
47,000	Ezion Holdings Ltd.	25,601
117,400	Ezra Holdings Ltd.	158,734
89,000	Falcon Energy Group Ltd.	31,631
121,000	First Resources Ltd.	117,793
183,000	FJ Benjamin Holdings Ltd.	60,090
227,000	Freight Links Express Holdings Ltd.	13,154
157,000	Gallant Venture Ltd.(b)	32,145
70,000	Goodpack Ltd.	110,330
15,000	GP Batteries International Ltd.	22,483
92,000	GP Industries Ltd.	43,004
29,000	Guocoland Ltd.	53,326
299,000	Healthway Medical Corp. Ltd.	34,652
61,000	Hiap Seng Engineering Ltd.	32,284
30,000	Hi-P International Ltd.	24,337
165,000	Ho Bee Investment Ltd.	215,445
201,000	Hong Fok Corp. Ltd.(b)	95,507
63,000	Hong Leong Asia Ltd.	167,442
112,600	Hotel Properties Ltd.	243,591
126,000	HTL International Holdings Ltd.	67,171
65,000	HupSteel Ltd.	11,802
56,000	HWA Hong Corp. Ltd.	24,013
58,000	Hyflux Ltd.	141,157
94,000	Indofood Agri Resources Ltd.(b)	188,828
62,000	InnoTek Ltd.	24,670
156,000	Jaya Holdings Ltd.(b)	84,973
92,950	Jurong Technologies Industrial Corp. Ltd.(b)(c)(d)	0
257,000	K1 Ventures Ltd.	29,784
190,000	Keppel Land Ltd.	650,313
155,400	Kim Eng Holdings Ltd.	211,314
86,000	KS Energy Services Ltd.(b)	69,103
108,000	LC Development Ltd.	15,020
15,000	Lion Asiapac Ltd.	3,013
75,000	Lum Chang Holdings Ltd.	19,412
21,000	Manhattan Resources Ltd.(b)	17,847
6,000	Marco Polo Marine Ltd.(b)	1,993
10,000	MCL Land Ltd.	18,775
202,000	Mercator Lines Singapore Ltd.	42,139
234,000	Metro Holdings Ltd.	147,346
87,000	Midas Holdings Ltd.	65,873
66,000	MobileOne Ltd.	113,204
25,000	Neptune Orient Lines Ltd.(b)	41,335
139,000	Novo Group Ltd.	19,331
25,000	NSL Ltd.	26,848
203,000	Oceanus Group Ltd.(b)	50,189
89,000	Orchard Parade Holdings Ltd.	103,145
32,000	OSIM International Ltd.	28,680
274,000	Otto Marine Ltd.	71,977
223,000	Overseas Union Enterprise Ltd.	565,124
21,000	Pan Pacific Hotels Group Ltd.	26,609
60,000	Petra Foods Ltd.	74,171
21,000	PSC Corp. Ltd.	4,543
101,000	QAF Ltd.	46,431

Shares		Value

SINGAPORE (continued)
384,627	Raffles Education Corp. Ltd.(b)	$83,208
56,000	Raffles Medical Group Ltd.	94,321
121,000	Rotary Engineering Ltd.	93,019
154,000	Roxy-Pacific Holdings Ltd.	44,024
43,000	SBS Transit Ltd.	61,462
125,142	SC Global Developments Ltd.	153,732
67,000	Sim Lian Group Ltd.	41,412
158,000	Singapore Airport Terminal Services Ltd.	347,910
70,000	Singapore Land Ltd.	385,614
267,000	Singapore Post Ltd.	243,421
174,000	Singapore Reinsurance Corp. Ltd.	36,298
137,000	Sinomem Technology Ltd.	51,337
234,000	Smb United Ltd.	51,526
133,000	SMRT Corp. Ltd.	210,654
103,000	Soilbuild Group Holdings Ltd.	63,266
58,000	Spice I2I Ltd.	5,601
425,000	Stamford Land Corp. Ltd.	183,883
75,000	StarHub Ltd.	153,558
100,000	Straits Asia Resources Ltd.	176,930
198,000	Sunningdale Tech Ltd.	29,066
78,000	Super Coffeemix Manufacturing Ltd.	75,330
114,000	Swiber Holdings Ltd.(b)	89,840
110,000	Tat Hong Holdings Ltd.	90,937
61,000	Thomson Medical Centre Ltd.(d)	50,900
102,000	Tiong Woon Corp. Holding Ltd.	34,675
225,143	Tuan Sing Holdings Ltd.	42,618
132,000	UMS Holdings Ltd.	48,443
130,627	United Engineers Ltd.	249,284
91,000	United Envirotech Ltd.(b)	31,287
420,000	United Industrial Corp. Ltd.	752,839
134,000	UOB-Kay Hian Holdings Ltd.	172,897
302,000	UOL Group Ltd.	1,061,655
107,000	Venture Corp. Ltd.	748,992
20,000	WBL Corp. Ltd.	65,982
206,812	Wheelock Properties (S) Ltd.	311,584
296,000	Wing Tai Holdings Ltd.	400,216
174,000	Yanlord Land Group Ltd.	231,229
172,000	Yongnam Holdings Ltd.	39,867

		13,776,422

SOUTH AFRICA — 0.7%
31,857	Adcock Ingram Holdings Ltd.	297,514
2,698	Adcorp Holdings Ltd.	11,169
114,293	Advtech Ltd.	99,201
32,497	Aeci Ltd.	361,573
199,986	Afgri Ltd.	190,137
357,024	African Bank Investments Ltd.	1,831,755
29,037	African Oxygen Ltd.	86,427
44,678	African Rainbow Minerals Ltd.	1,139,815
13,164	Allied Electronics Corp. Ltd.	53,558
21,133	Allied Technologies Ltd.	190,665
13,959	Argent Industrial Ltd.(b)	17,735

47

Old Westbury Funds, Inc. Global Small & Mid Cap Fund Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

SOUTH AFRICA (continued)
65,464	Aspen Pharmacare Holdings Ltd.(b)	$873,788
76,805	AST Group Ltd.	8,771
10,760	Astral Foods Ltd.	171,576
129,510	Aveng Ltd.	813,482
128,958	AVI Ltd.	515,464
14,955	Avuza Ltd.	48,035
82,159	Barloworld Ltd.	615,753
18,050	Basil Read Holdings Ltd.	32,209
5,169	Bell Equipment Ltd.(b)	7,748
19,511	Blue Label Telecoms Ltd.	19,915
13,886	Brait SA	47,972
70,583	Business Connexion Group Ltd.	63,479
4,224	Capitec Bank Holdings Ltd.	87,917
2,456	Cashbuild Ltd.	33,132
57,968	Caxton and CTP Publishers and Printers Ltd.	126,197
2,787	Ceramic Industries Ltd.	54,527
149,558	Cipla Medpro South Africa Ltd.	149,451
7,765	City Lodge Hotels Ltd.	90,619
60,117	Clicks Group Ltd.	392,198
26,833	Coronation Fund Managers Ltd.	57,458
96,931	DataTec Ltd.	484,309
74,687	Discovery Holdings Ltd.	420,934
12,341	Distell Group Ltd.	124,203
14,692	Distribution and Warehousing Network Ltd.(b)	16,296
22,445	DRDGOLD Ltd.	11,118
5,080	EOH Holdings Ltd.	10,095
47,730	Exxaro Resources Ltd.	899,409
52,648	Foschini Ltd.	639,066
1,899	Freeworld Coatings Ltd.	2,765
46,017	Gold Reef Resorts Ltd.	120,216
120,375	Grindrod Ltd.	292,131
5,706	Group Five Ltd.	31,931
120,087	Harmony Gold Mining Co. Ltd.	1,359,443
57,900	Health PLS(b)	116,544
4,521	Highveld Steel and Vanadium Corp. Ltd.(b)	55,181
11,337	Hudaco Industries Ltd.	136,756
16,243	Hulamin Ltd.(b)	19,941
36,047	Iliad Africa Ltd.	38,337
72,894	Illovo Sugar Ltd.	270,556
89,921	Imperial Holdings Ltd.	1,468,517
23,493	Investec Ltd.	193,344
63,657	JD Group Ltd.	447,553
20,387	JSE Ltd.	229,918
42,998	Lewis Group Ltd.	438,880
49,027	Liberty Holdings Ltd.	524,984
31,505	Massmart Holdings Ltd.	637,836
113,743	Medi-Clinic Corp. Ltd.	440,034
564,223	Merafe Resources Ltd.	110,348
18,158	Metair Investments Ltd.	29,032
68,736	Metorex Ltd.(b)	42,488
335,488	Metropolitan Holdings Ltd.	809,386
94,815	Mondi Ltd.	786,403

Shares		Value

SOUTH AFRICA (continued)
38,782	Mr. Price Group Ltd.	$352,443
24,923	Murray & Roberts Holdings Ltd.	154,412
141,978	Mvelaphanda Group Ltd.(b)	107,826
212,199	Nampak Ltd.	596,762
220,953	Netcare Ltd.(b)	459,570
41,870	Northam Platinum Ltd.	289,593
7,602	Oceana Group Ltd.	35,812
17,127	Omnia Holdings Ltd.(b)	159,534
6,182	Palabora Mining Co. Ltd.	93,017
69,851	Peregrine Holdings Ltd.	129,431
35,703	Pick’n Pay Stores Ltd.	234,401
11,537	Pioneer Foods Ltd.	80,718
81,073	Pretoria Portland Cement Co. Ltd.	386,558
36,355	PSG Group Ltd.	185,538
17,740	Raubex Group Ltd.	63,261
44,776	Reunert Ltd.	409,088
10,734	Santam Ltd.	176,969
171,556	Sappi Ltd.(b)	850,310
51,973	Sentula Mining Ltd.(b)	19,439
77,113	Simmer & Jack Mines Ltd.(b)	9,687
38,542	Spar Group Ltd. (The)	517,195
554,152	Steinhoff International Holdings Ltd.(b)	1,726,929
10,441	Sun International Ltd.	146,070
1,043,810	Super Group Ltd.(b)	89,406
152,774	Telkom SA Ltd.	789,714
40,281	Tiger Brands Ltd.	1,080,025
19,132	Tongaat Hulett Ltd.(b)	268,613
24,146	Trencor Ltd.	122,712
62,145	Truworths International Ltd.	612,224
26,199	Wesizwe(b)	5,834
11,742	Wilson Bayly Holmes-Ovcon Ltd.	226,928
191,832	Woolworths Holdings Ltd.	751,719
111,453	Zeder Investments Ltd.	38,185

		30,867,117

SOUTH KOREA — 1.2%
1,590	Aekyung Petrochemical Co. Ltd.	56,168
487	Amorepacific Corp.	450,104
1,340	Asia Cement Co. Ltd.	54,303
28,250	Asiana Airlines(b)	229,716
3,620	Auk Corp.	16,150
2,450	Basic House Co. Ltd (The)(b)	49,425
2,320	Binggrae Co. Ltd.	112,160
5,770	BNG Steel Co. Ltd.(b)	58,969
3,031	Bukwang Pharmaceutical Co. Ltd.	33,401
48,140	Busan Bank	598,942
3,780	Capro Corp.(b)	66,681
10,827	Cheil Industries, Inc.	908,304
14,330	Cheil Worldwide, Inc.	156,003
78,591	Chin Hung International, Inc.(b)	34,153

48

Old Westbury Funds, Inc. Global Small & Mid Cap Fund Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

SOUTH KOREA (continued)
3,870	Chong Kun Dang Pharm Corp.	$83,229
2,620	Choongwae Pharmaceutical Corp.	39,699
1,050	CJ CGV Co. Ltd.	27,760
2,617	CJ CheilJedang Corp.	503,515
9,547	CJ Corp.	672,808
313	Crown Confectionery Co. Ltd.	37,273
594	Dae Han Flour Mills Co. Ltd.	78,391
16,020	Dae Won Kang Up Co. Ltd.	61,717
20,010	Daechang Co. Ltd.	30,853
52,250	Daegu Bank	684,903
3,810	Daegu Department Store	40,970
17,856	Daelim Industrial Co. Ltd.	1,453,552
9,090	Daesang Corp.(b)	66,807
1,820	Daesang Holdings Co. Ltd.	5,475
58	Daesung Group Holdings Co. Ltd.	5,876
2,610	Daesung Holdings Co. Ltd.	20,180
49,915	Daewoo Engineering & Construction Co. Ltd.	467,988
11,772	Daewoo International Corp.	366,159
19,210	Daewoo Securities Co. Ltd.	416,551
29,870	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	795,029
820	Daewoong Co. Ltd.	13,627
985	Daewoong Pharmaceutical Co. Ltd.	41,405
23,440	Daishin Securities Co. Ltd.	320,796
12,680	Daou Technology, Inc.	101,417
1,110	Dong Ah Tire & Rubber Co. Ltd.	9,144
6,140	Dong IL Rubber Belt Co. Ltd.	40,924
7,130	Dong Yang Gang Chul Co. Ltd.(b)	37,131
1,219	Dong-A Pharmaceutical Co. Ltd.	127,289
5,230	Dongaone Co. Ltd.	25,238
880	Dongbu Corp.	6,256
4,886	Dongbu HiTek Co. Ltd.(b)	48,415
6,260	Dongbu Insurance Co. Ltd.	220,859
12,350	Dongbu Securities Co. Ltd.	80,998
11,900	Dongbu Steel Co. Ltd.	103,745
387	Dong-IL Corp.	22,768
603	Dongil Industries Co. Ltd.	47,908
23,402	Dongkuk Steel Mill Co. Ltd.	538,646
443	Dongwon F&B Co. Ltd.	20,433
96	Dongwon Industries Co. Ltd.	11,944
31,570	Dongwon Systems Corp.(b)	43,066
10,510	Dongyang Mechatronics Corp.	114,884
5,040	Doosan Corp.	678,569
19,030	Doosan Infracore Co. Ltd.(b)	470,148
2,800	Duzonbizon Co. Ltd.(b)	50,886
270	E1 Corp.	13,677
212,090	Eugene Investment & Securities Co. Ltd.(b)	129,111
6,030	Foosung Co. Ltd.(b)	23,900
1,880	Fursys, Inc.	47,198

Shares		Value

SOUTH KOREA (continued)
1,390	Global & Yuasa Battery Co. Ltd.	$39,529
1,687	Glovis Co. Ltd.	239,126
491	Green Cross Corp. South Korea	61,525
14,726	GS Engineering & Construction Corp.	1,249,796
31,190	GS Holdings Corp.	1,635,379
281	Gwangjushinsegae Co. Ltd.	46,448
8,870	Halla Climate Control.	164,748
8,700	Handsome Co. Ltd.	126,412
7,160	Hanil E-Wha Co. Ltd.	47,277
19,366	Hanjin Heavy Industries & Construction Co. Ltd.	738,326
1,420	Hanjin Heavy Industries & Construction Holdings Co. Ltd.	24,292
13,023	Hanjin Shipping Co. Ltd.(b)	361,091
4,926	Hanjin Shipping Holding Co. Ltd.(b)	70,481
4,620	Hanjin Transportation Co. Ltd.	142,880
18,260	Hankook Tire Co. Ltd.	474,655
860	Hankuk Electric Glass Co. Ltd.	40,965
1,720	Hankuk Paper Manufacturing Co. Ltd.	46,774
364	Hanmi Pharm Co. Ltd.	12,034
3,220	Hansol Chemical Co. Ltd.	47,359
12,040	Hansol CSN	25,680
916	Hansol LCD, Inc.	52,099
9,910	Hansol Paper Co.	98,638
1,160	Hanssem Co. Ltd.	11,185
33,385	Hanwha Chemical Corp.	906,387
20,740	Hanwha Corp.	782,415
5,230	Hanwha General Insurance Co. Ltd.(b)	43,364
32,683	Hanwha Securities Co.	237,008
2,720	Hanyang Securities Co. Ltd.	23,109
8,796	HMC Investment Securities Co. Ltd.(b)	153,212
6,664	Honam Petrochemical Corp.	1,468,715
7,930	Hotel Shilla Co. Ltd.	201,906
4,768	Huchems Fine Chemical Corp.	91,313
1,690	Husteel Co. Ltd.	27,409
3,340	HWA Shin Co. Ltd.	45,562
10,880	Hyosung Corp.	1,208,620
530	Hyundai Corp.(b)	11,775
3,392	Hyundai Department Store Co. Ltd.	375,298
4,090	Hyundai Engineering Plastics Co. Ltd.	15,302
19,620	Hyundai H&S Co. Ltd.	190,054
15,170	Hyundai Hysco	308,051
8,560	Hyundai Marine & Fire Insurance Co. Ltd.	182,573
6,180	Hyundai Merchant Marine Co. Ltd.	218,311
5,244	Hyundai Mipo Dockyard	876,136
41,351	Hyundai Securities Co.	540,200

49

Old Westbury Funds, Inc. Global Small & Mid Cap Fund Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

SOUTH KOREA (continued)
1,210	Il Dong Pharmaceutical Co. Ltd.	$39,518
2,700	Iljin Display Co. Ltd.(b)	23,683
8,890	Iljin Electric Co. Ltd.	92,830
597	Ilshin Spinning Co. Ltd.	49,819
740	Ilyang Pharmaceutical Co. Ltd.(b)	18,019
4,670	IS Dongseo Co. Ltd.	63,705
3,810	ISU Chemical Co. Ltd.	79,400
10,380	IsuPetasys Co. Ltd.	32,194
5,470	Jahwa Electronics Co. Ltd.	31,889
4,110	Jeil Pharmaceutical Co.	56,249
24,088	Jeonbuk Bank	147,707
2,850	Jinheung Mutual Savings Bank Co. Ltd.(b)	9,574
22,940	Kangwon Land, Inc.	539,225
9,929	KC Tech Co. Ltd.	53,649
2,931	KCC Corp.	971,573
2,260	Keangnam Enterprises Ltd.(b)	22,896
3,590	KG Chemical Corp.	35,573
4,270	Kic Ltd.(b)	22,465
5,600	Kishin Corp.	34,737
2,994	KISWIRE Ltd.	106,031
2,280	Kiwoom Securities Co. Ltd.	115,292
1,846	Kolon Corp.	61,192
1,123	Kolon Industries, Inc.(b)	71,058
800	Korea Airport Service Co. Ltd.	32,988
2,230	Korea Electric Terminal Co. Ltd.	40,825
2,137	Korea Express Co. Ltd.(b)	135,218
3,700	Korea Gas Corp.	151,749
24,360	Korea Investment Holdings Co. Ltd.	767,440
1,760	Korea Kolmar Co. Ltd.	14,202
2,220	Korea Kumho Petrochemical Co.(b)	146,783
1,564	Korea Petrochemical Industries Co. Ltd.	120,505
1,520	Korea Plant Service & Engineering Co. Ltd.	83,885
2,018	Korea Zinc Co. Ltd.	508,423
8,328	Korean Airlines Co. Ltd.(b)	529,913
16,337	Korean Reinsurance Co.	183,660
15,990	KP Chemical Corp.	238,020
690	KPX Chemical Co. Ltd.	33,113
779	KPX Fine Chemical Co. Ltd.	49,222
26,210	KTB Securities Co. Ltd.(b)	119,025
1,910	Kukdo Chemical Co. Ltd.	96,922
1,420	Kumho Electric Co. Ltd.	52,371
47,140	Kumho Investment Bank	33,933
9,090	Kumho Tire Co., Inc.(b)(d)	57,355
23,900	Kwang Dong Pharmaceutical Co. Ltd.	65,949
2,130	Kyeryong Construction Industrial Co. Ltd.	35,871
8,812	Kyobo Securities Co.	72,047
17,150	Kyung-In Synthetic Corp.	55,325
3,960	LG Fashion Corp.	112,967

Shares		Value

SOUTH KOREA (continued)
1,372	LG Household & Health Care Ltd.	$457,232
6,779	LG International Corp.	214,771
1,400	LG Life Sciences Ltd.(b)	60,280
63,870	LG Telecom Ltd.	414,353
6,640	LIG Insurance Co. Ltd.	137,196
2,710	Livart Furniture Co. Ltd.	19,604
283	Lotte Chilsung Beverage Co. Ltd.	193,906
399	Lotte Confectionary Co. Ltd.	436,143
6,810	Lotte Midopa Co. Ltd.	87,451
3,810	Lotte Non-Life Insurance Co. Ltd.	26,309
406	Lotte Samkang Co. Ltd.	95,073
4,018	LS Corp.	407,067
2,270	LS Industrial Systems Co. Ltd.	182,165
14,982	Macquarie Korea Infrastructure Fund	66,439
10,540	Meritz Fire & Marine Insurance Co. Ltd.	72,312
107,100	Meritz Securities Co. Ltd.(b)	95,655
11,189	Mirae Asset Securities Co. Ltd.	585,676
9,680	Moorim P&P Co. Ltd.(b)	96,778
3,910	Moorim Paper Co. Ltd.	33,080
8,590	Motonic Corp.	73,972
2,166	NCSoft Corp.	476,414
730	Nexen Corp.	39,898
6,560	Nexen Tire Corp.	53,343
12,657	NH Investment & Securities Co. Ltd.	115,856
2,080	NK Co. Ltd.	23,568
930	Nong Shim Co. Ltd.	171,082
640	Nong Shim Holdings Co. Ltd.	34,979
26,120	ON*Media Corp.(b)	79,387
522	Orion Corp.	174,889
563	Ottogi Corp.	73,049
1,695	Pacific Corp.	265,868
9,216	Poongsan Corp.	329,245
2,723	Poongsan Holdings Corp.	93,045
3,300	Pusan City Gas Co. Ltd.	65,985
2,920	S&T Daewoo Co. Ltd.(b)	88,359
9,961	S&T Dynamics Co. Ltd.	217,323
2,720	S&T Holdings Co. Ltd.	39,522
1,120	S1 Corp. Korea	61,711
1,110	Sajo Industries Co. Ltd.	46,560
4,340	Sam Young Electronics Co. Ltd.	52,840
2,150	Sambu Construction Co. Ltd.	30,953
480	Samchully Co. Ltd.	52,468
4,310	Samick THK Co. Ltd.	23,556
5,500	Samjin Pharmaceutical Co. Ltd.	51,811
670	SamkwangGlass Co. Ltd.	43,287
19,390	Samsung Card Co. Ltd.	928,790
4,567	Samsung Engineering Co. Ltd.	728,528
3,667	Samsung Fine Chemicals Co. Ltd.	217,690

50

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

SOUTH KOREA (continued)
23,480	Samsung Heavy Industries Co. Ltd.	$658,337
12,043	Samsung Securities Co. Ltd.	689,242
5,965	Samsung Techwin Co. Ltd.	556,610
3,191	Samyang Corp.	181,776
647	Samyang Genex Co. Ltd.	37,374
6,460	Seah Besteel Corp.	168,497
1,170	SeAH Steel Corp.	52,508
4,400	Sebang Co. Ltd.	77,618
5,490	Sejong Industrial Co. Ltd.	67,085
3,890	Sewon Cellontech Co. Ltd.	19,982
930	Shin Poong Pharmaceutical Co. Ltd.	28,183
239	Shinsegae Information & Communication Co. Ltd.	15,059
2,150	Shinyoung Securities Co. Ltd.	69,358
230	Silla Co. Ltd.	2,657
971	Sindo Co. Ltd.	46,943
3,755	SK Chemicals Co. Ltd.	209,232
980	SK Gas Co. Ltd.	36,143
16,008	SK Holdings Co. Ltd.	1,664,462
35,060	SK Networks Co. Ltd.	336,501
41,550	SK Securities Co. Ltd.	87,143
8,900	SKC Co. Ltd.	303,324
2,440	SL Corp.	41,742
5,310	Songwon Industrial Co. Ltd.	56,391
13,044	STX Corp. Co. Ltd(b)	399,927
10,150	STX Engine Co. Ltd.	367,574
23,710	STX Offshore & Shipbuilding Co. Ltd.	573,128
52,040	STX Pan Ocean Co. Ltd.	552,658
1,940	Sung Jin Geotec Co. Ltd.(b)	31,550
182	Taekwang Industrial Co. Ltd.	208,162
23,300	Taeyoung Engineering & Construction	140,183
12,640	Tong Yang Major Corp.(b)	25,836
23,878	Tong Yang Securities, Inc.	240,849
710	TS Corp.	34,830
1,110	Unid Co. Ltd.	55,044
2,440	Whanin Pharmaceutical Co. Ltd.	15,591
59,400	Woongjin Chemical Co. Ltd.(b)	68,097
7,850	Woongjin Coway Co. Ltd.	284,979
9,720	Woongjin Holdings Co. Ltd.(b)	99,338
2,440	Woongjin Thinkbig Co. Ltd.	51,717
3,700	Woori Financial Co. Ltd.	39,622
42,960	Woori Investment & Securities Co. Ltd.	757,837
4,210	Youlchon Chemical Co. Ltd.	35,019
251	Young Poong Corp.	146,105
4,952	Youngone Corp.	48,409
2,598	Youngone Holdings Co. Ltd.	75,152
1,827	Yuhan Corp.	258,970

		50,405,216

Shares		Value

SPAIN — 0.5%
16,781	Abengoa SA	$464,783
6,393	Acciona SA	562,343
54,354	Acerinox SA	891,161
2,566	Adolfo Dominguez SA	34,178
31,191	Almirall SA	295,201
2,416	Amper SA(b)	13,215
2,757	Antena 3 de Television SA	28,165
3,698	Avanzit SA(b)	2,995
3,330	Azkoyen SA(b)	11,123
495,475	Banco de Sabadell SA	2,410,173
55,611	Banco de Valencia SA	313,469
57,547	Banco Espanol de Credito SA	577,080
37,389	Banco Guipuzcoano SA	205,031
65,450	Banco Pastor SA	319,739
85,465	Bankinter SA	569,537
1,315	Baron de Ley(b)	81,628
13,691	Bolsas y Mercados Espanoles	373,483
15,833	Caja de Ahorros del Mediterraneo	161,748
8,249	Campofrio Food SA	84,500
2,539	Cementos Portland Valderrivas SA	52,088
757	Cia Espanola de Petroleos SA	18,017
5,602	Cie Automotive SA(b)	30,330
3,901	Codere SA(b)	43,436
497	Construcciones y Auxiliar de Ferrocarriles SA	280,081
1,608	Corp. Dermoestetica(b)	4,342
1,409	Dinamia Capital Privado SA	17,140
11,664	Duro Felguera SA	100,002
31,245	Ebro Puleva SA	686,878
15,250	EDP Renovaveis SA(b)	88,487
6,816	Elecnor SA	94,866
42,675	Enagas	940,526
27,447	Faes Farma SA	113,266
262,032	Ferrovial SA	2,987,608
1,347	Fersa Energias Renovables SA	2,250
5,726	Fluidra SA	20,561
7,746	Fomento de Construcciones y Contratas SA	208,935
13,901	Gestevision Telecinco SA	177,339
20,474	Grifols SA	331,549
19,978	Grupo Catalana Occidente SA	416,527
37,055	Grupo Empresarial Ence SA(b)	134,607
5,180	Grupo Tavex SA(b)	3,417
170,914	Iberia Lineas Aereas de Espana(b)	750,034
2,010	Iberpapel Gestion SA	38,746
19,537	Indra Sistemas SA	382,452
309,970	La Seda de Barcelona SA - Class B(b)	30,199
5,819	Laboratorios Farmaceuticos Rovi SA	43,734
1,220	Miquel y Costas	34,809
9,985	Natraceutical SA(b)	5,295
49,726	NH Hoteles SA(b)	260,572

51

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

SPAIN (continued)
17,454	Obrascon Huarte Lain SA	$571,119
12,863	Papeles y Cartones de Europa SA(b)	68,926
1,947	Pescanova SA	63,546
1,765	Prim SA	14,174
5,465	Prosegur Cia de Seguridad SA	327,524
34,612	Realia Business SA(b)	72,982
25,793	Red Electrica Corp. SA	1,295,771
2,195	Reyal Urbis SA(b)	4,919
8,607	Service Point Solutions SA(b)	6,469
32,804	Sociedad Nacional Inds. Aplicaciones Celulosa Espanola (Sniace)(b)	52,505
16,113	Sol Melia SA	160,347
18,471	Solaria Energia y Medio Ambiente SA(b)	40,233
4,546	Tecnicas Reunidas SA	282,919
9,564	Telecomunicaciones y Energia	33,944
51,164	Tubacex SA(b)	179,450
36,745	Tubos Reunidos SA(b)	98,193
1,168	Unipapel SA	17,866
1,457	Vertice Trescientos Sesenta Grados(b)	434
8,010	Vidrala SA	235,788
13,066	Viscofan SA	455,180
8,231	Vocento SA(b)	42,387
9,318	Vueling Airlines SA(b)	130,467
29,000	Zardoya Otis SA	483,138
21,886	Zeltia SA(b)	98,085

		20,434,011

SWEDEN — 0.6%
11,723	AarhusKarlshamn AB	276,418
14,104	Acando AB	24,177
7,859	Active Biotech AB(b)	136,775
1,767	AddTech AB - Class B	41,400
14,525	AF AB - B Shares	252,787
2,587	Avanza Bank Holding AB	85,011
4,250	Axfood AB	149,076
8,417	Axis Communications AB	132,310
16,000	B&B Tools AB - Class B	241,929
11,052	BE Group AB(b)	67,010
470	Beijer AB G&L - Class B	16,324
3,825	Beijer Alma AB	78,880
4,285	Betsson AB(b)	66,235
9,975	Bilia AB - A Shares	177,334
53,466	Billerud AB	424,229
2,745	BioGaia AB - Class B	37,807
7,843	BioInvent International AB(b)	30,646
26,157	Biotage AB	27,607
59,582	Biovitrum AB(b)	357,689
3,751	Bjoern Borg AB	34,115
164,915	Boliden AB	2,799,752
41,237	Bure Equity AB	201,257
5,133	Cardo AB	198,261
2,600	Catena AB	54,494

Shares		Value

SWEDEN (continued)
3,138	Clas Ohlson AB - Class B	$53,908
14,280	Concordia Maritime AB - Class B	41,260
3,018	CyberCom Group Europe AB(b)	10,527
1,984	Diamyd Medical AB - Class B(b)	39,727
3,510	Duni AB	33,368
15,058	East Capital Explorer AB(b)	166,819
19,800	Elekta AB - Class B	749,357
1,973	Enea AB	13,794
43,887	Getinge AB - Class B	929,691
19,123	Gunnebo AB(b)	123,104
22,207	Hakon Invest AB	406,928
22,111	Haldex AB(b)	264,816
61,599	Hexagon AB - Class B	1,253,255
4,484	Hexpol AB	89,953
4,123	HIQ International AB(b)	21,480
7,672	Hoganas AB - Class B	269,912
23,932	Holmen AB - Class B	759,917
209	HQ AB	222
27,616	Husqvarna AB - Class A	193,736
169,596	Husqvarna AB - Class B	1,192,566
11,328	Industrial & Financial Systems - Class B	161,110
3,117	Indutrade AB	93,328
16,234	Intrum Justitia AB	223,594
27,734	JM AB	602,042
11,183	KappAhl Holding AB	100,451
8,988	Karo Bio AB(b)	5,584
9,587	Know It AB	94,009
7,241	Lindab International AB(b)	102,984
24,120	Loomis AB - Class B	301,516
55,286	Lundin Petroleum AB(b)	523,093
46,459	Meda AB - Class A	381,846
3,620	Medivir AB - Class B(b)	67,201
2,409	Mekonomen AB	75,736
24,435	Micronic Laser Systems AB(b)	44,629
12,149	Modern Times Group AB - Class B	871,391
5,915	Munters AB	67,964
45,384	NCC AB - Class B	968,197
4,774	Net Entertainment NE AB(b)	51,995
83,059	Net Insight AB - Class B(b)	49,365
31,780	New Wave Group AB - Class B	204,583
9,358	Nibe Industrier AB - Class B	115,230
130,488	Niscayah Group AB	224,654
50,649	Nobia AB(b)	394,294
10,358	Nolato AB - Class B	132,583
7,563	Nordnet AB	26,381
6,024	ORC Software AB	101,457
6,510	Orexo AB(b)	41,226
45,213	Peab AB	360,437
336,078	Pricer AB - Class B(b)	38,742
17,871	Proffice AB - Class B	69,026
10,400	Q-Med AB	85,633

52

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

SWEDEN (continued)
56,676	Ratos AB - Class B	$2,021,097
984	RaySearch Laboratories AB	5,598
5,626	Rederi AB Transatlantic(b)	22,488
18,694	Rezidor Hotel Group AB(b)	107,748
62,364	RNB Retail and Brands AB(b)	71,424
60,605	Rottneros AB(b)	42,371
7,511	Saab AB - Class B	117,394
3,435	Seco Tools AB - Class B(b)	50,551
903	Sectra AB(b)	4,177
54,802	Securitas AB - Class B	599,326
5,944	SkiStar AB	118,130
92,034	SSAB AB - Class A	1,290,335
47,051	SSAB AB - Class B	582,533
1,764	Studsvik AB(b)	18,090
7,337	Sweco AB - Class B	62,609
1,286	Systemair AB	17,327
7,292	TradeDoubler AB(b)	34,606
64,763	Trelleborg AB - Class B	610,336

		24,882,284

SWITZERLAND — 1.3%
458	Acino Holding AG	40,631
19,549	Actelion Ltd.(b)	975,612
14,734	Adecco SA	823,505
1,057	Advanced Digital Broadcast Holdings SA	29,968
275	Affichage Holding AG(b)	38,286
7,865	AFG Arbonia-Forster Holding(b)	187,424
2,841	Allreal Holding AG	391,772
934	Also Holding AG	52,203
51,757	Aryzta AG	2,295,811
5,829	Ascom Holding AG(b)	77,301
1,480	Bachem Holding AG - Class B	84,223
29,060	Baloise Holding AG	2,685,846
1,614	Bank Coop AG	110,711
17,013	Bank Sarasin & Compagnie AG - Class B	622,395
277	Banque Cantonale de Geneve	60,802
1,403	Banque Cantonale Vaudoise(b)	682,217
6	Banque Privee Edmond de Rothschild SA	144,505
556	Barry Callebaut AG(b)	448,337
2,519	Basler Kantonalbank	364,008
88	Belimo Holding AG	151,846
27	Bell Holding AG	44,229
951	Bellevue Group AG	29,137
1,736	Berner Kantonalbank AG	421,453
1,321	BKW FMB Energie AG	90,076
4,589	Bobst Group AG(b)	205,189
959	Bossard Holding AG	102,327
3,886	Bucher Industries AG	596,692
405	Burckhardt Compression Holding AG	96,388
88	Centralschweizerische Kraftwerke AG	29,511

Shares		Value

SWITZERLAND (continued)
526	Cie Financiere Tradition SA	$57,729
145,635	Clariant AG(b)	2,462,646
1,224	Coltene Holding AG	68,909
35	Conzzeta Holding AG	63,950
3,221	Daetwyler Holding AG	238,944
4,170	Dufry Group(b)	484,356
30	Elektrizitaets-Gesellschaft Laufenburg AG	20,487
809	Emmi AG	134,826
1,783	EMS-Chemie Holding AG	277,221
4,027	Energiedienst Holding AG	208,501
1,522	Flughafen Zuerich AG	561,054
733	Forbo Holding AG	393,670
1,041	Galenica AG	502,754
117,118	Gam Holding Ltd.(b)	1,850,704
8,060	Geberit AG	1,543,936
2,384	Georg Fischer AG(b)	1,022,355
2,364	Givaudan SA	2,435,949
278	Gurit Holding AG	151,847
3,464	Helvetia Holdings AG	1,220,611
4,487	Implenia AG(b)	134,968
273,823	Informa Plc	1,913,006
98	Interroll Holding AG(b)	33,860
93,793	Julius Baer Group Ltd.	3,959,312
591	Kaba Holding AG - Class B	198,191
226	Kardex AG(b)	6,373
1,794	Komax Holding AG(b)	166,720
1,693	Kudelski SA(b)	43,269
1,418	Kuoni Reisen Holding	608,095
94	LEM Holding SA	41,433
15	Lindt & Spruengli AG	430,618
45,393	Logitech International SA(b)	860,763
19,779	Lonza Group AG	1,731,580
1,155	Luzerner Kantonalbank AG	367,375
16	Metall Zug AG - Class B	50,404
8,027	Meyer Burger Technology AG(b)	255,317
11,976	Micronas Semiconductor Holding(b)	106,975
5,846	Mobilezone Holding AG	62,378
2,807	Mobimo Holding AG(b)	538,266
8,105	Nobel Biocare Holding AG	134,006
3,897	OC Oerlikon Corp AG(b)	20,395
19	Orascom Development Holding AG(b)	1,154
333	Orell Fuessli Holding AG	48,391
4,337	Panalpina Welttransport Holding AG(b)	541,657
1,799	Partners Group Holding AG	329,069
255	Phoenix Mecano AG	165,845
58	Precious Woods Holding AG(b)	1,417
329	PubliGroupe SA(b)	32,430
971	Rieter Holding AG(b)	281,220
186	Romande Energie Holding SA	290,138
2,517	Schindler Holding AG	273,684
4,340	Schmolz & Bickenbach AG(b)	80,489

53

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

SWITZERLAND (continued)
458	Schweiter Technologies AG	$311,834
5,945	Schweizerishe National- Versicherungs-Gesellsschaft	192,719
859	SGS SA	1,374,854
149	Siegfried Holding AG(b)	14,377
625	Sika AG	1,238,504
7,707	Sonova Holding AG	892,839
120	Sopracenerina STA Elettrica	28,657
1,192	St. Galler Kantonalbank	560,841
271,165	STMicroelectronics NV	2,371,642
978	Straumann Holding AG	204,733
14,484	Sulzer AG	1,763,308
17,479	Swiss Life Holding AG(b)	2,140,358
64,382	Swisslog Holding AG	57,574
1,273	Swissmetal Holding AG(b)	9,961
1,620	Swissquote Group Holding SA	76,551
396	Tamedia AG	42,656
2,779	Tecan Group AG	193,447
10,690	Temenos Group AG(b)	358,488
2,325	Tornos SA(b)	26,698
1,094	U-Blox AG(b)	58,922
987	Uster Technologies AG(b)	28,134
112	Valartis Group AG	2,720
5,845	Valiant Holding AG	913,532
2,291	Valora Holding AG	605,315
307	Vaudoise Assurances Holding SA	71,411
6,716	Von Roll Holding AG	35,626
17,677	Vontobel Holding AG	610,760
794	VZ Holding AG	84,318
390	Walter Meier AG - Class A(b)	68,564
3,087	Winterthur Technologie AG	156,538
90	Zehnder Group AG	183,832
30	Zuger Kantonalbank AG	154,260

		54,125,625

TAIWAN — 1.0%
8,200	Aaeon Technology, Inc.	14,086
53,905	Ability Enterprise Co. Ltd.	89,603
71,000	Acbel Polytech, Inc.	64,110
114,000	Accton Technology Corp.	81,903
56,000	Achem Technology Corp.	39,959
78,000	Action Electronics Co. Ltd.(b)	30,567
53,000	Advancetek Enterprise Co. Ltd.	38,251
35,125	Advantech Co. Ltd.	95,895
157,000	AGV Products Corp.(b)	70,241
12,000	ALI Corp.	18,379
52,000	Allis Electric Co. Ltd.	20,378
67,000	Alpha Networks, Inc.	59,514
96,682	Altek Corp.	138,607
44,000	Ambassador Hotel (The)	69,618
18,000	AMPOC Far-East Co. Ltd.(b)	11,639
251,354	AmTRAN Technology Co. Ltd.	213,008
35,000	APBC, Inc.	34,804
10,000	Apex Biotechnology Corp.	23,905
33,000	Apex Science & Engineering	14,064

Shares		Value

TAIWAN (continued)
61,000	Arima Communications Corp(b)	$23,905
59,000	Arima Optoelectronics Corp.(b)	15,009
92,000	Asia Optical Co., Inc.(b)	157,131
73,200	Asia Polymer	80,559
82,080	Asia Vital Components Co. Ltd.	90,600
12,000	ASROCK, Inc.	43,499
11,000	Aten International Co. Ltd.	19,290
41,000	Audix Corp.	38,829
19,000	Aurora Corp.	34,002
30,000	Aurora Systems Corp.	29,685
5,000	AV Tech Corp.	14,075
45,270	Avermedia Technologies, Inc.	58,100
57,000	Avision, Inc.	29,504
68,000	Bank of Kaohsiung(b)	28,424
507,350	BES Engineering Corp.	131,719
35,000	Biostar Microtech International Corp.	21,431
9,090	Bright Led Electronics Corp.	9,944
21,000	C Sun Manufacturing Ltd.	17,282
72,320	Cameo Communications, Inc.	37,315
300,400	Capital Securities Corp.	137,341
117,000	Carnival Industrial Corp.(b)	43,749
146,400	Catcher Technology Co. Ltd.	389,648
138,000	Cathay No. 1 REIT	51,556
8,000	Cathay No. 2 REIT	3,004
38,000	Central Reinsurance Co. Ltd.	19,855
47,000	Chainqui Construction Development Co. Ltd.	36,760
79,085	Champion Building Materials Co. Ltd.	63,275
47,000	Charoen Pokphand Enterprise	29,162
323,000	Cheng Loong Corp.	145,564
139,727	Cheng Uei Precision Industry Co. Ltd.	286,559
19,000	Chenming Mold Industry Corp.	14,798
198,614	Chia Hsin Cement Corp.	100,534
58,412	Chicony Electronics Co. Ltd.	128,760
46,740	Chien Kuo Construction Co. Ltd.	24,804
227,418	China Airlines(b)	177,128
40,000	China Chemical & Pharmaceutical Co. Ltd.	39,188
1,494,800	China Development Financial Holding Corp.	443,732
53,000	China Electric Manufacturing Corp.	42,664
121,000	China General Plastics Corp.	48,406
13,000	China Hi-Ment Corp.	15,029
181,836	China Life Insurance Co. Ltd.	147,861
447,505	China Manmade Fibers(b)	211,173
92,774	China Metal Products	95,133
264,391	China Motor Corp.	214,559
524,260	China Petrochemical Development Corp.(b)	443,425
30,114	China Steel Chemical Corp.	109,652
37,000	China Steel Structure Co. Ltd.	27,730

54

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

TAIWAN (continued)
194,616	China Synthetic Rubber Corp.	$193,526
96,000	China Wire & Cable Co. Ltd.(b)	35,896
18,000	Chinese Maritime Transport Ltd.	38,855
143,883	Chin-Poon Industrial Co.	117,469
17,080	Chong Hong Construction Co.	42,112
24,881	Chroma ATE, Inc.	64,028
57,000	Chun Yu Works & Co. Ltd.(b)	17,144
129,100	Chun Yuan Steel	63,029
120,000	Chung Hsin Electric & Machinery Manufacturing Corp.	72,302
352,441	Chung Hung Steel Corp.(b)(c)(d)	154,229
208,000	Chung HWA Pulp Corp.(b)	111,738
781,472	Chunghwa Picture Tubes Ltd.(b)	117,904
39,916	Clevo Co.	87,988
1,098,000	CMC Magnetics Corp.(b)	288,292
123,000	Collins Co. Ltd.	55,432
52,150	Compal Communications, Inc.	44,194
392,000	Compeq Manufacturing Co.(b)	129,935
123,689	Continental Holdings Corp.(b)	47,462
30,000	Coxon Precise Industrial Co. Ltd.	57,117
100,838	CTCI Corp.	113,445
11,085	Cyberlink Corp.	40,906
47,460	CyberTAN Technology, Inc.	62,228
38,000	DA CIN Construction Co. Ltd.	21,407
79,750	Darfon Electronics Corp.	97,925
63,320	Delpha Construction Co. Ltd.	28,639
11,000	Depo Auto Parts Industrial Co. Ltd.	29,995
17,000	DFI, Inc.	16,516
146,712	D-Link Corp.	148,046
68,000	Dynamic Electronics Co. Ltd.	45,746
1,305,849	E.Sun Financial Holding Co. Ltd.	671,656
224,739	Eastern Media International(b)	59,081
71,070	Eclat Textile Co. Ltd.	92,140
23,000	Edom Technology Co. Ltd.	12,731
32,320	Elan Microelectronics Corp.	46,599
14,000	E-Life Mall Corp.	21,488
27,294	Elite Material Co. Ltd.	25,492
24,570	Elite Semiconductor Memory Technology, Inc.	39,437
255,789	Elitegroup Computer Systems Co. Ltd.	97,315
181,000	Entie Commercial Bank(b)	82,457
134,000	Epistar Corp.	428,411
200,469	Eternal Chemical Co. Ltd.	232,080
309,281	Eva Airways Corp.(b)	312,094
63,000	Everest Textile Co. Ltd.(b)	15,698
148,000	Evergreen International Storage & Transport Corp.	131,463
361,000	Evergreen Marine Corp. Taiwan Ltd.(b)	300,622

Shares		Value

TAIWAN (continued)
109,000	Everlight Chemical Industrial Corp.	$130,103
28,643	Everlight Electronics Co. Ltd.	79,134
85,000	Everspring Industry Co.(b)	33,588
20,000	Excel Cell Electronic Co. Ltd.	12,442
16,000	Excelsior Medical Co. Ltd.	50,370
353,040	Far Eastern Department Stores Co. Ltd.	438,108
497,284	Far Eastern International Bank	220,048
16,000	Faraday Technology Corp.	31,507
36,000	Farglory Land Development Co. Ltd.	89,349
119,880	Federal Corp.	76,340
56,320	Feng Hsin Iron & Steel Co.	92,513
45,154	Feng TAY Enterprise Co. Ltd.	46,892
91,000	First Copper Technology Co. Ltd.	41,753
45,780	First Hotel	44,552
74,000	First Insurance Co. Ltd.	39,028
33,079	First Steamship Co. Ltd.	65,895
6,300	Flytech Technology Co. Ltd.	16,603
101,761	Forhouse Corp.	100,194
6,000	Formosa Advanced Technologies Co. Ltd.	6,780
37,000	Formosa Epitaxy, Inc.	48,936
8,886	Formosa International Hotels Corp.	144,224
45,000	Formosa Oilseed Processing(b)	22,925
337,000	Formosa Taffeta Co. Ltd.	306,499
124,000	Formosan Rubber Group, Inc.	97,997
130,441	Formosan Union Chemical(b)	73,694
18,000	Founding Construction & Development Co. Ltd.	13,226
5,700	Foxconn Technology Co. Ltd.	17,795
70,000	Froch Enterprise Co. Ltd.(b)	37,947
75,272	FSP Technology, Inc.	96,236
89,000	Fubon No 2 REIT	32,262
28,000	Fullerton Technology Co. Ltd.	31,089
63,000	Fwusow Industry Co. Ltd.	29,729
41,000	G Shank Enterprise Co. Ltd.	33,072
7,700	Gamma Optical Co. Ltd.	6,010
41,000	Gem Terminal Industrial Co. Ltd.	29,992
32,887	Gemtek Technology Corp.	51,122
14,000	Genesis Photonics, Inc.(b)	24,231
5,000	Geovision, Inc.	16,328
171,000	Getac Technology Corp.	101,076
34,143	Giant Manufacturing Co. Ltd.	134,358
71,000	Giantplus Technology Co. Ltd.(b)	47,648
85,781	Gigabyte Technology Co. Ltd.	84,180
11,550	Gigastorage Corp.	18,784
36,704	Gintech Energy Corp.	105,959
35,000	Global Brands Manufacture Ltd.	21,260
9,000	Global Mixed Mode Technology, Inc.	41,001
12,000	Global Unichip Corp.	49,377

55

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

TAIWAN (continued)
51,000	Globe Union Industrial Corp.	$53,546
163,770	Gold Circuit Electronics Ltd.	59,098
496,884	Goldsun Development & Construction Co. Ltd.	256,381
308,000	Grand Pacific Petrochemical	170,488
59,000	Great China Metal Industry	56,646
66,000	Great Taipei Gas Co. Ltd.	37,719
108,000	Great Wall Enterprise Co.	113,215
149,140	Greatek Electonics, Inc.	142,704
21,943	Green Energy Technology, Inc.	62,415
64,000	GTM Corp.(b)	45,354
71,500	Hannstar Board Corp.	49,735
1,897,000	HannStar Display Corp.(b)	379,753
146,000	Hey Song Corp.	117,767
88,485	Highwealth Construction Corp.	158,352
31,620	Hitron Technology, Inc.	21,478
148,523	Ho Tung Chemical Corp.(b)	78,090
77,000	Hocheng Group Corp.(b)	28,037
44,000	Hold-Key Electric Wire & Cable Co. Ltd.(b)	31,109
28,800	Holiday Entertainment Co. Ltd.(b)	25,864
14,000	Holtek Semiconductor, Inc.	20,597
74,135	Holystone Enterprise Co. Ltd.	90,062
77,000	Hong Tai Electric Industrials	40,610
56,000	Hotai Motor Co. Ltd.	162,761
68,678	Hsin Kuang Steel Co. Ltd.	64,032
201,000	HUA ENG Wire & Cable Co., Ltd.	73,189
34,192	Huaku Development Co. Ltd.	94,799
19,000	Huang Hsiang Construction Co.	40,393
26,000	Hung Ching Development Co.	14,604
37,743	Hung Poo Real Estate Development Corp.	56,143
220,000	Hung Sheng Construction Co. Ltd.	127,525
78,000	Hwa Fong Rubber Co. Ltd.(b)	27,128
49,341	Ichia Technologies, Inc.	25,298
10,000	I-Chiun Precision Industry Co. Ltd.	12,246
11,000	ICP Electronics, Inc.	15,159
23,000	Infortrend Technology, Inc.	30,194
630,604	Inotera Memories, Inc.(b)	308,903
79,000	Inventec Appliances Corp.	61,272
830,140	Inventec Co. Ltd.	436,466
24,000	I-Sheng Electric Wire & Cable Co. Ltd.	40,991
19,000	ITE Technology, Inc.	33,258
17,000	ITEQ Corp.	24,927
16,500	Jess-Link Products Co. Ltd.	46,124
13,000	K Laser Technology, Inc.	9,616
44,000	Kang Na Hsiung Enterprise Co. Ltd.	29,528
35,000	Kaulin Manufacturing Co. Ltd.	31,775
132,180	Kee Tai Properties Co. Ltd.	66,691
102,777	Kenda Rubber Industrial Co. Ltd.	106,397

Shares		Value

TAIWAN (continued)
149,000	Kindom Construction Co.	$131,378
509,184	King Yuan Electronics Co. Ltd.(b)	231,134
212,185	King’s Town Bank(b)	96,663
22,680	King’s Town Construction Co. Ltd.	20,405
13,000	Kinik Co.	23,477
18,000	Kinko Optical Co. Ltd.(b)	18,752
468,343	Kinpo Electronics, Inc.(b)	164,417
102,000	Kinsus Interconnect Technology Corp.	277,139
15,119	KS Terminals, Inc.	15,207
16,000	Kung Long Batteries Industrial Co. Ltd.	32,448
128,000	Kuoyang Construction Co. Ltd.(b)	91,126
177,800	Kwong Fong Industries(b)	83,902
41,000	KYE Systems Corp.	35,549
62,000	L&K Engineering Co. Ltd.	61,855
116,000	LAN FA Textile(b)	59,475
7,100	Largan Precision Co. Ltd.	140,741
43,000	Leader Electronics, Inc.	28,857
4,199	LeadTrend Technology Corp.	17,141
241,757	Lealea Enterprise Co. Ltd.	142,900
56,875	LEE Chang Yung Chemical Industries Corp.	114,970
56,000	Lee Chi Enterprises Co. Ltd.	26,609
34,000	Lelon Electronics Corp.(b)	25,093
33,000	Leofoo Development Co. Ltd.(b)	22,200
26,750	Les Enphants Co. Ltd.	38,830
86,000	Li Peng Enterprise Co. Ltd.(b)	45,357
25,000	Lian HWA Food Corp.	19,063
175,111	Lien HWA Industrial Corp.	128,954
70,000	Lingsen Precision Industries Ltd.	47,205
99,294	Lite-On It Corp.	105,386
93,000	Lite-On Semiconductor Corp.(b)	53,301
34,169	Lite-On Technology Corp.	45,136
72,000	Long Bon International Co. Ltd.	29,274
141,547	Long Chen Paper Co. Ltd.	58,474
5,451	Lotes Co. Ltd.	28,304
69,000	Lucky Cement Corp.	16,922
11,550	Lumax International Corp. Ltd.	20,443
885,385	Macronix International	545,026
24,000	Makalot Industrial Co. Ltd.	54,863
35,000	Marketech International Corp	19,659
318,000	Masterlink Securities Corp.	127,215
14,000	Maxtek Technology Co. Ltd.	19,248
59,400	Mayer Steel Pipe Corp.	50,629
82,000	Meiloon Industrial Co. Ltd.	46,193
122,850	Mercuries & Associates Ltd.	85,654
8,000	Merida Industry Co. Ltd.	13,873
26,849	Merry Electronics Co. Ltd.	44,892
117,000	Microelectronics Technology, Inc.(b)	73,360

56

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

TAIWAN (continued)
398,404	Micro-Star International Co. Ltd.	$213,374
5,000	Min Aik Technology Co. Ltd.	9,046
500,000	Mitac International	224,515
39,000	Mosel Vitelic Inc.(b)	20,633
53,044	Nan Kang Rubber Tire Co. Ltd.(b)	75,180
31,440	Nan Ya Printed Circuit Board Corp.	128,341
50,760	Nantex Industry Co. Ltd.	34,562
217,872	Nanya Technology Corp.(b)	130,560
24,000	National Petroleum Co. Ltd.	27,353
66,637	Nien Hsing Textile Co. Ltd.	50,813
61,000	Novatek Microelectronics Corp. Ltd.	177,294
87,360	Opto Technology Corp.	61,480
118,000	Orient Semiconductor Electronics Ltd.(b)	30,789
121,000	Oriental Union Chemical Corp.	127,633
96,453	Pan Jit International, Inc.(b)	120,009
52,561	Pan-International Industrial.	78,443
15,299	Paragon Technologies Co. Ltd.	35,173
98,746	Phihong Technology Co. Ltd.	204,124
15,000	Pihsiang Machinery Manufacturing Co. Ltd.(b)	23,219
22,000	Plotech Co. Ltd.	14,369
765,786	Polaris Securities Co. Ltd.	425,138
11,000	Polytronics Technology Corp.	21,877
189,715	POU Chen Corp.	179,669
36,000	Power Quotient International Co. Ltd.	22,396
50,000	Powertech Technology, Inc.	164,917
28,000	President Chain Store Corp.	111,098
264,360	President Securities Corp.	155,397
229,867	Prince Housing Development Corp.	168,901
121,000	Prodisc Technology, Inc.(b)	1,541
26,000	Promate Electronic Co. Ltd.	20,633
420,000	Qisda Corp.(b)	293,519
64,000	Quintain Steel Co. Ltd.(b)	22,572
139,110	Radiant Opto-Electronics Corp.	209,654
179,429	Radium Life Tech Co. Ltd.	239,657
8,416	Ralec Electronic Corp.	16,765
51,893	Realtek Semiconductor Corp.	123,032
69,000	Rechi Precision Co. Ltd.(b)	37,180
37,000	Rexon Industrial Corp. Ltd.(b)	12,204
20,370	Richtek Technology Corp.	159,985
762,398	Ritek Corp.(b)	214,367
82,000	Ruentex Development Co. Ltd.	136,035
99,000	Ruentex Industries Ltd.	282,889
128,335	Sampo Corp.(b)	31,223
11,550	San Fang Chemical Industry Co. Ltd.	13,673
253,000	Sanyang Industrial Co. Ltd.(b)	136,739
21,000	Sanyo Electric Taiwan Co. Ltd.	21,740
20,000	Sesoda Corp.	24,231
33,000	Sheng Yu Steel Co. Ltd.	24,086

Shares		Value

TAIWAN (continued)
14,840	ShenMao Technology, Inc.	$25,298
51,000	Shih Wei Navigation Co. Ltd.	65,454
136,000	Shihlin Electric & Engineering Corp.	162,552
32,000	Shihlin Paper Corp.(b)	73,256
66,000	Shin Kong No.1 REIT	21,640
41,000	Shin Zu Shing Co. Ltd.	106,043
23,100	Shining Building Business Co. Ltd.(b)	23,310
65,000	Shinkong Insurance Co. Ltd.	50,520
537,425	Shinkong Synthetic Fibers Corp.	272,034
79,000	Shinkong Textile Co. Ltd.	99,455
44,000	Shuttle, Inc.(b)	34,055
73,000	Sigurd Microelectronics Corp.	62,579
265,000	Silicon Integrated Systems Corp.	166,158
61,000	Sinbon Electronics Co. Ltd.	48,009
126,170	Sincere Navigation Corp.	152,863
128,000	Sinon Corp.	59,357
1,690,000	SinoPac Financial Holdings Co. Ltd.	637,444
103,115	Sintek Photronic Corp.(b)	76,440
36,513	Sinyi Realty Co.	70,948
17,339	Sitronix Technology Corp.	29,727
44,000	Siward Crystal Technology Co. Ltd.(b)	26,080
26,000	Solelytex Industrial Corp.(b)	18,383
50,000	Solomon Technology Corp.(b)	23,921
24,000	Sonix Technology Co. Ltd.	50,396
93,000	Southeast Cement Co. Ltd.	37,052
40,000	Spirox Corp.	33,702
30,000	Springsoft, Inc.	40,070
8,000	Standard Chemical & Pharmaceutical Corp.	9,340
49,450	Standard Foods Corp.	132,420
22,058	Star Comgistic Capital Co. Ltd.(b)	28,165
16,000	Stark Technology, Inc.	15,884
203,399	Sunplus Technology Co. Ltd.(b)	151,446
38,500	Sunrex Technology Corp.	39,919
11,000	Super Dragon Technology Co. Ltd.	19,039
48,000	Supreme Electronics Co. Ltd.	32,605
33,000	Sweeten Construction Co. Ltd.	17,835
57,000	T JOIN Transportation Co.	50,073
130,919	TA Chen Stainless Pipe Co. Ltd.	86,577
789,000	TA Chong Bank Co. Ltd.(b)	186,805
234,000	Ta Ya Electric Wire & Cable.	68,393
13,771	TA-I Technology Co. Ltd.	14,391
290,595	Taichung Commercial Bank(b)	96,322
30,000	Tainan Enterprises Co. Ltd.	40,952
403,920	Tainan Spinning Co. Ltd.	265,793
1,440,038	Taishin Financial Holding Co. Ltd.(b)	630,162
67,600	Taisun Enterprise Co. Ltd.	39,737
99,000	Taita Chemical Co. Ltd.(b)	41,221

57

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

TAIWAN (continued)
1,062,080	Taiwan Business Bank(b)	$353,778
74,120	Taiwan Cogeneration Corp.	42,359
2,000	Taiwan Fertilizer Co. Ltd.	6,825
60,320	Taiwan Fire & Marine Insurance Co.	43,140
42,000	Taiwan Fu Hsing Industrial Co. Ltd.	27,432
260,239	Taiwan Glass Industrial Corp.	314,447
40,750	Taiwan Hon Chuan Enterprise Co. Ltd.	81,044
63,306	Taiwan Land Development Corp.(b)	28,736
86,627	Taiwan Life Insurance Co. Ltd.	91,092
118,150	Taiwan Mask Corp.	49,966
82,544	Taiwan Navigation Co. Ltd.	100,277
54,600	Taiwan Paiho Ltd.	60,535
102,000	Taiwan Pulp & Paper Corp.(b)	63,788
38,117	Taiwan Secom Co. Ltd.	68,338
62,000	Taiwan Sogo Shin Kong Security Co. Ltd.	47,682
171,000	Taiwan Styrene Monomer Corp.	80,693
209,469	Taiwan TEA Corp.	137,838
84,000	Taiyen Biotech Co. Ltd.	66,522
2,235,000	Tatung Co. Ltd.(b)	526,973
96,000	Teapo Electronic Corp.(b)(c)(d)	17,650
734,000	Teco Electric and Machinery Co. Ltd.	460,226
62,000	Tecom Co. Ltd.(b)	19,660
9,450	Test Research, Inc.	12,313
35,000	Test-Rite International Co.	27,432
17,000	Thinking Electronic Industrial Co. Ltd.	26,176
40,049	Thye Ming Industrial Co, Ltd.	48,980
222,000	Ton Yi Industrial Corp.	115,272
8,000	Tong Hsing Electronic Industries Ltd.	33,571
34,860	Tong Yang Industry Co. Ltd.	55,384
45,000	Tong-Tai Machine & Tool Co. Ltd.	46,805
48,960	Topco Scientific Co. Ltd.	62,836
29,000	Topoint Technology Co. Ltd.	25,476
43,137	Transcend Information, Inc.	107,203
46,957	Tripod Technology Corp.	180,182
18,988	Tsann Kuen Enterprise Co. Ltd.	35,717
84,135	TSRC Corp.	152,765
22,000	Ttet Union Corp.	32,689
208,315	Tung Ho Steel Enterprise Corp.	194,903
45,898	TXC Corp.	84,687
59,400	TYC Brother Industrial Co. Ltd.	37,244
129,303	Tycoons Group Enterprise(b)	33,401
25,000	Tyntek Corp.	19,512
28,000	Tze Shin International Co. Ltd.	12,664
72,000	U-Ming Marine Transport Corp.	148,131
223,288	Unimicron Technology Corp.	379,906
264,071	Union Bank of Taiwan(b)	77,268
20,000	Unitech Computer Co. Ltd.	11,267

Shares		Value

TAIWAN (continued)
152,000	Unitech Printed Circuit Board Corp.(b)	$71,479
26,000	United Integrated Services Co. Ltd.	35,194
18,913	Unity Opto Technology Co. Ltd.	28,844
133,000	Universal Cement Corp.	83,392
49,000	Universal Microelectronics Co. Ltd.(b)	29,283
287,676	UPC Technology Corp.	217,954
183,960	USI Corp.	159,500
35,000	U-Tech Media Corp.(b)	13,544
56,848	Ve Wong Corp.	44,834
7,349	Via Technologies, Inc.(b)	6,432
8,744	Visual Photonics Epitaxy Co. Ltd.	17,590
68,000	Wah Lee Industrial Corp.	127,022
1,054,000	Walsin Lihwa Corp.(b)	631,612
217,526	Walsin Technology Corp.(b)	127,156
74,652	Walton Advanced Engineering, Inc.	35,471
167,000	Wan Hai Lines Ltd.(b)	122,708
820,659	Waterland Financial Holdings	265,053
69,000	Wei Chih Steel Industrial(b)	19,581
53,000	Wei Chuan Food Corp.	60,405
28,000	Weikeng Industrial Co. Ltd.	24,506
15,300	Well Shin Technology Co. Ltd.	27,331
37,000	Wellypower Optronics Corp.	37,336
40,000	Weltrend Semiconductor, Inc.	33,767
1,189,977	Winbond Electronics Corp.(b)	310,887
299,000	Wintek Corp.(b)	503,842
31,495	Wistron NeWeb Corp.	67,883
71,975	WPG Holdings Co. Ltd.	133,742
96,000	WT Microelectronics Co. Ltd.	152,520
79,000	Wus Printed Circuit Co. Ltd.(b)	48,115
801,000	Yageo Corp.(b)	341,363
396,000	Yang Ming Marine Transport Corp.(b)	301,318
24,000	Yem Chio Co. Ltd.	22,455
82,077	Yeun Chyang Industrial Co. Ltd.	62,185
101,279	Yi Jinn Industrial Co. Ltd.(b)	39,193
363,073	Yieh Phui Enterprise Co. Ltd.	130,425
96,564	Yosun Industrial Corp.	166,503
6,000	Young Optics, Inc.	29,391
425,246	Yuen Foong Yu Paper Manufacturing Co. Ltd.	209,696
352,000	Yulon Motor Co. Ltd.	688,562
26,000	Yulon Nissan Motor Co. Ltd.(b)	120,569
16,000	Yung Chi Paint & Varnish Manufacturing Co. Ltd.	23,043
10,000	Yung Shin Pharmaceutical Industrial Co. Ltd.	13,389
130,000	Yungtay Engineering Co. Ltd.	172,150
48,000	Zenitron Corp.	29,705
89,435	Zig Sheng Industrial Co. Ltd.	48,045
26,169	Zinwell Corp.	42,687

58

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

TAIWAN (continued)
41,000	Zippy Technology Corp.	$34,946
140,416	Zyxel Communications Corp.	93,316

		41,450,008

THAILAND — 0.2%
108,700	Amata Corp. Public Co. Ltd.	56,199
379,400	Asia Plus Securities Public Co. Ltd.	35,434
344,900	Asian Property Development Public Co. Ltd.	75,929
178,200	Bangchak Petroleum Public Co. Ltd.	90,943
75,000	Bangkok Dusit Medical Services Public Co. Ltd.	100,692
120,600	Bangkok Expressway Public Co. Ltd.	74,822
17,400	Bangkok Insurance Public Co. Ltd.	148,579
2,392,900	Bangkokland Public Co. Ltd.(b)	60,661
91,200	BEC World Public Co. Ltd.	101,147
19,000	Big C Supercenter Public Co. Ltd.	39,927
1,158,900	CalComp Electronics Public Co. Ltd.	145,346
224,000	Central Plaza Hotel Public Co. Ltd.	37,732
190,700	CH Karnchang Public Co. Ltd.	64,245
217,000	Delta Electronics Thai Public Co. Ltd.	229,812
31,200	Dynasty Ceramic Public Co. Ltd.	61,141
137,900	Eastern Water Resources Development and Management Public Co. Ltd.	31,508
1,000	Electricity Generating Public Co. Ltd.	3,202
1,200,000	G J Steel Public Co. Ltd.(b)	10,007
2,149,700	G Steel Public Co. Ltd.(b)	45,891
143,500	GFPT Public Co. Ltd.	38,292
79,700	Glow Energy Public Co. Ltd.	132,257
84,200	Hana Microelectronics Public Co. Ltd.	70,213
1,785,800	Hemaraj Land and Development Public Co. Ltd.	113,176
729,781	Home Product Center Public Co. Ltd.	234,903
63,100	ICC International Public Co. Ltd.	84,189
105,000	Indorama Polymers Public Co. Ltd.(c)(d)	28,019
3,050,900	IRPC Public Co. Ltd.	431,482
664,100	Italian-Thai Development Public Co. Ltd.(b)	107,656
930,500	Jasmine International Public Co. Ltd.	47,798
120,000	Khon Kaen Sugar Industry Public Co. Ltd.	50,834
112,300	Kiatnakin Bank Public Co. Ltd.	148,897

Shares		Value

THAILAND (continued)
452,800	Land & Houses Public Co. Ltd. - NVDR	$105,724
102,400	LPN Development Public Co. Ltd.	39,621
85,600	Major Cineplex Group Public Co. Ltd.	39,688
28,700	MBK Public Co. Ltd.	100,517
105,700	Minor International Public Co. Ltd.	43,013
32,900	Padaeng Industry Public Co. Ltd.	25,569
41,400	Phatra Securities Public Co. Ltd.	39,356
205,100	Precious Shipping Public Co. Ltd.	130,667
308,300	PTT Aromatics & Refining Public Co. Ltd.	305,935
1,000,000	Quality Houses Public Co. Ltd.	77,385
59,600	Ratchaburi Electricity Generating Holding Public Co. Ltd.	72,562
97,300	Regional Container Lines Public Co. Ltd.(b)	49,656
153,900	Robinson Department Store Public Co. Ltd.	117,555
115,300	Rojana Industrial Park Public Co. Ltd.	43,074
75,400	Saha-Union Public Co. Ltd.	94,313
2,132,000	Sahaviriya Steel Industries Public Co. Ltd.(b)	113,783
158,900	Samart Corp. Public Co. Ltd.	42,667
298,800	Sansiri Public Co. Ltd.	57,308
77,900	SC Asset Corp. Public Co. Ltd.	45,992
10,600	Siam City Cement Public Co. Ltd.	81,674
19,300	Siam Makro Public Co. Ltd.	87,552
65,200	Siamgas & Petrochemicals Public Co. Ltd.	40,886
98,200	Sino Thai Engineering & Construction Public Co. Ltd.	44,875
99,100	Supalai Public Co. Ltd.	39,666
1,330,700	Tata Steel Thailand Public Co. Ltd.(b)	79,008
297,500	Thai Airways International Public Co. Ltd.	461,433
30,000	Thai Carbon Black Public Co. Ltd.	35,274
15,000	Thai Central Chemical Public Co. Ltd.	8,205
165,600	Thai Oil Public Co. Ltd.	292,755
143,800	Thai Plastic & Chemical Public Co. Ltd.	90,175
18,200	Thai Stanley Electric Public Co. Ltd.	112,612
233,100	Thai Tap Water Supply Public Co. Ltd.	50,927
167,265	Thai Union Frozen Products Public Co. Ltd.	320,805

59

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

THAILAND (continued)
244,900	Thanachart Capital Public Co. Ltd.	$322,667
155,760	Thoresen Thai Agencies Public Co. Ltd.	121,054
92,400	Ticon Industrial Connection Public Co. Ltd.	42,532
77,800	Tisco Financial Group Public Co. Ltd.	108,993
4,947,400	TMB Bank Public Co. Ltd.(b)	372,953
463,100	TPI Polene Public Co. Ltd.	191,542
333,000	True Corp. Public Co. Ltd.(b)	51,316
256,900	Vinythai Public Co. Ltd.	83,120

		7,485,342

TURKEY — 0.2%
11,722	Adana Cimento - Class A	44,538
84,071	Advansa Sasa Polyester Sanayi AS(b)	46,890
13,070	Akcansa Cimento AS	70,165
29,891	Akenerji Elektrik Uretim AS - Placement Shares(b)	80,858
36,249	Aksa Akrilik Kimya Sanayii	81,376
73,605	Aksigorta AS	114,948
1	Alarko Holding AS	2
21,753	Albaraka Turk Katilim Bankasi AS	43,677
13,283	Altinyildiz(b)	74,085
1	Anadolu Cam Sanayii AS(b)	2
25,952	Anadolu Hayat Emeklilik AS	106,752
77,417	Anadolu Sigorta	69,086
18,756	Arcelik AS	103,956
86,901	Asya Katilim Bankasi AS	224,167
46,890	Aygaz AS	248,450
6,325	Bati Cimento	34,395
0	Bolu Cimento Sanayii AS	0
2,472	Borusan Mannesmann Boru Sanayi	32,056
514	Brisa Bridgestone Sabanci	40,852
1,034	BSH Ev Aletleri Sanayi ve Ticaret AS	93,715
16,881	Bursa Cimento	55,785
0	Celebi Hava Servisi	6
12,995	Cimsa Cimento Sanayi ve Ticaret AS	101,470
19,705	Coca-Cola Icecek AS	252,778
28,721	Deva Holding AS(b)	66,078
493,980	Dogan Sirketler Grubu Holdings(b)	358,169
33,757	Dogan Yayin Holding(b)	34,596
21,336	Dogus Otomotiv Servis ve Ticaret AS(b)	160,650
15,000	EGE Seramik Sanayi Ve Ticaret AS(b)	17,255
90,228	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	166,070

Shares		Value

TURKEY (continued)
1	Eregli Demir Ve Celik Fabrikalari TAS(b)	$3
12,207	Ford Otomotiv Sanayi AS	108,083
40,933	Gentas Genel Metal Sanayi	45,660
2,500	Goodyear Lastikleri Turk AS(b)	33,813
120,000	GSD Holding AS(b)	93,701
9,201	Hurriyet Gazetecilik AS	10,584
88,602	Ihlas Holding AS(b)	55,594
32,427	IS Yatirim Menkul Degerler AS	49,511
30,000	Isiklar Yatirim Holding AS(b)	28,445
10,001	Izmir Demir Celik Sanayi AS(b)	19,523
56,619	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS - Class A(b)	44,606
428	Kartonsan Karton Sanayi	46,891
842	Konya Cimento Sanayii AS	89,815
70,872	Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi ve Ticaret AS(b)	166,019
18,000	Koza Anadolu Metal Madencilik Isletmeleri AS(b)	54,464
18,103	Mardin Cimento Sanayii	95,919
33,242	Marmaris Marti Otel Isletmel(b)	26,420
60,000	Net Holding AS(b)	37,229
58,142	Net Turizm Ticaret Ve Sanayi SA(b)	40,535
2,633	Nortel Networks Netas Telekomunikasyon AS	97,291
5,026	Otokar Otobus Karoseri Sanayi AS	65,525
20,000	Park Elektrik Madencilik Sanayi Ve Ticaret AS(b)	39,600
113,035	Petkim Petrokimya Holding AS(b)	198,591
11,338	Pinar Entegre Et Ve Un Sanayi AS	50,985
7,882	Pinar SUT Mamulleri Sanayii	64,294
32,559	Sarkuysan Elektrolitik Bakir	91,706
126,564	Sekerbank TAS	160,594
46,195	Selcuk Ecza Deposu Ticaret ve Sanayi AS	89,534
31,610	Sinpas Gayrimenkul Yatirim Ortakligi AS REIT(b)	48,043
20,000	Soda Sanayii AS(b)	29,560
18,260	TAT Konserve(b)	51,686
21,043	TAV Havalimanlari Holding AS(b)	110,031
24,861	Tekfen Holding AS	108,329
30,001	Tekstil Bankasi AS(b)	23,217
25,412	Tofas Turk Otomobil Fabrikasi AS	140,849
115,395	Trakya Cam Sanayi AS(b)	244,572
16,909	Turcas Petrolculuk AS	80,752
63,902	Turk Ekonomi Bankasi AS	109,596
89,880	Turk Hava Yollari AO(b)	372,842
202,912	Turk Sise ve Cam Fabrikalari AS(b)	379,129

60

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

TURKEY (continued)
127,271	Turkiye Sinai Kalkinma Bankasi AS	$234,250
57,265	Ulker Biskuvi Sanayi AS	186,844
24,185	Vestel Beyaz Esya Sanayi Ve Ticaret AS	65,085
1	Vestel Elektonik Sanayi(b)	1
15,401	Yapi Kredi Finansal Kiralama AO	53,149
9,284	Yapi Kredi Sigorta AS(b)	93,206
42,319	Zorlu Enerji Elektrik Uretim AS(b)	87,923

		7,046,826

UNITED ARAB EMIRATES — 0.0%
84,317	Dragon Oil Plc(b)	604,368
34,678	Lamprell Plc	186,704

		791,072

UNITED KINGDOM — 5.5%
5,277	888 Holdings Plc	3,868
275,597	Aberdeen Asset Management Plc	785,174
36,626	Admiral Group Plc	956,614
19,217	AEA Technology Plc(b)	1,888
176,759	Aegis Group Plc	356,022
339,486	Afren Plc(b)	704,452
19,549	Aga Rangemaster Group Plc(b)	27,252
63,284	Aggreko Plc	1,597,108
4,985	Alterian Plc(b)	16,854
90,474	AMEC Plc	1,574,394
213,890	Amlin Plc	1,393,534
51,177	Anglo Pacific Group Plc	270,613
60,613	Anite Plc	49,533
196,439	Antisoma Plc(b)	19,830
57,224	Arena Leisure Plc	29,800
247,380	ARM Holdings Plc	1,440,091
47,156	Ashmore Group Plc	289,171
293,312	Ashtead Group Plc	590,779
13,043	Atkins (WS) Plc	157,374
41,622	Autonomy Corp. Plc(b)	975,057
10,641	Aveva Group Plc	254,055
6,967	Avis Europe Plc(b)	25,230
1,247	Axis-Shield Plc(b)	5,185
48,334	Babcock International Group Plc	449,201
292,859	Balfour Beatty Plc	1,298,457
5,824	Barr (A.G.) Plc	114,225
309,805	Barratt Developments Plc(b)	387,703
155,803	BBA Aviation Plc	503,299
3,277	Bellway Plc	28,040
65,010	Berkeley Group Holdings Plc(b)	876,585
14,232	Big Yellow Group Plc REIT	75,757
10,233	Bloomsbury Publishing Plc	20,824
11,053	BlueBay Asset Management Plc	86,518
94,298	Bodycote Plc	400,413
20,611	Boot (Henry) Plc	29,393

Shares		Value

UNITED KINGDOM (continued)
51,696	Bovis Homes Group Plc(b)	$288,268
2,280	Braemar Shipping Services Plc	19,363
1,216	Brammer Plc(b)	3,800
70,683	Brewin Dolphin Holdings Plc	156,864
386,978	British Airways Plc(b)	1,678,550
105,756	British Land Co. Plc REIT	863,394
42,974	Britvic Plc	332,180
43,750	BSS Group Plc	310,557
55,082	BTG Plc(b)	213,592
83,857	Bunzl Plc	992,987
91,462	Burberry Group Plc	1,493,395
970	Business Post Group Plc	6,062
866,380	Cable & Wireless Communi- cations Plc	742,021
589,793	Cable & Wireless Worldwide	663,432
290,784	Cairn Energy Plc(b)	1,798,064
61,273	Capita Group Plc (The)	752,560
64,436	Capital & Counties Properties Plc	154,152
80,226	Capital & Regional Plc(b)	44,029
60,948	Capital Shopping Centres Group Plc REIT	375,407
160,932	Carillion Plc	887,334
3,444	Carpetright Plc	38,988
70,512	Carphone Warehouse Group Plc(b)	344,041
20,799	Centaur Media Plc	17,830
3,699	Charles Stanley Group Plc	14,729
714	Charles Taylor Consulting Plc	2,208
213,396	Chaucer Holdings Plc	174,388
6,214	Chemring Group Plc	298,513
37,187	Chesnara Plc	129,304
5,683	Chime Communications Plc	18,941
4,522	Chrysalis Group Plc(b)	7,970
27,947	Cineworld Group Plc	99,862
4,407	Clarkson Plc	75,206
56,968	Close Brothers Group Plc	704,250
294,406	Cobham Plc	1,092,559
71,989	Collins Stewart Plc	92,282
122,410	Colt Telecom Group SA(b)	237,335
60,264	Computacenter Plc	353,426
5,789	Consort Medical Plc	46,380
203,040	Cookson Group Plc(b)	1,675,516
5,973	Corin Group Plc	4,690
8,886	Costain Group Plc	29,865
18,473	Cranswick Plc	264,923
126	Crew Gold Corp.(b)	579
34,340	Croda International Plc	791,260
60,444	CSR Plc(b)	307,799
62,834	Daily Mail & General Trust Plc - Class A	540,666
52,253	Dairy Crest Group Plc	310,129
66,668	Davis Service Group Plc	444,183
367,663	Debenhams Plc(b)	449,799
3,627	Dechra Pharmaceuticals Plc	30,802
24,351	Development Securities Plc	91,695

61

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

UNITED KINGDOM (continued)
51,874	Devro Plc	$187,022
4,050	Dialight Plc	27,775
7,308	Dignity Plc	76,876
46,143	Diploma Plc	191,683
21,990	Domino Printing Sciences Plc	185,693
12,931	Domino’s Pizza UK & Ireland Plc	101,052
115,132	Drax Group Plc	702,326
52,147	DS Smith Plc	140,461
1,881,762	DSG International Plc(b)	808,994
8,616	Dunelm Group Plc	66,503
3,008	E2V Technologies Plc(b)	4,723
95,142	easyJet Plc(b)	695,179
43,305	Electrocomponents Plc	169,243
196,823	Elementis Plc	361,111
232,983	EnQuest Plc(b)	482,333
1,480,000	Ensco International Plc - ADR	68,583,200
261,347	Enterprise Inns Plc(b)	477,819
14,750	Erinaceous Group Plc(b)(c)(d)	0
8,964	Euromoney Institutional Investor Plc	93,219
58,537	Evolution Group Plc	83,011
232,390	F&C Asset Management Plc	249,489
80,315	Fenner Plc	335,761
2,340	Ferrexpo Plc	12,163
48,122	Fiberweb Plc	61,880
5,890	Fidessa Group Plc	151,006
65,866	Filtrona Plc	262,691
11,172	Filtronic Plc	6,400
20,392	Findel Plc(b)	5,473
87,570	Firstgroup Plc	572,359
8,058	Forth Ports Plc	170,436
312,657	Fortune Oil Plc(b)	37,574
4,872	Fuller Smith & Turner - Class A	46,372
36,937	Future Plc	13,021
534,074	G4S Plc	2,239,572
25,204	Galliford Try Plc	123,177
144,061	Game Group Plc	163,317
5,558	Games Workshop Group Plc	37,627
64,530	Gem Diamonds Ltd.(b)	205,249
24,632	Genus Plc	333,318
833,596	GKN Plc	2,368,232
6,706	Go-Ahead Group Plc	146,568
38,840	Great Portland Estates Plc REIT	215,024
48,075	Greene King Plc	322,154
15,572	Greggs Plc	114,355
22,208	Halfords Group Plc	150,703
108,988	Halma Plc	570,542
77,759	Hammerson Plc REIT	522,190
36,175	Hampson Industries Plc	18,549
4,000	Hansard Global Plc	11,216
29,508	Hargreaves Lansdown Plc	221,518
23,157	Headlam Group Plc	118,739
45,496	Helical Bar Plc	236,855
38,760	Helphire Plc(b)	13,508
192,769	Henderson Group Plc	405,875

Shares		Value

UNITED KINGDOM (continued)
14,452	Heritage Oil Ltd.(b)	$79,777
47,848	Hikma Pharmaceuticals Plc	602,624
27,856	Hill & Smith Holdings Plc	135,357
14,803	Holidaybreak Plc	69,973
433,972	Home Retail Group Plc	1,522,880
87,625	Homeserve Plc	636,464
87,655	Howden Joinery Group Plc(b)	109,204
47,521	Hunting Plc	490,759
70,024	Huntsworth Plc	89,763
1,602	Hyder Consulting Plc	9,883
213,499	ICAP Plc	1,560,670
93,891	IG Group Holdings Plc	795,113
43,579	Imagination Technologies Group Plc(b)	303,198
76,689	IMI Plc	970,164
219,428	InchCape Plc(b)	1,226,038
77,411	Inmarsat Plc	808,742
700	Innospec, Inc.(b)	11,851
171,795	Innovation Group Plc(b)	37,162
14,156	Intec Telecom Systems Plc	16,332
41,344	Intercontinental Hotels Group Plc	799,613
47,072	International Personal Finance Plc	234,576
718,205	International Power Plc	4,802,381
60,558	Interserve Plc	195,042
28,289	Intertek Group Plc	840,855
131,379	Invensys Plc	606,708
221,297	Investec Plc	1,766,603
64,636	IP Group Plc(b)	30,035
22,001	ITE Group Plc	65,078
1,090,131	ITV Plc(b)	1,192,178
8,493	James Fisher & Sons Plc	69,813
31,692	Jardine Lloyd Thompson Group Plc	300,629
29,184	Jazztel Plc(b)	134,041
965	JD Sports Fashion Plc	12,370
57,078	JJB Sports Plc(b)	8,817
48,576	JKX Oil & Gas Plc	218,642
147,668	John Wood Group Plc	1,030,468
54,773	Johnson Matthey Plc	1,679,841
107,933	Kcom Group Plc	84,744
25,962	Keller Group Plc	263,123
78,305	Kesa Electricals Plc	198,874
10,701	Kewill Plc	18,090
5,396	Kier Group Plc	114,477
1,062,773	Kingfisher Plc	4,049,601
20,763	Kofax Plc(b)	94,819
50,587	Ladbrokes Plc	106,835
140,229	Laird Plc	334,799
43,865	Land Securities Group Plc REIT	475,846
2,862,954	Legal & General Group Plc	4,605,830
4,601	Liontrust Asset Management Plc	6,451
1,062,163	Logica Plc	2,204,047
60,424	London Stock Exchange Group Plc	710,666

62

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

UNITED KINGDOM (continued)
39,097	Lonmin Plc(b)	$1,095,704
72,252	Lookers Plc	70,622
3,333	M.J. Gleeson Group Plc	6,142
649,490	Man Group Plc	2,714,188
234,589	Marks & Spencer Group Plc	1,606,579
82,272	Marshalls Plc	142,046
170,765	Marston’s Plc	275,542
25,908	McBride Plc	74,434
8,244	McKay Securities Plc REIT	17,371
7,386	Mears Group Plc	35,978
22,876	Mecom Group Plc(b)	91,089
298,738	Meggitt Plc	1,580,141
237,490	Melrose Plc	1,071,993
22,369	Melrose Resources Plc	116,419
73,933	Michael Page International Plc	558,217
21,967	Micro Focus International Plc	134,390
75,710	Millennium & Copthorne Hotels Plc	661,165
88,987	Misys Plc(b)	401,246
132,951	Mitchells & Butlers Plc(b)	687,039
118,008	Mitie Group Plc	384,233
231,628	Mondi Plc	1,929,986
125,036	Moneysupermarket.com Group Plc	167,495
42,805	Morgan Crucible Co. Plc	157,069
17,362	Morgan Sindall Plc	187,369
35,474	Mothercare Plc	298,705
15,625	MWB Group Holdings Plc(b)	8,951
65,080	N Brown Group Plc	313,575
125,295	National Express Group Plc(b)	499,911
18,906	Nestor Healthcare Group Plc	29,385
26,838	Next Plc	982,644
54,781	Northern Foods Plc	41,475
36,762	Northgate Plc(b)	144,319
75,689	Northumbrian Water Group Plc	429,820
23,873	Novae Group Plc	140,006
18,833	Old Mutual Plc	39,200
2,199	Oxford Instruments Plc	19,080
101,043	Pace Plc	331,100
13,223	PartyGaming Plc(b)	53,373
251,645	Pendragon Plc(b)	86,694
71,869	Pennon Group Plc	717,446
164,317	Persimmon Plc(b)	897,835
28,890	Petrofac Ltd.	677,254
30,009	Petropavlovsk Plc	465,705
34,158	Photo-Me International Plc	38,587
73,007	Premier Farnell Plc	318,546
789,511	Premier Foods Plc(b)	222,654
22,713	Premier Oil Plc(b)	611,790
16,930	Provident Financial Plc	211,598
43,340	Psion Plc	64,238
139,932	Punch Taverns Plc(b)	160,767
100,067	PV Crystalox Solar Plc	84,982
61,900	PZ Cussons Plc	399,720
58,410	QinetiQ Group Plc	100,520

Shares		Value

UNITED KINGDOM (continued)
152,210	Quintain Estates & Development Plc(b)	$96,339
53,253	Rank Group Plc	108,967
6,618	Rathbone Brothers Plc	94,379
3,560	REA Holdings Plc	39,018
119,552	Redrow Plc(b)	211,680
2,279	Renishaw Plc	42,251
20,862	Renovo Group Plc(b)	11,031
305,532	Rentokil Initial Plc(b)	485,166
511,276	Resolution Ltd.	2,145,610
35,605	Restaurant Group Plc	161,001
466,947	Rexam Plc	2,377,085
6,629	Ricardo Plc	31,494
8,975	Rightmove Plc	114,474
179	RM Plc	488
17,399	Robert Walters Plc	94,233
15,157	Robert Wiseman Dairies Plc	79,273
13,824	ROK Plc	4,430
20,874	Rotork Plc	560,248
26,681	RPC Group Plc	131,678
122,786	RPS Group Plc	404,119
1,587,410	RSA Insurance Group Plc	3,332,117
701,831	Sage Group Plc (The)	3,029,633
78,695	Salamander Energy Plc(b)	275,523
30,277	Savills Plc	159,904
54,624	Schroders Plc	1,382,055
26,053	Schroders Plc - Non Voting	527,673
25,119	SDL Plc(b)	241,900
74,855	Segro Plc REIT	355,516
140,739	Senior Plc	298,581
125,731	Serco Group Plc	1,237,002
45,373	Severfield-Rowen Plc	175,034
25,761	Severn Trent Plc	575,833
54,091	Shaftesbury Plc REIT	386,562
188,996	Shanks Group Plc	336,757
288,078	SIG Plc(b)	523,921
120,346	Smith & Nephew Plc	1,058,678
53,086	Smiths Group Plc	1,013,949
23,780	Smiths News Plc	44,010
79,046	Soco International Plc(b)	397,206
10,749	Southern Cross Healthcare Ltd.(b)	4,995
51,438	Spectris Plc	930,546
162,917	Speedy Hire Plc	64,610
38,075	Spice Plc	42,554
16,818	Spirax-Sarco Engineering Plc	487,498
186,782	Spirent Communications Plc	430,082
94,269	Sports Direct International Plc(b)	211,776
54,276	SSL International Plc	1,008,848
7,688	St. Ives Group Plc	10,225
55,339	St. James’s Place Plc	245,181
79,129	St. Modwen Properties Plc	205,405
1,025,933	Standard Life Plc	3,731,682
16,831	Sthree Plc	79,020
25,800	Subsea 7, Inc.(b)	542,291

63

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

UNITED KINGDOM (continued)
22,663	Synergy Health Plc	$285,612
4,319	T Clarke Plc	8,166
193,310	Talktalk Telecom Group Plc(b)	408,563
173,743	Tate & Lyle Plc	1,397,561
5,162	Ted Baker Plc	50,869
43,841	Telecity Group Plc(b)	349,770
11,245	Telecom Plus Plc	70,272
322,953	Thomas Cook Group Plc	936,133
38,780	Timeweave Plc	14,758
7,176	Topps Tiles Plc(b)	7,330
11,051	Town Centre Securities Plc REIT	29,572
70,027	Travis Perkins Plc	929,647
22,746	TT electronics Plc	58,225
334,005	TUI Travel Plc	1,129,799
89,284	Tullett Prebon Plc	566,537
57,579	UK Coal Plc - Sub-Shares(b)	34,137
16,341	Ultra Electronics Holdings	487,287
11,970	Umeco Plc	83,050
8,025	Uniq Plc(b)	1,006
117,403	United Utilities Group Plc	1,149,424
7,888	UTV Media Plc	17,569
132,341	Vectura Group Plc(b)	128,295
22,798	Victrex Plc	471,610
8,611	Vitec Group Plc (The)	78,717
9,361	Volex Group Plc(b)	42,524
78,552	Weir Group Plc (The)	1,961,031
1,210	Wellstream Holdings Plc	14,348
43,403	Wetherspoon (J.D.) Plc	285,143
33,542	WH Smith Plc	260,347
71,824	Whitbread Plc	1,949,588
279,998	William Hill Plc	720,992
14,285	Wilmington Group Plc	40,057
14,457	Wincanton Plc	55,133
54,494	Wolfson Microelectronics Plc(b)	222,227
87,608	Wolseley Plc(b)	2,334,511
127,523	Workspace Group Plc REIT	48,530
20,517	WSP Group Plc	129,859
10,220	Xaar Plc	38,893
115,002	Xchanging Plc	239,373
9,489	Yell Group Plc(b)	2,142

		227,027,879

UNITED STATES — 51.6%
6,933	1st Source Corp.	122,507
1,422	AAON, Inc.	34,910
1,559	Aaron’s, Inc.	29,403
6,700	Abercrombie & Fitch Co. - Class A	287,162
1,829	Abington Bancorp, Inc.	19,643
191	Abiomed, Inc.(b)	1,969
370,473	ABM Industries, Inc.	8,354,166
5,700	Acacia Research-Acacia Technologies(b)	151,734
1,800	Accuray, Inc.(b)	11,844
900	Aceto Corp.	6,633

Shares		Value

UNITED STATES (continued)
2,100	Acme Packet, Inc.(b)	$83,055
161	Acorda Therapeutics, Inc.(b)	4,353
1,800	Acuity Brands, Inc.	90,126
4,800	Acxiom Corp.(b)	84,240
140,000	Adobe Systems, Inc.(b)	3,941,000
11,500	Adtran, Inc.	371,105
1,438,107	Advance Auto Parts, Inc.	93,448,193
2,400	Advent Software, Inc.(b)	128,928
300	Aerovironment, Inc.(b)	7,038
1,000	Affiliated Managers Group, Inc.(b)	85,610
1,400	AGCO Corp.(b)	59,458
2,800	Air Methods Corp.(b)	114,520
3,500	Air Transport Services Group, Inc.(b)	23,520
3,600	Akamai Technologies, Inc.(b)	186,012
8,500	Alaska Communications Systems Group, Inc.	85,255
3,100	Albemarle Corp.	155,403
228,800	Alberto-Culver Co.	8,531,952
500	Alere, Inc.(b)	14,775
1,900	Alexander & Baldwin, Inc.	65,417
29,117	Alleghany Corp.(b)	8,749,076
3,805	Allegheny Technologies, Inc.	200,485
65,000	Allergan, Inc.	4,706,650
1,500	Alliance Data Systems Corp.(b)	91,080
900	Alloy, Inc.(b)	8,775
100	Almost Family, Inc.(b)	3,453
3	Alnylam Pharmaceuticals, Inc.(b)	39
110,000	Altera Corp.	3,433,100
1,500	Altra Holdings, Inc.(b)	22,200
15,964	American Capital Ltd.(b)	111,429
800	American Eagle Outfitters, Inc.	12,808
3,000	American Equity Investment Life Holding Co.	32,550
9,900	American Financial Group, Inc.	302,742
250,000	American Medical Systems Holdings, Inc.(b)	5,050,000
1,705	American National Insurance Co.	133,740
5,500	American Oil & Gas, Inc.(b)	47,520
100,000	American Public Education, Inc.(b)	2,796,000
600	American Railcar Industries, Inc.(b)	9,246
7,300	American Water Works Co., Inc.	174,324
205	American Woodmark Corp.	3,629
43	America’s Car-Mart, Inc.(b)	1,147
8,100	AMERIGROUP Corp.(b)	338,013
5,827	Amerisafe, Inc.(b)	111,237
600	Ameron International Corp.	41,256
125,000	Ametek, Inc.	6,756,250
6,900	AMR Corp.(b)	54,372
1,757	Amrep Corp.(b)	17,500
4,700	Amtrust Financial Services, Inc.	70,359

64

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

UNITED STATES (continued)
4,300	Amylin Pharmaceuticals, Inc.(b)	$56,029
214	Anaren, Inc.(b)	3,580
2,300	Anixter International, Inc.	123,487
128,769	Ansys, Inc.(b)	5,826,797
85,000	Apollo Group, Inc. - Class A(b)	3,185,800
450	Applied Micro Circuits Corp.(b)	4,531
500	Approach Resources, Inc.(b)	7,725
325,324	Aptargroup, Inc.	14,600,541
2,100	Arch Coal, Inc.	51,639
600	Ardea Biosciences, Inc.(b)	12,792
364,817	Ariba, Inc.(b)	6,851,263
4,400	Armstrong World Industries, Inc.(b)	183,700
1,500	Arrow Electronics, Inc.(b)	44,415
112	Arrow Financial Corp.	2,732
152,600	Arthur J. Gallagher & Co.	4,297,216
2,400	Aruba Networks, Inc.(b)	52,584
1,000	Ascent Media Corp. - Class A(b)	27,240
6,827	Ashland, Inc.	352,478
164	Aspen Technology, Inc.(b)	1,837
2,520	Assisted Living Concepts, Inc.(b)	81,270
1,870,000	Assurant, Inc.	73,939,800
263	Astec Industries, Inc.(b)	7,751
7,200	Astoria Financial Corp.	89,424
150,000	athenahealth, Inc.(b)	5,995,500
690	Atlantic Coast Federal Corp.(b)	1,166
12,161	Atlantic Power Corp.	162,640
91,800	Atmel Corp.(b)	813,348
12,654	AutoNation, Inc.(b)	293,826
89	Auxilium Pharmaceuticals, Inc.(b)	2,203
200	Avatar Holdings, Inc.(b)	3,648
1,100	Avis Budget Group, Inc.(b)	12,771
240,000	Avon Products, Inc.	7,308,000
14,600	AVX Corp.	209,364
1,300	AZZ, Inc.	48,282
2,000	B&G Foods, Inc. - Class A	24,500
314	Baldwin & Lyons, Inc. - Class B	7,850
1,700	Bank of Hawaii Corp.	73,423
1,317	BankAtlantic Bancorp, Inc. - Class A(b)	1,192
60,000	Bard (C.R.), Inc.	4,987,200
4,087	Barnes Group, Inc.	74,343
7,100	BE Aerospace, Inc.(b)	260,996
100,000	Beckman Coulter, Inc.	5,324,000
3,500	Belo Corp. - Class A(b)	20,265
5,100	Bemis Co., Inc.	161,976
3,600	Beneficial Mutual Bancorp, Inc.(b)	26,424
3,100	Big Lots, Inc.(b)	97,247
14	Biglari Holdings, Inc.(b)	4,667
33	BioMimetic Therapeutics, Inc.(b)	374

Shares		Value

UNITED STATES (continued)
125,300	Bio-Rad Laboratories, Inc. - Class A(b)	$11,354,686
50,000	Bio-Reference Labs, Inc.(b)	1,078,000
6,446	BioScrip, Inc.(b)	36,291
1,580	BJ’s Wholesale Club, Inc.(b)	65,933
150,000	Blackboard, Inc.(b)	6,261,000
125,000	Blue Coat Systems, Inc.(b)	3,371,250
1,000	BMP Sunstone Corp.(b)	9,840
3,000	Boise, Inc.(b)	21,750
5,153	Bok Financial Corp.	238,223
4,000	BorgWarner, Inc.(b)	224,440
700	Boston Beer Co., Inc. - Class A(b)	50,113
2,200	Boston Private Financial Holdings, Inc.	12,562
250,000	Bottomline Technologies, Inc.(b)(c)	4,505,000
291,000	Brady Corp. - Class A	8,948,250
900	Brandywine Realty Trust REIT	10,773
213,540	Brigham Exploration Co.(b)	4,503,559
3,500	Brinker International, Inc.	64,890
500	Broadridge Financial Solutions, Inc.	11,000
4,200	Brookdale Senior Living, Inc.(b)	78,876
252,870	Brown & Brown, Inc.	5,636,472
50,000	Brown-Forman Corp. - Class B	3,040,500
6,084	Bruker Corp.(b)	91,199
7,070	Brunswick Corp.	111,847
2,800	Bucyrus International, Inc.	190,848
299	Buffalo Wild Wings, Inc.(b)	14,062
3,400	Cabot Corp.	115,668
5,500	Cadence Design Systems, Inc.(b)	46,585
600	Calavo Growers, Inc.	13,158
883	California Water Service Group	32,971
406	Camden National Corp.	13,901
40,500	Capella Education Co.(b)	2,220,615
1,200	Capital City Bank Group, Inc.	14,340
8,200	CapitalSource, Inc.	50,102
2,550	CARBO Ceramics, Inc.	213,613
460	Cardinal Financial Corp.	4,595
1,300	Cardtronics, Inc.(b)	22,035
2,800	Career Education Corp.(b)	49,112
3,326,000	CareFusion Corp.(b)	80,289,640
3,000	Carlisle Cos., Inc.	105,210
3,000	Carpenter Technology Corp.	106,980
170	Carter’s, Inc.(b)	4,233
8,784	Casey’s General Stores, Inc.	364,185
20	Cass Information Systems, Inc.	691
3,978	Cato Corp. (The) - Class A	105,218
303	Cavco Industries, Inc.(b)	9,602
7,000	CB Richard Ellis Group, Inc. - Class A(b)	128,450
900	CBIZ, Inc.(b)	5,328
600	CBL & Associates Properties, Inc. REIT	9,408

65

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

UNITED STATES (continued)
85	CEC Entertainment, Inc.(b)	$2,822
2,712	Celadon Group, Inc.(b)	35,175
3,000	Century Aluminum Co.(b)	40,560
70,000	Cephalon, Inc.(b)	4,650,800
6,957	Cepheid, Inc.(b)	146,375
40,000	Cerner Corp.(b)	3,513,200
2,100	Charles River Laboratories International, Inc.(b)	68,817
1,100	Cheesecake Factory (The)(b)	32,032
1,800	Chesapeake Corp.(b)	5
3,300	Chico’s FAS, Inc.	32,076
1,100	Chipotle Mexican Grill, Inc. - Class A(b)	231,231
1,800	Choice Hotels International, Inc.	68,454
55,000	Church & Dwight Co., Inc.	3,621,750
5,624	Cimarex Energy Co.	431,642
9,100	Cinemark Holdings, Inc.	159,705
100	CIRCOR International, Inc.	3,508
13,500	Cirrus Logic, Inc.(b)	173,475
4,085	Citizens, Inc.(b)	28,268
40,946	Citrix Systems, Inc.(b)	2,623,410
480	City Holding Co.	15,216
4,300	City National Corp.	221,751
225,000	CLARCOR, Inc.	8,923,500
2,958	Clayton Williams Energy, Inc.(b)	176,652
1,600	Clean Energy Fuels Corp.(b)	23,232
800	Clean Harbors, Inc.(b)	56,400
500	Clearwater Paper Corp.(b)	40,375
2,528	Clifton Savings Bancorp, Inc.	21,210
1,335	Clinical Data, Inc.(b)	25,352
110,000	Clorox Co.	7,320,500
6,925	CNA Surety Corp.(b)	133,306
3,900	CNO Financial Group, Inc.(b)	21,216
436	Cogent Communications Group, Inc.(b)	4,731
3,400	Coinstar, Inc.(b)	195,772
1,100	Colfax Corp.(b)	17,677
241	Columbia Banking System, Inc.	4,389
5,737	Commerce Bancshares, Inc.	211,351
1,000	Commercial Metals Co.	13,880
2,100	CommScope, Inc.(b)	66,486
279	Communications Systems, Inc.	3,309
6,900	Community Health Systems, Inc.(b)	207,552
400	Community Trust Bancorp, Inc.	10,924
700	Compass Minerals International, Inc.	55,209
1,800	Complete Production Services, Inc.(b)	42,174
1,397,000	Computer Sciences Corp.	68,522,850
10,800	Compuware Corp.(b)	108,108
185,700	comScore, Inc.(b)	4,365,807
3,863	Concho Resources, Inc.(b)	265,272
125,000	Concur Technologies, Inc.(b)	6,452,500

Shares		Value

UNITED STATES (continued)
967	Consolidated Graphics, Inc.(b)	$45,014
175,700	Constant Contact, Inc.(b)	4,041,100
11,700	Constellation Brands, Inc. - Class A(b)	230,841
500	Continucare Corp.(b)	2,250
5,500	Convergys Corp.(b)	62,260
3,100	Cooper Cos., Inc. (The)	152,954
4,983	Cooper Tire & Rubber Co.	97,717
202,200	Copart, Inc.(b)	6,846,492
6,702	CoreLogic, Inc.	117,754
5,000	Corn Products International, Inc.	212,750
800	Corporate Executive Board Co. (The)	24,992
6,500	Corrections Corp. of America(b)	166,855
143,700	CoStar Group, Inc.(b)	7,136,142
8	Cousins Properties, Inc. REIT	59
2,100	Coventry Health Care, Inc.(b)	49,182
2,600	Crane Co.	99,476
500	Credit Acceptance Corp.(b)	29,405
3,700	Cree, Inc.(b)	189,773
3,600	CROCS, Inc.(b)	50,148
1,700	Crosstex Energy, Inc.	13,787
2,910,000	Crown Holdings, Inc.(b)	93,672,900
246	CSG Systems International, Inc.(b)	4,782
163	CSS Industries, Inc.	2,727
151	Cubic Corp.	6,579
4,300	Cullen/Frost Bankers, Inc.	225,492
580,000	Cummins, Inc.	51,098,000
500	CVR Energy, Inc.(b)	4,760
300	Cyberonics, Inc.(b)	8,253
5,400	Cypress Semiconductor Corp.(b)	76,140
2,700	Cytec Industries, Inc.	133,704
400	Daktronics, Inc.	4,368
7,700	Dana Holding Corp.(b)	108,955
1,200	Deckers Outdoor Corp.(b)	69,720
618,400	Del Monte Foods Co.	8,867,856
700	Delek US Holdings, Inc.	5,145
600	Deltic Timber Corp.	28,008
201	DemandTec, Inc.(b)	2,127
250,000	Denbury Resources, Inc.(b)	4,255,000
40,000	DeVry, Inc.	1,914,400
4,800	DexCom, Inc.(b)	66,000
1,600	Diamond Management & Technology Consultants, Inc.	19,952
800	Dice Holdings, Inc.(b)	7,240
4,000	Dick’s Sporting Goods, Inc.(b)	115,280
1,600	Diebold, Inc.	49,040
5,900	Dillard’s, Inc. - Class A	150,509
69	Dime Community Bancshares	1,007
4,900	Ditech Networks, Inc.(b)	6,958
400	Dixie Group, Inc.(b)	1,452
1,200	Dolan Media Co.(b)	12,840

66

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

UNITED STATES (continued)
1,432,870	Dollar Tree, Inc.(b)	$73,520,560
2,200	Donaldson Co., Inc.	107,184
1,100	Dorman Products, Inc.(b)	40,139
4,501	Dover Motorsports, Inc.(b)	7,607
1,300	Dreamworks Animation SKG, Inc. - Class A(b)	45,890
1,920,057	Dresser-Rand Group, Inc.(b)	65,704,351
19,914	drugstore.com(b)	31,862
600	DST Systems, Inc.	25,962
225	DTS, Inc.(b)	8,955
6,500	East West Bancorp, Inc.	114,595
212	Eastern Insurance Holdings, Inc.	2,360
7,500	Eastman Kodak Co.(b)	35,325
1,800	Eaton Vance Corp.	51,786
200,000	Ebix, Inc.(b)	4,940,000
1,800	Echelon Corp.(b)	14,166
3,700	EchoStar Corp. - Class A(b)	78,440
100,000	Ecolab, Inc.	4,932,000
847	Electro Rent Corp.	12,586
400	Emergency Medical Services Corp. - Class A(b)	21,752
3,800	Employers Holdings, Inc.	61,522
3,586	Encore Wire Corp.	74,445
4,000	Endo Pharmaceuticals Holdings, Inc.(b)	146,960
105,000	Energizer Holdings, Inc.(b)	7,851,900
1,200	Ensign Group, Inc. (The)	22,524
11	Enterprise Financial Services Corp.	109
1,081	EPIQ Systems, Inc.	12,669
700	ePlus, Inc.(b)	14,721
1,089	Equity Lifestyle Properties, Inc. REIT	61,986
1,380	Erie Indemnity Co. - Class A	78,908
841	Esterline Technologies Corp.(b)	50,830
300	Evercore Partners, Inc. - Class A.	9,108
3,400	EW Scripps Co. - Class A(b)	29,716
1,200	ExlService Holdings, Inc.(b)	22,860
233	Exponent, Inc.(b)	7,437
4,100	Exterran Holdings, Inc.(b)	103,197
3,800	Extra Space Storage, Inc. REIT	61,560
2,700	Ezcorp, Inc. - Class A(b)	57,996
1,600	F5 Networks, Inc.(b)	188,320
1,800	Fair Isaac Corp.	43,272
4,200	Fairchild Semiconductor International, Inc.(b)	47,334
1,175	Farmer Bros. Co.	19,282
125,000	FARO Technologies, Inc.(b)(c)	3,017,500
100	Federal Agricultural Mortgage Corp. - Class A	1,047
4,100	Federal Mogul Corp.(b)	81,303
100,000	Financial Engines, Inc.(b)	1,473,000
92	Finish Line (The) - Class A	1,408
8,576	First Acceptance Corp.(b)	15,951

Shares		Value

UNITED STATES (continued)
50	First Citizens BancShares, Inc. - Class A	$9,339
594	First Financial Bankshares, Inc.	28,072
110	First Financial Corp.	3,215
3,300	First Marblehead Corp. (The)(b)	7,359
106,300	First Mercury Financial Corp.	1,732,690
175,000	First Midwest Bancorp, Inc.	1,874,250
376	First Place Financial Corp.(b)	1,245
801	FirstMerit Corp.	13,761
425,000	Flowers Foods, Inc.	10,829,000
685,000	Flowserve Corp.	68,500,000
15,100	Foot Locker, Inc.	240,543
2,300	Forest City Enterprises, Inc. - Class A(b)	33,557
2,077	Forrester Research, Inc.(b)	68,686
390	Forward Air Corp.	10,483
2,300	Fossil, Inc.(b)	135,677
321	FPIC Insurance Group, Inc.(b)	11,370
3,100	Franklin Bank Corp.(b)	3
1,600	Franklin Covey Co.(b)	13,408
14,700	Frontier Communications Corp.	129,066
14,800	Fulton Financial Corp.	138,232
500	Gaiam, Inc. - Class A	3,530
5,500	Gannett Co., Inc.	65,175
80,100	Gardner Denver, Inc.	4,631,382
102,900	Gartner Group, Inc.(b)	3,260,901
1,612	GATX Corp.	51,036
1,600	General Cable Corp.(b)	44,704
700	General Maritime Corp.	2,688
3,700	Genesee & Wyoming, Inc. - Class A(b)	171,051
150,000	Genomic Health, Inc.(b)	2,124,000
240,000	Gen-Probe, Inc.(b)	11,623,200
4,400	Gentex Corp.	87,912
543	Geo Group, Inc. (The)(b)	13,928
2,100	GeoEye, Inc.(b)	92,967
1,408	Georesources, Inc.(b)	24,218
340	German American Bancorp, Inc.	5,746
3,200	G-III Apparel Group Ltd.(b)	84,480
1,600	Global Cash Access Holdings, Inc.(b)	5,824
1,200	Globecomm Systems, Inc.(b)	10,740
80,400	Golden Star Resources Ltd.(b)	421,747
200	Goodyear Tire & Rubber Co. (The)(b)	2,044
1,400	GP Strategies Corp.(b)	12,152
1,400	Graco, Inc.	48,174
35	GrafTech International Ltd.(b)	576
25,682	Graphic Packaging Holding Co.(b)	93,996
100	Gray Television, Inc. - Class A(b)	191
1,800	Great Lakes Dredge & Dock Corp.	11,142
60	Greatbatch, Inc.(b)	1,305

67

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

UNITED STATES (continued)
99	Greenhill & Co., Inc.	$7,689
1,080	Greif, Inc. - Class A	63,439
3,829	GSI Commerce, Inc.(b)	93,504
200	GTx, Inc.(b)	560
1,300	Guess?, Inc.	50,596
150,000	Gulfport Energy Corp.(b)	2,499,000
2,600	Hackett Group, Inc. (The)(b)	10,140
307,088	Hain Celestial Group, Inc.(b)	7,594,286
100	Hallmark Financial Services(b)	894
253	Hancock Holding Co.	7,949
2,800	Hanesbrands, Inc.(b)	69,440
2,900	Hanger Orthopedic Group, Inc.(b)	54,288
4,600	Hanover Insurance Group, Inc. (The)	208,150
3,349	Hardinge, Inc.	26,725
2,922	Harleysville Group, Inc.	100,312
2,540	Harman International Industries, Inc.(b)	85,217
2,633	Harris Interactive, Inc.(b)	2,396
2,400	Harte-Hanks, Inc.	28,992
1,484	Harvard Bioscience, Inc.(b)	5,847
485	Haverty Furniture Cos., Inc.	5,185
1,470	Hawaiian Electric Industries, Inc.	33,134
800	Hawk Corp. - Class A(b)	39,864
100	Haynes International, Inc.	3,626
4,785	HB Fuller Co.	98,762
400,000	HCC Insurance Holdings, Inc.	10,592,000
8,200	Health Management Associates, Inc. - Class A(b)	65,682
9,200	Health Net, Inc.(b)	247,388
350,000	Healthcare Realty Trust, Inc. REIT	8,449,000
492	Healthcare Services Group, Inc.	11,823
4,000	Healthspring, Inc.(b)	116,760
600	Heartland Financial USA, Inc.	9,270
19,318	Hecla Mining Co.(b)	133,101
3,695	Heico Corp. - Class A	137,232
1,464,150	Henry Schein, Inc.(b)	82,212,023
2,289	Heritage Commerce Corp.(b)(c)	8,607
3,200	Hexcel Corp.(b)	56,864
1,000	hhgregg, Inc.(b)	23,040
1,700	Hillenbrand, Inc.	36,533
1,700	Hill-Rom Holdings, Inc.	65,875
120,000	HJ Heinz Co.	5,893,200
4,000	HMS Holdings Corp.(b)	240,440
1,800	HNI Corp.	44,388
1,900	Holly Corp.	62,187
285,000	Hologic, Inc.(b)	4,565,700
1,502	Home Bancshares, Inc.	30,896
783	Home Federal Bancorp, Inc.	9,427
1,725	Horizon Financial Corp.(b)	10
2,000	Horsehead Holding Corp.(b)	21,860
800	Houston Wire & Cable Co.	9,224
2,200	HSN, Inc.(b)	65,868

Shares		Value

UNITED STATES (continued)
1,600	Hubbell, Inc. - Class B	$86,432
5,800	Human Genome Sciences, Inc.(b)	155,904
49,800	Huntington Bancshares, Inc.	282,366
13,935	Huntsman Corp.	193,000
14,280	Hypercom Corp.(b)	85,109
10,750	IAC/InterActiveCorp(b)	299,925
120	Idenix Pharmaceuticals, Inc.(b)	520
405,101	IDEX Corp.	14,616,044
1,600	Idexx Laboratories, Inc.(b)	95,936
19,100	iGate Corp.	390,404
111,800	IHS, Inc. - Class A(b)	8,076,432
50,000	Illumina, Inc.(b)	2,715,500
150,000	Immucor, Inc.(b)	2,610,000
9,123	Immunogen, Inc.(b)	74,991
2,100	Impax Laboratories, Inc.(b)	39,564
800	Independence Holding Co.	6,768
9,600	Indevus Pharmaceuticals, Inc.(c)(d)	10,560
100	Infinity Property & Casuality Corp.	5,175
266,000	Informatica Corp.(b)	10,823,540
127	Ingles Markets, Inc. - Class A	2,332
2,500	Innerworkings, Inc.(b)	17,175
1,200	Innophos Holdings, Inc.	44,064
3,444	Insituform Technologies, Inc. - Class A(b)	74,390
1,000	Insulet Corp.(b)	15,950
160,000	Integra LifeScience Holdings Corp.(b)	6,883,200
29	Integrys Energy Group, Inc.	1,542
5,653	Inter Parfums, Inc.	98,871
15,000	IntercontinentalExchange, Inc.(b)	1,723,050
7,602	InterDigital, Inc.(b)	255,199
600	International Bancshares Corp.	10,278
11,900	International Coal Group, Inc.(b)	66,878
1,700	International Flavors & Fragrances, Inc.	85,272
2,300	International Rectifier Corp.(b)	53,429
1,700	International Speedway Corp. - Class A	38,828
3,133	Internet Brands, Inc. - Class A(b)	41,481
315	Internet Capital Group, Inc.(b)	3,934
13,135	Interpublic Group of Cos., Inc.(b)	135,947
3,200	Intersil Corp. - Class A	41,888
2,100	Interval Leisure Group, Inc.(b)	30,135
400	Intrepid Potash, Inc.(b)	13,732
1,449	Introgen Therapeutics, Inc.(b)	4
140,000	Intuit, Inc.(b)	6,720,000
3,070	Investors Bancorp, Inc.(b)	36,840
100	ION Geophysical Corp.(b)	489
1,600	IPG Photonics Corp.(b)	36,000
1,800	Isilon Systems, Inc.(b)	51,246

68

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

UNITED STATES (continued)
1,800	Itron, Inc.(b)	$109,386
105,000	ITT Corp.	4,954,950
5,800	Ixia(b)	90,770
166	J & J Snack Foods Corp.	7,116
1,800	J Crew Group, Inc.(b)	57,582
235	j2 Global Communications, Inc.(b)	6,192
12,350	Jabil Circuit, Inc.	189,449
153,100	Jack Henry & Associates, Inc.	4,158,196
1,100	Janus Capital Group, Inc.	11,616
2,033,000	JC Penney Co., Inc.	63,388,940
6,423	JDS Uniphase Corp.(b)	67,506
12,800	JetBlue Airways Corp.(b)	89,344
300	John Bean Technologies Corp.	5,130
201,200	John Wiley & Sons, Inc. - Class A.	8,683,792
2,600	Jones Group, Inc. (The)	37,596
2,800	Jones Lang LaSalle, Inc.	218,568
8,137	Jos. A. Bank Clothiers, Inc.(b)	354,773
2,223	Journal Communications, Inc. - Class A(b)	10,248
151,100	K12, Inc.(b)	4,217,201
400	Kaiser Aluminum Corp.	17,996
554	Kaman Corp.	14,930
9,200	Kansas City Southern(b)	403,144
100	Kapstone Paper and Packaging Corp.(b)	1,280
533	Kaydon Corp.	18,586
1,333	KBR, Inc.	33,858
300	KBW, Inc.	7,590
115,000	Kellogg Co.	5,779,900
8,413	Key Energy Services, Inc.(b)	82,868
999	Kid Brands, Inc.(b)	9,750
2,500	Kinetic Concepts, Inc.(b)	95,075
800	Kirkland’s, Inc.(b)	10,760
100	Knight Transportation, Inc.	1,787
4,446	Kronos Worldwide, Inc.(b)	179,841
900	KVH Industries, Inc.(b)	12,636
30,000	L-3 Communications Holdings, Inc.	2,165,700
65,000	Laboratory Corp. of America
	Holdings(b)	5,285,800
2,233	Ladish Co., Inc.(b)	71,434
2,000	Lakeland Bancorp, Inc.	18,540
2,000	Lakes Entertainment, Inc.(b)	4,680
2,800	Lamar Advertising Co. - Class A(b)	95,172
150,000	Lancaster Colony Corp.	7,482,000
250,000	Lance, Inc.	5,685,000
2,747	Landauer, Inc.	167,814
211,600	Landstar System, Inc.	7,960,392
300	Lannett Co., Inc.(b)	1,536
3,100	Lattice Semiconductor Corp.(b)	15,066
26,300	Lawson Software, Inc.(b)	234,070
274	Learning Tree International, Inc.	2,658

Shares		Value

UNITED STATES (continued)
371	Legacy Bancorp, Inc.	$2,842
9,600	Leggett & Platt, Inc.	195,648
11,700	Lennar Corp. - Class A	169,767
1,600	Lennar Corp. - Class B	19,072
2,600	Lennox International, Inc.	106,626
4,000	Lexmark International, Inc. - Class A(b)	152,120
7,717	Liberty Media Corp. - Capital, Series A(b)	444,036
150,000	Life Technologies Corp.(b)	7,527,000
3,100	Lifepoint Hospitals, Inc.(b)	105,152
3,900	Limelight Networks, Inc.(b)	26,442
5,850	Lincare Holdings, Inc.	153,387
1,457	Lincoln Electric Holdings, Inc.	87,070
700	Lindsay Corp.	40,355
957	Liquidity Services, Inc.(b)	15,312
3,900	Liz Claiborne, Inc.(b)	23,868
50,000	LogMein, Inc.(b)	1,986,500
1,300	LoopNet, Inc.(b)	13,715
4,124	Loral Space & Communications, Inc.(b)	229,418
5,200	LSI Corp.(b)	27,248
800	Lumber Liquidators Holdings, Inc.(b)	19,264
250,000	Luminex Corp.(b)(c)	4,502,500
3,400	M&F Worldwide Corp.(b)	91,392
200	Mac-Gray Corp.	2,430
2,600	Maidenform Brands, Inc.(b)	69,576
7,600	Manitowoc Co., Inc. (The)	84,664
300	MAP Pharmaceuticals, Inc.(b)	4,569
10,300	Mariner Energy, Inc.(b)	256,676
690	Markel Corp.(b)	231,164
2,500	Marshall & Ilsley Corp.	14,775
175,000	Martek Biosciences Corp.(b)	3,841,250
160,000	Masimo Corp.	4,827,200
5,400	Massey Energy Co.	227,178
1,273	Mastech Holdings, Inc.(b)	4,685
138,700	Matthews International Corp. - Class A	4,579,874
446	MAXIMUS, Inc.	27,041
14,100	MBIA, Inc.(b)	158,061
1,200	McClatchy Co. (The) - Class A(b)	3,312
1,897,624	McCormick & Co., Inc.	83,912,933
1,200	MDC Holdings, Inc.	30,900
6,300	Meadowbrook Insurance Group, Inc.	54,369
900	Measurement Specialties, Inc.(b)	20,106
251,400	MedAssets, Inc.(b)	4,660,956
1,900	Mednax, Inc.(b)	112,499
1,800	MedQuist, Inc.	15,264
500	MEMSIC, Inc.(b)	1,495
1,700	Mercury Computer Systems, Inc.(b)	26,928
2,260	Mercury General Corp.	96,005
1,800	Meredith Corp.	61,110

69

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

UNITED STATES (continued)
150,000	Meridian Bioscience, Inc.	$3,433,500
411	Meridian Interstate Bancorp, Inc.(b)	4,361
2,762	Merit Medical Systems, Inc.(b)	43,667
300	Meritage Homes Corp.(b)	5,493
900	Metabolix, Inc.(b)	12,564
1,000	Mettler-Toledo International, Inc.(b)	130,560
3,600	MF Global Holdings Ltd.(b)	28,188
323	MGE Energy, Inc.	13,098
1,400	MGIC Investment Corp.(b)	12,348
994	Michael Baker Corp.(b)	32,484
3	Micrel, Inc.	36
3,400	Micros Systems, Inc.(b)	154,326
2,200	Microsemi Corp.(b)	44,000
40,200	MicroStrategy, Inc. - Class A(b)	3,643,326
2,125	Microtune, Inc.(b)	6,141
155,709	Minera Andes, Inc.(b)	300,762
1,300	ModusLink Global Solutions, Inc.(b)	8,619
900	Mohawk Industries, Inc.(b)	51,606
1,200	Molex, Inc. - Class A	20,484
130,000	Molson Coors Brewing Co. - Class B	6,139,900
5,500	Monaco Coach Corp.(b)	62
300	Monarch Casino & Resort, Inc.(b)	3,465
500	Monotype Imaging Holdings, Inc.(b)	4,765
3,546	Monro Muffler, Inc.	169,286
261,389	Morningstar, Inc.(b)(c)	12,761,011
589	MoSys, Inc.(b)	2,786
677	Movie Gallery, Inc.(b)(c)(d)	0
1,200	MSC Industrial Direct Co. - Class A	68,328
52,607	MSCI, Inc. - Class A(b)	1,885,961
500	Multi-Fineline Electronix, Inc.(b)	12,240
1,200	MWI Veterinary Supply, Inc.(b)	68,640
395,000	Myriad Genetics, Inc.(b)	7,872,350
194	Nabi Biopharmaceuticals(b)	953
133,000	Nalco Holding Co.	3,747,940
1,796	Nanometrics, Inc.(b)	24,192
16,020	National Beverage Corp.	229,086
1,100	National CineMedia, Inc.	20,372
352,300	National Instruments Corp.	12,256,517
94,058	National Interstate Corp.(c)	2,019,425
75,000	National Oilwell Varco, Inc.	4,032,000
150,000	Navigators Group, Inc.(b)(c)	6,895,500
1,900	Navistar International Corp.(b)	91,542
101	NCI, Inc. - Class A(b)	1,883
900	NCR Corp.(b)	12,348
900	Neenah Paper, Inc.	13,815
2,000	Nektar Therapeutics(b)	29,140
4,700	Nelnet, Inc. - Class A	105,609
4,174	Neogen Corp.(b)	139,495

Shares		Value

UNITED STATES (continued)
1,178,746	NetApp, Inc.(b)	$62,768,225
1,700	NetFlix, Inc.(b)	294,950
100,700	NeuStar, Inc. - Class A(b)	2,599,067
100	New Jersey Resources Corp.	4,049
2,800	New York Times Co. (The) - Class A(b)	21,476
3,577	Newpark Resources, Inc.(b)	21,033
260,892	NIC, Inc.	2,264,543
2,716	NL Industries, Inc.	31,207
2,100	Nordson Corp.	163,842
150,000	Northern Trust Corp.	7,444,500
1,900	Northfield Bancorp, Inc.	21,565
287	Northwest Natural Gas Co.	14,146
28,100	Novell, Inc.(b)	166,633
4,200	Novellus Systems, Inc.(b)	122,682
4,506	NPS Pharmaceuticals, Inc.(b)	28,072
500	NTELOS Holdings Corp.	9,085
105	Nutraceutical International Corp.(b)	1,706
125,000	NuVasive, Inc.(b)	3,275,000
3,000	NxStage Medical, Inc.(b)	60,480
115,000	Oasis Petroleum, Inc.(b)	2,446,050
100	Ocwen Financial Corp.(b)	863
1,600	Officemax, Inc.(b)	28,320
50,375	Oil States International, Inc.(b)	2,575,170
23,391	Old Republic International Corp.	308,761
2,537	Old Second Bancorp, Inc.	4,998
1,973,500	Omnicom Group, Inc.	86,755,060
6,300	Omnivision Technologies, Inc.(b)	170,919
2,325	Omnova Solutions, Inc.(b)	18,553
2,907	Opko Health, Inc.(b)	8,023
186	Optimer Pharmaceuticals, Inc.(b)	1,747
5,000	Orbital Sciences Corp.(b)	81,200
1,050	Oritani Financial Corp	11,141
573	Orthovita, Inc.(b)	1,249
2,600	Oshkosh Corp.(b)	76,726
852	Otix Global Inc.(b)	9,329
2,300	Overseas Shipholding Group, Inc.	76,889
1,842	Overstock.com, Inc.(b)	24,701
10,600	Owens Corning, Inc.(b)	286,624
4,000	Packaging Corp. of America	97,720
3,100	Pactiv Corp.(b)	102,858
50,000	Pall Corp.	2,133,500
7,982	Palm Harbor Homes, Inc.(b)	10,297
25,000	Panera Bread Co. - Class A(b)	2,237,750
500	Panhandle Oil and Gas, Inc. - Class A	12,350
61	Papa John’s International, Inc.(b)	1,576
2,100	Par Pharmaceutical Cos., Inc.(b)	68,271
300	PAR Technology Corp.(b)	1,875

70

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

UNITED STATES (continued)
5,200	Parametric Technology Corp.(b)	$111,644
945	Parexel International Corp.(b)	20,317
2,038	Park Electrochemical Corp.	55,026
3,700	Patriot Coal Corp.(b)	49,913
4,400	Patterson Cos., Inc.	121,660
3,000	Patterson-UTI Energy, Inc.	58,230
150,000	Paychex, Inc.	4,155,000
62	PC-Tel, Inc.(b)	367
441	PDI, Inc.(b)	3,868
2,250	Pegasystems, Inc.	60,863
1,500	Penn National Gaming, Inc.(b)	49,890
6,200	Pentair, Inc.	202,926
8,600	PerkinElmer, Inc.	201,670
2,800	Perrigo Co.	184,464
2,616	Perry Ellis International, Inc.(b)	58,808
1,900	Pervasive Software, Inc.(b)	9,652
3,800	PetSmart, Inc.	142,234
2,700	PFF Bancorp, Inc.(b)	6
1,181	PGT, Inc.(b)	2,480
600	Pharmasset, Inc.(b)	22,500
200	PHI, Inc. - Voting(b)	3,322
3,070	Phillips-Van Heusen Corp.	188,314
51,000	Pioneer Natural Resources Co.	3,559,800
57	Plantronics, Inc.	2,045
2,400	PMI Group, Inc. (The)(b)	8,040
2,900	Polycom, Inc.(b)	97,962
19,100	PolyOne Corp.(b)	246,772
4,100	Polypore International, Inc.(b)	136,407
1,100	Pool Corp.	22,154
1,900	PowerSecure International, Inc.(b)	17,879
1,700	Pre-Paid Legal Services, Inc.(b)	102,306
3,463	Presstek, Inc.(b)	6,407
2,000	Prestige Brands Holdings, Inc.(b)	21,500
125,000	Progress Software Corp.(b)	4,671,250
17	Prosperity Bancshares, Inc.	529
4,300	Protective Life Corp.	103,071
316	PS Business Parks, Inc. REIT	18,726
4,400	Psychiatric Solutions, Inc.(b)	148,280
100	QAD, Inc.(b)	431
165	QC Holdings, Inc.	622
3,900	QLogic Corp.(b)	68,523
1,400	Quaker Chemical Corp.	50,988
17,800	Quest Software, Inc.(b)	465,826
10,300	Questcor Pharmaceuticals, Inc.(b)	126,381
4,500	Quicksilver Resources, Inc.(b)	67,365
1,500	Radian Group, Inc.	11,385
5,400	Radiant Systems, Inc.(b)	105,354
5,700	Radioshack Corp.	114,741
125,000	Ralcorp Holdings, Inc.(b)	7,757,500
36,415	Ram Power Corp.(b)	77,479
3,300	Rambus, Inc.(b)	65,241
254	Raven Industries, Inc.	10,444

Shares		Value

UNITED STATES (continued)
6,400	Raymond James Financial, Inc.	$180,608
4,100	Regal Entertainment Group - Class A	55,350
1,716	Regeneron Pharmaceuticals, Inc.(b)	44,753
3,950	Reinsurance Group of America, Inc.	197,777
880	Reliance Steel & Aluminum Co.	36,828
1,200	Republic Bancorp, Inc. - Class A.	24,528
150,000	Republic Services, Inc.	4,471,500
94,000	ResMed, Inc.(b)	2,995,780
250,000	Resolute Energy Corp.(b)	3,002,500
747	Revlon, Inc. - Class A(b)	8,531
3,000	Rex Energy Corp.(b)	36,960
52	Rigel Pharmaceuticals, Inc.(b)	432
2,200	Riverbed Technology, Inc.(b)	126,588
87,113	Robbins & Myers, Inc.	2,528,890
5,500	Rock-Tenn Co. - Class A	312,675
821	Rockville Financial, Inc.	9,286
100,000	Roper Industries, Inc.	6,943,000
103,200	Rosetta Resources, Inc.(b)	2,467,512
4,400	Rovi Corp.(b)	222,860
10,200	Rowan Cos, Inc.(b)	335,580
1,500	Royal Caribbean Cruises Ltd.(b)	59,310
17,550	RPC, Inc.	386,276
5,900	RPM International, Inc.	122,189
600	RSC Holdings, Inc.(b)	4,848
800	Rubicon Technology, Inc.(b)	18,496
222,855	Ruddick Corp.	7,777,640
5,300	Ryder System, Inc.	231,875
6,324	S1 Corp.(b)	36,806
546	Safety Insurance Group, Inc.	25,367
767	Saga Communications, Inc. - Class A(b)	15,639
8,400	Saks, Inc.(b)	93,576
2,668	Salem Communications Corp. - Class A(b)	8,564
5,304	Salix Pharmaceuticals Ltd.(b)	200,650
14,700	Sally Beauty Holdings, Inc.(b)	178,899
516,242	SandRidge Energy, Inc.(b)	2,823,844
1,600	Sanmina-SCI Corp.(b)	21,088
125	Saul Centers, Inc. REIT	5,335
4,600	SBA Communications Corp. - Class A(b)	180,596
700	SCBT Financial Corp.	21,371
7,776	Schweitzer-Mauduit International, Inc.	499,064
1,900	Scotts Miracle-Gro Co. (The) - Class A	101,460
1,000	SeaBright Insurance Holdings, Inc.	8,370
7,376	Seachange International, Inc.(b)	59,303
9,900	Sealed Air Corp.	229,185
100	Seattle Genetics, Inc.(b)	1,639
3,400,800	SEI Investments Co.	75,327,720

71

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2010

Shares		Value

UNITED STATES (continued)
200	Seneca Foods Corp. - Class A(b)	$4,620
300,795	Sensient Technologies Corp.	9,718,686
24,400	Service Corp. International.	202,032
546	SFN Group, Inc.(b)	4,139
3,500	Shaw Group, Inc. (The)(b)	106,960
1,122	Shenandoah Telecommuni- cations Co.	20,477
1,200	Shuffle Master, Inc.(b)	11,292
800	Shutterfly, Inc.(b)	24,080
200,788	Silgan Holdings, Inc.	6,776,595
2,489	Simmons First National Corp. - Class A	67,676
3,100	Sirona Dental Systems, Inc.(b)	116,715
23,833	Skyworks Solutions, Inc.(b)	546,014
75,530	SM Energy Co.	3,148,090
450,000	Smart Balance, Inc.(b)	1,602,000
1,700	SMART Modular Technologies WWH, Inc.(b)	12,563
14,500	Smithfield Foods, Inc.(b)	242,875
4,260	Snap-On, Inc.	217,260
250,000	SolarWinds, Inc.(b)	4,537,500
126,500	Solera Holdings, Inc.	6,078,325
3,108	Solutia, Inc.(b)	56,286
3,500	Sonoco Products Co.	117,250
100,000	SonoSite, Inc.(b)	3,117,000
100,000	Sourcefire, Inc.(b)	2,359,000
522	Southside Bancshares, Inc.	9,819
951	Spartan Stores, Inc.	14,217
1,100	Spectrum Control, Inc.(b)	16,786
6,700	Spirit Aerosystems Holdings, Inc. - Class A(b)	144,988
1,900	SPX Corp.	127,414
100,000	St. Jude Medical, Inc.(b)	3,830,000
2,900	StanCorp Financial Group, Inc.	124,410
7,900	Standard Pacific Corp.(b)	28,677
117	Standex International Corp.	3,151
8,297	Stanley Black & Decker, Inc.	514,165
112	State Auto Financial Corp.	1,754
7,000	Steelcase, Inc. - Class A	58,870
1,224	StellarOne Corp.	15,643
1,700	STERIS Corp.	58,174
2,294	Stifel Financial Corp.(b)	108,713
4,028	Stratasys, Inc.(b)	126,157
22,700	Strayer Education, Inc.	3,174,141
16,908	Student Transportation, Inc.	97,148
1,500	SuccessFactors, Inc.(b)	40,680
92	Sun Hydraulics Corp.	2,858
300	Sunoco, Inc.	11,241
702	Super Micro Computer, Inc.(b)	7,806
425,173	Superior Energy Services, Inc.(b)	11,743,278
1,275	Supertex, Inc.(b)	29,950
75,000	SurModics, Inc.(b)	897,000
8,480	SXC Health Solutions Corp.(b)	331,085
76	SYKES Enterprises, Inc.(b)	1,262

Shares		Value

UNITED STATES (continued)
1,398	Syms Corp.(b)	$10,191
12,400	Syniverse Holdings, Inc.(b)	378,076
2,800	Synopsys, Inc.(b)	71,624
800	Systemax, Inc.	10,360
1,000	TAL International Group, Inc.	28,020
700	Taleo Corp. - Class A(b)	20,083
300	Targacept, Inc.(b)	7,428
3,900	TCF Financial Corp.	51,324
65,400	Techne Corp.	3,984,168
500	TechTarget, Inc.(b)	2,620
700	Tecumseh Products Co. - Class B(b)	8,512
4,045	Tekelec(b)	52,666
76,900	Teleflex, Inc.	4,287,175
1,900	Telephone & Data Systems, Inc.	66,177
23,160	Tellabs, Inc.	157,951
5,390	Temple-Inland, Inc.	111,681
9,100	Tenet Healthcare Corp.(b)	39,676
2,800	Tennant Co.	93,940
6,500	Teradyne, Inc.(b)	73,060
2,200	Terex Corp.(b)	49,390
8,000	Terremark Worldwide, Inc.(b)	79,920
800	Tessera Technologies, Inc.(b)	15,784
300,000	Tetra Technologies, Inc.(b)	2,928,000
1,700	TFS Financial Corp.	14,875
4,000	Thomas & Betts Corp.(b)	174,200
20,702	TIBCO Software, Inc.(b)	397,892
300	Tidewater, Inc.	13,839
1,300	Tier Technologies, Inc.(b)	7,423
242	Timberland Co. - Class A(b)	5,077
5,600	Timken Co.	231,952
1,000	Titan Machinery, Inc.(b)	19,440
8,400	Titanium Metals Corp.(b)	165,144
2,200	Toll Brothers, Inc.(b)	39,468
4,300	Torchmark Corp.	246,304
900	Total System Services, Inc.	14,049
200	Tower Bancorp, Inc.	4,324
61,000	Tractor Supply Co.	2,415,600
2,000	TransDigm Group, Inc.(b)	132,540
3,040	TRC Cos., Inc.(b)	7,357
1,400	Tree.com, Inc.(b)	10,360
50,314	TreeHouse Foods, Inc.(b)	2,349,664
2,838	Trico Bancshares	44,244
5,110	Trimble Navigation Ltd.(b)	183,142
6,200	Trinity Industries, Inc.	140,926
2,200	Triumph Group, Inc.	183,898
8,000	TRW Automotive Holdings Corp.(b)	365,520
141,600	Tupperware Brands Corp.	6,345,096
4,300	TW telecom holdings, inc.(b)	79,120
105	Tyler Technologies, Inc.(b)	2,143
1,200	Ulta Salon Cosmetics & Fragrance, Inc.(b)	36,828
185,000	Ultimate Software Group, Inc.(b)	7,655,300

72

Old Westbury Funds, Inc. Global Small & Mid Cap Fund Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

UNITED STATES (continued)
338,107	Ultra Petroleum Corp.(b)	$13,913,103
200,000	UMB Financial Corp.	7,412,000
800	Under Armour, Inc. - Class A(b)	37,344
3,700	Unifi, Inc.(b)	17,501
4,100	Unit Corp.(b)	160,843
17,900	United Continental Holdings, Inc.(b)	519,816
100	United States Lime & Minerals, Inc.(b)	4,050
4,110	Unitrin, Inc.	99,873
5,000	Universal Display Corp.(b)	125,200
5,400	Universal Health Services, Inc. - Class B	222,858
1,116	Universal Truckload Services, Inc.(b)	16,015
1,200	Urstadt Biddle Properties, Inc. REIT	19,788
500	US Airways Group, Inc.(b)	5,895
1,700	US Cellular Corp.(b)	78,982
3,355	USA Mobility, Inc.	56,465
1,500	USG Corp.(b)	19,020
154,700	UTi Worldwide, Inc.	2,973,334
12,974	Vaalco Energy, Inc.(b)	76,287
2,798	Valhi, Inc.	56,464
9,450	Valley National Bancorp	126,063
6,200	Valspar Corp.	199,020
3,100	Valueclick, Inc.(b)	42,656
1,200	Varian Semiconductor Equipment Associates, Inc.(b)	39,204
203,300	VCA Antech, Inc.(b)	4,202,211
8,745	Vector Group Ltd.	163,531
4,200	Veeco Instruments, Inc.(b)	175,770
1,400	Venoco, Inc.(b)	21,672
2,800	VeriFone Holdings, Inc.(b)	94,724
135,000	Verisk Analytics, Inc. - Class A(b)	4,024,350
2,380	Viewpoint Financial Group	22,848
720	Virtus Investment Partners, Inc.(b)	26,460
59	Virtusa Corp.(b)	841
14,200	Vishay Intertechnology, Inc.(b)	160,460
200	VSE Corp.	7,050
275,000	W.R. Berkley Corp.	7,568,000
2,600	WABCO Holdings, Inc.(b)	120,692
105,858	Wabtec Corp.	4,958,389
103,100	Waddell & Reed Financial, Inc. - Class A	2,997,117
1,100	Walter Energy, Inc.	96,756
1,075	Warner Music Group Corp.(b)	5,590
500	Washington Banking Co.	6,295
7,300	Washington Federal, Inc.	109,719
234	Washington Trust Bancorp, Inc.	4,701
350,038	Waste Connections, Inc.	14,260,548
1,600	WaterFurnace Renewable Energy, Inc.	41,557
1,046,151	Waters Corp.(b)	77,551,174

Shares		Value

UNITED STATES (continued)
912	Waterstone Financial, Inc.(b)	$3,411
100,000	WD-40 Co.	3,689,000
16,700	WebMediaBrands, Inc.(b)	11,857
18	Websense, Inc.(b)	362
2,800	Webster Financial Corp.	47,936
1,700	Weight Watchers International, Inc.	56,933
2,900	Wellcare Health Plans, Inc.(b)	80,562
4,957	Wendy’s/Arby’s Group, Inc. - Class A	22,802
2,200	WESCO International, Inc.(b)	94,204
300,000	West Pharmaceutical Services, Inc.	10,707,000
2,794	Westamerica Bancorp	139,756
7,000	Western Alliance Bancorp(b)	42,280
100	Westfield Financial, Inc.	845
115	Westwood Holdings Group, Inc.	4,143
519	White Mountains Insurance Group Ltd.	165,665
57,000	Whiting Petroleum Corp.(b)	5,725,080
225,000	Willis Group Holdings Plc	7,155,000
1,347,222	Wisconsin Energy Corp.	80,213,598
416	World Acceptance Corp.(b)	17,950
1,400	WR Grace & Co.(b)	44,884
130,000	Wright Express Corp.(b)	4,902,300
15,900	Wyndham Worldwide Corp.	457,125
8,971	X-Rite, Inc.(b)	36,333
400	Young Innovations, Inc.	11,108
2,500	Zebra Technologies Corp. -
	Class A(b)	89,450
45,000	Zimmer Holdings, Inc.(b)	2,134,800
9,400	Zions Bancorp	194,204

		2,139,151,503

Total Common Stocks
(Cost $2,771,002,017)		3,696,747,122

73

Old Westbury Funds, Inc. Global Small & Mid Cap Fund Portfolio of Investments - (Continued)	October 31, 2010

Shares		Value

EXCHANGE TRADED FUNDS — 6.5%
625,000	iShares MSCI EAFE Small Cap Index Fund	$25,071,500
2,168,500	iShares MSCI Emerging Markets Index Fund	100,032,905
100,861	iShares MSCI Japan Small Cap Index Fund	4,225,067
1,575,000	iShares MSCI Malaysia Index Fund	22,160,250
1,317,400	iShares MSCI Singapore Index Fund	17,982,510
357,000	iShares MSCI South Korea Index Fund	19,417,230
250,000	iShares S&P Small Cap 600 Index Fund	15,410,000
55,000	SPDR Russell Nomura Small Cap Japan Fund	2,133,450
510,000	SPDR S&P International Small Cap Fund	14,795,100
328,648	SPDR S&P Midcap 400 Trust	49,471,383

Total Exchange Traded Funds (Cost$196,220,437)		270,699,395

INVESTMENT COMPANY — 1.3%
52,741,300	SEI Daily Income Trust Government II Fund, Class A, 0.01%	52,741,300

Total Investment Company (Cost$52,741,300)		52,741,300

RIGHTS/WARRANTS — 0.0%
Consumer Discretionary — 0.0%
9,520	Ford Glory Holdings Ltd., Rights(d)	614
8,784	KFC Holdings Malaysia Berhad Warrants, Expire 9/14/15(b)(c)	4,235

		4,849

Consumer Staples — 0.0%
1,308	Britannia Industries Ltd. Rights, Expire 3/22/13(c)	5,094
233,114	Pacific Andes International Holdings Ltd. Warrants, Expire, 6/15/11(b)(c)	2,165

		7,259

Energy — 0.0%
27,384	Tap Oil Ltd Rights, Expire 11/8/10(d)	0
2,935	White Energy Co. Ltd. - Performance Shares, Conversion Period 3/30/12(c)(d)	10,925
2,935	White Energy Co. Ltd. - Performance Shares, Conversion Period 3/31/11(c)(d)	10,925

		21,850

Shares		Value

Health Care — 0.0%
27	Green Cross Corp. South Korea Rights, Expire 11/24/10(b)(c)(d)	941
9,600	Ligand Pharmaceuticals Contingent Value Rights(c)(d)	0
9,600	Ligand Pharmaceuticals Contingent Value Rights(c)(d)	0

		941

Industrials — 0.0%
46,669	AEA Technology Plc Rights, Expire 10/21/10(d)	247
43,639	HKC Warrants, Expire 6/8/11(b)(c)	327
2,644	Hong Kong Energy Warrants, Expire 6/8/11(b)(c)	27
428	Latecoere Warrants, Expire 7/30/15(b)(c)	727
304	TCI Developers(c)(d)	1,437

		2,765

Information Technology — 0.0%
1,420	Xaar Plc - Rights, Expire 11/5/10(d)	1,536

Materials — 0.0%
62,617	Boryszew Rights, Expire 12/31/10(c)(d)	83,482
3,344	Kinross Gold Warrants, Expire 9/17/14(b)(c)	13,738
267	Kolon Industries, Inc. Rights, Expire 12/2/10(b)(c)(d)	4,109
2,762	MIL Resources Ltd. Warrants, Expire 5/31/12(b)(c)	35

		101,364

Real Estate — 0.0%
465,116	Bangkok Land Public Co. Ltd. - NVDR Warrants, Expire 5/2/13(b)(c)	2,017
1,133	Cheuk Nang Holdings Ltd. Warrants, Expire 5/20/11(b)(c)	148
2,642	Fonciere Des Regions Warrants, Expire 12/31/10(b)	4,699

		6,864

Utilities — 0.0%
4,924	EVN AG Rights, Expire 11/12/10(c)(d)	281

Total Rights/Warrants (Cost $48,252)		147,709

74

Old Westbury Funds, Inc. Global Small & Mid Cap Fund Portfolio of Investments - (Continued)	October 31, 2010

Principal Amount		Value

U.S. GOVERNMENT AGENCIES — 2.3%
Fannie Mae — 1.2%
$50,000,000	0.13%, 11/09/10(f)	$49,998,556

Federal Home Loan Bank — 1.1%
4,000,000	0.10%, 11/01/10(f)	4,000,000
40,000,000	0.17%, 11/19/10(f)	39,996,600

Total U.S. Government Agencies (Cost $93,995,156)		93,995,156

Shares

CASH SWEEP — 0.6%
24,823,335	Citibank - US Dollars on Deposit in Custody Account, 0.05%(g)	$24,823,335

Total Cash Sweep (Cost $24,823,335)		24,823,335

TOTAL INVESTMENTS — 99.8% (Cost $3,138,824,446)(a)		4,139,154,017
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		8,760,501

NET ASSETS — 100.0%		$4,147,914,518

(a) Cost for federal income tax purposes is $3,145,721,257 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$1,043,151,271
Unrealized depreciation	(49,718,511)

Net unrealized appreciation	$993,432,760

(b)	Non-income producing security.

(c)

At October 31, 2010, the Global Small & Mid Cap Fund held investments in restricted and illiquid securities amounting to $34,288,177 or 0.83% of net assets, which were valued under the methods approved by the Board of Directors, as shown on the next page:

(d)	Fair valued security under procedures established by the Fund’s Board of Directors. The aggregate value of fair valued securities is $1,383,787, which is 0.03% of net assets.

(e)	Securities incorporated in the same country but traded on different exchanges.

(f)	The rate represents the annualized yield at time of purchase.

(g)	Rate shown represents current yield as of October 31, 2010.

ADR — American Depositary Receipt
NVDR — Non Voting Depositary Receipt
REIT — Real Estate Investment Trust
VVPR — Voter Verified Paper Record

Portfolio diversification by Sector (Unaudited)

Sector	Percentage of Net Assets

Banks	2.5%
Consumer Discretionary	15.9%
Consumer Staples	6.7%
Diversified Financials	3.7%
Energy	9.3%
Health Care	11.0%
Industrials	14.4%
Information Technology	11.2%
Insurance	4.7%
Materials	5.4%
Real Estate	1.3%
Telecommunication Services	0.4%
Utilities	2.6%
Other*	10.9%

100%

*

Includes cash and equivalents, exchange traded funds, U.S. government agencies and securities, rights/warrants, options, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

75

To the Shareholders and Board of Directors of Old Westbury Funds, Inc., Global Small & Mid Cap Fund

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Global Small & Mid Cap Fund (the Fund) (one of the funds comprising Old Westbury Funds, Inc.), as of October 31, 2010, and for the year then ended, and have issued our unqualified report thereon dated December 23, 2010 (which report and financial statements are included in Item 1 of this Form N-CSR). Our audit included an audit of the Fund’s portfolio of investments (the Schedule) as of October 31, 2010 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this Schedule based on our audit.

In our opinion, the Schedule referred to above, when read in conjunction with the financial statements and financial highlights of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

New York, New York
December 23, 2010

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)		Old Westbury Funds, Inc.

By (Signature and Title)*		/s/ Marc D. Stern

Marc D. Stern, President
(Principal Executive Officer)

Date	12/28/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Marc D. Stern

Marc D. Stern, President
(Principal Executive Officer)

Date	12/28/10

By (Signature and Title)*		/s/ Peter C. Artemiou

Peter C. Artemiou, Treasurer
(Principal Financial Officer)

Date	12/28/10

* Print the name and title of each signing officer under his or her signature.